                             THE VANTAGEPOINT FUNDS


                                   PROSPECTUS

                                   MAY 1, 2008

                             ACTIVELY MANAGED FUNDS
                                Money Market Fund
                             Low Duration Bond Fund
                       Inflation Protected Securities Fund
                              Asset Allocation Fund
                               Equity Income Fund
                              Growth & Income Fund
                                   Growth Fund
                                Select Value Fund
                          Aggressive Opportunities Fund
                                 Discovery Fund
                               International Fund
                             Diversified Assets Fund

                                   INDEX FUNDS
                              Core Bond Index Fund
                              500 Stock Index Fund
                             Broad Market Index Fund
                          Mid/Small Company Index Fund
                           Overseas Equity Index Fund

                              MODEL PORTFOLIO FUNDS
                      Model Portfolio Savings Oriented Fund
                    Model Portfolio Conservative Growth Fund
                     Model Portfolio Traditional Growth Fund
                      Model Portfolio Long-Term Growth Fund
                     Model Portfolio All-Equity Growth Fund

                                 MILESTONE FUNDS
                        Milestone Retirement Income Fund
                               Milestone 2010 Fund
                               Milestone 2015 Fund
                               Milestone 2020 Fund
                               Milestone 2025 Fund
                               Milestone 2030 Fund
                               Milestone 2035 Fund
                               Milestone 2040 Fund

The Vantagepoint Funds is a no-load open-end management investment company. The Vantagepoint Funds operates as a "series" investment company offering thirty distinct, diversified investment portfolios listed above (each a "Fund" and collectively the "Funds"), with each Fund having different investment objectives and strategies.

This prospectus gives you information about The Vantagepoint Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            (VANTAGEPOINT FUNDS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVES,
  INVESTMENT POLICIES, PRINCIPAL
  INVESTMENT STRATEGIES, AND RELATED
  RISKS, AND PERFORMANCE                 1
  INVESTMENT OBJECTIVES AND POLICIES     1
  THE ACTIVELY MANAGED FUNDS             2
  THE INDEX FUNDS                       33
  THE MODEL PORTFOLIO FUNDS             43
  THE MILESTONE FUNDS                   55

FEE TABLES                              74

RISKS OF INVESTING IN THE FUNDS         77
  CERTAIN INVESTMENT LIMITATIONS OF
     THE FUNDS                          81

MANAGEMENT OF THE FUNDS                 82

SHAREHOLDER INFORMATION                 84
  SHARE ACCOUNTING FOR ALL FUNDS        84
  VALUATION OF THE FUNDS' INVESTMENT
     SECURITIES                         84
  REINVESTMENT OF EARNINGS              85
  PRICING AND TIMING OF TRANSACTIONS    85
  REPORTING TO INVESTORS                86

PURCHASES, EXCHANGES AND REDEMPTIONS    87
  PURCHASES                             87
  PURCHASES--VANTAGEPOINT ELITE         87
  PURCHASES BY EMPLOYEE BENEFIT PLANS   88
  EXCHANGES AND ALLOCATIONS AMONG
     FUNDS                              88
  EXCHANGES--INDEX FUNDS                88
  EXCHANGES--VANTAGEPOINT ELITE         89
  EXCHANGES BY TELEPHONE                89
  INTERNET ACCESS                       89
  CONVERSIONS--INDEX FUNDS              89
  PURCHASES BY IRA INVESTORS            90
  REDEMPTIONS                           90
  REDEMPTIONS--VANTAGEPOINT ELITE       90
  FREQUENT PURCHASES AND REDEMPTIONS
     OF FUND SHARES                     90
  DISTRIBUTION ARRANGEMENTS             93

TAXATION                                94

FINANCIAL HIGHLIGHTS                    95

INVESTMENT OBJECTIVES, INVESTMENT POLICIES,
PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS, AND PERFORMANCE

--------------------------------------------------------------------------------

The investment objectives, principal investment strategies (including the types of securities that may be held in each Fund), related risks of investing in the Funds and the performance of each Fund are set forth in this prospectus.

The Funds' investment adviser, Vantagepoint Investment Advisers, LLC ("VIA"), manages the investment process by evaluating, recommending, and monitoring the subadvisers of the Funds. VIA also selects the underlying Vantagepoint Funds in which the Model Portfolio Funds and the Milestone Funds invest.

For certain Funds, VIA employs a multi-management strategy to manage a Fund's assets by using more than one subadviser. A multi-management strategy seeks to improve consistency of return over time by eliminating reliance on the results of a single subadviser. Therefore, where potentially advantageous, VIA allocates Fund assets among multiple subadvisers practicing distinct and complementary investment strategies.

To construct a multi-managed Fund, VIA begins by identifying investment strategies that are compatible with a Fund's objective. Next, VIA seeks to identify individual subadvisers who have demonstrated expertise in the consistent execution of a specific investment strategy, and who complement the strategies of other potential or existing subadvisers. Selected subadvisers are then integrated within a single Fund in weights that are expected to optimize return relative to risk. Because each subadviser selects securities that reflect its specific investment strategy, a multi-managed Fund may be more diversified than an individual subadviser's portfolio. VIA oversees the subadvisers of the Funds and recommends to The Vantagepoint Funds' Board of Directors their hiring, termination or replacement. Pursuant to an order issued by the U.S. Securities and Exchange Commission ("SEC"), VIA may, with the approval of the Board of Directors, hire or replace subadvisers, who are unaffiliated with the Funds or VIA, and materially amend the subadvisory agreements with such subadvisers without shareholder approval. Shareholders will be notified of such changes, which may occur after the changes take place.

INVESTMENT OBJECTIVES AND POLICIES

------------------------------

The Funds have adopted certain investment policies and limitations. Those designated as "fundamental" in this prospectus or in the Statement of Additional Information ("SAI") cannot be changed without shareholder approval. Others may be changed at the discretion of the Board of Directors.

The descriptions that follow in this prospectus are designed to help you choose the Funds that best fit your investment objectives and tolerance for risk.

Each Fund's net asset value ("NAV"), yield, and total return may be adversely affected by market conditions.

Please see "Risks of Investing in the Funds" for more information about risks.

Performance--Certain of The Vantagepoint Funds have the same investment objectives, and are operated in substantially the same fashion, as certain funds that were previously offered through The VantageTrust Company (the "Trust"), an unregistered commingled fund that holds and invests the assets of public sector retirement plans. Performance figures set forth in this prospectus for any period prior to the transfer of portfolio securities from these unregistered commingled funds to their corresponding Vantagepoint Fund represent performance of the unregistered commingled funds. This past performance was adjusted at each Fund's inception to reflect expenses of the Fund. The commingled funds were not registered mutual funds so each was not subject to the same investment and tax restrictions as a Fund and, as such, if it had been, the commingled fund's performance may have been lower.

Portfolio Holdings--A description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' SAI. Each Fund's complete month-end portfolio holdings are made publicly available on the Funds' website (www.icmarc.org) 25 days after month-end (or the next business day thereafter). Such information will continue to remain available until The Vantagepoint Funds file a Form N-CSR or Form N-Q for the period that includes the date as to which the month-end portfolio holdings website disclosure is current.

THE ACTIVELY MANAGED FUNDS

--------------------------------------------------------------------------------

Money Market Fund

INVESTMENT OBJECTIVE--To seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00.


PRINCIPAL INVESTMENT STRATEGIES--To invest substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio (the "Portfolio"), an unaffiliated registered money market mutual fund, which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio invests in high-quality, U.S. dollar-denominated short-term debt obligations and is advised by Invesco Aim Advisors, Inc. The Portfolio invests primarily in securities issued by the U.S. Government or its agencies, bankers' acceptances, certificates of deposit and time deposits from U.S. or foreign banks, repurchase agreements, commercial paper, municipal securities and master notes. The Portfolio may invest up to 50% of its assets in U.S. dollar denominated foreign securities and may invest in securities that may carry foreign credit exposure. The Fund's portfolio has an average maturity of 90 days or less.


PRINCIPAL INVESTMENT RISKS--An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there is no guarantee that it will do so and it is still possible to lose money by investing in the Fund. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not indicate how the Fund will perform in the future. This bar chart shows changes in the performance of the Money Market Fund from year to year. The performance table also shows the returns for each period of the 30-Day Treasury Bill which do not reflect the costs of portfolio management or trading.



[MONEY MARKET FUND BAR GRAPH]

2000                                        6.05
2001                                        3.70
2002                                        1.32
2003                                        0.60
2004                                        0.82
2005                                        2.70
2006                                        4.51
2007                                        4.75





 Best Quarter      Worst Quarter
     1.55%             0.12%
(3rd Qtr 2000)    (1st Qtr 2004)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                                SINCE
                           1 YEAR   5 YEAR   INCEPTION*
                           ------   ------   ----------
Money Market Fund           4.75%    2.66%      3.20%
30-DAY TREASURY BILL
  (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES, OR
  TAXES)                    4.66%    2.92%      3.38%
MFR PRIME RETAIL AVERAGE
  (REFLECTS NO DEDUCTIONS
  FOR TAXES)                4.58%    2.65%      3.02%



 * March 1, 1999.

The Fund's 7-day yield and 7-day effective yield on December 31, 2007 were 4.22% and 4.31%, respectively. Please call 1-800-669-7400 or check the Fund's website at www.icmarc.org for the Fund's current yield.

Low Duration Bond Fund

INVESTMENT OBJECTIVE--To seek total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 80% of its net assets in bonds of varying maturities. The Fund also normally invests at least 65% of its total assets in debt securities with more than one year to maturity and seeks to maintain a maximum portfolio effective duration of three years.

The Fund seeks total return through individual security selection and analysis, sector rotation and yield curve positioning. The Fund invests in debt securities that its subadvisers believe offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. The Fund invests in a wide variety of debt securities payable primarily in U.S. dollars. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supra-national organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed debt securities which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities and asset-backed debt securities including utility rate reduction bonds and bonds backed by collateral such as credit card receivables, home equity loans, student loans, and small business loans; and (4) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax.


The Fund generally invests in investment grade debt securities, which are securities rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB) and comparable grades of Moody's Investor Services, Inc. ("Moody's"), or Fitch Ratings ("Fitch") or are securities the Fund's subadvisers determine are of comparable quality. However, the Fund may invest up to 10% of its total assets in debt securities rated below investment grade and 15% of its total assets in foreign securities, including up to 5% of its total assets in emerging markets debt and up to 10% of its assets in securities denominated in foreign currencies. Normally, the average credit quality of the Fund overall will remain investment grade.

The Fund may invest its assets in derivative instruments, such as futures, options, forward currency contracts, and swap agreements, if used for relative value, hedging or risk control, but not for speculation. The Fund may use swap agreements to manage interest rate, currency and credit exposure. Investments in derivative instruments will be limited to 10% of the market value of the Fund's net assets.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks associated with fixed income securities including credit and interest rate risk. Credit risk is the possibility that the issuer of a debt security will default. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its inability to continue to make principal and interest payments, or a decline in its credit rating. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities owned by the Fund usually will decline. When interest rates fall, the prices of these securities usually will increase.

The Fund may invest in mortgage-backed and other asset-backed debt securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed debt securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so).

Futures, options, forward currency contracts, and swap agreements are considered derivative investments because their value depends on the value of an underlying asset, reference rate or index. The Fund has limits on the amount of particular types of derivatives it can hold and it is not required to use them to seek its objective. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivative that the Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on a subadviser's ability to predict market movements.

The use of derivative instruments may also include: counterparty risk, which is the risk that the other party to a derivative contract may not fulfill its obligations; liquidity risk, which is the risk that a particular derivative instrument may be difficult to purchase or sell; interest rate risk, which is the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations; valuation risk, which is the risk of mispricing or improper valuation of the derivative instrument and the inability of the derivative to correlate in value with its underlying asset, reference rate or index; and the risk that suitable derivative transactions may not be available in all circumstances for risk management or for other purposes.

Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. In certain types of swap transactions, the risk of loss is increased because the Fund may be required to make higher payments to the counterparty as a result of market volatility. In addition, swap agreements are not traded on exchanges or other organized markets and thus may be less liquid than other derivative instruments.

Below investment grade debt securities (commonly known as "high yield bonds" or "junk bonds") are speculative and involve a greater risk of default and price change due to changes in the issuer's creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets. Although the Fund expects to be hedged against currency risk, there may be periods when the Fund has some currency risk exposure.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Payden & Rygel, 333 So. Grand Avenue, Los Angeles, California 90071, serves as a subadviser to the Fund employing a low duration strategy. Payden & Rygel has served in this capacity since 2000.


Brian W. Matthews and Mary Beth Syal are responsible for making investment decisions for the portion of the Fund managed by Payden & Rygel. Mr. Matthews has served as a portfolio manager of the Fund since December 2004 and Ms. Syal has served as a portfolio manager of the Fund since March 2008. Mr. Matthews, CFA and Managing Principal, began his investment career in 1983 and joined Payden & Rygel in 1986. He is a senior member of the firm's Investment Policy Committee. Ms. Syal, CFA, and Managing Principal, joined Payden & Rygel in 1991. Both Mr. Matthews and Ms. Syal have been Managing Principals and portfolio managers at Payden & Rygel for at least the last five years.


STW Fixed Income Management Ltd. ("STW"), 6185 Carpinteria Avenue, Carpinteria, California 93013, serves as a subadviser to the Fund employing a low duration strategy and has served in this capacity since November 2004. STW's six-member investment team is jointly and primarily responsible for making investment decisions for the portion of the Fund managed by STW. The team is composed of William H. Williams, Edward H. Jewett, Richard A. Rezek, Jr., CFA, Benson Chau, CFA, Andrew B.J. Chorlton, CFA, and John Barclay Rodgers, CFA, and applies a team approach to portfolio management. Mr. Williams, Principal, Chief Executive Officer and Chief Investment Officer ("CIO"), has been STW's CIO for 30 years. Mr. Jewett, Principal and Portfolio Manager, joined STW in 1988 and has 31 years of investment experience. Mr. Rezek, Principal and Portfolio Manager, joined STW in 2002. Mr. Chorlton joined STW as a Vice President and Portfolio Manager in July 2007. He spent six years as a Senior Investment Manager with AXA Investment Management, Inc. before joining STW. Mr. Rodgers, Principal, Portfolio Manager and Quantitative Investment Analyst, joined STW in 2002. Mr. Chau, Vice President and Portfolio Manager joined STW in 2005 after ten years at OPUS Investment Management where he was a Vice President and Portfolio Manager. Messrs. Williams, Jewett, Rezek and Rodgers have served as portfolio managers of the Fund since November 2004, Mr. Chau has served as a portfolio manager of the Fund since 2005, and Mr. Chorlton became a portfolio manager of the Fund in February 2008.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--Before May 1, 2007, the Vantagepoint Low Duration Bond Fund was named the Vantagepoint Short-Term Bond Fund and sought to meet its objective by investing in debt securities of varying maturities and by maintaining a maximum average portfolio maturity (on a dollar weighted basis) of three years. This is no longer the case with respect to the Fund's portfolio maturity. Now the Fund's portfolio seeks to maintain a maximum effective duration of three years. This change may result in an increase in interest rate risk. Before November 8, 2004, the Vantagepoint Short-Term Bond Fund was named the Vantagepoint Income Preservation Fund and sought to offer a high level of current income and to preserve principal and maintain a stable net asset value per share, by investing primarily in high-quality short- and intermediate-term fixed income securities and by purchasing insurance contracts to offset daily market fluctuations in the Fund's portfolio holdings. There is no assurance that the Fund will be able to achieve long-term investment results similar to those achieved prior to May 1, 2007. The Fund's investment results may be more volatile and will vary depending on market conditions, particularly over the short-term. In addition, during the two months ended November 5, 2004, the Fund's portfolio was liquidated and replaced with fixed-income securities having less than 60 days to maturity in preparation for the Fund's conversion to the Vantagepoint Short-Term Bond Fund. As a result of these transactions, the Fund realized higher than normal returns during this two month period that are unlikely to be replicated. INVESTORS SHOULD TAKE INTO ACCOUNT THE LIKELY IMPACT OF THESE CHANGES TO THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES BEFORE DECIDING TO BUY, HOLD OR SELL SHARES OF THE FUND. The Fund's net asset value will fluctuate.


The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund including periods prior to its conversions to a short-term bond fund and low duration bond fund. Past performance (before and after taxes) prior to May 1, 2007 was achieved before the Fund changed its name and principal investment strategy. Past performance (before and after taxes) prior to November 8, 2004, was achieved before the Fund changed its investment objective, principal investment strategies and name and when the Fund had different investment subadvisers. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

This performance table also shows the returns for each period of the Merrill Lynch 1-3 Government/Corporate Index ("Merrill 1-3"), an unmanaged index, that tracks the performance of U.S. dollar-denominated investment-grade Government and corporate public debt securities issued in the

U.S. domestic bond market with maturities between 1 and 3 years. The index does not reflect the costs of portfolio management and trading.

This bar chart shows changes in the performance of the Low Duration Bond Fund from year to year.

[INCOME PRESERVATION FUND BAR CHART]


2001                                        5.18
2002                                        4.09
2003                                        3.51
2004                                        3.65
2005                                        1.27
2006                                        3.98
2007                                        5.24





 BEST QUARTER      WORST QUARTER
     1.92%            -0.36%
(3rd Qtr 2006)    (1st Qtr 2005)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                               SINCE
                            1 YEAR  5 YEAR  INCEPTION*
                            ------  ------  ----------
Low Duration Bond Fund
  Return before taxes        5.24%   3.52%     3.87%
  Return after taxes on
     distributions           3.64%   2.19%     2.30%
  Return after taxes on
     distributions and
     sale of fund shares     3.38%   2.23%     2.36%
Merrill Lynch 1-3 Year
  Government/Corporate
  Index (Reflects no
  deductions for fees,
  expenses, or taxes)        6.87%   3.34%     4.61%
Morningstar Short-Term
  Bond Funds Average
  (Reflects no deductions
  for taxes)**               4.29%   2.88%     3.93%



 * December 4, 2000.

** This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.
Inflation Protected Securities Fund

INVESTMENT OBJECTIVE--To offer current income.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 80% of the Fund's net assets in inflation adjusted U.S. and non-U.S. fixed income securities. The Fund will, under normal circumstances, invest at least 50% of its net assets in U.S. Treasury inflation protected securities. Inflation adjusted securities are designed to protect the future purchasing power of the money invested in them; either their principal value and/or interest payments are indexed for changes in inflation. These securities may include: (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax.


The Fund may also invest up to 20% of its net assets in U.S. and non-U.S. fixed income securities and derivatives whose values are not linked to adjustments in reported inflation rates. These securities and derivatives may include: (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed debt securities which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities and asset-backed debt securities including utility rate reduction bonds and bonds backed by collateral such as credit card receivables, home equity loans, student loans, and small business loans; and (4) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax. The Fund generally will invest in securities denominated in U.S. dollars. However, the Fund may invest its assets in securities denominated in foreign currencies.

The Fund's investment in derivatives may include futures, forward currency contracts, options, and swap agreements. The combination of fixed income securities and derivatives is intended to maintain exposure comparable to a fully invested fixed income portfolio. The Fund may hedge currency risk by using forward currency contracts or options.


The Fund generally will invest in investment grade debt securities (measured at the time of purchase), which are securities rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least
BBB), Moody's (at least Baa), or Fitch (at least BBB), or are securities the Fund's subadvisers determine are of comparable quality. However, the Fund may invest up to 5% of its net assets in debt securities rated below investment grade with a minimum rating of no lower than B as rated by Standard & Poor's, or comparable grades of Moody's or Fitch, and in emerging markets debt denominated in U.S. dollars. The average credit quality of Fund holdings is expected to remain investment grade under normal circumstances.


The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks associated with fixed income securities, including credit and interest rate risk. Credit risk is the possibility that the issuer of a debt security will default. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or a decline in its credit rating. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities owned by the Fund usually will decline. When interest rates fall, the prices of these securities usually will increase.

Inflation adjusted securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation adjusted security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation adjusted securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. Inflation adjusted securities and the funds that invest in them may not produce a steady income stream, particularly during deflationary periods. In fact, during periods of extreme deflation, the Fund may have no income at all.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of such callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, after a callable security is repaid early, the Fund would reinvest the proceeds of the payoff at current yields, which would likely be lower than those paid on the security that was called.

The Fund may invest in mortgage-backed and other asset-backed debt securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed debt securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so).

Below investment grade debt securities (commonly known as "high yield bonds" or "junk bonds") are speculative and involve a greater risk of default and price change due to changes in the issuer's creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Futures, options, forward currency contracts, and swap agreements are considered derivative investments because their value depends on the value of an underlying asset, reference rate or index. The Fund has limits on the amount of particular types of derivatives it can hold and it is not required to use them to seek its objective. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivative that the Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on the subadviser's ability to predict market movements.

The use of derivative instruments may also include: counterparty risk, which is the risk that the other party to a derivative contract may not fulfill its obligations; liquidity risk, which is the risk that a particular derivative instrument may be difficult to purchase or sell; interest rate risk, which is the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations; valuation risk, which is the risk of mispricing or improper valuation of the derivative instrument and the inability of the derivative to correlate in value with its underlying asset, reference rate or index; and the risk that suitable derivative transactions may not be available in all circumstances for risk management or for other purposes.

Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. In certain types of swap transactions, the risk of loss is increased because the Fund may be required to make higher payments to the counterparty as a result of market volatility. In addition, swap agreements are not traded on exchanges or other organized markets and thus may be less liquid than other derivative instruments.

Investing in foreign securities poses additional risks. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets. There may be periods when the Fund has some currency risk. The Fund may, from time to time, attempt to hedge a portion of its currency risk using a variety of techniques including forward currency contracts or options. Currency risk is that the value of an investment that is denominated in the currency of one country will rise or fall with the changes in the exchange rate between countries.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS -- The Fund is managed by multiple subadvisers.

Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, serves as a subadviser to the Fund employing a broad-based inflation-linked strategy. PIMCO has served in this capacity since May 2007. PIMCO seeks to invest in a broad array of investment grade fixed income securities including non-benchmark sectors. Mihir Worah, Executive Vice President of PIMCO, is responsible for making investment decisions for the portion of the Fund managed by PIMCO and has served in this capacity since January 2008. Mr. Worah became a Portfolio Manager at PIMCO in 2003 and was promoted to Executive Vice President in 2007.

BlackRock Financial Management, Inc. ("BlackRock"), 40 East 52(nd) Street, New York, New York 10022, serves as a subadviser to the Fund employing a broad-based inflation-linked strategy. BlackRock has served in this capacity since October 2007. BlackRock seeks to invest in a broad array of fixed income securities, including non-benchmark sectors. BlackRock primarily invests in investment grade securities, but may invest opportunistically in below investment grade securities. Stuart Spodek, Managing Director of BlackRock and Brian Weinstein, Managing Director of BlackRock have the day-to-day responsibility for making investment decisions for the portion of the Fund managed by BlackRock. Mr. Spodek is co-head of U.S. Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a Portfolio Manager in 1995.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in government and agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION -- Before May 1, 2007, the Inflation Protected Securities Fund was named the US Government Securities Fund and invested at least 80% of its assets in securities issued by the U.S. Treasury, U.S. Government agencies, and U.S. Government-sponsored enterprises, including mortgage-backed securities. This is no longer the case. The Fund now invests at least 80% of its net assets in inflation adjusted U.S. and non-U.S. debt securities. The Fund also had a different subadviser from the Fund's current subadvisers. The Fund's investment results may be more volatile than before these changes and will vary depending on market conditions. The Fund's net asset value will fluctuate. There is no assurance that the Fund will be able to achieve long-term investment results similar to those achieved prior to May 1, 2007. BlackRock became a subadviser in October 2007. INVESTORS SHOULD TAKE INTO ACCOUNT THE LIKELY IMPACT OF THESE RECENT CHANGES TO THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND SUBADVISERS BEFORE DECIDING TO BUY, HOLD OR SELL SHARES OF THE FUND.

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Lehman Brothers U.S. TIPS Index, an unmanaged index that consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity, and at least $250 million par amount outstanding. The index does not reflect the costs of portfolio management and trading. This past performance (before and after taxes) was achieved before the Fund changed its name and principal investment strategies, and when the Fund had different investment subadvisers, and it does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies as the Fund at that time and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Inflation Protected Securities Fund from year to year.


[US GOVERNMENT SECURITIES FUND BAR CHART]

1998                                         9.70
1999                                        -2.67
2000                                        12.00
2001                                         7.42
2002                                         8.76
2003                                         1.66
2004                                         1.77
2005                                         1.05
2006                                         3.34
2007                                         9.64





 Best Quarter      Worst Quarter
     6.25%            -2.39%
(3rd Qtr 1998)    (2nd Qtr 2004)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                            10 YEARS/
                                              SINCE
                           1 YEAR  5 YEARS  INCEPTION
                           ------  -------  ---------
Inflation Protected
  Securities Fund Return
  before taxes              9.64%   3.45%     5.17%*
  Return before taxes
     (after 3/1/99)         9.64%   3.45%     5.00%
  Return after taxes on
     distributions          7.74%   2.11%     4.78%
  Return after taxes on
     distributions and
     sale of fund
     shares                 6.19%   2.17%     4.46%
Lehman Brothers U.S. TIPS
  Index (Reflects no
  deductions for fees,
  expenses, or taxes)      11.64%   6.27%     7.46%
Morningstar Inflation
  Protected Bond Funds
  Average (Reflects no
  deductions for taxes)**   9.86%   5.16%     6.42%



 * Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning July 1, 1992 and had different investment strategies than the Fund's current strategies. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


** This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Asset Allocation Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth at a lower level of risk than an all-equity portfolio.

PRINCIPAL INVESTMENT STRATEGIES--To tactically allocate assets among common stocks, U.S. Treasury securities and investment grade short-term debt instruments in proportions determined by the Fund's subadviser based on relative expected returns and risk for each asset class. Under normal circumstances, the Fund invests 40% to 70% of its assets in common stocks; however, the Fund's investments in common stocks may range from as little as 0% to as much as 100% of Fund assets. The Fund invests the rest of its assets in short-term debt instruments and U.S. Treasury obligations. The Fund's subadviser applies a tactical asset allocation strategy based on systematic assessment of quantifiable criteria such as expected long-term asset class returns, valuation measures, economic and monetary indicators, and financial market conditions.

The Fund's stock allocation is passively managed in a portfolio designed to approximate the investment characteristics and performance of the S&P 500 Index. The Treasury allocation is passively managed to seek to approximate the investment characteristics and performance of the Lehman Brothers Long-Term U.S. Treasury Bond Index. The cash allocation is invested in short-term debt instruments. Stock and Treasury exposure may be obtained or modified by using S&P 500 Index and U.S. Treasury note and bond futures. Fund investments in derivatives such as futures are limited to 10% of the market value of the Fund's net assets, but generally will not exceed 5% of the market value of the Fund's net assets.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market, such as price volatility, as well as interest rate and credit risks.

Futures are considered derivative investments because their value depends on the value of an underlying asset, reference rate or index. The Fund has limits on the amount of particular types of derivatives it can hold and it is not required to use them to seek its objective. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivative that the Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on the subadviser's ability to predict market movements.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISER--Mellon Capital Management Corporation ("Mellon Capital"), 50 Fremont Street, San Francisco, California 94105, serves as the Fund's subadviser, employing a tactical asset allocation strategy. Mellon Capital has served in this capacity since March 1999. Mellon Capital seeks to actively allocate the Fund's assets among stocks, long-term U.S. Treasury securities, and short-term debt instruments. Allocation changes are determined based on relative expected returns and risks of the asset classes.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for making investment decisions for the Fund. The management team for the Fund consists of Helen Potter, CFA, and Paul Benson, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. Ms. Potter has served as portfolio manager since 2001 and Mr. Benson has served as portfolio manager since 2006.

Helen Potter, is a Managing Director of Mellon Capital and is the head of the Management Team. Ms. Potter joined Mellon Capital in 1996.

Paul Benson, is a Vice President and Portfolio Manager of Mellon Capital. He is responsible for implementation of all U.S. asset allocation strategies and has been with Mellon Capital since 2005. Prior to joining Mellon Capital, he held positions at PIMCO, Bankers Trust, and Westdeutsche Landesbank.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the S&P 500 Index as well as for the Fund's Custom Benchmark, which is comprised of 65% S&P 500 Index, 25% Lehman Brothers Long-Term Treasury Bond Index and 10% 91-Day T-Bills. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Long-Term Treasury Bond Index consists of all Treasury obligations with maturities of 10 years or greater. The indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Asset Allocation Fund from year to year.


[ASSET ALLOCATION FUND BAR CHART]

1998                                        22.42
1999                                         8.22
2000                                        -0.71
2001                                        -5.42
2002                                       -15.80
2003                                        25.97
2004                                        10.62
2005                                         4.54
2006                                        15.51
2007                                         6.25





 Best Quarter      Worst Quarter
    15.07%            -15.63%
(2nd Qtr 2003)    (3rd Qtr 2002)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                               10 YEARS/
                           1 YEAR  5 YEARS  SINCE INCEPTION
                           ------  -------  ---------------
Asset Allocation Fund
  Return before taxes       6.25%   12.32%        6.48%*
  Return before taxes
     (after 3/1/99)         6.25%   12.32%        4.97%
  Return after taxes on
     distributions          5.07%   11.64%       10.18%
  Return after taxes on
     distributions and
     sale of fund shares    4.54%   10.53%        9.69%
S&P 500 Index (Reflects
  no deductions for fees,
  expenses, or taxes)       5.49%   12.83%        5.91%
Lehman Brothers Long-Term
  Treasury Bond Index
  (Reflects no deductions
  for fees, expenses, or
  taxes)                    9.81%    5.62%        7.14%
91-Day T-Bills (Reflects
  no deductions for fees,
  expenses, or taxes)       5.00%    3.07%        3.77%
Custom Benchmark
  (Reflects no deductions
  for fees, expenses, or
  taxes)                    6.72%   10.18%        6.40%
Morningstar Moderate
  Allocation Funds
  Average (Reflects no
  deductions for taxes)**   5.99%   10.24%        5.99%



* Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning December 1, 1974. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

** This is a group of funds with investment objectives similar to those of the Fund.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Equity Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth with consistency derived from dividend yield.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund seeks to invest primarily in the common stocks of companies that are expected to pay dividends at above-market levels. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records. The Fund may also invest in securities of foreign issuers, convertible securities and investment grade and below investment grade bonds. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--While investment in the Fund involves all of the general risks of investing in the stock market, such as price volatility, the Fund's emphasis on large-capitalization, dividend-paying companies is intended to result in less volatility over the long-term than is associated with other types of common stock funds. As a result of the Fund's income focus, certain sectors and/or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than the general stock market. The Fund may also be subject to the general risks associated with fixed income securities such as credit and interest rate risk. In addition, the Fund is subject to the risks of investing in foreign securities. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, serves as a subadviser to the Fund employing a contrarian value strategy. BHMS has served in this capacity since August 1999. BHMS follows a value-oriented investment approach that stresses fundamental analysis in its process of individual stock selection. Robert J. Chambers, CFA, and Mark Giambrone, CPA, are responsible for making investment decisions for the portion of the Fund managed by BHMS. Mr. Chambers has served as a co-portfolio manager of the Fund since August 1999. Mr. Giambrone became co-portfolio manager in January 2008. He joined BHMS in December 1998 as an analyst and has served as a portfolio manager at BHMS since 2002.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser to the Fund employing a relative yield value strategy. T. Rowe Price has served in this capacity since August 1999. T. Rowe Price seeks to invest in securities that display above-market yield and below-market valuation with good prospects for capital appreciation and dividend growth. Brian C. Rogers, CFA, CIC, is responsible for making investment decisions for the portion of the Fund managed by T. Rowe Price and has served in this capacity since August 1999. Mr. Rogers is the Chief Investment Officer of T. Rowe Price. Mr. Rogers joined T. Rowe Price in 1982.

Southeastern Asset Management, Inc., 6410 Poplar Avenue, Memphis, Tennessee 38119, ("Southeastern"), serves as a subadviser to the Fund employing a special situations strategy. Southeastern has served in this capacity since December 2000. Southeastern seeks to invest in financially strong, well-managed companies that can be purchased at prices Southeastern believes are significantly below their current intrinsic values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head the investment team responsible for making investment decisions for the portion of the Fund managed by Southeastern. Mr. Hawkins and Mr. Cates have served in this capacity since December 2000. Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Russell 1000 Value Index which consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Equity Income Fund from year to year.

[EQUITY INCOME FUND BAR CHART]

1998                                        16.02
1999                                        -8.46
2000                                        17.56
2001                                         2.92
2002                                       -14.96
2003                                        33.09
2004                                        14.78
2005                                         5.76
2006                                        18.73
2007                                         3.76





 Best Quarter      Worst Quarter
    18.87%            -16.26%
(2nd Qtr 2003)    (3rd Qtr 2002)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                              10 YEARS/
                          1 YEAR  5 YEARS  SINCE INCEPTION
                          ------  -------  ---------------
Equity Income Fund
  Return before taxes      3.76%   14.76%        8.08%*
  Return before taxes
     (after 3/1/99)        3.76%   14.76%        7.87%
  Return after taxes on
     distributions         3.00%   14.08%       11.16%
  Return after taxes on
     distributions and
     sale of fund shares   3.45%   12.92%       10.57%
Russell 1000 Value Index
  (Reflects
  no deductions for
  fees, expenses, or
  taxes)                  -0.17%   14.63%        7.68%
Morningstar Large Value
  Funds Average
  (Reflects no
  deductions for
  taxes)**                 1.42%   13.16%        6.67%



* Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

** This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth & Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in common stocks that the Fund's subadvisers believe offer the potential for capital appreciation and, secondarily, current income by investing in dividend-paying stocks. Strategies used by the Fund's subadvisers include: 1) focusing on large-capitalization companies whose stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth or both; and 2) emphasizing stocks that may pay dividends.


The Fund may also invest in bonds, convertible securities, and the securities of foreign issuers. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.


The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all the general risks of investing in the stock market, such as price volatility. The Fund is also subject to credit and interest rate risks. In addition, the Fund is subject to the risks of investing in foreign securities. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, serves as a subadviser to the Fund employing a selected opportunities strategy. Capital Guardian has served in this capacity since March 1999. Capital Guardian seeks to invest its portion of the Fund's portfolio primarily in larger U.S. companies. Capital Guardian uses a bottom-up research-driven process and employs a multiple portfolio manager system in managing the portfolio.

Terry Berkemeier Senior Vice President of Capital Guardian, Michael R. Ericksen, Director and Senior Vice President of Capital Guardian, David I. Fisher, Chairman of the Board of Capital Guardian, Karen A. Miller, Director and Senior Vice President of Capital Guardian, Theodore R. Samuels, Director and Senior Vice President of Capital Guardian, Eric H. Stern, Director and Senior Vice President of Capital Guardian and Alan J. Wilson, Director and Senior Vice President of Capital Guardian, all serve as portfolio managers of the Fund and are responsible for making investment decisions for the portion of the Fund managed by Capital Guardian. Each portfolio manager has served as an investment professional with Capital Guardian or one of its affiliates for over 5 years. Each individual has served as a portfolio manager of the Fund since 1999, except Ms. Miller, who became a portfolio manager of the Fund in 2000 and Mr. Stern who became a portfolio manager of the Fund in February 2008.

Capital Guardian uses a multiple portfolio manager system in managing the Fund's assets. Under this approach, the portfolio of the Fund for which Capital Guardian serves as subadviser, is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund's objectives and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Fund's portfolio.

T. Rowe Price serves as a subadviser to the Fund employing a blue chip growth strategy. T. Rowe Price has served in this capacity since June 2001. T. Rowe Price uses fundamental research to identify firms that it believes to be well-established in their industries and have potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. Larry J. Puglia, CPA, CFA and Vice President of T. Rowe Price, is responsible for making investment decisions for the portion of the Fund managed by T. Rowe Price and has served as portfolio manager of the Fund since June 2001. Mr. Puglia joined
T. Rowe Price in 1990.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Fund employing a yield focused strategy. Wellington Management has served in this capacity since April 2000. Wellington Management seeks to invest in large-capitalization companies that it believes are selling at attractive prices relative to the market and that sell at below-average price-to-earnings multiples. John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management and Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Wellington Management. Effective June 30, 2008, Mr. Ryan will no longer make investment decisions for the Fund, and Mr. Link will be solely responsible for making investment decisions for the Fund. Mr. Ryan has served in this capacity since April 2000 and Mr. Link has served in this capacity since February 2008. Mr. Ryan joined Wellington Management as an investment professional in 1981. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management, Inc. from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin Templeton from 1989 to 2003.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for the S&P 500 Index, which consists of 500 companies representing larger capitalization stocks traded in the U.S. The index is unmanaged and does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth & Income Fund from year to year.


[GROWTH & INCOME BAR CHART]

1999                                        26.03
2000                                         4.21
2001                                        -4.77
2002                                       -22.93
2003                                        30.49
2004                                         8.85
2005                                         6.02
2006                                        13.28
2007                                         5.98





 Best Quarter      Worst Quarter
    17.62%            -17.45%
(4th Qtr 1999)    (3rd Qtr 2002)



                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                              10 YRS/
                                               SINCE
                             1 YEAR  5 YEAR  INCEPTION
                             ------  ------  ---------
Growth & Income Fund
  Return before taxes         5.98%  12.58%    9.03%*
  Return before taxes
     (after 3/1/99)           5.98%  12.58%    6.24%
  Return after taxes on
     distributions            3.73%  11.85%    7.99%
  Return after taxes on
     distributions and sale
     of fund shares           6.59%  10.97%    7.57%
S&P 500 Index (Reflects no
  deductions for fees,
  expenses, or taxes)         5.49%  12.83%    5.73%
Morningstar Large Blend
  Funds Average (Reflects
  no deductions for
  taxes)**                    6.16%  12.63%    5.27%



* Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 2, 1998. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

** This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in common stocks that are considered by the Fund's subadvisers to have above-average potential for growth.

The Fund invests in common stocks of companies that its subadvisers believe to have prospects for above-average growth, with emphasis on stocks of seasoned medium- and large-capitalization firms. The Fund may also invest in small-capitalization stocks, bonds, convertible securities and the securities of foreign issuers. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market, such as price volatility. Additionally, the Fund's growth stock investment strategy may expose it to a greater degree of price and earnings volatility than the stock market as a whole, particularly over shorter time periods, when other styles of investing may outperform or underperform the growth style employed by the Fund. In addition, the Fund is subject to the risks of investing in foreign securities. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Peregrine Capital Management, Inc. ("Peregrine"), 800 LaSalle Street, Minneapolis, Minnesota 55402, serves as a subadviser to the Fund, employing a concentrated growth strategy. Peregrine has served in this capacity since July 2002. Peregrine seeks to invest its portion of the Fund's portfolio in high quality, long-term growth companies that have quality fundamental characteristics and generally below-average debt that can produce long-term earnings growth and that offer the potential for superior returns on capital. John Dale, CFA, and Gary Nussbaum, CFA, serve as portfolio managers and have joint day-to-day responsibility for making investment decisions for the portion of the Fund managed by Peregrine. Mr. Dale has been with Peregrine since 1987 and Mr. Nussbaum has been with Peregrine since 1990. Both Messrs. Dale and Nussbaum have served as portfolio managers of the Fund since July 2002.


Tukman Grossman Capital Management, Inc. ("Tukman Grossman"), 60 E. Sir Francis Drake Blvd., Larkspur, California 94939, serves as a subadviser to the Fund, following a contrarian growth strategy. Tukman Grossman has served in this capacity since October 1999. Tukman Grossman seeks to invest in a portfolio of stocks that it believes exhibit strong fundamentals and are currently undervalued due to investor neglect or anxiety. Melvin Tukman and Daniel Grossman have served as portfolio managers of the Fund since October 1999 and are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Tukman Grossman. Mr. Tukman began his investment career in 1970 and founded the firm in 1980. Mr. Grossman began his investment career in 1977 and joined Tukman Grossman in 1982.

Legg Mason Capital Management, Inc. ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, serves as a subadviser to the Fund, employing an opportunistic growth strategy. Legg Mason has served in this capacity since May 2005. Legg Mason seeks to invest primarily in common stocks that, it believes, appear to offer above average growth potential and trade at a significant discount to Legg Mason's assessment of their intrinsic value. Legg Mason expects that the majority of these securities will be in the large-cap market capitalization range (above $10 billion) at the time of purchase. Robert Hagstrom, CFA and a Senior Vice President of Legg Mason, has served as portfolio manager of the Fund since May 2005 and has primary responsibility for making investment decisions for the portion of the Fund's assets managed by Legg Mason. Mr. Hagstrom has served as a portfolio manager for Legg Mason since 1998, and has 23 years of industry experience.

Westfield Capital Management Company, LLC ("Westfield"), One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Fund, employing a thematic growth strategy. Westfield has served in this capacity since May 2005. Westfield seeks to invest the portion of the Fund's portfolio that it manages in growth stocks of companies with market capitalizations in excess of $6 billion. The firm's investment philosophy is based on its belief that stock prices follow earnings progress. Through in-depth, fundamental research, Westfield seeks out companies with reasonably priced stocks and high anticipated earnings potential.

The following Westfield employees are jointly and primarily responsible for making investment decisions for the portion of the Fund's assets managed by
Westfield: William Muggia; Arthur Bauernfeind; Ethan Meyers; and Scott Emerman. Mr. Muggia is the lead member of the team and as such is ultimately responsible for making investment decisions for the portion of the Fund's assets managed by Westfield. He has been with Westfield since 1994, served as Executive Vice President in 1999 and 2000, and has served as President and Chief Investment Officer of Westfield since 2000 and became Chief Executive Officer in April 2008. Mr. Bauernfeind, CFA, has been with Westfield since 1990 and has served as Chairman of Westfield since 2000. Mr. Meyers, CFA, joined Westfield in 1999 as an analyst, was made a Vice President in 2001, and has served as a Senior Vice President of Westfield since 2004. Mr. Emerman, CFA, has served as a Vice President since January 2008, and as a Senior Securities Analyst of Westfield since 2002.

Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 32nd Floor, New York, New York 10005, serves as a subadviser employing a structured growth strategy. GSAM has served in this capacity since May 2005. GSAM seeks to combine traditional fundamental analysis with quantitative modeling while seeking to manage risk. Robert C. Jones, Co-Chief Investment Officer -- Quantitative Investment Strategies Group and Managing Director of GSAM, has served as a co-portfolio manager of the Fund since May 2005. Mark Carhart PhD, CFA, Co-Chief Investment Officer -- Quantitative Investment Strategies Group and Managing Director has served as co-portfolio manager since January 2008. Mr. Jones and Mr. Carhart are jointly and primarily responsible for making investment decisions for the portion of the Fund's assets managed by GSAM. Mr. Jones joined GSAM in 1989 and Mr. Carhart joined GSAM in 1997.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund had a different group of investment subadvisers prior to May 2005. In addition, in May 2006 Fidelity Management & Research Company was terminated as a subadviser. The performance table also shows the returns for each period for the Russell 1000 Growth Index, which consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth Fund from year to year.

[GROWTH FUND BAR CHART]

1998                                        19.84
1999                                        35.79
2000                                        -2.56
2001                                       -15.21
2002                                       -24.26
2003                                        28.71
2004                                         3.27
2005                                         4.86
2006                                        10.21
2007                                         9.81





 Best Quarter      Worst Quarter
    27.72%            -20.60%
(4th Qtr 1998)    (3rd Qtr 2001)



                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                                           10 YEARS/
                                                             SINCE
                                          1 YEAR  5 YEARS  INCEPTION
                                          ------  -------  ---------
Growth Fund
  Return before taxes                      9.81%   11.02%     5.56%*
  Return before taxes (after 3/1/99)       9.81%   11.02%     4.52%
  Return after taxes on
     distributions                         9.73%   10.98%    11.68%
  Return after taxes on
     distributions and sale of fund
     shares                                6.48%    9.63%    11.12%
Russell 1000 Growth Index
  (Reflects no deductions for fees,
  expenses, or taxes)                     11.81%   12.11%     3.83%
Morningstar Large Growth Funds Average
  (Reflects no deductions for taxes)**    13.35%   12.75%     5.28%



 * Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1983. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

** This is a group of funds with investment objectives similar to those of the Fund.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Select Value Fund

INVESTMENT OBJECTIVE--To offer long-term growth from dividend income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund's subadvisers believe present attractive investment opportunities at favorable prices in relation to intrinsic worth of the issuer. The Fund generally will seek to invest in stocks with market capitalizations that fall within the range of companies in the Russell MidCap Value Index. The Russell MidCap Value Index is a widely used benchmark for mid-cap value stock performance and its market capitalization range, as of March 31, 2008, was $169 million to $45.5 billion. The Fund may invest up to 10% of its assets in real estate investment trusts ("REITs"). REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The Fund may also invest in preferred stock, stocks of foreign issuers, and convertible securities. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market such as price volatility. The Fund's investment in mid-capitalization companies may expose it to greater risk of loss and price volatility. The Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.


The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself. In addition, certain of the risks associated with general real estate ownership apply to the Fund's REIT investments, such as risks related to general and local economic conditions, possible lack of availability of financing, and changes in interest rates.


The Fund is subject to the risk of investing in foreign securities. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:


GSAM serves as a subadviser to the Fund employing a quantitative structured value strategy. GSAM has served in this capacity since October 2007. The quantitative approach of GSAM's mid-cap value strategy uses a security selection process that evaluates stocks relative to their industry peers using a diverse set of fundamental investment criteria. Based on these evaluations, a risk model is used to seek to maximize risk-adjusted expected returns net of transaction costs. Robert C. Jones, Co-Chief Investment Officer -- Quantitative Investment Strategies Group and Managing Director of GSAM, has served as a co-portfolio manager of the Fund since October 2007. Mark Carhart PhD, CFA, Co-Chief Investment Officer -- Quantitative Investment Strategies Group and Managing Director, has served as co-portfolio manager of the Fund since January 2008. Mr. Jones and Mr. Carhart are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by GSAM. Mr. Jones joined GSAM in 1989 and Mr. Carhart joined GSAM in 1997.


WEDGE Capital Management L.L.P. ("WEDGE"), 301 South College Street, Suite 2920, Charlotte, North Carolina 28202, serves as a subadviser to the Fund employing a concentrated traditional value strategy. WEDGE has served in this capacity since October 2007. WEDGE employs a traditional value approach using both quantitative research and independent qualitative analysis. The firm employs two proprietary, fundamentally-based screening models that seek to identify stocks with low price earnings ratios, high earnings quality, momentum, and the greatest growth potential. Paul M. VeZolles, CFA, General Partner and Lead Mid-Cap Analyst, Martin L. Robinson, CFA, General Partner and Portfolio Manager, and John G. Norman, General Partner and Portfolio Manager, are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by WEDGE and have served in this capacity since October 2007. However, Mr. VeZolles has lead portfolio management responsibilities. Mr. VeZolles joined WEDGE in 1995. Mr. Robinson joined WEDGE in 1996. Mr. Norman joined WEDGE in 2004; Mr. Norman was a Senior Vice President at Banc of America Capital Management prior to joining WEDGE. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer and William M. Mercer Investment Consulting.

Systematic Financial Management, L.P. ("Systematic"), 300 Frank W. Burr Boulevard, Teaneck, New Jersey 07666, serves as a subadviser to the Fund employing a relative value strategy. Systematic has served in this capacity since October 2007. Systematic's investment strategy focuses on seeking to identify undervalued companies exhibiting a combination of low forward price earnings ratios and a positive earnings catalyst. Ronald Mushock, CFA, Portfolio Manager, and Kevin McCreesh, CFA, Chief Investment Officer, are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Systematic and have served in this capacity since October 2007. However, Mr. Mushock has lead portfolio management responsibility. Mr. Mushock joined Systematic in 1997, and became a Portfolio

Manager in 2000. Mr. McCreesch joined Systematic as a Portfolio Manager in 1996, and became Chief Investment Officer in 2004.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manger ownership of Fund shares.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Aggressive Opportunities Fund

INVESTMENT OBJECTIVE--To offer high long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies that the Fund's subadvisers believe offer the opportunity for high capital appreciation. The range of the mid-capitalization stocks in which the Fund can invest is expected to be that of the Russell MidCap Index and as of March 31, 2008, the range of the Russell MidCap Index was from $154 million to $45.5 billion.

The Fund's investments may also include debt instruments, preferred stock, foreign stocks and bonds, convertible securities and derivatives such as futures and options. The subadvisers also may seek to hedge against foreign currency risks by using forward currency contracts. Fund investments in derivatives are limited to 10% of the market value of the Fund's net assets, but generally will not exceed 5% of the market value of the Fund's net assets.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market, such as price volatility. The Fund is also exposed to the added volatility of returns for small- and mid-capitalization stocks as compared to the returns of larger-capitalization stocks and to the additional risks of investing in foreign securities. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets.

Futures, options, and forward currency contracts are considered derivative investments, because their value depends on the value of an underlying asset, reference rate or index. The Fund has limits on the amount of particular types of derivatives it can hold and it is not required to use them to seek its objective. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivative that the Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on a subadviser's ability to predict market movements.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:


Southeastern serves as a subadviser to the Fund employing a special situations strategy. Southeastern has served in this capacity since July 2002. Southeastern seeks to invest in financially strong, well-managed companies, that can be purchased at prices Southeastern believes are significantly below their current intrinsic values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head an investment team that is responsible for making investment decisions for the portion of the Fund managed by Southeastern. Mr. Hawkins began his investment career in

1972 and joined Southeastern as co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern. Messrs. Hawkins and Cates have served as portfolio managers of the Fund since July 2002.

T. Rowe Price serves as a subadviser to the Fund employing an emerging growth strategy. T. Rowe Price has served in this capacity since April 2003. T. Rowe Price seeks to invest in small, fast-growing U.S. companies that T. Rowe Price believes have the potential for superior long-term performance. John H. Laporte, CFA, is responsible for making investment decisions for the portion of the Fund managed by T. Rowe Price and has acted in this capacity since April 2003. Mr. Laporte is a Vice President of T. Rowe Price. Mr. Laporte joined T. Rowe Price in 1976.

Legg Mason serves as a subadviser to the Fund employing an opportunistic growth strategy. Legg Mason has served in this capacity since January 2006. Legg Mason seeks to invest the portion of the Fund's portfolio that it manages primarily in equity securities, and securities convertible into equity securities, that it believes currently trade at discounts to Legg Mason's assessment of their intrinsic value. Legg Mason expects that under normal circumstances, the majority of the assets of the portion of the Fund it manages will be invested in securities of companies that at the time of purchase are in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap Index or the Standard & Poor's MidCap 400, or in "special situations" regardless of market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of Legg Mason, make them attractive for investment. Sam Peters, CFA and a Senior Vice President of Legg Mason, is responsible for making investment decisions for the portion of the Fund managed by Legg Mason and has served in this capacity since January 2006. Mr. Peters joined Legg Mason in April 2005. Prior to joining Legg Mason, Mr. Peters was a portfolio manager at Fidelity Management & Research Company from 2000 to April 2005.

TimesSquare Capital Management, LLC ("TimesSquare"), 1177 Avenue of the Americas, 39(th) Floor, New York, New York 10036, serves as a subadviser to the Fund employing a growth opportunities strategy. TimesSquare has served in this capacity since January 2006. TimesSquare uses a bottom up, research intensive approach to identify mid-cap securities that it believes have the greatest growth potential. Tony Rosenthal, CFA, and Grant Babyak are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by TimesSquare and have served as portfolio managers of the Fund since January 2006. Mr. Rosenthal is a Managing Director and Portfolio Manager/Analyst in TimesSquare's growth equity group and joined the firm in 2000. Mr. Babyak is also a Managing Director and Portfolio Manager in TimesSquare's growth equity group and also joined the firm in 2000. TimesSquare was established in November 2004 to succeed the growth equity investment advisory business of its predecessor, TimesSquare Capital Management, Inc.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund had a different group of investment subadvisers prior to January 2006. The performance table also shows returns for the Russell MidCap Growth Index, which is a subset of the Russell MidCap Index, that includes companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also included in the Russell 1000 Growth Index. The index is unmanaged and does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Aggressive Opportunities Fund from year to year.


[AGGRESSIVE OPPORTUNITIES FUND BAR CHART]

1998                                        12.17
1999                                        58.08
2000                                        -9.35
2001                                       -13.75
2002                                       -38.47
2003                                        44.68
2004                                        15.99
2005                                        13.21
2006                                        13.36
2007                                         5.53





 Best Quarter      Worst Quarter
    39.89%            -30.38%
(4th Qtr 1999)    (3rd Qtr 2001)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                             10 YEARS/
                                               SINCE
                            1 YEAR  5 YEARS  INCEPTION
                            ------  -------  ---------
Aggressive Opportunities
  Fund
  Return before taxes        5.53%   17.84%     6.84%
  Return before taxes
     (after 3/1/99)          5.53%   17.84%     6.79%
  Return after taxes on
     distributions           2.44%   16.89%    10.50%
  Return after taxes on
     distributions and
     sale of fund shares     6.82%   15.60%     9.95%
Russell MidCap Growth
  Index (Reflects no
  deductions for fees,
  expenses, or taxes)       11.43%   17.90%     7.59%
Morningstar Mid-Cap Growth
  Funds Average (Reflects
  no deductions for
  taxes)**                  15.09%   16.33%     8.06%



 * Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), shown for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

** This is a group of funds with investment objectives similar to those of the Fund.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Discovery Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, in a combination of U.S. common stocks of small capitalization companies, Russell 2000 Index futures contracts and fixed income securities. The Fund's stocks are those that the Fund's subadvisers believe have above-average potential for growth and that generally have market capitalizations that fall within the range of companies in the current Russell 2000 Index. The Russell 2000 Index is a widely used benchmark for small-cap stock performance, and its market capitalization range as of March 31, 2008, was $26 million to $5.8 billion. In conjunction with investments in Russell 2000 Index futures contracts, the Fund will also hold fixed income securities as collateral, with an average effective duration not to exceed three years. The Fund's investments may also include preferred stocks, bonds, mortgage backed debt securities which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities and asset backed securities including utility rate reduction bonds and bonds backed by collateral such as credit card receivables, home equity loans, student loans, and small business loans; and convertible securities of both U.S. and foreign issuers. The Fund will generally be invested primarily in investment grade fixed income securities (measured at the time of purchase), which are securities rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least
BBB), Moody's (Baa), or Fitch (at least BBB); however, 5% of the Fund's net asset may be invested in fixed income securities rated below investment grade with a minimum rating no lower than B as rated by Standard & Poor's or a comparable rating.


In addition to Russell 2000 Index futures contracts, the Fund may also invest in other derivatives, including other types of futures contracts, forward currency contracts, options and swap agreements to manage interest rate, currency, index, and credit exposures. Investments in derivative instruments will be limited to 15% of the market value of the Fund's net assets.

The Fund incorporates complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market, such as price volatility, and of investing in bonds, such as interest rate and credit risks.

The Fund's investment in smaller capitalization companies may expose it to greater risk of loss and price volatility. In addition, the Fund is subject to the special risks of international investing. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets.

The Fund may invest in mortgage-backed and other asset-backed debt securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed debt securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so).

Futures, options, and swap agreements are considered derivative investments because their value depends on the value of an underlying asset, reference rate or index. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivative that the Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on a subadviser's ability to predict market movements.

The use of derivative instruments may also include: counterparty risk, which is the risk that the other party to a derivative contract may not fulfill its obligations; liquidity risk, which is the risk that a particular derivative instrument may be difficult to purchase or sell; interest rate risk, which is the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations; valuation risk, which is the risk of mispricing or improper valuation of the derivative instrument and the inability of the derivative to correlate in value with its underlying asset, reference rate or index; and the risk that suitable derivative transactions may not be available in all circumstances for risk management or for other purposes.

Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. In certain types of swap transactions, the risk of loss is increased because the Fund may be required to make higher payments to the counterparty as a result of market volatility. In addition, swap agreements are not traded on exchanges or other organized markets and thus may be less liquid than other derivative instruments.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers.

Wellington Management serves as a subadviser to the Fund employing a diversified small-blend strategy. Wellington Management has served in this capacity since October 2007. Wellington Management seeks to invest in companies that it believes to be fundamentally sound and that can be purchased at what it believes to be attractive valuations; emphasis is placed on evaluating the long-term investment merit of the company, rather than the trading characteristics of its securities. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, is responsible for making investment decisions for the portion of the Fund managed by Wellington Management and has served in this capacity since October 2007. Mr. Rome joined Wellington Management as an investment professional in 1994.

Payden & Rygel serves as a subadviser to the Fund employing an enhanced index strategy. Payden & Rygel has served in this capacity since October 2007. Payden & Rygel's enhanced index strategy utilizes Russell 2000 Index futures contracts or swap agreements' to gain equity exposure, combined with purchasing fixed income securities seeking to generate returns in excess of the futures contracts' or swap agreements implied financing costs. Asha B. Joshi and Brian
W. Matthews are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Payden & Rygel and have served as portfolio managers of the Fund since October 2007. Ms. Joshi, CFA and Managing Principal, began her investment career in 1984 and joined Payden & Rygel in 1994. She is a senior member of the firm's Investment Policy Committee. Mr. Matthews, CFA and Managing Principal, began his investment career in 1983 and joined Payden & Rygel in 1986. He is also a senior member of the firm's Investment Policy Committee. Both Ms. Joshi and Mr. Matthews have been Managing Principals and portfolio managers at Payden & Rygel for at least the last five years.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manger ownership of Fund shares.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

International Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by country.

PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in the common stocks of companies headquartered outside the United States. The Fund will invest, under normal circumstances, at least 80% of its assets in foreign equity securities. The Fund may also invest a portion of its assets (20% or less) in U.S. or foreign bonds and U.S. stocks. In addition to common stocks, the Fund may invest in other securities including convertible securities and derivatives, including futures, options, and forward currency contracts. Strategies used by the Fund's subadvisers include: 1) investing in stocks believed to have above-average potential for growth across multiple capitalization sizes; and 2) investing in stocks believed to be temporarily undervalued. The subadvisers may seek to hedge against foreign currency risk. Fund investments in derivatives are limited to 10% of the market value of the Fund's net assets, but generally will not exceed 5% of the market value of the Fund's net assets.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risk of investing in the stock market. In addition, the Fund is subject to the special risks of international investing. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed through market. The Fund is also subject to credit and interest rate risk.

Futures, options, and forward currency contracts are considered derivative investments, because their value depends on the value of an underlying asset, reference rate or index. The Fund has limits on the amount of particular types of derivatives it can hold and it is not required to use them to seek its objective. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivative that the Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on a subadviser's ability to predict market movements.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Capital Guardian serves as a subadviser to the Fund, employing a core equity strategy. Capital Guardian has acted in this capacity since March 1999. Capital Guardian uses a bottom-up research-driven process and employs a multiple portfolio manager system in managing the portfolio. David I. Fisher, Chairman of the Board of Capital Guardian, Arthur J. Gromadzki, Senior Vice President of Capital Guardian, Richard N. Havas, Vice Chairman and Director of Capital Guardian (Canada) Inc., an affiliate of Capital Guardian, Seung Kwak, Senior Vice President for Capital International K.K., an affiliate of Capital Guardian, Nancy J. Kyle, Vice Chairman of Capital Guardian, Gerald Du Manoir, Senior Vice President of Capital Guardian and Director of Capital Guardian (Canada), Inc., an affiliate of Capital Guardian, Lionel M. Sauvage, Director and Senior Vice President of Capital Guardian, Nilly Sikorsky, Chairman of Capital International S.A., an affiliate of Capital Guardian, and Rudolf M. Staehelin, Director and Senior Vice President of Capital International S.A., an affiliate of Capital Guardian, serve as portfolio managers of the Fund and are responsible for making investment decisions for the portion of the Fund managed by Capital Guardian. Each portfolio manager has served as an investment professional with Capital Guardian or one of its affiliates for over 5 years. Each individual has served as a portfolio manager of the Fund since March 1999, except Seung Kwak and Gerald Du Manoir, who were named portfolio managers in 2004 and 2008, respectively, and Arthur Gromadzki who was named a portfolio manager in 2000.

Capital Guardian uses a multiple portfolio manager system in managing the Fund's assets. Under this approach, the portfolio of the Fund for which Capital Guardian serves as subadviser, is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund's objectives and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Fund's portfolio.

Artisan Partners Limited Partnership ("Artisan Partners"), 875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as a subadviser to the Fund. Artisan Partners has served in this capacity since October 2002, employing an international growth opportunities strategy. Artisan seeks long-term capital growth and diversification by country, by using fundamental analysis to identify stocks of individual non-U.S. companies that Artisan Partners believes have sustainable growth, dominant industry positions, excellent management, attractive valuations and offer long- or short-term growth opportunities. Mark Yockey, CFA, a managing director of Artisan Partners, is responsible for making investment decisions for the portion of the Fund's assets managed by Artisan Partners and has served in this capacity since October 2002. Mr. Yockey joined Artisan Partners in 1995 and has worked in the investment management industry since 1981.

GlobeFlex Capital, LP ("GlobeFlex"), 4365 Executive Drive, Suite 720, San Diego, California 92121, serves as a subadviser to the Fund, employing a diversified all cap strategy. GlobeFlex has served in this capacity since January 2006. GlobeFlex combines fundamental characteristics of traditional bottom-up research with systematic characteristics of quantitative investing in an effort to identify growing companies. GlobeFlex seeks to establish a diversified portfolio of stocks of multiple market-capitalizations and seeks to identify stocks issued by companies that, in GlobeFlex's opinion, are characterized by accelerating growth, strong management teams and attractive valuations. Mr. Robert Anslow is responsible for making investment decisions for the portion of the Fund's assets managed by GlobeFlex and has served in this capacity since January 2006. Mr. Anslow, a co-founder of GlobeFlex, has 25 years of industry experience. For the past 12 years, Mr. Anslow has served as Chief Investment Officer at GlobeFlex.

Walter Scott & Partners Limited ("Walter Scott"), One Charlotte Square, Edinburgh, Scotland EH2 4DZ, serves as a subadviser to the Fund employing a concentrated growth strategy. Walter Scott has served in this capacity since January 2006. Walter Scott uses traditional fundamental analysis in an effort to build a concentrated portfolio of companies that, in Walter Scott's opinion, are growing earnings, are operated by capable management teams, have strong balance sheets and are positioned in attractive areas of the global economy.

Mr. Alan McFarlane and Dr. Kenneth Lyall are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Walter Scott and have served in this capacity since January 2006. Dr. Lyall, a director of global investments, and also Chairman of Walter Scott has 24 years of industry experience all with Walter Scott. Mr. McFarlane, the firm's Managing Director since April 2003, joined Walter Scott in 2001 and served as a Director of Global Investments from 2001 to 2003. Prior to 2001, Mr. McFarlane was a Managing Director of the Institutional Division at Global Asset Management for 7 years. Mr. McFarlane has 28 years of industry experience.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund had a different group of investment subadvisers prior to January, 2006. The performance table also shows the returns for each period for the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is unmanaged and does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the International Fund from year to year.

[INTERNATIONAL FUND BAR CHART]

1998                                         4.96
1999                                        39.01
2000                                       -14.91
2001                                       -20.16
2002                                       -16.08
2003                                        31.31
2004                                        15.23
2005                                        16.88
2006                                        21.14
2007                                        12.46





 Best Quarter      Worst Quarter
    21.28%            -19.63%
(4th Qtr 1999)    (3rd Qtr 2002)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                             10 YEARS/
                                               SINCE
                            1 YEAR  5 YEARS  INCEPTION
                            ------  -------  ---------
International Fund
  Return before taxes       12.46%   19.23%    7.20%*
  Return before taxes
     (after 3/1/99)         12.46%   19.23%    7.91%
  Return after taxes on
     distributions          10.29%   18.36%    6.90%
  Return after taxes on
     distributions and
     sale of fund shares    11.31%   17.11%    6.53%
MSCI EAFE Index (Reflects
  no deduction for fees,
  expenses, or taxes)       11.63%   22.08%    9.04%
Morningstar Foreign Large
  Blend Funds Average
  (Reflects no deduction
  for taxes)**              12.71%   20.31%    7.94%



 * Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

** This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Diversified Assets Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES--The Fund uses several principal investment strategies to seek to achieve its objective:

- The Fund allocates a portion of its assets to investments in derivative instruments that give it investment exposure to the global equity, bond and currency markets.

- Another portion of the Fund's portfolio invests in short and intermediate maturity U.S. and foreign fixed income securities; and

- The Fund also invests a portion of its assets in high quality, short-term fixed income securities.

The Fund allocates a portion of its assets to investments in the global equity, bond and currency markets, by investing in derivative instruments that give investment exposure to bonds, currencies and common or preferred stocks issued by companies, governments or their agencies or instrumentalities located in any part of the world, including the United States and developed or emerging foreign markets. These derivative instruments derive their returns from the performance of such bonds, currencies or stocks and include, but are not limited to, futures contracts, swap agreements (including total return, credit default and interest rate swaps), and currency forward and options contracts. Derivative instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or return, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and indexes comprised of these types of assets.

Another portion of the Fund's portfolio invests in short and intermediate maturity U.S. and foreign fixed income securities that the Fund's subadvisers believe to be undervalued based on such factors as their credit quality, industry or geographic sector, coupon or maturity. The fixed income securities in which the Fund invests generally will be rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB), Moody's (Baa) or Fitch (at least BBB). However, the Fund also may invest in fixed income securities of issuers in any country that are rated below investment grade but that have received a minimum rating of no lower than B as rated by Standard & Poor's or a comparable rating from another major rating agency. The use of a variety of derivative instruments is an important part of this fixed income strategy. The Fund, while employing this fixed income strategy, seeks to hedge its non-U.S. dollar exposure using a variety of techniques including forward currency contracts and options in order to reduce risk of loss due to currency fluctuations.

To provide liquidity and the collateral needed to meet its obligations under derivatives contracts entered into for the Fund pursuant to its strategies, the Fund will invest a significant portion of its assets in high quality, short-term fixed-income securities.


Assets of the Fund may be invested in mortgage-backed debt securities which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities and asset-backed securities including utility rate reduction bonds and bonds backed by collateral such as credit card receivables, home equity loans, student loans, and small business loans.


At least 40% of the Fund's assets are invested in fixed income securities.

The Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk. Trading in derivative instruments is used as an alternative to, or in conjunction with, buying, selling and holding stock and bond positions. Derivatives trading is intended to give the Fund the ability to share in the positive or negative returns of specific stocks, bonds, currencies, and broad and narrow market indices, traded in U.S. and foreign markets, without directly owning them. Derivative instruments also may be used to manage risk by, for example, hedging the Fund's portfolio against losses due to exposure to certain markets, sectors or currencies. In its use of derivative instruments, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies) and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments, indexes or currencies). The Fund may use strategies that combine long and short positions in derivative instruments in order to seek to benefit from misvaluations and manage risk. Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The Fund typically maintains a net long exposure and expects that, on average, 10-20% of the market value of the Fund's net assets will be held in short positions. The Fund will not sell securities short.

The Fund will limit its investments in fixed-income securities of emerging markets issuers or that are rated below investment grade so that, taken together, they equal no more than 20% of the Fund's total net assets, as measured immediately after each purchase of such securities. The Fund's investments in credit default swaps will not exceed 5% of the value of the Fund's net assets as measured immediately following each such investment. Because compliance with these percentage limits is measured only at the time an investment in the restricted category is made, at times the Fund could exceed these limits as a result of increases or decreases in the value of these or other portfolio holdings of the Fund or as a result of redemptions of the Fund's shares. The Fund will not invest in physical commodities or derivative instruments backed by physical commodities.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--One principal investment risk is presented by the Fund's investments in derivative instruments such as futures, options, forward currency contracts, and swap agreements, because their value depends on the value of an underlying asset, reference rate or index. Derivative instruments involve risks different from and possibly greater than the risk associated with investing directly in securities and other instruments. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivative that the Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred.

The use of derivative instruments may also include: counterparty risk, which is the risk that the other party to a derivative contract may not fulfill its obligations; liquidity risk, which is the risk that a particular derivative instrument may be difficult to purchase or sell; interest rate risk, which is the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations; valuation risk, which is the risk of mispricing or improper valuation of the derivative instrument and the inability of the derivative to correlate in value with its underlying asset, reference rate or index; and the risk that suitable derivative transactions may not be available in all circumstances for risk management or for other purposes. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. For example, for some derivatives, it is possible for the Fund to lose substantially more than the amount it invested in the derivative instrument. To the extent the Fund enters into these transactions, their success will depend on a subadviser's ability to predict market movements.

Swap agreements and over the counter option agreements involve the risk that the party with whom the Fund has entered into the agreement will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. In certain types of swap transactions, the risk of loss is increased because the Fund may be required to make higher payments to the counterparty as a result of market volatility. These agreements are not traded on exchanges or other organized markets and thus may be less liquid than other derivative instruments.

Certain transactions may give rise to a form of leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The Fund is subject to the general risks of investing in the stock market, such as price volatility. The Fund is also exposed to credit and interest rate risks as are most funds that invest in a bond portfolio. In addition, the Fund is subject to the risk of investing in foreign securities. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets.

The Fund may engage in a significant number of short-term transactions, which may adversely affect performance. Increased portfolio turnover may result in higher brokerage costs or other transaction fees and expenses. These costs are ultimately passed on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

The Fund may invest in mortgage-backed and other asset-backed debt securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed debt securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund's investment in certain mortgage-backed and asset-backed securities may cause the Fund to be exposed to subprime loans, which may entail additional risk.

Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so).

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers.

Drake Capital Management LLC ("Drake"), 660 Madison Avenue, New York, New York 10065, serves as a subadviser to the Fund employing a global fixed income strategy. Drake has served in this capacity since October 2007. Drake's portfolio consists of short duration bonds and seeks to take advantage of inefficiencies in the world's fixed income markets. Drake seeks to invest opportunistically, rotating investments among different parts of the world's bond and currency markets in an effort to balance risk-adjusted return opportunities with a high degree of diversification. Anthony Faillace, Managing Director and Chief Investment Officer, Michael Goosay and Erik Wayda, senior members of Drake's portfolio manager team, are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Drake and have served in this capacity since October 2007. Mr. Faillace joined Drake in 2001. Prior to joining Drake, Mr. Faillace served as a managing director and senior portfolio manager at BlackRock, Inc. Mr. Goosay joined Drake in 2007. Most recently, he worked at JP Morgan Chase where he was a vice president in the strategic trading group focusing on global currencies and commodities. Previously, he spent three years at General Electric Asset Management as a manager of international fixed income funds. Mr. Wayda joined Drake in 2004. Prior to joining Drake, Mr. Wayda spent nearly eight years at The Prudential Insurance Company of America.

Analytic Investors, LLC ("Analytic"), 555 W. Fifth Street, 50(th) Floor, Los Angeles, California 90013, serves as a subadviser to the Fund employing a global tactical asset allocation strategy. Analytic has served in this capacity since October 2007. Analytic's strategy seeks to add value by creating an optimal portfolio of long and short positions in individual country, equity, bond and currency markets. By using relatively uncorrelated fundamental factors to forecast expected returns, the strategy seeks to capture different economic phenomena and its impact on the returns to global capital markets. Harindra de Silva, Ph.D., CFA, President and Portfolio Manager, Greg McMurran, Chief Investment Officer, and Bob Murdock, Ph.D., CFA, are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Analytic and have served in this capacity since October 2007. Dr. de Silva joined the firm in 1995; Mr. McMurran joined the firm in 1976; and Dr. Murdock joined the firm 1997.

Mellon Capital serves as a subadviser to the Fund employing a global tactical asset allocation strategy. Mellon Capital has acted in this capacity since October 2007. Mellon Capital's strategy applies a systematic approach which seeks to take advantage of relative misvaluations throughout global capital markets. Mellon Capital uses quantitative models that use multiple factors to seek to identify market inefficiencies to build portfolios that are well diversified across long and short positions in individual country equity, bond, and currency markets. Helen Potter, Managing Director, Asset Allocation, Vassilis Dagioglu, Managing Director and James H. Stavena, Managing Director, are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Mellon Capital and have served in this capacity since October 2007. Ms. Potter joined Mellon Capital in 1996. Mr. Stavena oversees a team of portfolio managers responsible for global asset allocation, currency overlay, and enhanced tactical asset allocation strategies and has been with Mellon Capital since 1998. Mr. Dagioglu oversees a team of portfolio managers implementing Mellon Capital's global asset allocation strategies and has been with Mellon Capital since 1999.

Payden & Rygel serves as a subadviser to the Fund employing a short-duration fixed income strategy. Payden & Rygel has served in this capacity since October 2007. Payden & Rygel utilizes an active management approach and a combination of duration management, yield curve positioning and sector rotation in the management of the portfolio. Brian W. Matthews and Mary Beth Syal are responsible for making investment decisions for the portion of the Fund managed by Payden & Rygel. Mr. Matthews has served as a portfolio manager of the Fund since October 2007. Ms Syal has served as a portfolio manager of the Fund since March 2008. Ms. Syal, CFA and Managing Partner joined Payden & Rygel in 1991. Mr. Matthews, CFA and Managing Principal, joined Payden & Rygel in 1986. He is also a senior member of the firm's Investment Policy Committee. Both Ms. Syal and Mr. Matthews have been Managing Principals and portfolio managers at Payden & Rygel for at least the last five years.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manger ownership of Fund shares.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

THE INDEX FUNDS

--------------------------------------------------------------------------------

The five Index Funds described below follow an indexed or "passively managed" approach to investing. This means that securities are selected to try to approximate the investment characteristics and performance of a specified benchmark, such as the S&P 500 Index. Unlike an actively managed portfolio, an index fund does not rely on the portfolio manager's ability to predict the performance of individual securities. An index fund simply seeks to parallel the performance of its benchmark. Index funds tend to have lower operating expenses than actively managed funds.

Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Index Funds, with the exception of the 500 Stock Index Fund, employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weight using fewer securities than are contained in the benchmark. Therefore, the performance of the Funds versus their respective benchmarks may deviate more than that of funds investing in all of the securities contained in the benchmark. The 500 Stock Index Fund seeks to invest at least 90% of its net assets in a portfolio that consists of the stocks in the S&P 500 Index, weighted to seek to replicate the investment characteristics and performance of the index.

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, due to sampling techniques used by the Core Bond, Broad Market, Mid/Small Company and Overseas Equity Index Funds, there will be tracking error, which may impact Fund performance positively or negatively. Third, changes to the indexes, such as additions or deletions in the securities contained in an index and rebalancing, can cause tracking error which may impact the Fund performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of a Fund will affect its ability to precisely track the underlying indexes. Fifth, there may be pricing differences if the index and the Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

The investment objective of each Index Fund is not fundamental and can be changed without shareholder approval.

Prior to March 8, 2004, the Index Funds operated under a master-feeder structure. Under that arrangement, each Index Fund was structured as a "feeder" fund and sought to accomplish its investment objective by investing all of its assets in a corresponding portfolio of the Master Investment Portfolios, each of which is an investment company managed by Barclays Global Fund Advisors.

Core Bond Index Fund

INVESTMENT OBJECTIVE--To offer current income by approximating the performance of the Lehman Brothers Aggregate Bond Index.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of bonds selected and weighted to seek to result in investment characteristics comparable to those of the Lehman Brothers Aggregate Bond Index and performance that correlates with the performance of that index. The Lehman Brothers Aggregate Bond Index is an unmanaged index which consists of investment-grade U.S. fixed income securities including mortgage-backed debt securities which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities and asset backed securities which may include utility rate reduction bonds and bonds backed by collateral such as credit card receivables, home equity loans, student loans, and small business loans. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.

--------


McGraw-Hill, Inc. ("McGraw-Hill") and Wilshire Associates, Inc. ("Wilshire Associates") do not sponsor any portfolios of the Funds, nor are they affiliated in any way with the Funds. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill. "Dow Jones Wilshire 5000 Composite Index(R)" and "Dow Jones Wilshire 4500 Completion Index(R)" and

PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate risk. Market prices of fixed income securities fluctuate as interest rates change. Generally, the value of a bond moves in a direction opposite to that of interest rates and the greater the maturity of the bond, the greater the resulting change in value. Additionally, the Fund is subject to credit risk.

The Fund may invest in mortgage-backed and other asset-backed debt securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed debt securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so).

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISER--Mellon Capital serves as the Fund's subadviser and has served in this capacity since March 2004. Mellon Capital seeks to approximate the performance of the Lehman Brothers Aggregate Bond Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Dave Kwan, CFA, and Lowell Bennett, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. Each member of the Management Team has served as a portfolio manager of the Fund since March 2004.

David C. Kwan is head of the Fixed Income Management and Trading Group and a Managing Director of Mellon Capital. He has direct oversight responsibility for all U.S. and international fixed income portfolios at Mellon Capital, and the management of the Global Opportunity Strategy. He was previously responsible for management of the firm's Enhanced Asset Allocation Fund. He has been with Mellon Capital since 1990.

Lowell Bennett is Managing Director of Mellon Capital. He is responsible for the development and implementation of fixed income strategies and has been with Mellon Capital since 1997. He received his B.S.I.E. and M.B.A. degrees from Stanford University.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

--------


related marks are trademarks of Wilshire Associates. None of the Funds are sponsored, endorsed, sold, or promoted by these indexes or their sponsors and neither the indexes nor their sponsors make any representation or warranty, express or implied, regarding the advisability of investing in the Funds or the securities represented in the indexes. The following should be read in conjunction with each reference to Morningstar found in this prospectus:
(C) 2008. Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers, are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Lehman Brothers Aggregate Bond Index. The index does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Core Bond Index Fund's Class I shares from year to year.


[CORE BOND INDEX FUND BAR CHART]

1998                                         8.43
1999                                        -2.88
2000                                        11.43
2001                                         8.51
2002                                         9.69
2003                                         3.59
2004                                         3.94
2005                                         1.98
2006                                         3.82
2007                                         6.52





 Best Quarter      Worst Quarter
     4.88%            -2.56%
(3rd Qtr 2001)    (2nd Qtr 2004)


                               PERFORMANCE TABLES
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                             10 YEARS/
                                               SINCE
                            1 YEAR  5 YEARS  INCEPTION
                            ------  -------  ---------
Core Bond Index
  Fund--Class I shares
  Return before taxes        6.52%   3.98%     5.44%*
  Return before taxes
     (after
     3/1/99)                 6.52%   3.98%     5.43%
  Return after taxes on
     distributions           4.64%   2.21%     4.11%
  Return after taxes on
     distributions and
     sale of fund shares     4.20%   2.36%     3.98%
Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)        6.96%   4.42%     5.97%



 * Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After tax performance is provided for periods after the Fund's registration date--March 1, 1999.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

   After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                              SINCE
                          1 YEAR  5 YEARS  INCEPTION*
                          ------  -------  ----------
Core Bond Index
  Fund--Class II shares    6.71%   4.21%      5.67%
Lehman Brothers
  Aggregate Bond Index
  (Reflects no deduction
  for fees, expenses, or
  taxes)                   6.96%   4.42%      5.90%


* Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

500 Stock Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest, under normal circumstances, at least 90% of its net assets in a portfolio that consists of the stocks in the S&P 500 Index, weighted to seek to replicate the investment characteristics and performance of the index. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, and is expected to have about the same volatility and risk of loss as the S&P 500 Index. The S&P 500 Index is an unmanaged index which consists of 500 companies representing larger capitalization stocks traded in the U.S.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISER--Mellon Capital serves as the Fund's subadviser and has served in this capacity since March 2004. Mellon Capital seeks to approximate the performance of the S&P 500 Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Richard Brown, CFA and Karen Wong, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. Each member of the Management Team has served as a portfolio manager of the Fund since March 2004.

Richard A. Brown is a Director, Equity Portfolio Management at Mellon Capital. He co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Mr. Brown has been with Mellon Capital for 12 years.

Karen Q. Wong is a Director, Equity Portfolio Management at Mellon Capital. She co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Ms. Wong has been with Mellon Capital for 7 years and has 9 years of investment experience.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for the S&P 500 Index. The index does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the 500 Stock Index Fund's Class I shares from year to year.

[500 STOCK INDEX FUND BAR CHART]

1998                                        28.12
1999                                        20.52
2000                                        -9.61
2001                                       -12.29
2002                                       -22.39
2003                                        27.98
2004                                        10.49
2005                                         4.44
2006                                        15.27
2007                                         5.06




 Best Quarter      Worst Quarter
    21.18%            -17.35%
(4th Qtr 1998)    (3rd Qtr 2002)


                               PERFORMANCE TABLES
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                            10 YEARS/
                                              SINCE
                           1 YEAR  5 YEARS  INCEPTION
                           ------  -------  ---------
500 Stock Index
  Fund--Class I shares
  Return before taxes       5.06%   12.33%    5.44%*
  Return before taxes
     (after
     3/1/99)                5.06%   12.33%    3.15%
  Return after taxes on
     distributions          4.84%   12.10%    6.30%
  Return after taxes on
     distributions and
     sale of fund shares    3.59%   10.77%    5.68%
S&P 500 Index (Reflects
  no deductions for fees,
  expenses, or taxes)       5.49%   12.83%    5.91%



* Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997.

  After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

  After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                               SINCE
                           1 YEAR  5 YEARS  INCEPTION*
                           ------  -------  ----------
500 Stock Index
  Fund--Class II shares     5.22%   12.52%     2.85%
S&P 500 Index (Reflects
  no deductions for fees,
  expenses, or taxes)       5.49%   12.83%     3.18%


* Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to fees, expenses and cash flows.

BROAD MARKET INDEX FUND

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 5000 Composite Index.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of stocks that is selected and weighted to seek to result in investment characteristics comparable to those of the Dow Jones Wilshire 5000 Composite Index and performance that correlates with the performance of that index. The Dow Jones Wilshire 5000 Composite Index is an unmanaged index that consists of common equity securities domiciled in the U.S. for which daily pricing is available. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, and is expected to have the same volatility and risk of loss as the U.S. stock market as a whole. Additionally, the Dow Jones Wilshire 5000 Composite Index includes small- and mid-capitalization companies whose stocks tend to have more price volatility and present greater risks of loss than those of larger companies.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISER--Mellon Capital serves as the Fund's subadviser and has acted in this capacity since March 2004. Mellon Capital seeks to approximate the performance of the Dow Jones Wilshire 5000 Composite Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Richard Brown, CFA and Karen Wong, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. Each member of the Management Team has served as a portfolio manager of the Fund since March 2004.

Richard A. Brown is a Director, Equity Portfolio Management at Mellon Capital. He co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Mr. Brown has been with Mellon Capital for 12 years.

Karen Q. Wong is a Director, Equity Portfolio Management at Mellon Capital. She co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Ms. Wong has been with Mellon Capital for 7 years and has 9 years of investment experience.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for the Dow Jones Wilshire 5000 Composite Index (Float-Adjusted ("FA")). The index does not reflect the costs of portfolio management or trading.

The Dow Jones Wilshire 5000 Composite Index (FA) consists of all common equity securities of companies domiciled in the U.S. for which daily pricing is available and is calculated using a float-adjusted market capitalization weighting. The float-adjusted methodology adjusts an individual stock's market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase.

For periods before March 1, 1999, when the Fund began, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Broad Market Index Fund's Class I shares from year to year.

[BROAD MARKET INDEX FUND BAR CHART]

1998                                        22.65
1999                                        23.43
2000                                       -10.78
2001                                       -11.87
2002                                       -21.62
2003                                        31.08
2004                                        11.96
2005                                         5.91
2006                                        15.46
2007                                         5.15





 Best Quarter      Worst Quarter
    21.42%            -16.86%
(4th Qtr 1998)    (3rd Qtr 2002)

                               PERFORMANCE TABLES
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                            10 YEARS/
                                              SINCE
                           1 YEAR  5 YEARS  INCEPTION
                           ------  -------  ---------
Broad Market Index
  Fund--Class I shares
  Return before taxes       5.15%   13.54%     5.82%*
  Return before taxes
     (after 3/1/99)         5.15%   13.54%     4.24%
  Return after taxes on
     distributions          4.93%   13.33%    10.14%
  Return after taxes on
     distributions and
     sale of fund shares    3.63%   11.86%     9.33%
Dow Jones Wilshire 5000
  Composite Index (FA)
  (Reflects no deductions
  for fees, expenses, or
  taxes)                    5.62%   14.01%     6.32%



* Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994.

  After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                               SINCE
                           1 YEAR  5 YEARS  INCEPTION*
                           ------  -------  ----------
Broad Market Index
  Fund--Class II shares     5.35%   13.77%     3.97%
Dow Jones Wilshire 5000
  Composite Index (FA)
  (Reflects no deductions
  for fees, expenses, or
  taxes)                    5.62%   14.01%     4.26%


* Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

MID/SMALL COMPANY INDEX FUND

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 4500 Completion Index.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of securities that is selected and weighted to seek to result in investment characteristics comparable to those of the Dow Jones Wilshire 4500 Completion Index and performance that correlates with the performance of that index. The Dow Jones Wilshire 4500 Completion Index is an unmanaged index that consists of all stocks in the Dow Jones Wilshire 5000 Composite Index except for those included in the S&P 500 Index. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. In addition, the Dow Jones Wilshire 4500 Completion Index is composed primarily of small- and mid-capitalization U.S. companies, whose stocks tend to have greater price volatility and risk of loss than those of larger companies.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISER--Mellon Capital serves as the Fund's subadviser and has acted in this capacity since March 2004. Mellon Capital seeks to approximate the performance of the Dow Jones Wilshire 4500 Completion Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Richard Brown, CFA and Karen Wong, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. Each member of the Management Team has served as a portfolio manager of the Fund since March 2004.

Richard A. Brown is a Director, Equity Portfolio Management at Mellon Capital. He co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital.

Mr. Brown has been with Mellon Capital for 12 years.

Karen Q. Wong is a Director, Equity Portfolio Management at Mellon Capital. She co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Ms. Wong has been with Mellon Capital for 7 years and has 9 years of investment experience.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Dow Jones Wilshire 4500 Completion Index (Float-Adjusted ("FA")). The index does not reflect the costs of portfolio management or trading.

The Dow Jones Wilshire 4500 Completion Index (FA) consists of all common equity securities of companies domiciled in the U.S. for which daily pricing is available less the 500 stocks in the S&P 500 Index and is calculated using a float-adjusted market capitalization weighting. The float-adjusted methodology adjusts an individual stock's market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Mid/Small Company Index Fund's Class I shares from year to year.

[MID/SMALL COMPANY INDEX FUND BAR CHART]

1998                                         7.28
1999                                        33.08
2000                                       -14.91
2001                                        -9.90
2002                                       -18.41
2003                                        42.17
2004                                        17.86
2005                                         9.63
2006                                        14.99
2007                                         4.98





 Best Quarter      Worst Quarter
    29.62%            -21.31%
(4th Qtr 1999)    (3rd Qtr 2001)


                               PERFORMANCE TABLES
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                            10 YEARS/
                                              SINCE
                           1 YEAR  5 YEARS  INCEPTION
                           ------  -------  ---------
Mid/Small Company Index
  Fund Class I shares
  Return before taxes       4.98%   17.27%    7.07%*
  Return before taxes
     (after 3/1/99)         4.98%   17.27%    7.88%
  Return after taxes on
     distributions          3.82%   16.75%    7.97%
  Return after taxes on
     distributions and
     sale of fund shares    4.46%   15.18%    7.29%
Dow Jones Wilshire 4500
  Completion (FA)
  Index (Reflects no
  deductions for fees,
  expenses, or taxes)       5.38%   17.82%    7.69%




* Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

  After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.

                                               SINCE
                           1 YEAR  5 YEARS  INCEPTION*
                           ------  -------  ----------
Mid/Small Company Index
  Fund Class II shares      5.20%   17.50%     7.68%
Dow Jones Wilshire 4500
  Completion Index (FA)
  (Reflects no deduction
  for fees, expenses, or
  taxes)                    5.38%   17.82%     7.83%


* Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Overseas Equity Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of securities that is selected and weighted to seek to result in investment characteristics comparable to those of the MSCI EAFE Free Index and performance that correlates with the performance of that index. The MSCI EAFE Free Index is an unmanaged index which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund may invest to a limited extent in derivative instruments but such investments will not exceed 5% of the market value of the Fund's net assets.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. In addition, the Fund is subject to the special risks of international investing. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's economy.

Please see "Risks of Investing in the Funds" for additional information.

INVESTMENT SUBADVISER--Mellon Capital serves as the Fund's subadviser and has served in this capacity since March 2004. Mellon Capital, seeks to approximate the performance of the MSCI EAFE Free Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Richard Brown, CFA and Karen Wong, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. Each member of the Management Team has served as a portfolio manager of the Fund since March 2004.

Richard A. Brown is a Director, Equity Portfolio Management at Mellon Capital. He co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Mr. Brown has been with Mellon Capital for 12 years.

Karen Q. Wong is a Director, Equity Portfolio Management at Mellon Capital. She co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Ms. Wong has been with Mellon Capital for 7 years and has 9 years of investment experience.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the MSCI EAFE Free Index. The index does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Overseas Equity Index Fund's Class I shares from year to year.

[OVERSEAS EQUITY INDEX FUND BAR CHART]

1998                                        19.79
1999                                        26.25
2000                                       -15.21
2001                                       -21.77
2002                                       -16.73
2003                                        37.75
2004                                        19.61
2005                                        12.74
2006                                        25.35
2007                                        10.17




 Best Quarter      Worst Quarter
    20.05%            -19.92%
(4th Qtr 1998)    (3rd Qtr 2002)


                               PERFORMANCE TABLES
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                            10 YEARS/
                                              SINCE
                           1 YEAR  5 YEARS  INCEPTION
                           ------  -------  ---------
Overseas Equity Index
  Fund Class I shares
  Return before taxes      10.17%   20.73%    7.92%*
  Return before taxes
     (after 3/1/99)        10.17%   20.73%    7.16%
  Return after taxes on
     distributions          9.76%   20.50%    6.57%
  Return after taxes on
     distributions and
     sale of fund shares    7.19%   18.49%    5.98%
MSCI EAFE Free Index
  (Reflects no deductions
  for fees, expenses, or
  taxes)                   11.63%   22.08%    9.02%



* Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Funds and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.
  After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                               SINCE
                         1 YEAR   5 YEARS   INCEPTION*
                         ------   -------   ----------
Overseas Equity Index
  Fund Class II shares   10.37%    21.00%      6.92%
MSCI EAFE Free Index
  (Reflects no
  deductions
  for fees, expenses,
  or taxes)              11.63%    22.08%      7.89%



* Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses, and cash flows.

THE MODEL PORTFOLIO FUNDS

--------------------------------------------------------------------------------

As a group, the Model Portfolio Savings Oriented, Model Portfolio Conservative Growth, Model Portfolio Traditional Growth, Model Portfolio Long-Term Growth and Model Portfolio All-Equity Growth Funds are known as the Model Portfolio Funds. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations. Each Model Portfolio Fund follows the basic strategies described below.

ASSET ALLOCATION--The allocation of each Model Portfolio Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund.

CHANGES TO THE UNDERLYING FUNDS--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Model Portfolio Funds that invest in the underlying Funds. VIA may alter the asset class allocation or underlying Fund-level allocation range of a Model Portfolio Fund at its discretion subject to the supervision of the Board of Directors.

VIA may alter the underlying Fund allocations for various reasons. VIA can make changes by increasing or reducing the allocation to an underlying Fund, by removing underlying Funds, or by adding new underlying Funds. Reasons for discretionary changes to underlying Fund allocations include changes to the underlying Funds, such as a change in investment objective or strategy and VIA's assessment of market conditions and relative valuation.

REBALANCING--If one component of a particular Model Portfolio Fund outperforms another component over any given time period, the Model Portfolio Fund will become "out of balance." For example, if the stock component of a Model Portfolio Fund outperforms the bond portion, the allocation of the stock portion will increase beyond the predetermined allocation. A material change in the predetermined allocation could affect both the level of risk and the potential for gain or loss.

VIA monitors the performance and underlying Fund allocation of each Model Portfolio Fund. From time to time, VIA will transfer assets from one underlying Fund to another in order to rebalance any or all of the Model Portfolio Funds.

INVESTMENT RISKS--The proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Model Portfolio Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying Funds for a discussion of those risks.

INVESTMENT ADVISER--The Model Portfolio Funds are managed by a team from VIA (the "Team"). The Team is responsible for the decisions related to Fund allocation, Fund rebalancing and portfolio optimization. The Team consists of Mr. Wayne Wicker, CFA and Mr. Lee Trenum, CFA. Mr. Wicker is the lead member of the Team and, as such, is ultimately responsible for overall portfolio management.

Mr. Wicker, Chief Investment Officer and Senior Vice President, joined the Team and VIA in 2004. Prior to joining VIA, Mr. Wicker was Managing Director and Senior Portfolio Manager at Cadence Capital Management LLC. Mr. Wicker joined Cadence Capital Management LLC in 1997. Mr. Trenum, Senior Fund Manager, has served on the Team for over five years.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

The Model Portfolio Funds and their investment objectives, strategies, risks and performance history are as follows:

MODEL PORTFOLIO SAVINGS ORIENTED FUND

INVESTMENT OBJECTIVE--To offer capital preservation, reasonable current income, and some capital growth while seeking to limit risk.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 65% fixed income investments, 25% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income, equity and multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

                                   ALLOCATION
FIXED INCOME FUNDS:                     RANGE
Low Duration Bond Fund                38%-48%
Core Bond Index Fund                   8%-18%
Inflation Protected Securities
  Fund                                 4%-14%

EQUITY FUNDS:
Equity Income Fund                     5%-15%
Growth & Income Fund                   5%-15%
International Fund                     0%-10%

MULTI-STRATEGY FUNDS:
Diversified Assets Fund                0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds.



The Model Portfolio Savings Oriented Fund seeks to achieve a conservative asset allocation favoring current income. While the principal objectives of the Model Portfolio Savings Oriented Fund include income and preservation of capital, exposure to fixed income securities will cause its NAV to fluctuate in response to changes in interest rates. The Model Portfolio Savings Oriented Fund's exposure to inflation adjusted securities through the Inflation Protected Securities Fund and equity securities through the Equity Income, Growth & Income, and International Funds is intended to provide slightly better protection against inflation and some growth potential than would a fund consisting only of investment in fixed income securities through the Low Duration Bond and Core Bond Index Funds. However, as with all mutual funds, the NAV of the Model Portfolio Savings Oriented Fund will fluctuate.


In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Model Portfolio Savings Oriented Fund may be appropriate if you are seeking to preserve principal with some opportunity for inflation protection and growth, or if you have a low tolerance for price fluctuations or you wish to invest for the short term.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate and credit risks, mortgage-backed and asset-backed securities risk, derivatives risk and, to a lesser extent, the general risks of investing in the domestic and international stock markets. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the Lehman Brothers Intermediate Aggregate Bond Index and S&P 500 Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Savings Oriented Fund from year to year:


[SAVINGS ORIENTED FUND BAR CHART]

1998                                         9.18
1999                                         4.92
2000                                         6.43
2001                                         2.81
2002                                        -1.38
2003                                         9.93
2004                                         5.78
2005                                         3.06
2006                                         6.90
2007                                         6.15





 Best Quarter      Worst Quarter
     5.24%            -3.38%
(2nd Qtr 2003)    (3rd Qtr 2002)



                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)

                                               10 YEARS/
                                                 SINCE
                            1 YEAR   5 YEARS   INCEPTION
                            ------   -------   ---------
Model Portfolio Savings
  Oriented Fund
  Return before taxes        6.15%     6.34%     5.33%*
  Return before taxes
     (after 12/4/2000)       6.15%     6.34%     4.86%
  Return after taxes on
     distributions           4.49%     5.17%     5.68%
  Return after taxes on
     distributions and
     sale of fund shares     4.49%     4.85%     5.29%
S&P 500 Index (Reflects
  no deductions for fees,
  expenses, or taxes)        5.49%    12.83%     5.91%
Lehman Brothers
  Intermediate Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses or taxes)         7.02%     4.22%     5.83%
Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)        6.96%     4.42%     5.97%
Custom Benchmark
  (Reflects no deductions
  for fees, expenses, or
  taxes)**                   6.75%     6.40%     6.09%
Morningstar Conservative
  Allocation Funds
  Average (Reflects no
  deductions for
  taxes)***                  4.53%     7.13%     4.91%


  * Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning February 9, 1995. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.
 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.
*** This is a group of funds with investment objectives similar to those of the Fund.
    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

MODEL PORTFOLIO CONSERVATIVE GROWTH FUND

INVESTMENT OBJECTIVE--To offer reasonable current income and capital preservation, with modest potential for capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 50% fixed income investments, 40% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income, equity and multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:


                                   ALLOCATION
FIXED INCOME FUNDS:                     RANGE
Low Duration Bond Fund                18%-28%
Core Bond Index Fund                  16%-26%
Inflation Protected Securities
  Fund                                 2%-12%

EQUITY FUNDS:
Equity Income Fund                     6%-16%
Growth & Income Fund                   4%-14%
Growth Fund                            1%-11%
Select Value Fund                      0%-10%
Aggressive Opportunities Fund          0%-10%
International Fund                     3%-13%

MULTI-STRATEGY FUNDS:
Diversified Assets Fund                0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds.

The Model Portfolio Conservative Growth Fund seeks to achieve a moderately conservative asset allocation favoring current income enhanced with the potential for growth.

The assets are diversified within the three main asset categories. Within the fixed income allocation, the Low Duration Bond Fund, the Inflation Protected Securities Fund, and Core Bond Index Fund complement each other by seeking to provide consistent income and broad access to the bond market as well as some inflation protection.

The equity allocation is diversified among underlying Funds that invest in large-, medium- and small-company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger capitalization dividend-paying U.S. common stocks. The Growth & Income, Growth, Select Value and Aggressive Opportunities Funds add the potential for growth in the stock portion of the Model Portfolio Conservative Growth Fund. International equity exposure through investment in the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds diversification to the Model Portfolio Conservative Growth Fund and may provide the potential for additional growth.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Model Portfolio Conservative Growth Fund may be a suitable investment if you seek a fairly predictable current income but also desire the opportunity for higher returns without high volatility. Although less than half of the Model Portfolio Conservative Growth Fund is invested in stocks, you should be willing to accept short-term fluctuations or possible losses in the value of your investment. The Model Portfolio Conservative Growth Fund could be appropriate if you intend to invest for the intermediate term.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate and credit risks, mortgage-backed and asset-backed securities risk, derivatives risk and, to a lesser extent, the general risks of investing in the domestic and international stock markets. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Conservative Growth Fund from year to year:


[CONSERVATIVE GROWTH FUND BAR CHART]

1998                                        11.82
1999                                         8.88
2000                                         4.70
2001                                         0.09
2002                                        -6.66
2003                                        14.64
2004                                         6.74
2005                                         4.31
2006                                         8.38
2007                                         6.57





 Best Quarter      Worst Quarter
     8.61%            -6.27%
(4th Qtr 1998)    (3rd Qtr 2002)

                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)


                                              10 YEARS/
                                                SINCE
                             1 YEAR  5 YEARS  INCEPTION
                             ------  -------  ---------
Model Portfolio
  Conservative Growth Fund
  Return before taxes         6.57%    8.07%    5.79%*
  Return before taxes
     (after 12/4/2000)        6.57%    8.07%    4.90%
  Return after taxes on
     distributions            5.11%    7.09%    5.98%
  Return after taxes on
     distributions and sale
     of fund shares           4.91%    6.48%    5.55%
S&P 500 Index (Reflects no
  deductions for fees,
  expenses, or taxes)         5.49%   12.83%    5.91%
Lehman Brothers
  Intermediate Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)         7.02%    4.22%    5.83%
Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)         6.96%    4.42%    5.97%
Custom Benchmark (Reflects
  no deductions for fees,
  expenses, or taxes)**       6.55%    7.70%    6.18%
Morningstar Conservative
  Allocation Funds Average
  (Reflects no deductions
  for taxes)***               4.53%    7.13%    4.91%



  * Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.
 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.
*** This is a group of funds with investment objectives similar to those of the Fund.
    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

MODEL PORTFOLIO TRADITIONAL GROWTH FUND

INVESTMENT OBJECTIVE--To offer moderate capital growth and reasonable current income.


PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 30% fixed income investments, 60% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income, equity and multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

                                   ALLOCATION
FIXED INCOME FUNDS:                     RANGE
Low Duration Bond Fund                 3%-13%
Core Bond Index Fund                  13%-23%
Inflation Protected Securities
  Fund                                 0%-10%

EQUITY FUNDS:
Equity Income Fund                     7%-17%
Growth & Income Fund                   7%-17%
Growth Fund                            5%-15%
Select Value Fund                      0%-10%
Aggressive Opportunities Fund          0%-10%
Discovery Fund                         0%-10%
International Fund                     7%-17%

MULTI-STRATEGY FUNDS:
Diversified Assets Fund                0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds.

The Model Portfolio Traditional Growth Fund's asset allocation seeks to be moderately balanced and to provide the benefit of the higher, long term returns expected from stocks while the income generated by fixed income securities seeks to dampen the Model Portfolio Traditional Growth Fund's volatility.

The equity allocation is diversified among underlying Funds that invest in large-, medium- and small-company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger capitalization dividend-paying U.S. common stocks. The Growth & Income, Growth, Select Value, Aggressive Opportunities, and Discovery Funds add the potential for growth in the stock portion of the Model Portfolio Traditional Growth Fund. International equity exposure through investment in the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds diversification to the Model Portfolio Traditional Growth Fund and may provide the potential for additional growth.

The fixed income portion of the Fund allocated to the Low Duration Bond Fund, the Inflation Protected Securities Fund and the Core Bond Index Fund seeks to provide consistent income and broad access to the bond market, but includes potential for volatility and loss. The allocation to the Inflation Protected Securities Fund seeks to provide a modest amount of inflation protection.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--With more than half of the Fund invested in stocks, including growth stocks, a moderate level of volatility should be expected. The Model Portfolio Traditional Growth Fund may be suitable if you wish to participate in the returns expected from stocks but also want to seek to maintain moderate volatility. This Fund could be appropriate if you intend to invest for the intermediate or longer term.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets, derivatives risk and, to a lesser extent, interest rate risk, credit risk, and mortgage-backed and asset-backed securities risk. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Traditional Growth Fund from year to year:

[TRADITIONAL GROWTH FUND CHART]

1998                                        14.10
1999                                        15.17
2000                                         2.47
2001                                        -3.62
2002                                       -12.64
2003                                        20.68
2004                                         7.89
2005                                         5.79
2006                                        10.42
2007                                         7.03





 Best Quarter      Worst Quarter
    13.11%            -10.40%
(4th Qtr 1998)    (3rd Qtr 2001)




                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)


                                               10 YEARS/
                                                 SINCE
                            1 YEAR   5 YEARS   INCEPTION
                            ------   -------   ---------
Model Portfolio
  Traditional Growth Fund
  Return before taxes        7.03%    10.24%     6.32%*
  Return before taxes
     (after 12/4/2000)       7.03%    10.24%      4.92%
  Return after taxes on
     distributions           5.45%     9.42%      6.86%
  Return after taxes on
     distributions and
     sale of fund shares     5.77%     8.56%      6.37%
S&P 500 Index (Reflects
  no deductions for fees,
  expenses, or taxes)        5.49%    12.83%      5.91%
Lehman Brothers
  Intermediate Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)        7.02%     4.22%      5.83%
Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)        6.96%     4.42%      5.97%
Custom Benchmark
  (Reflects no deductions
  for fees, expenses, or
  taxes)**                   6.24%     9.42%      6.19%
Morningstar Moderate
  Allocation Funds
  Average (Reflects no
  deductions for
  taxes)***                  5.99%    10.24%      5.99%



  * Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.
 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.
*** This is a group of funds with investment objectives similar to those of the Fund.
    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

MODEL PORTFOLIO LONG-TERM GROWTH FUND

INVESTMENT OBJECTIVE--To offer high long-term capital growth and modest current income.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 15% fixed income investments, 75% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy funds"). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income, equity and multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

                                  ALLOCATION
FIXED INCOME FUNDS:                  RANGE
-------------------               ----------
Core Bond Index Fund                10%-20%

EQUITY FUNDS:
------------------
Equity Income Fund                   8%-18%
Growth & Income Fund                 8%-18%
Growth Fund                          7%-17%
Select Value Fund                    4%-14%
Aggressive Opportunities Fund        4%-14%
Discovery Fund                       0%-10%
International Fund                  11%-21%

MULTI-STRATEGY FUNDS:
---------------------
Diversified Assets Fund              0%-10%



Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds.

The Model Portfolio Long-Term Growth Fund has a moderately aggressive asset allocation.

The equity allocation is diversified among underlying Funds that invest in large-, medium- and small-company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger capitalization dividend-paying U.S. common stocks. The Growth & Income, Growth, Select Value, Aggressive Opportunities, and Discovery Funds add the potential for growth in the stock portion of the Model Portfolio Long-Term Growth Fund. International equity exposure through investment in the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds diversification to the Model Portfolio Long-Term Growth Fund and may provide the potential for additional growth.

The fixed income portion of the Model Portfolio Long-Term Growth Fund is allocated to the Core Bond Index Fund, which adds yield and potentially reduces the impact of short-term price volatility from the portion of the Fund allocated to stock funds. It also offers the Fund an opportunity to participate in changes in interest rates through investment in high-quality bonds.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The sizable allocation to stocks and the emphasis on growth stocks mean the Model Portfolio Long-Term Growth Fund should be considered an aggressive investment. It may be suitable if you intend to invest for the long term (10 years or more), are seeking to maximize the opportunity for principal growth, and are willing to accept losses, which may be substantial, with the expectation that short-term losses may be recovered over longer investment periods.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets, derivatives risk and, to a lesser extent, interest rate risk, credit risk, and mortgage-backed and asset-backed securities risk. Derivatives involve costs and can be volatile. In addition, derivatives may not perform as expected and this could result in losses that would not otherwise occur and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Long-Term Growth Fund from year to year:

[LONG-TERM GROWTH FUND CHART]

1998                                        14.86
1999                                        28.53
2000                                        -0.86
2001                                        -7.15
2002                                       -18.01
2003                                        27.21
2004                                         9.25
2005                                         7.24
2006                                        12.50
2007                                         7.74





 Best Quarter      Worst Quarter
    20.10%            -14.27%
(4th Qtr 1999)    (3rd Qtr 2001)



                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)


                                               10 YEARS/
                                                 SINCE
                              1 YEAR  5 YEARS  INCEPTION
                              ------  -------  ---------
Model Portfolio Long-Term
  Growth Fund Return before
  taxes                        7.74%   12.56%    7.25%*
  Return before taxes (after
     12/4/2000)                7.74%   12.56%    5.08%
  Return after taxes on
     distributions             6.12%   11.89%    7.79%
  Return after taxes on
     distributions and sale
     of fund shares            6.55%   10.77%    7.24%
S&P 500 Index (Reflects no
  deductions for fees,
  expenses, or taxes)          5.49%   12.83%    5.91%
Lehman Brothers Intermediate
  Aggregate Bond Index
  (Reflects no deductions
  for fees, expenses, or
  taxes)                       7.02%    4.22%    5.83%
Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)          6.96%    4.42%    5.97%
Custom Benchmark (Reflects
  no deductions for fees,
  expenses, or taxes)**        6.27%   11.21%    6.14%
Morningstar Large Blend
  Funds Average (Reflects no
  deductions for taxes)***     6.16%   12.63%    5.92%



  * Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), shown for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

MODEL PORTFOLIO ALL-EQUITY GROWTH FUND

INVESTMENT OBJECTIVE--To offer high long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, 100% in equity Funds by investing in Vantagepoint Funds whose assets are invested, under normal circumstances, at least 80% in equity securities or instruments that provide equity exposure. The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

                                  ALLOCATION
EQUITY FUNDS:                        RANGE
-------------                     ----------
Equity Income Fund                  13%-23%
Growth & Income Fund                12%-22%
Growth Fund                         12%-22%
Select Value Fund                    5%-15%
Aggressive Opportunities Fund        5%-15%
Discovery Fund                       4%-14%
International Fund                  15%-25%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above.

The Model Portfolio All-Equity Growth Fund has a 100% allocation to underlying Funds that invest, under normal circumstances, at least 80% of their assets in equity securities or instruments that provide equity exposure. This high allocation to equity securities can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments. This Fund can be expected to have a degree of volatility similar to that of the stock market.

The equity allocation is diversified among underlying Funds that invest in large-, medium- and small-company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger capitalization dividend-paying U.S. common stocks. The Growth & Income, Growth, Select Value, Aggressive Opportunities, and Discovery Funds add the potential for growth in the stock portion of the Model Portfolio All-Equity Growth Fund. International equity exposure through investment in the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds diversification to the Model Portfolio All-Equity Growth Fund and may provide the potential for additional growth.

SUITABILITY FOR INVESTORS--The significant allocation to stocks through the underlying Funds in which this Model Portfolio invests, and the inclusion of higher risk strategies mean the Model Portfolio All-Equity Growth Fund should be considered an aggressive investment. It may be suitable if you are an aggressive investor seeking the opportunity for capital appreciation, intend to invest for the long term (10 years or more), are seeking to maximize principal growth without regard to current income, and are willing to accept losses, which may be substantial, in the expectation that short-term losses may be recovered over longer investment periods.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets. Additionally, the Fund's investment in growth stock funds may expose it to greater price volatility over the short term.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the S&P 500 Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.


The is bar chart shows changes in the performance of the Model Portfolio All-Equity Growth Fund from year to year.

[ALL EQUITY GROWTH FUND CHART]

2001                                       -11.13
2002                                       -24.07
2003                                        33.26
2004                                        10.30
2005                                         8.49
2006                                        14.58
2007                                         7.75





 Best Quarter      Worst Quarter
    18.63%            -18.85%
(2nd Qtr 2003)    (3rd Qtr 2001)




                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)


                                              SINCE
                         1 YEAR   5 YEARS   INCEPTION
                         ------   -------   ---------
Model Portfolio All-
  Equity Growth Fund
  Return before taxes     7.75%    14.51%     3.30%*
  Return before taxes
     (after 12/4/2000)    7.75%    14.51%     4.61%
  Return after taxes
     on distributions     5.81%    13.96%     2.23%
  Return after taxes on
     distributions and
     sale of fund
     shares               7.51%    12.73%     2.35%
  S&P 500 Index
     (Reflects no
     deductions for
     fees, expenses, or
     taxes)               5.49%    12.83%     2.03%
  MSCI EAFE Index
     (Reflects no
     deductions for
     fees, expenses, or
     taxes)              11.63%    22.08%     8.07%
  Custom Benchmark
     (Reflects no
     deductions for
     fees, expanses, or
     taxes)**             6.80%    14.46%     3.13%
  Morningstar Large
     Blend Funds
     Average (Reflects
     no deductions for
     taxes)***            6.16%    12.63%     1.33%



  * Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 2000. After-tax performance is provided for periods after the Fund's registration date -- December 4, 2000.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE Index. Should the percentage allocations to those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

THE MILESTONE FUNDS

--------------------------------------------------------------------------------

As a group, the Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund and Milestone 2040 Fund are known as the Milestone Funds. The Milestone Funds are designed to provide investors with assistance in building an investment program for retirement assets that offers asset allocation, fund selection, and rebalancing through a single fund based on a target retirement year. Each Fund invests in a professionally selected combination of equity, fixed income, and multi-strategy Funds that is believed to be appropriate given the time remaining until retirement. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations. Each Milestone Fund follows the basic strategies described below.

Seven of the eight Milestone Funds are designed for investors who expect to retire in or around the year designated in the Fund's name. For example, the Milestone 2020 Fund is designed for investors who expect to retire in or begin withdrawals within a few years of the year 2020. These "dated" Funds are designed to "age" such that each Fund's asset allocation becomes more conservative as the designated year approaches. In this way, overall risk reduction is sought as the time remaining until retirement becomes shorter.

The Milestone Retirement Income Fund is designed for investors very close to or currently in retirement. This Fund maintains an asset allocation of approximately 30% in equity Funds and 60% in fixed income Funds and 10% in multi-strategy Funds designed to seek to offer additional diversification beyond those investments in the fixed income and equity Funds. When the target asset allocation of a "dated" fund matches the Retirement Income Fund's target asset allocation, it is expected that management will recommend combining the assets of the dated Fund with the assets of the Milestone Retirement Income Fund within approximately one year, subject to applicable regulatory requirements.

INVESTMENT RISKS--The proportionate amount invested by a Milestone Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Milestone Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying Funds for a discussion of those risks.

ASSET ALLOCATION--The allocation of each Milestone Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund.

VIA will adjust the asset allocation of each "dated" Milestone Fund to become more conservative as the designated year approaches. This reflects the importance of reducing investment risk as investors approach retirement. The current projected "aging" path developed by VIA to illustrate how the asset class allocations of the dated Funds are expected to decline over time follows. The "aging" path followed prior to October 30, 2007 was different and did not incorporate multi-strategy Funds.


                 ALL "DATED" FUNDS FOLLOW THE SAME "AGING" PATH,
                           REGARDLESS OF TARGET YEAR.



(MILESTONE GRAPH)


                                        EQUITY EXPOSURE
                                        ---------------
35                                           90.00
30                                           90.00
25                                           85.00
20                                           80.00
15                                           72.50
10                                           65.00
5                                            50.00
Retirement                                   30.00
-5                                           30.00





By approximately June 30 of the year designated in each dated Fund's name, VIA expects to have reduced each Fund's equity Fund allocation to approximately 30% and increased its fixed income Fund allocation to approximately 60%, with a 10% allocation to multi-strategy Funds.

The asset allocation of any Milestone Fund may differ from this chart for a variety of reasons. The most common reason is performance differences between a Fund's equity allocation, its fixed income allocation, and its multi-strategy allocation. For example, the chart above indicates that when a Milestone Fund is 10 years away from its target date, 60% of assets are expected to be invested in equity Funds, 30% are expected to be invested in fixed income Funds, and up to 10% in multi-strategy Funds which, currently only includes the Diversified Assets Fund. If deviations from the allocations suggested by the chart are permitted to persist over long periods, the risk of a given Fund may differ from that suggested by the chart above. Therefore, VIA monitors the Funds' asset allocations on a daily basis and periodically will execute transactions as necessary to return the Milestone Funds to, or close to, the asset allocations indicated by the chart, taking into account both the cost and benefit of such transactions.

Additionally, VIA may alter the amount allocated to the equity, fixed income and multi-strategy asset classes of any Milestone Fund at its discretion subject to the supervision of the Board of Directors. However, target allocations of the asset classes are expected to be substantially similar to the "aging" path and any significant deviations would only be temporary.

UNDERLYING FUND SELECTION--VIA selects underlying Vantagepoint Funds to fulfill the asset class allocations of each Milestone Fund. Target Fund-level allocations as of the date of this prospectus are discussed in the following sections describing each Fund. In selecting underlying Funds to fulfill asset class allocations, VIA will choose from the following candidate Vantagepoint
Funds:


FIXED INCOME FUNDS
---------------------------------------------
U.S. Bond   Vantagepoint Low Duration Bond
              Fund
            Vantagepoint Inflation Protected
              Securities Fund
            Vantagepoint Core Bond Index Fund



EQUITY FUNDS
-----------------------------------------------
U.S. Equity      Vantagepoint Equity Income
                   Fund
                 Vantagepoint 500 Stock Index
                   Fund
                 Vantagepoint Growth & Income
                   Fund
                 Vantagepoint Broad Market
                   Index Fund
                 Vantagepoint Growth Fund
                 Vantagepoint Select Value Fund
                 Vantagepoint Mid/Small Company
                   Index Fund
                 Vantagepoint Aggressive
                   Opportunities Fund
                 Vantagepoint Discovery Fund
Foreign Equity   Vantagepoint Overseas Equity
                   Index Fund
                 Vantagepoint International
                   Fund




MULTI-STRATEGY FUNDS
--------------------------------------------
        Vantagepoint Diversified Assets Fund


VIA may, at its discretion, add additional Funds to the above-listed set of candidate Funds.

CHANGES TO THE UNDERLYING FUNDS--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Milestone Funds that invest in the underlying Funds. VIA may alter the Fund-level allocation of a Milestone Fund at its discretion under the supervision of the Board of Directors.

VIA will alter the underlying Fund allocations of the dated Milestone Funds as time elapses towards the target year designated in the Fund's name. VIA can make changes by increasing or reducing the allocation to an underlying Fund, by removing underlying Funds, or by adding new underlying Funds from the candidate list. Additionally, VIA may also make discretionary changes to the underlying Fund allocations for reasons other than the passage of time. Reasons for discretionary changes to underlying Fund allocations include changes to the underlying Funds, such as a change in investment objective or investment strategy and VIA's assessments of market conditions and relative valuation.

VIA monitors the performance and underlying Fund allocation of each Milestone Fund. From time to time, it will be necessary to transfer assets from one underlying Fund to another in order to rebalance Fund asset allocations.

REACHING THE TARGET DATE--Within approximately one year of each dated Fund reaching June 30 of the year designated in its name, management is expected to recommend, and the Vantagepoint Funds' Board of Directors may approve, combining the dated Fund with the Milestone Retirement Income Fund. If the combination is approved and applicable regulatory requirements are met, the Fund's shareholders would then become shareholders of the Milestone Retirement Income Fund. Shareholders will be provided with additional information at that time, including information pertaining to any tax consequences of the combination for shareholders that are not investing in the Milestone Funds through a tax-advantaged retirement account.

Who should invest in the Milestone Funds?

In general, the Milestone Funds have been designed for investors who prefer to delegate most investment management tasks--such as portfolio construction, periodic rebalancing, and risk reduction as the anticipated year of retirement approaches--to investment professionals.

Which Milestone Fund is right for me?

The primary factor you should consider in selecting a Milestone Fund is the year in which you plan to retire and/or begin withdrawing assets. The Funds have been designed on the assumption that investors will begin withdrawing assets in the "target" year of the selected Fund. If the year in which you plan to retire and the year in which you plan to begin withdrawing are significantly different (as it often is, for example, for public safety employees), you should take that into consideration when making your Fund selection decision.

You should also consider your personal financial circumstances, additional sources of retirement income, and tolerance for risk when selecting a Milestone Fund. You can lose money in any of the Milestone Funds, including the Milestone Retirement Income Fund. Choosing a Fund with an earlier "target" date than your anticipated retirement/withdrawal date is a more conservative investment decision, while choosing a Fund with a later target date is a more aggressive investment decision. If you are highly risk-averse or cannot tolerate even small losses, you may wish to select an investment option that seeks a higher degree of capital preservation than the Milestone Funds.

THE MILESTONE FUNDS SHOULD NOT BE CONSIDERED A COMPLETE SOLUTION FOR ALL OF YOUR RETIREMENT SAVINGS NEEDS. SELECTING A MILESTONE FUND (OR ANY OF THE VANTAGEPOINT FUNDS) DOES NOT GUARANTEE THAT YOU WILL ACHIEVE ADEQUATE SAVINGS FOR RETIREMENT.

The Milestone Funds are managed by a team from VIA (the "Team"). The Team is responsible for the decisions related to fund allocation, fund rebalancing and portfolio optimization. The Team consists of Mr. Wayne Wicker, CFA and Mr. Lee Trenum, CFA. Mr. Wicker is the lead member of the Team and, as such, is ultimately responsible for overall portfolio management.

Mr. Wicker, Chief Investment Officer and Senior Vice President, joined the Team and VIA in 2004. Prior to joining VIA, Mr. Wicker was Managing Director and Senior Portfolio Manager and Analyst at Cadence Capital Management LLC. Mr. Wicker joined Cadence Capital Management LLC in 1997. Mr. Trenum, Senior Fund Manager has served on the Team for over five years. Each member of the Team has served as a portfolio manager of each Milestone Fund since January 2005.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

More information about the Milestone Funds and their investment objectives follows:

Milestone Retirement Income Fund

INVESTMENT OBJECTIVE--To seek to offer current income and opportunities for capital growth that have limited risk.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 60% fixed income investments, 30% equity investments and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). To achieve this allocation,

Fund assets are invested in underlying Vantagepoint fixed income, equity and multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

                                  ALLOCATION
FIXED INCOME FUNDS:                  RANGE
-------------------               ----------
Low Duration Bond Fund              35%-45%
Core Bond Index Fund                 6%-16%
Inflation Protected Securities
  Fund                               4%-14%

EQUITY FUNDS:

-------------
Equity Income Fund                   7%-17%
Growth & Income Fund                 7%-17%
International Fund                   1%-11%

MULTI-STRATEGY FUNDS:
---------------------
Diversified Assets Fund              0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included in an effort to seek to reduce the overall volatility of the Milestone Retirement Income Fund's share price.

The underlying Funds' equity holdings consist mainly of large-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Milestone Retirement Income Fund may be appropriate for you if you are very close to retirement or are already in retirement.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate; credit risk which is the possibility that the issuer of a debt security will default; mortgage-backed and asset-backed securities risk; derivatives risk; and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those underlying Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is also subject to all of the general risks of investing in the domestic and international stock markets. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


This bar chart shows changes in the performance of the Milestone Retirement Income Fund from year to year.

[MONEY MARKET FUND BAR GRAPH]

2005                                        3.39
2006                                        7.52
2007                                        6.05





 Best Quarter      Worst Quarter
     3.31%            -0.70%
(3rd Qtr 2006)    (1st Qtr 2005)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)


                                            SINCE
                                1 YEAR*  INCEPTION*
                                -------  ----------
Milestone Retirement Income
  Fund
  Return before taxes            6.05%      5.64%
Return after taxes on
  distributions                  4.76%      4.62%
Return after taxes on
  distributions and sale of
  fund shares                    4.43%      4.34%
S&P 500 Index (reflects no
  deductions for fees,
  expenses, or taxes)            5.49%      8.62%
Lehman Brothers Intermediate
  Aggregate Bond Index
  (Reflects no deductions for
  fees, expenses, or taxes)      7.02%      4.51%
Lehman Brothers Aggregate Bond
  Index (Reflects no
  deductions for fees,
  expenses, or taxes)            6.96%      4.56%
Custom Benchmark (Reflects no
  deductions for fees,
  expenses, or taxes)**          6.68%      5.81%
Morningstar Target Date 2000-
  2014 Funds Average***
  (Reflects no deductions for
  taxes)                         5.22%      6.11%




  * Shares of the Fund were offered beginning January 3, 2005.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.


Milestone 2010 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2010. At the Fund's inception, the Fund allocated approximately 50% of its assets to equity Funds and approximately 50% of its assets to fixed income Funds. Beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). As time elapses, the Fund's allocation to underlying equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2010, the Fund's assets will be invested approximately 30% in equity Funds, 60% in fixed income Funds and 10% in multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:



                                  ALLOCATION
FIXED INCOME FUNDS:                  RANGE
-------------------               ----------
Low Duration Fund                   25%-35%
Core Bond Index Fund                 6%-16%
Inflation Protected Securities
  Fund                               3%-13%


Equity Funds:
Equity Income Fund                  10%-20%
Growth & Income Fund                 6%-16%
Growth Fund                          0%-10%
Mid/Small Company Index Fund         0%-10%
International Fund                   3%-13%


Multi-Strategy Funds:
Diversified Assets Fund              0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds' fixed income holdings consist largely of a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included in an effort to seek to reduce the overall volatility of the Milestone 2010 Fund's share price.

The underlying Funds' equity holdings consist mainly of large-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Milestone 2010 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2010.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate; credit risk which is the possibility that the issuer of a debt security will default; mortgage-backed and asset-backed securities risk; derivatives risk; and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those underlying Funds will cause the Fund to underperform other funds with a similar investment objective. The Fund is also subject to all of the general risks of investing in the domestic and international stock markets. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2010 Fund from year to year.

[MONEY MARKET FUND BAR GRAPH]

2005                                        4.65
2006                                        8.95
2007                                        6.43





 Best Quarter      Worst Quarter
     3.54%            -1.20%
(3rd Qtr 2006)    (1st Qtr 2005)

                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)

                                          SINCE
                               1 YEAR  INCEPTION*
                               ------  ----------
Milestone 2010 Fund
  Return before taxes           6.43%     6.66%
Return after taxes on
  distributions                 4.71%     5.59%
Return after taxes on
  distributions and sale of
  fund shares                   5.35%     5.29%
S&P 500 Index (Reflects no
  deductions for fees,
  expenses, or taxes)           5.49%     8.62%
Lehman Brothers Intermediate
  Aggregate Bond Index
  (Reflects no deductions for
  fees, expenses, or taxes)     7.02%     4.51%
Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)           6.96%     4.56%
Custom Benchmark (Reflects no
  deductions for fees,
  expenses, or taxes)**         6.64%     6.60%
Morningstar Target Date 2000-
  2014 Funds Average
  (Reflects no deductions for
  taxes)***                     5.22%     6.11%



  * Shares of the Fund were offered beginning January 3, 2005.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.


Milestone 2015 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2015. At the Fund's inception, the Fund allocated approximately 65% of its assets to equity Funds and approximately 35% of its assets to fixed income Funds. Beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). As time elapses, the Fund's allocation to underlying equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2015, the Fund's assets will be invested approximately 30% in equity Funds, 60% in fixed income Funds and 10% in multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

                                  ALLOCATION
FIXED INCOME FUNDS:                  RANGE
-------------------               ----------
Low Duration Fund                   10%-20%
Core Bond Index Fund                12%-22%
Inflation Protected Securities
  Fund                               0%-10%


Equity Funds:
Equity Income Fund                  14%-24%
Growth & Income Fund                 6%-16%
Growth Fund                          3%-13%
Mid/Small Company Index Fund         2%-12%
International Fund                   6%-16%


Multi-Strategy Funds:
Diversified Assets Fund              0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included to seek to reduce the overall volatility of the Milestone 2015 Fund's share price.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Milestone 2015 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2015.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets; derivatives risk; and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those underlying Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, credit risk which is the possibility that the issuer of a debt security will default, and mortgage-backed and asset-backed securities risk. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Aggregate Intermediate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2015 Fund from year to year.

[MILESTONE 2010 FUND BAR GRAPH]

2005                                         5.93
2006                                        10.87
2007                                         6.88





 Best Quarter      Worst Quarter
     4.56%            -1.50%
(4th Qtr 2006)    (1st Qtr 2005)


                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)

                                          SINCE
                               1 YEAR  INCEPTION*
                               ------  ----------
Milestone 2015 Fund
  Return before taxes           6.88%     7.87%
Return after taxes on
  distributions                 5.28%     6.96%
Return after taxes on
  distributions and of sale
  fund shares                   5.78%     6.47%
S&P 500 Index (Reflects no
  deductions for fees,
  expenses, or taxes)           5.49%     8.62%
Lehman Brothers Intermediate
  Aggregate Bond Index
  (Reflects no deductions for
  fees, expenses, or taxes)     7.02%     4.51%
Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)           6.96%     4.56%
Custom Benchmark (Reflects no
  deductions for fees,
  expenses, or taxes)**         6.57%     7.30%
Morningstar Target Date 2015-
  2029 Funds Average***
  (Reflects no deductions for
  taxes)                        6.05%     8.55%



  * Shares of the Fund were offered beginning January 3, 2005.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2020 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2020. At the Fund's inception, the Fund allocated approximately 72% of its assets to equity Funds and approximately 28% of its assets to fixed income Funds. Beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). As time elapses, the Fund's allocation to underlying equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2020, the Fund's assets will be invested approximately 30% in equity Funds, 60% in fixed income Funds and 10% in multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

                                  ALLOCATION
FIXED INCOME FUNDS:                  RANGE
-------------------               ----------
Low Duration Fund                    2%-12%
Core Bond Index Fund                13%-23%


Equity Funds:
Equity Income Fund                  17%-27%
Growth & Income Fund                 7%-17%
Growth Fund                          4%-14%
Mid/Small Company Index Fund         5%-15%
International Fund                   8%-18%


Multi-Strategy Funds:
Diversified Assets Fund              0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Fund has been included to seek to reduce the overall volatility of the Milestone 2020 Fund's share price.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Milestone 2020 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2020.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets, derivatives risk; and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those underlying Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, credit risk which is the possibility that the issuer of a debt security will default, and mortgage-backed and asset-backed securities risk. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risk of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2020 Fund from year to year.


[MILESTONE 2020 FUND BAR GRAPH]

2005                                         6.48
2006                                        11.92
2007                                         7.17





 Best Quarter      Worst Quarter
     5.11%            -1.60%
(4th Qtr 2006)    (1st Qtr 2005)

                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007)


                                           SINCE
                                1 YEAR  INCEPTION*
                                ------  ----------
Milestone 2020 Fund
  Return before taxes            7.17%     8.50%
Return after taxes on
  distributions                  5.57%     7.65%
Return after taxes on
  distributions and sale of
  fund shares                    5.99%     7.05%
S&P 500 Index (Reflects no
  deductions for fees,
  expenses, or taxes)            5.49%     8.62%
Lehman Brothers Intermediate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)            7.02%     4.51%
Lehman Brothers Aggregate Bond
  Index
  (Reflects no deductions for
  fees, expenses, or taxes)      6.96%     4.56%
Custom Benchmark (Reflects no
  deductions for fees,
  expenses, or taxes)**          6.47%     7.65%
Morningstar Target Date 2015-
  2029 Funds Average***
  (Reflects no deductions for
  taxes)                         6.05%     8.55%




  * Shares of the Fund were offered beginning January 3, 2005.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2025 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2025. At the Fund's inception, the Fund allocated approximately 80% of its assets to equity Funds and approximately 20% of its assets to fixed income Funds. Beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). As time elapses, the Fund's allocation to underlying equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2025, the Fund's assets will be invested approximately 30% in equity Funds, 60% in fixed income Funds and 10% in multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

                                  ALLOCATION
FIXED INCOME FUNDS:                  RANGE
-------------------               ----------
Low Duration Bond Fund               0%-10%
Core Bond Index Fund                10%-20%

Equity Funds:
Equity Income Fund                  18%-28%
Growth & Income Fund                 8%-18%
Growth Fund                          5%-15%
Mid/Small Company Index Fund         7%-17%
International Fund                  10%-20%

Multi-Strategy Funds:
Diversified Assets Fund              0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included to seek to reduce the overall volatility of the Milestone 2025 Fund's share price.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and large-capitalization stocks of developed countries.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Milestone 2025 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2025.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets, derivatives risk and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those underlying Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, credit risk which is the possibility that the issuer of a debt security will default, and mortgage-backed and asset-backed securities risk. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Aggregate Intermediate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2025 Fund from year to year.


[MILESTONE 2025 FUND BAR GRAPH]

2005                                         7.18
2006                                        12.70
2007                                         7.17





 Best Quarter      Worst Quarter
     5.61%            -2.10%
(4th Qtr 2006)    (4th Qtr 2007)

                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)

                                                     SINCE
                                          1 YEAR  INCEPTION*
                                          ------  ----------
Milestone 2025 Fund
  Return before taxes                      7.17%     8.99%
Return after taxes on distributions        5.63%     8.21%
Return after taxes on distributions and
  sale of fund shares                      6.14%     7.54%
S&P 500 Index (Reflects no deductions
  for fees, expenses, or taxes)            5.49%     8.62%
Lehman Brothers Intermediate Aggregate
  Bond Index (Reflects no deductions for
  fees, expenses, or taxes)                7.02%     4.51%
Lehman Brothers Aggregate Bond Index
  (Reflects no deductions for fees,
  expenses, or taxes)                      6.96%     4.56%
Custom Benchmark (Reflects no deductions
  for fees, expenses, or taxes)**          6.28%     7.93%
Morningstar Target Date 2015-2029 Funds
  Average*** (Reflects no deductions for
  taxes)                                   6.05%     8.55%




  * Shares of the Fund were offered beginning January 3, 2005.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.

MILESTONE 2030 FUND

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2030. At the Fund's inception, the Fund allocated approximately 85% of its assets to equity and approximately 15% of its assets to fixed income Funds. Beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). As time elapses, the Fund's allocation to underlying equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2030, the Fund's assets will be invested approximately 30% in equity Funds, 60% in fixed income Funds and 10% in multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

                                  ALLOCATION
FIXED INCOME FUNDS:                  RANGE
-------------------               ----------
Core Bond Index Fund                 8%-18%

EQUITY FUNDS:

-------------
Equity Income Fund                  20%-30%
Growth & Income Fund                 9%-19%
Growth Fund                          6%-16%
Mid/Small Company Index Fund        10%-20%
International Fund                  11%-21%

Multi-Strategy Funds:
---------------------
Diversified Assets Fund              0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Milestone 2030 may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2030.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets, derivatives risk and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those underlying Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, credit risk which is the possibility that the issuer of a debt security will default, and mortgage-backed and asset-backed securities risk. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in performance of the Milestone 2030 Fund from year to year.


[MILESTONE 2030 FUND BAR GRAPH]

2005                                         7.68
2006                                        13.52
2007                                         7.11





 Best Quarter      Worst Quarter
     6.04%            -2.42%
(4th Qtr 2006)    (4th Qtr 2007)

                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)

                                                     SINCE
                                          1 YEAR  INCEPTION*
                                          ------  ----------
MILESTONE 2030 FUND
RETURN BEFORE TAXES                        7.11%     9.40%
RETURN AFTER TAXES ON DISTRIBUTIONS        5.54%     8.63%
RETURN AFTER TAXES ON DISTRIBUTIONS AND
  SALE OF FUND SHARES                      5.93%     7.88%
S&P 500 INDEX (REFLECTS NO DEDUCTIONS
  FOR FEES, EXPENSES, OR TAXES)            5.49%     8.62%
LEHMAN BROTHERS INTERMEDIATE AGGREGATE
  BOND INDEX (REFLECTS NO DEDUCTIONS FOR
  FEES, EXPENSES, OR TAXES)                7.02%     4.51%
LEHMAN BROTHERS AGGREGATE BOND INDEX
  (REFLECTS NO DEDUCTIONS FOR FEES,
  EXPENSES, OR TAXES)                      6.96%     4.56%
CUSTOM BENCHMARK (REFLECTS NO DEDUCTIONS
  FOR FEES, EXPENSES, OR TAXES)**          6.05%     8.10%
MORNINGSTAR TARGET DATE 2030+ FUND
  AVERAGE*** (REFLECTS NO DEDUCTION FOR
  TAXES)                                   6.54%     9.83%




  * Shares of the Fund were offered beginning January 3, 2005.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.

MILESTONE 2035 FUND

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2035. At the Fund's inception, the Fund allocated approximately 90% of its assets to equity Funds and approximately 10% of its assets to fixed income Funds. Beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments ("multi-strategy Funds"). As time elapses, the Fund's allocation to underlying equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2035, the Fund's assets will be invested approximately 30% in equity Funds, 60% in fixed income Funds and 10% in multi-strategy Funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

                                  ALLOCATION
FIXED INCOME FUNDS:                  RANGE
-------------------               ----------
Core Bond Index Fund                 6%-16%

EQUITY FUNDS:

-------------
Equity Income Fund                  21%-31%
Growth & Income Fund                10%-20%
Growth Fund                          7%-17%
Mid/Small Company Index Fund        13%-23%
International Fund                  13%-23%

MULTI-STRATEGY FUNDS:
-------------
DIVERSIFIED ASSETS FUND              0%-10%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income, equity and multi-strategy Funds. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

In the multi-strategy Fund category, to seek to enhance the Fund's diversification, the Diversified Assets Fund seeks to provide exposure to asset classes and strategies that have historically had a low correlation to those of the other Vantagepoint Funds. The Diversified Assets Fund employs global tactical asset allocation strategies and a global bond strategy that seek to provide exposure to U.S. and foreign stock markets, U.S. and foreign bond markets and instruments and currencies. The Diversified Assets Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk.

SUITABILITY FOR INVESTORS--The Milestone 2035 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2035.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets, derivatives risk and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those underlying Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, credit risk which is the possibility that the issuer of a debt security will default, and mortgage-backed and asset-backed securities risk. Derivatives involve costs and can be volatile. In addition derivatives may not perform as expected and this could result in losses that would not otherwise have occurred and losses that are substantially more than the amount invested in the derivative.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Intermediate Aggregate Bond Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate and asset backed securities with maturities of one to ten years. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund's fixed income exposure. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2035 Fund from year to year.

[MILESTONE 2035 FUND BAR CHART]

2005                                         8.13
2006                                        14.00
2007                                         7.25





 Best Quarter      WORST QUARTER
     6.34%            -2.73%
(4TH QTR 2006)    (4TH QTR 2007)

                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)


                                           SINCE
                               1 YEAR   INCEPTION*
                               ------   ----------
Milestone 2035 Fund
Return before taxes             7.25%      9.75%
Return after taxes on
  distributions                 5.73%      9.02%
Return after taxes on
  distributions and sale of
  fund shares                   6.17%      8.25%
S&P 500 Index (Reflects no
  deductions for fees,
  expenses, or taxes)           5.49%      8.62%
Lehman Brothers Intermediate
  Aggregate Bond Index
  (Reflects no deductions
  for fees, expenses, or
  taxes)                        7.02%      4.51%
Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)           6.96%      4.56%
Custom Benchmark (Reflects
  no deductions for fees,
  expenses, or taxes)**         5.82%      8.25%
Morningstar Target Date
  2030+ Funds Average**
  (Reflects no deductions
  for taxes)                    6.54%      9.83%




  * Shares of the Fund were offered beginning January 3, 2005.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.

MILESTONE 2040 FUND

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2040. At the Fund's inception, the Fund allocated approximately 90% of Fund's assets to equity investments and approximately 10% of the Fund's assets to fixed income investments. As time elapses, the Fund's allocation to underlying equity Funds is decreased and the Fund's allocation to fixed income Funds and multi-strategy Funds that have a low correlation to equity and fixed income Funds is increased so that by June 30 of the year 2040, the Fund's assets will be invested approximately 30% in equity Funds, 60% in fixed income Funds and 10% in multi-strategy funds.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

                                   ALLOCATION
FIXED INCOME FUNDS:                   RANGE
-------------------                ----------
Core Bond Index Fund                  5%-15%

EQUITY FUNDS:
Equity Income Fund                   21%-31%
Growth & Income Fund                 10%-20%
Growth Fund                           7%-17%
Mid/Small Company Index Fund         14%-24%
International Fund                   13%-23%


Subject to the supervision of the Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. To the extent that the target allocations to the underlying Funds are increased or decreased, VIA will do so within the above-stated allocations to fixed income and equity Funds. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

SUITABILITY FOR INVESTORS--The Milestone 2040 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2040.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those underlying Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, credit risk which is the possibility that the issuer of a debt security will default, and mortgage-backed and asset-backed securities risk.

Please see "Risks of Investing in the Funds" for additional information.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index as well as for the Fund's Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Prior to October 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index. The Fund changed the index to which it compares its performance because the MSCI EAFE Index better represents the Fund's asset allocation. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


This bar chart shows changes in the performance of the Milestone 2040 Fund from year to year.

[MILESTONE 2040 FUND BAR GRAPH]

2005                                         8.14
2006                                        14.14
2007                                         7.23





  Best Quarter       Worst QUARTER
       6.37%            -2.81%
  (4th Qtr 2006)    (4th Qtr 2007)



                                PERFORMANCE TABLE
                          (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2007)

                                           SINCE
                               1 YEAR   INCEPTION*
                               ------   ----------
MILESTONE 2040 FUND
RETURN BEFORE TAXES             7.23%      9.79%

Return after taxes on
  distributions                 5.69%      8.97%

Return after taxes on
  distributions and sale of
  fund shares                   5.87%      8.18%

S&P 500 Index (Reflects no
  deductions for fees,
  expenses, or taxes)           5.49%      8.62%

MSCI EAFE Index (Reflects no
  deductions for fees,
  expenses, or taxes)          11.63%     17.31%

Lehman Brothers Aggregate
  Bond Index (Reflects no
  deductions for fees,
  expenses, or taxes)           6.96%      4.56%

Custom Benchmark (Reflects
  no deductions for fees,
  expenses, or taxes)**         6.74%     10.35%

Morningstar Target Date
  2030+ Funds Average***
  (Reflects no deductions
  for taxes)                    6.54%      9.83%




  * Shares of the Fund were offered beginning January 3, 2005.

 ** The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes. Those asset class benchmarks are the S&P 500 Index and MSCI EAFE Index. Should the percentage allocations to those asset classes change, the percentage allocations to the corresponding indexes will also change prospectively when calculating the custom benchmark.

*** This is a group of funds with investment objectives similar to those of the Fund.

FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

The purpose of the following tables is to help you understand the various costs that you, as a shareholder, will bear directly or indirectly when you invest in The Vantagepoint Funds.

This table describes the fees and expenses that you pay if you buy and hold shares of a Fund.

Shareholder Transaction Expenses
(Fees Paid Directly From Your Investment)


MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON
  PURCHASES                         NONE
MAXIMUM DEFERRED SALES
  CHARGE (LOAD)                     NONE
MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON REINVESTED DIVIDENDS
  (AND OTHER DISTRIBUTIONS)         NONE




The following table shows the annual operating expenses you may pay if you buy and hold shares of a Fund based upon amounts incurred during each Fund's most recent fiscal year. These expenses, calculated as a percentage of average net assets, are deducted from Fund assets, and are factored into any quoted share price or investment return. If you invest in the Funds through the Vantagepoint Elite program or an IRA account, other fees may apply.

                         ANNUAL FUND OPERATING EXPENSES


                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)






                                                                                      TOTAL
                                              MANAGEMENT   SUBADVISER     OTHER    ANNUAL FUND
ACTIVELY MANAGED FUNDS                            FEE         FEES      EXPENSES     EXPENSES
----------------------                        ----------   ----------   --------   -----------
Low Duration Bond                                0.10%        0.14%       0.41%        0.65%
Inflation Protected Securities                   0.10%        0.15%(1)    0.43%        0.68%(1)
Asset Allocation                                 0.10%        0.23%       0.42%        0.75%
Equity Income                                    0.10%        0.38%       0.40%        0.88%
Growth & Income                                  0.10%        0.29%       0.41%        0.80%
Growth(2)                                        0.10%        0.37%       0.40%        0.87%
Select Value(3)                                  0.10%        0.45%       0.49%        1.04%
Aggressive Opportunities                         0.10%        0.50%       0.42%        1.02%
Discovery(3)                                     0.10%        0.43%       0.54%        1.07%
International                                    0.10%        0.51%       0.49%        1.10%
Diversified Assets(3)                            0.10%        0.48%(4)    0.44%        1.02%(4)
INDEX FUNDS

-------------

CORE BOND INDEX
  CLASS I                                        0.05%        0.02%       0.37%        0.44%
  CLASS II(5)                                    0.05%        0.02%       0.17%        0.24%
500 STOCK INDEX
  CLASS I                                        0.05%        0.02%       0.38%        0.45%
  CLASS II(5)                                    0.05%        0.02%       0.18%        0.25%
BROAD MARKET INDEX
  CLASS I                                        0.05%        0.02%       0.37%        0.44%
  CLASS II(5)                                    0.05%        0.02%       0.17%        0.24%
MID/SMALL CO. INDEX
  CLASS I                                        0.05%        0.04%       0.41%        0.50%
  CLASS II(5)                                    0.05%        0.04%       0.21%        0.30%
OVERSEAS EQUITY INDEX
  CLASS I                                        0.05%        0.07%       0.51%        0.63%
  CLASS II(5)                                    0.05%        0.07%       0.31%        0.43%



                                                              OTHER EXPENSES
                                                   -----------------------------------      TOTAL                        NET TOTAL
                                                     ACQUIRED        ALL        TOTAL       ANNUAL       FEE WAIVERS       ANNUAL
                                     MANAGEMENT    FUND FEES &      OTHER       OTHER     OPERATING        AND/OR           FUND
                                         FEE         EXPENSES     EXPENSES    EXPENSES     EXPENSES    REIMBURSEMENTS     EXPENSES
                                     ----------    -----------    --------    --------    ---------    --------------    ---------
Money Market(6)                         0.10%          0.12%        0.41%       0.53%       0.63%           0.00%           0.63%
FUND OF FUNDS
--------------------

MODEL PORTFOLIO FUNDS(7)
--------------------

Model Portfolio Savings Oriented        0.10%          0.73%(8)     0.05%       0.78%       0.88%           0.00%           0.88%(8)
Model Portfolio Conservative Growth     0.10%          0.75%(8)     0.04%       0.79%       0.89%           0.00%           0.89%(8)
Model Portfolio Traditional Growth      0.09%          0.84%(8)     0.04%       0.88%       0.97%           0.00%           0.97%(8)
Model Portfolio Long-Term Growth        0.09%          0.89%(8)     0.03%       0.92%       1.01%           0.00%           1.01%(8)
Model Portfolio All-Equity Growth       0.10%          0.97%(8)     0.04%       1.01%       1.11%           0.00%           1.11%(8)
MILESTONE FUNDS(7,9)
--------------------

Milestone Retirement Income             0.10%          0.75%(8)     0.20%       0.95%       1.05%          -0.24%           0.81%
Milestone 2010                          0.10%          0.76%(8)     0.14%       0.90%       1.00%          -0.12%           0.88%
Milestone 2015                          0.10%          0.77%(8)     0.08%       0.85%       0.95%          -0.04%           0.91%
Milestone 2020                          0.10%          0.78%(8)     0.10%       0.88%       0.98%          -0.05%           0.93%
Milestone 2025                          0.10%          0.80%(8)     0.12%       0.92%       1.02%          -0.07%           0.95%
Milestone 2030                          0.10%          0.79%(8)     0.16%       0.95%       1.05%          -0.08%           0.97%
Milestone 2035                          0.10%          0.80%(8)     0.30%       1.10%       1.20%          -0.21%           0.99%
Milestone 2040                          0.10%          0.79%(8)     0.33%       1.12%       1.22%          -0.23%           0.99%




(1) These fees have been restated to reflect current fees.
(2) VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year.
(4) Payden & Rygel has agreed to waive its subadvisory fee until April 30, 2009 to the extent necessary so that its fee will not exceed 0.08%. With this fee waiver, Subadviser Fees would be 0.47% and Total Annual Fund Expenses would be 1.01%.
(5) Please see "Purchases, Exchanges, and Redemptions--Purchases" for the eligibility criteria for Class II shares.

(6) Shareholders of the Money Market Fund indirectly pay the expenses of the Short-Term Investments Trust Liquid Assets Portfolio in which the Money Market Fund invests. The Annual Fund expenses for the Money Market Fund shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include Acquired Fund Fees and Expenses.

(7) Shareholders in the Model Portfolio and Milestone Funds indirectly pay the expenses of the underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds invest. The Underlying Fund Expenses may change over time and will differ depending on a Model Portfolio or Milestone Fund's asset allocation in the underlying Vantagepoint Funds. The Annual Fund Expenses (both total and net) for the Model Portfolio Funds and Milestone Funds shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include acquired fund fees and expenses.
(8) Acquired Fund Fees and Expenses have been restated based on the allocations to the underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds expect to invest in the current fiscal year.
(9) VIA contractually has agreed with respect to each Milestone Fund to waive fees and/or reimburse expenses of the Milestone Fund until April 30, 2009 to limit each Fund's total annual fund operating expenses to the following percentages: Milestone Retirement Income Fund--0.81%; Milestone 2010 Fund--0.88%; Milestone 2015 Fund--0.91%; Milestone 2020 Fund--0.93%;
    Milestone 2025 Fund--0.95%; Milestone 2030 Fund--0.97%; Milestone 2035 Fund--0.99%; and Milestone 2040 Fund--0.99%. There is no guarantee that the waivers and/or reimbursements will continue after April 30, 2009. Please refer to footnote 7 above as it relates to net total annual fund expenses.

Example

This example is intended to help you compare the cost of investing in The Vantagepoint Funds with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that contractual fee waivers and/or reimbursements shown in the Fee Table for the Milestone Funds and Diversified Assets Fund expire April 30, 2009 and, therefore, such fee waivers and/or reimbursements are only reflected in the 1 year example. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be:

ACTIVELY MANAGED FUNDS         1 YR    3 YRS    5 YRS    10 YRS
----------------------         ----    -----    -----    ------
Low Duration Bond              $ 67     $209     $363    $  812
Inflation Protected
  Securities                   $ 70     $218     $380    $  849
Asset Allocation               $ 77     $241     $418    $  933
Equity Income                  $ 90     $282     $490    $1,088
Growth & Income                $ 82     $256     $446    $  993
Growth                         $ 89     $279     $484    $1,076
Select Value                   $107     $333      N/A       N/A
Aggressive Opportunities       $105     $326     $566    $1,253
Discovery                      $110     $342      N/A       N/A
International                  $113     $352     $609    $1,346
Diversified Assets             $104     $325      N/A       N/A
INDEX FUNDS

-------------
CORE BOND INDEX
  CLASS I                      $ 45     $142     $247    $  555
  CLASS II(+)                  $ 25     $ 77     $135    $  306
500 STOCK INDEX
  CLASS I                      $ 46     $145     $253    $  568
  CLASS II(+)                  $ 26     $ 81     $141    $  318
BROAD MARKET INDEX
  CLASS I                      $ 45     $142     $247    $  555
  CLASS II(+)                  $ 25     $ 77     $135    $  306
MID/SMALL CO. INDEX
  CLASS I                      $ 51     $161     $280    $  629
  CLASS II(+)                  $ 31     $ 97     $169    $  381
OVERSEAS EQUITY INDEX
  CLASS I                      $ 65     $202     $352    $  788
  CLASS II(+)                  $ 44     $138     $241    $  543
MONEY MARKET *                 $ 65     $202     $352    $  788
FUND OF FUNDS
MODEL PORTFOLIO FUNDS**
--------------------
MODEL PORTFOLIO SAVINGS
  ORIENTED                     $ 90     $282     $490    $1,088
MODEL PORTFOLIO
  CONSERVATIVE GROWTH          $ 91     $285     $495    $1,100
MODEL PORTFOLIO TRADITIONAL
  GROWTH                       $ 99     $310     $539    $1,194
MODEL PORTFOLIO LONG-TERM
  GROWTH                       $104     $323     $560    $1,241
MODEL PORTFOLIO ALL-EQUITY
  GROWTH                       $114     $355     $615    $1,357
MILESTONE FUNDS**
-----------------
Milestone Retirement Income
  Fund                         $ 83     $312     $559    $1,266
MILESTONE 2010 FUND            $ 90     $308     $543    $1,218
MILESTONE 2015 FUND            $ 93     $300     $524    $1,167
MILESTONE 2020 FUND            $ 95     $309     $539    $1,201
MILESTONE 2025 FUND            $ 97     $319     $559    $1,246
MILESTONE 2030 FUND            $ 99     $328     $574    $1,280
MILESTONE 2035 FUND            $101     $362     $643    $1,442
MILESTONE 2040 FUND            $101     $366     $652    $1,464



 + Amounts shown are equivalent to the total expenses that will be paid by Class
   II shareholders. Please see "Purchases, Exchanges, and
   Redemptions--Purchases" for the eligibility criteria for Class II shares.

 * Reflects the expenses of both the Money Market Fund and its underlying fund, the Short-Term Investments Trust Liquid Assets Portfolio.

** Reflects an estimate of the indirect expenses of the underlying Funds.
N/A -- The Select Value, Discovery and Diversified Assets Funds had been in operation for only two months as of December 31, 2007 and, therefore, only one and three year numbers are provided.
If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

The following is a description of one or more of the risks that you will face as an investor in the Funds. The underlying Funds of the Model Portfolio and Milestone Funds are subject to a number of risks that may affect the value of their shares and, therefore, impact the Model Portfolio and Milestone Funds. Also with respect to the Model Portfolio and Milestone Funds, the proportionate amount invested by a Model Portfolio or Milestone Fund in each underlying Fund is exposed to the same risks of that underlying Fund. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with such Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while taking a temporary defensive position.

I. STOCK MARKET RISK

The Funds that invest in equity securities are subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience.

II. FOREIGN SECURITIES RISK

Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. However, foreign securities involve the additional risk of loss due to political, economic, legal, regulatory, and operational uncertainties, differing accounting and financial reporting standards, limited availability of information and currency conversion and pricing factors affecting investment in the securities of foreign businesses or governments.

These risk factors may be even more prevalent in emerging markets which are countries not included in the MSCI EAFE Index excluding Canada. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies.

III. INTEREST RATE RISK

Bonds also experience market risk as a result of changes in interest rates. The general rule is that if interest rates rise, bond prices will fall and so will the Fund's share price. The reverse is also true: if interest rates fall, bond prices will generally rise.

A bond with a longer maturity (or a bond fund with a longer average maturity) will typically fluctuate more in price than a shorter term bond. Because of their very short-term nature, money market instruments carry less interest rate risk.

IV. CREDIT RISK

Bonds and bond Funds are also exposed to credit risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and principal. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have limited credit risk, while securities issued or guaranteed by U.S. Government agencies or government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government may be subject to varying degrees of credit risk. Corporate bonds rated BBB or above by Standard & Poor's are generally considered to carry moderate credit risk. Corporate bonds rated lower than BBB are considered to have significant credit risk. Of course, bonds with lower credit ratings generally pay a higher level of income to investors. The financial stability of issuers in foreign countries may be more precarious than in the United States. As a result, credit risk may be greater with issuers of foreign debt securities.

V. CALL RISK

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of such callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, after a callable security is repaid early, a Fund would reinvest the proceeds of the payoff at current interest rates, which would likely be lower than those paid on the security that was called.

VI. MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, necessitating reinvestment in lower-yielding instruments. Unscheduled prepayments in a falling rate environment would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. When interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates may result in decreased pre-payments, which could extend the average life of the security and cause its value to decline more than traditional fixed-income securities and increase its volatility.

If a Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unanticipated high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities and reduce the values of those securities or, in some cases, render them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include "subprime" mortgages.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of a Fund's investment in mortgage-backed securities. Delinquencies and losses on residential mortgage loans (especially subprime loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-backed securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-backed securities, which can adversely affect the market value of certain mortgage-backed securities. It is possible that such limited liquidity in these secondary markets could continue or worsen.

VII. High Yield Bond Risk

Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions. In addition, the value of lower-quality debt securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

VIII. OBJECTIVE/STYLE RISK

All of the Funds are subject, in varying degrees, to objective/style risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund's subadvisers will trail the returns of the overall market.

In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a Fund with a specific style you would be exposed to this risk.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in or hold cash, cash equivalents or securities that would not ordinarily be consistent with the Fund's objectives. A Fund will do so only if VIA or a Fund's subadviser believes the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment objective.

IX. MANAGER RISK

Manager risk is the risk that one of the Funds' subadvisers will do a poor job of selecting securities or derivative instruments and thus fail to meet the Fund's objectives. With respect to the Index Funds, there is a risk that Fund performance will deviate from the performance of its benchmark, which is known as tracking error. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objective.

X. DERIVATIVE INSTRUMENTS RISK

Certain of the Funds use derivative instruments as part of their investment strategy. Generally, a derivatives is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or return, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options, futures, forward currency contracts, options on futures contracts and swap agreements. There is no assurance that the use of any derivatives strategy will succeed, that the instruments necessary to implement investment strategies will be available or that a Fund may not lose money. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, so the benefits of the transaction might be diminished and a Fund may incur substantial losses.


A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by a Fund:

Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Counterparty Risk -- The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms.

Liquidity Risk -- Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Interest Rate Risk -- Certain derivative instruments are more sensitive to interest rate changes and market price fluctuations.

Leverage Risk -- Certain transactions may give rise to a form of leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a Fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

Lack of Availability -- Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. A Fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

Market and Other Risks -- Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Fund's interest. If a subadviser incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund instruments. A Fund may also have to buy or sell a security at a disadvantageous time or price to satisfy its obligations or to meet asset segregation requirements in connection with certain derivative transactions.

Valuation Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.

XI. ASSET ALLOCATION RISK

All of the Model Portfolio and Milestone Funds are subject to asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective.

XII. U.S. GOVERNMENT AGENCY SECURITIES

Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted.

XIII. REITS

When profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, a Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which include, without limitation: possible declines in the value of real estate; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a given market; changes in interest rates; and environmental problems. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Investing in REITs also involves risks related to the heavy cash flow dependency of REITs and the possibility that a REIT may fail to maintain applicable exemptions under U.S. and foreign securities and tax laws.

CERTAIN INVESTMENT LIMITATIONS OF THE FUNDS

------------------------------

Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Please see the SAI for other investment limitations and restrictions. Some of these limitations are that a Fund will not:

(a) with respect to 75% (100% for the Money Market Fund) of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the Fund's total assets would be invested in the securities of such issuer;

(b) invest more than 25% of its assets in any one industry (except for the Money Market Fund; or to the extent that the applicable benchmark for an Index Fund does not meet this standard; or to the extent that an underlying Fund, in which a Model Portfolio Fund or Milestone Fund invests, concentrates in a single industry);

(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The investment adviser of The Vantagepoint Funds is VIA, whose offices are located at 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA provides its advisory services pursuant to investment advisory agreements with The Vantagepoint Funds. VIA, a registered investment adviser, is a wholly-owned subsidiary of the ICMA Retirement Corporation ("ICMA-RC"). ICMA-RC has been registered as an investment adviser since 1983. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities establish and maintain deferred compensation and qualified retirement plans for their public sector employees. ICMA-RC's primary advisory client is the Trust (previously known as the ICMA Retirement Trust), which was formed to invest the assets of the retirement plans administered by ICMA-RC on a commingled basis.

As investment adviser to the Funds, VIA continually monitors the performance of the subadvisers. VIA supervises and directs each Fund's investments. The subadvisers are retained with the assistance of VIA, and day-to-day discretionary responsibility for security selection and portfolio management rests with the subadvisers. VIA selects the Vantagepoint Funds in which the Model Portfolio and Milestone Funds invests.

The Funds pay VIA and their subadvisers fees for managing the Funds' investments. These fees are calculated as a percentage of a Fund's assets under management, with the exception of the Diversified Assets Fund for which fees to be paid to certain of the Fund's subadvisers are calculated as a percentage of the Fund's assets allocated and assigned by VIA to such subadvisers. The following represents total advisory and subadvisory fees paid by the Funds for the fiscal year ended December 31, 2007:

                              ADVISORY FEE PAID
                             AS A PERCENTAGE OF
FUNDS                        AVERAGE NET ASSETS
-----                        ------------------
Money Market                        0.10%
Low Duration Bond*                  0.24%
Inflation Protected
  Securities*                       0.25%
Asset Allocation*                   0.33%
Equity Income*                      0.48%
Growth & Income*                    0.39%
Growth*                             0.47%
Select Value*                       0.55%
Aggressive Opportunities*           0.60%
Discovery*                          0.53%
International*                      0.61%
Diversified Assets*                 0.57%
Core Bond Index*                    0.07%
500 Stock Index*                    0.07%
Broad Market Index*                 0.07%
Mid/Small Company Index*            0.09%
Overseas Equity Index*              0.12%
Model Portfolio Savings
  Oriented                          0.10%
Model Portfolio
  Conservative Growth               0.10%
Model Portfolio Traditional
  Growth                            0.09%
Model Portfolio Long-Term
  Growth                            0.09%
Model Portfolio All-Equity
  Growth                            0.10%
Milestone Retirement Income         0.10%
Milestone 2010                      0.10%
Milestone 2015                      0.10%
Milestone 2020                      0.10%
Milestone 2025                      0.10%
Milestone 2030                      0.10%
Milestone 2035                      0.10%
Milestone 2040                      0.10%


* Consists of advisory fee plus the appropriate subadviser fee.

The advisory and subadvisory fees charged can be found in the SAI under the heading "Investment Advisory and Other Services."

VIA has contractually agreed with respect to each Milestone Fund to waive and/or reimburse certain expenses of the Milestone Fund until April 30, 2009 to limit each Fund's annual fund operating expenses to the following: Milestone Retirement Income Fund--0.81%; Milestone 2010 Fund--0.88%; Milestone 2015 Fund--0.91%; Milestone 2020 Fund--0.93%; Milestone 2025 Fund--0.95%; Milestone 2030 Fund--0.97%; Milestone 2035

Fund--0.99%; and Milestone 2040 Fund--0.99%. There is no guarantee that these waivers and/or reimbursements will continue after April 30, 2009. In addition, with respect to the Model Portfolio and Milestone Funds, VIA receives fees from both the Model Portfolio and Milestone Funds as well as from the underlying Vantagepoint Funds in which they invest.

VIA oversees the subadvisers and recommends to the Funds' Board of Directors their hiring, termination and replacement. Pursuant to an order issued by the SEC, VIA may change subadvisers with the approval of the Funds' Board of Directors. Shareholders will be notified of such changes, which may occur after the changes take place.

Shareholder approval of a change in subadvisory arrangements is not required unless the change would result in an increase in the overall management and advisory fees payable by the Fund that were previously approved by shareholders. Shareholders of the following Funds have previously approved the maximum aggregate advisory fees set forth below:

                                    MAXIMUM
                                   AGGREGATE
FUND                             ADVISORY FEE
----                             ------------
MONEY MARKET                         0.29%
INFLATION PROTECTED SECURITIES       0.32%
ASSET ALLOCATION                     0.49%
EQUITY INCOME                        0.53%
GROWTH & INCOME                      0.56%
GROWTH                               0.54%
SELECT VALUE*                        0.66%
AGGRESSIVE OPPORTUNITIES             0.95%
DISCOVERY*                           0.64%
INTERNATIONAL                        0.73%
DIVERSIFIED ASSETS*                  0.69%
CORE BOND INDEX                      0.23%
500 STOCK INDEX                      0.20%
BROAD MARKET INDEX                   0.23%
MID/SMALL COMPANY INDEX              0.25%
OVERSEAS EQUITY INDEX                0.40%


* The maximum aggregate advisory fee for these Funds was approved by the initial sole shareholder, ICMA-RC, prior to the public offering of shares.


Because the rate of fees payable and the amount of assets allocated to the different subadvisers of each subadvised Fund vary, the aggregate advisory fees that may be paid by a Fund having more than one subadviser will vary from time to time, due to increases or decreases in the market value of the separate portions of the Fund's portfolio managed by each subadviser. Variations in the aggregate amount of advisory fees paid also may result from decisions made by VIA to reallocate cash among the respective subadvisers of a Fund. These variations may occur even though there has been no change in the contractual arrangements between the Fund and any subadviser.

From time to time VIA may recommend to the Funds' Board of Directors that a subadviser be terminated and replaced with another subadviser or an additional subadviser be hired. VIA may also recommend to the Board that a portion of a Fund's assets that had been managed by a terminated subadviser be managed using an indexing strategy on a temporary basis, while VIA conducts a search for a replacement subadviser. This would only be considered if an appropriate index was available that met the stated investment objective and strategy of a Fund.

The investment program and its performance are subject to the overall supervision and periodic review by the Funds' Board of Directors.

A discussion regarding the basis for the approval by the Board of Directors of the investment advisory and subadvisory agreements for certain Funds is available in the Funds' Semi-Annual Report to Shareholders for the six months ended June 30, 2007 and a discussion regarding the basis for approval by the Board of Directors of the investment advisory and subadvisory agreements for certain Funds is available in the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2007.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

For purposes of the following discussion, unless noted otherwise, "business day" means the period(s) of time on any given day during which the New York Stock Exchange ("NYSE") is open for business. Unless noted otherwise, "close of business" means 4:00 p.m. Eastern Time on each business day or the final close of business on any business day during which trading on the NYSE is suspended.

SHARE ACCOUNTING FOR ALL FUNDS

------------------------------

A share of a Fund represents a dollar-weighted proportional ownership interest in that Fund. The Funds do not issue share certificates.

The price of a share is known as its net asset value or NAV. The daily NAV of a share is determined at the close of each business day by adding the value of all of a Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment in a Fund equals the number of shares you own multiplied by the current day's NAV.

Since share values and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment.

VALUATION OF THE FUNDS'
INVESTMENT SECURITIES

------------------------------

MODEL PORTFOLIO AND MILESTONE FUNDS--Each Model Portfolio and Milestone Fund's NAV is calculated based upon the NAVs of the underlying Vantagepoint Funds in which it invests.

OTHER VANTAGEPOINT FUNDS--Investment securities held by the Funds are valued each business day at their current market value.

Each Fund normally obtains market values for its securities and other instruments from independent pricing services that use reported last sale prices, current market quotations or, if market prices are not readily available, valuations from computerized "matrix" systems that derive values based on comparable securities or valuation or similar models. If a market value is not available from an independent pricing source for a particular security or instrument, that security is valued at a fair value in accordance with procedures adopted by the Funds' Board of Directors. Certain derivatives may be valued at the last reported sales price or based on a combination of bid and ask prices. The Board of Directors has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Pricing Committee. Determinations of the Pricing Committee are subject to review by the Board of Directors at its next scheduled meeting after the fair valuations are determined.

Each Fund normally uses the amortized cost method to value fixed income securities that will mature in 60 days or less.

Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates.

A Fund may own securities or other instruments that trade primarily in foreign markets that trade on weekends or other days that the Fund does not price its shares. As a result, a Fund's net asset value may change on days when you will not be able to buy or sell shares of the Fund.

Securities issued by open-end investment companies held by a Fund will be valued using the respective NAV of such investment companies for purchase and/or redemption orders placed on that day.


For the Short-Term Investments Trust Liquid Assets Portfolio in which the Money Market Fund invests, NAV is calculated by valuing portfolio securities by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, rather than by reference to their value based on current market factors. This valuation method generally ignores fluctuations in the market price of a fund's debt securities and assumes a steady increase (decrease) in value until maturity.

Each Fund expects to price most of its securities based on current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities or other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale; and certain derivatives. The need to fair value a Fund's portfolio securities or other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small cap securities.

Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method or models that take into consideration various factors. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method or model not been used. Securities or other instruments may be valued based upon appraisals derived from information concerning the security or instrument or similar securities or instruments received from broker-dealer supplied quotations or valuations. Securities or other instruments may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event has occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund's NAV calculation.

USE OF FAIR VALUE PRICING SERVICE FOR CERTAIN FOREIGN EQUITY SECURITIES--For foreign equity securities that are principally traded in markets outside North and South America, the Funds' Board of Directors approved the use of a third party fair valuation model ("FVIS") to provide fair value prices. The FVIS uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security. The Funds' Board has approved use of the fair value prices provided through the FVIS service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the Funds that are principally traded in markets outside North and South America. In the event prices for such a foreign security are not available through the FVIS or another fair value pricing service approved by the Board, the security may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security determined in accordance with the Funds' valuation procedures.

RISKS OF FAIR VALUE PRICING--Valuing securities or other instruments at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. As discussed above, fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its NAV per share. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

REINVESTMENT OF EARNINGS

------------------------------

All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares with the exception of Vantagepoint Elite shareholders, who may elect to receive cash dividends.

PRICING AND TIMING OF TRANSACTIONS

------------------------------

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Funds' transfer agent receives the transaction request in good order.

For example, under normal circumstances, a transaction request received at 9:30 a.m. Eastern Time on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. Eastern Time -- at that day's closing price. If a transaction request is received in the morning, you do not insulate yourself from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern Time) to receive that day's NAV. Each Fund calculates its NAV at the close of each business day.

REPORTING TO INVESTORS

------------------------------

Please review carefully all investment transaction reports you receive from The Vantagepoint Funds. Call the toll-free Investor Services line at 1-800-669-7400 or contact the Funds at InvestorServices@icmarc.org immediately if you see any errors or discrepancies.

For transactions for which you receive confirmation statements, if you notify us of an error within 30 days of the confirmation date, we will correct the transaction. For transactions for which you receive a quarterly statement, if you notify us of an error within 90 days of the end of the quarter in which the error occurred, we will correct the transaction.

PURCHASES, EXCHANGES, AND REDEMPTIONS
--------------------------------------------------------------------------------
PURCHASES

------------------------------

The Funds, with the exception of the Diversified Assets Fund, are open for investment by, but not limited to, the following: (i) the VantageTrust Funds;
(ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Section 401 or 457 of the Internal Revenue Code of 1986, as amended); (iii) Individual Retirement Accounts ("IRAs") of employees of state and local governments and the IRAs of other persons having a familial or other close relationship to those public sector employees; (iv) persons participating in the VantageCare Retirement Health Savings Plan; (v) 529 college savings plans; (vi) certain tax-exempt or not-for-profit entities; (vii) Directors of The Vantagepoint Funds; (viii) VantageCare RHS Employer Investment Program; and
(ix) ICMA-RC and its affiliates. The details of such eligibility criteria are set forth in the account application.

The Funds, other than the Money Market, Model Portfolio and Milestone Funds, are also available for investment by other Vantagepoint Funds. Currently, the Diversified Assets Fund is available for investment only by the Model Portfolio Funds and Milestone Funds.

Class I shares of the Index Funds are available to IRAs and other individual accounts and to any public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by ICMA-RC, and (ii) investing in the applicable Index Fund directly or investing in such Index Fund indirectly through the Trust or the VantageTrust Index Funds.

Class II shares are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform (described below) and (i) has total assets in excess of $20 million administered by ICMA-RC or (ii) has other qualifying characteristics as described below. All public sector employee benefit plans sponsored by the same or a related public employer may be aggregated for purposes of qualifying for Class II shares.

Other public sector employee benefit plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain IRAs known as "deemed (or Sidecar) IRAs," may also qualify for Class II shares as determined in accordance with guidelines approved by the Board of Directors from time to time and listed in the Funds' SAI.

EZLink is an Internet platform provided by ICMA-RC for on-line retirement plan administration services for plan sponsors. EZLink provides easy, efficient, and secure access to plan information as well as a secure platform for submitting transactions without the delays and quality deficiencies associated with the mailing and handling of paper documents.

There are no minimum investment amounts (except for Vantagepoint Elite investors--see below), front-end sales charges, deferred sales charges or back-end sales charges associated with investments in the Vantagepoint Funds. Certain employee benefit plans may impose their own minimums.

The Vantagepoint Funds reserve the right in their sole discretion to (i) suspend the offering of their shares or (ii) to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund or Funds.

PURCHASES--VANTAGEPOINT ELITE

------------------------------

Shares of The Vantagepoint Funds are available for purchase through the Vantagepoint Elite program by ICMA-RC accountholders or on behalf of a minor if the custodian is an ICMA-RC accountholder. An initial contribution by the accountholder of $5,000 in a Fund is necessary in order to open a

Vantagepoint Elite account. The minimum subsequent investment for Vantagepoint Elite investors is $1,000, except that a Vantagepoint Elite investor may make subsequent investments through an Automatic Investment Program in minimum amounts of $200. There are no front-end sales charges, deferred sales charges or back-end sales charges. Other transaction fees may apply. Ineligible Vantagepoint Elite investments will be returned promptly upon detection and the Fund will retain any earnings on such accounts and the ineligible investor will bear any losses. For more information about opening a Vantagepoint Elite account please call 1-800-669-7400 or contact the Funds at InvestorServices@icmarc.org.

PURCHASES BY EMPLOYEE
BENEFIT PLANS

------------------------------

Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan's trustee or other authorized official.

Investors may submit purchase orders to the Funds through payroll deduction or from other retirement plans as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House ("ACH"), although it is preferred that the Funds receive payments by wire. Investment detail must be submitted electronically via EZLink.

Purchase orders received in "good order" prior to the close of business of the NYSE (normally 4 p.m. Eastern Time) on any business day are posted to investor accounts at the closing NAV of that day, or if the day the contributions are received is not a business day, at the closing NAV of the next business day. Purchase orders received in good order after close of business are posted at the closing NAV of the next business day.

Posting of contributions to investor accounts is contingent upon submission of purchase orders in good order to The Vantagepoint Funds. This means that the requests must be accompanied by sufficient detail to enable The Vantagepoint Funds to allocate assets properly. If a purchase request is not received in good order, the deposit is held in a non-interest bearing account until all necessary information is received. If the purchase request is still not in good order after three business days, the assets are returned to the investor. Purchases received for unidentified accounts for which no account form has been received will be returned to the investor.

With respect to purchases made through VantageTrust, or by certain employee benefit plans and other types of omnibus accounts, other procedures may apply as to the delivery of purchase instructions.

EXCHANGES AND ALLOCATIONS
AMONG FUNDS

------------------------------

Investors may submit exchange requests daily through the Funds' website (www.icmarc.org), or by telephone exclusively through the VantageLine phone system at 1-800-669-7400. Remember that an exchange is a two-part transaction - a redemption of shares in one Fund and a purchase of shares in another Fund.

Exchange requests received in good order prior to close of business on the NYSE (normally 4:00 p.m. Eastern Time) on a business day are posted to investor accounts at that day's closing NAV. Exchange requests received in good order after close of business will be posted at the closing NAV of the next business day.

The allocation of new purchase amounts among the Funds may be changed by investors without charge or limitation.

Confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

EXCHANGES--INDEX FUNDS

------------------------------

Class I shares of each Index Fund may be exchanged for Class II shares of that Index Fund provided that purchase eligibility requirements for Class II shares are satisfied by the holder of Class I shares. Class I shares of a particular Index Fund also may be exchanged into Class I shares of any other Index Fund. In addition, Class I shares of the Index Funds may be exchanged into the other Vantagepoint Funds, provided such exchanges are permitted by the 1940 Act.

Class II shares of each Index Fund may not be exchanged for Class I shares of that or any other

Index Fund, except as provided in "Index Funds--Conversions" below. Class II shares of a particular Index Fund may be exchanged into Class II shares of any other Index Funds. In addition, Class II shares of the Index Funds may be exchanged into the other Vantagepoint Funds, provided such exchanges are permitted by the 1940 Act. Such other Vantagepoint Funds may only have one share class available that have higher expense ratios than Class II shares.

EXCHANGES--VANTAGEPOINT ELITE

------------------------------

Vantagepoint Elite investors may exchange their shares of one Vantagepoint Fund for shares of another Vantagepoint Fund. Vantagepoint Elite investors may exchange shares on any business day by Account Access or telephone via VantageLine at 1-800-669-7400. If shares have been purchased by check, an investor will not be able to exchange those shares until the check has cleared (which may take up to 15 days from the date of purchase). Additional transaction fees may apply.

Written confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

An exchange is a redemption of shares in one Fund and a purchase of shares of another Fund. The sale price and purchase price will be based on the NAV next calculated after the exchange request has been received and is in good order.

EXCHANGES BY TELEPHONE

------------------------------

Investors may make daily exchanges through VantageLine, the Funds' automated service line by calling 1-800-669-7400. Instructions received through VantageLine must be accompanied by a Personal Identification Number. In addition, verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be recorded to permit verification. Written confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

VantageLine is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Neither the Funds, the Funds' investment adviser nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should the VantageLine service or the "800" number become unavailable, transactions may be made through the Funds' ICMA-RC's website, as described below, or by express mail at the shareholders' expense (see back cover for the Funds' address).

INTERNET ACCESS

------------------------------

The Funds maintain a home page on the Internet. The address is www.icmarc.org. Information available from the site's "Account Access" feature includes account balances (which requires a special password), investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via Account Access. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a Personal Identification Number. Confirmations will normally be sent on the business day after the transaction occurs. You should verify the accuracy of information in confirmations immediately upon receipt.

Account Access is normally available 24 hours a day, seven days a week. However, service availability is not guaranteed. Like other Internet-based services, Account Access may be subject to external transmission problems that are beyond the control of the Funds' management. Accordingly, neither the Funds, the Funds' investment adviser, nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may incur as a result of service being unavailable or delayed.

CONVERSIONS--INDEX FUNDS

------------------------------

Each Index Fund will convert Class I shares into Class II shares effective the first day of the quarter following the quarter during which, based on asset levels at the end of the most recently completed quarter, an investor meets the eligibility criteria outlined in "Purchases, Exchanges, and

Redemptions -- Purchases." Any such conversion will be preceded by written notice to the investor and will be effected on the basis of the relative net asset values of Class I shares and Class II shares of the applicable Index Fund without the imposition of any sales load, fee or other charge.

Each Index Fund may convert Class II shares into Class I shares if an investor no longer meets the eligibility criteria outlined in "Purchases, Exchanges, and Redemptions -- Purchases." Any such conversion will be preceded by written notice to the investor and will be effected on the basis of the relative net asset values of Class I shares and Class II shares of the applicable Index Fund without the imposition of any sales load, fee or other charge.

PURCHASES BY IRA INVESTORS

------------------------------

PAYROLL DEDUCTION IRAS

Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form or an electronic application via the IRA Wizard through the Funds' website. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

NON-PAYROLL DEDUCTION IRAS

First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check. Please call 1-800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

REDEMPTIONS

------------------------------

Shares may be redeemed on any business day, subject to certain restrictions imposed by the Internal Revenue Code of 1986, as amended, on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans, please call 1-800-669-7400 regarding these restrictions. With the exception of redemptions that are made to effect exchanges among the Vantagepoint Funds, redemption requests must be in writing.

REDEEMING SHARES IN WRITING

Complete the appropriate form, indicating:

- Name of retirement plan, if applicable;

- Your social security number;

- Your name and address;

- The Fund's name; and

- The dollar amount or number of shares to be redeemed;

  - How assets are to be distributed (by mail or by wire); and

  - If funds are to be distributed by wire, wire instructions.

The appropriate form may be obtained by contacting Investor Services at 1-800-669-7400.

A signature guarantee may be required, at the Funds' discretion, for certain redemptions.

REDEMPTIONS--VANTAGEPOINT ELITE

------------------------------

A Vantagepoint Elite investor may redeem shares on any business day by mail or telephone. The redemption price of each share will be the next NAV determined after the redemption request has been received and is in good order.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

------------------------------

The Funds discourage short-term or frequent trading, often referred to as "market timing," in Fund shares and seek to restrict or reject such trading or take other action to prevent it when identified and judged by the Funds or its transfer agent or adviser to be detrimental to the interests of the Fund and its long-term shareholders. The Funds are intended for long-term investment. Frequent purchases and redemptions of Fund shares may present risks for the Funds and their long-term shareholders as described below.

FREQUENT TRADING GENERALLY--The Board of Directors has adopted the following policies regarding frequent trading in Fund shares:

The following trading practices generally will result in the Funds taking action as described under "Consequences of Frequent Trading" below: (1) three or more "roundtrips" in the same Fund within any rolling 90-day period, or (2) ten or more "roundtrips" in the same Fund within any rolling 365-day period. A "roundtrip" is a purchase of a Fund's shares followed by a redemption of the same Fund's shares during the relevant period. For example, three purchases and three redemptions must occur within a 90-day period or ten purchases and ten redemptions must occur within a 365-day period. If trading activity in a Fund reaches or exceeds either threshold described above, the Fund normally will take action to deter future frequent trading in the Fund, as discussed below. The Funds also may take action, even if the above thresholds are not met, if the trading is deemed to be disruptive for other reasons (e.g., excessively large trade amount).

The Funds may change the definition of frequent trading at any time without prior notice, depending upon factors such as the protection of the best interests of long-term investors and/or state or Federal regulatory requirements. It is expected that this policy will change over time to reflect the changing nature and strategies of frequent traders.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Funds' restrictions on frequent trading. These transactions include, but are not limited to: (1) reinvestment of dividends; (2) automatic investment/contribution, asset allocation (including accounts maintained under investment advisory programs or agreements) or withdrawal plans (including regularly scheduled and required minimum distributions); (3) retirement plan loan distributions and repayments; (4) certain retirement plan withdrawal events; (5) transactions initiated by a plan sponsor, and (6) transfers of assets that are non-investor driven.

RISKS OF FREQUENT TRADES FOR THE FUNDS--Depending on various factors, including the size of a Fund, the nature of the Fund's portfolio holdings, the amount of Fund assets typically maintained in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may:

     - interfere with the efficient management of a Fund's portfolio,

     - increase a Fund's transaction costs, administrative costs or taxes, that are borne by all shareholders, including long-term investors that do not trade frequently,

     - impact Fund performance, and/or

     - otherwise be detrimental to the interests of a Fund and its shareholders.

In addition, under certain circumstances, frequent trading in Fund shares may dilute the value of a Fund's shares. This may happen when certain investors try to take advantage of possible delays between the change in the value of the Fund's portfolio holdings and the reflection of that change in the Fund's NAV. This is sometimes called "arbitrage market timing." Arbitrage market timing could, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices of the Fund's portfolio securities. The risk of arbitrage market timing particularly applies to those Vantagepoint Funds that hold significant investments in foreign securities, as certain foreign markets close several hours ahead of the U.S. markets and to those Vantagepoint Funds that have a significant portion of their assets invested in small-cap securities and other types of investments that may not trade frequently.

Please see "Valuation of the Funds' Investment Securities" for more information.

CONSEQUENCES OF FREQUENT TRADING FOR INVESTORS--Although the Funds, their investment adviser and their transfer agent endeavor to apply the Funds' frequent trading policies uniformly, monitoring and evaluating the potential detrimental or harmful effects of frequent trading on the Funds involves inherently subjective judgments. The Funds, their investment adviser and their transfer agent will not knowingly accommodate trading activity that they have identified as being detrimental to the Funds by, or make any exceptions to the Funds' frequent trading policies with respect to such trading activity for, any particular Fund shareholder or category of shareholders. Accordingly, if the Funds' investment adviser or transfer agent becomes aware that an investor may be engaged in frequent trading in a Fund as described above and they conclude that such trading may be detrimental to the Fund, one or more of the following actions may be taken:

ACCOUNT MONITORING AND SHAREHOLDER COMMUNICATIONS--The Funds and their service providers may increase the monitoring of the investor's account(s) based on trading activity and account history, and may communicate with the investor either over the phone or in writing about trading activities in an effort to deter such activities. If such communications fail to deter the frequent or otherwise harmful trading activity, further action may be taken, as discussed below.

BARRING FUTURE PURCHASES--The Funds may temporarily (e.g., for a period of 180 days) or permanently bar the investor's future purchases into the Fund (or other Funds) or may limit the amount, number or frequency of any future purchases and/or the method by which the investor may request future purchases and redemptions.

REJECTING, CANCELING AND REVOKING PURCHASES AND EXCHANGES--The Funds' investment adviser and/or transfer agent, on behalf of the Funds, may reject any purchase or exchange order for any series for any reason in their sole discretion, including for suspicion of frequent trading. Further, purchase orders placed in violation or suspected violation of the Funds' frequent trading policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds' transfer agent effective the next business day following receipt by the Funds.

STEPS TO REDUCE FREQUENT TRADING--From time to time, the Funds' investment adviser and/or transfer agent may use several methods in an effort to reduce the risks of harmful frequent trading. These may include one or more of the following:

     (1) reviewing recent trades in Fund shares in an effort to identify possible frequent trading activity;

     (2) refusing, barring, or otherwise limiting purchase orders;

     (3) closing shareholder accounts and involuntarily redeeming Fund shares as permitted by law;

     (4) imposing specific limitations on transfers in the International Fund and the Overseas Equity Index Fund (see below); and

     (5) using a third party fair valuation model to provide fair value prices for certain foreign equity securities.

The Funds also reserve the right to reject any order to purchase shares of any Fund when, in management's judgment and in its sole discretion, rejection of an order is in the best interests of the Funds and their long-term shareholders.

LIMITATIONS ON THE EFFECTIVENESS OF FREQUENT TRADING POLICY--The Funds will take steps to detect and deter harmful frequent trading, but there can be no assurances that all such trading will be detected and prevented or that the Funds or their service providers will be able to completely eliminate, reduce or deter harmful frequent trading activities. The Funds reserve the right to amend their frequent trading policy and procedures at any time.


TRADING THROUGH INTERMEDIARIES--You are subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through an employee benefit plan whose assets are held by the VantageTrust or another trustee or if you are investing through another intermediary.

While the Funds' investment adviser and transfer agent will encourage financial intermediaries to apply the Funds' frequent trading policy to their customers who invest indirectly in the Funds, the Funds' investment adviser and transfer agent may not always be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. However, the Fund's investment adviser and transfer agent review trading activity at the omnibus account level to seek to identify patterns that may suggest trading activity contrary to the Fund's frequent trading policy. If they believe that such activity may have occurred, the Fund's investment adviser and transfer agent may request and receive personal identifying information and transaction histories for some or all underlying Fund shareholders (or in the case of retirement plans, underlying plan participants). Should the Fund's investment adviser or transfer agent subsequently determine that an underlying shareholder has violated the Fund's frequent trading policy, it will instruct the intermediary to take appropriate action in accordance with the Fund's frequent trading policy.

TRANSFER POLICY FOR VANTAGEPOINT INTERNATIONAL FUND AND VANTAGEPOINT OVERSEAS EQUITY FUND--The following transfer policy applies to the International Fund and Overseas Equity Index Fund:

Investors (except for the Model Portfolio Funds or Milestone Funds) who transfer assets out of these Funds must wait at least 91 days before transferring assets back into the same Fund. This policy affects transfers only. It does not affect regular contributions or disbursements. The above transfer policy does not apply to an investor's transactions in shares of the Model Portfolio Funds or Milestone Funds even though these Funds from time to time invest a portion of their assets in the International Fund or the Overseas Equity Index Fund.

This policy is designed to protect long-term investors in these Funds. When money is transferred into or out of the Funds, the portfolio managers may be required to buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading may generate higher-than-usual transaction costs that are borne by all shareholders, including those who do not trade frequently.

The Funds also have adopted this policy to control frequent trading and to protect the interests of long-term investors in the Funds.


DISTRIBUTION ARRANGEMENTS

------------------------------

ICMA-RC Services, LLC ("ICMA-RC Services") serves as distributor to the Funds. ICMA-RC Services receives no compensation for its services as distributor. ICMA-RC Services has entered into an agreement with UVEST Financial Service Group, Inc. ("UVEST"), a broker dealer not affiliated with ICMA-RC Services or the Funds, wherein UVEST will make the Funds available on a retail basis to ICMA-RC accountholders eligible for the Vantagepoint Elite program. ICMA-RC Services has agreed to pay UVEST a fee, out of its own resources, of 0.13% assessed against the month-end balance of all assets invested in the Funds through this program.

TAXATION
--------------------------------------------------------------------------------

Each of the Vantagepoint Funds has elected to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds distribute capital gains, if any, at least annually. The Money Market, Low Duration Bond, Core Bond Index and Inflation Protected Securities Funds distribute dividends monthly, and all of the remaining Funds distribute dividends annually.

Shareholders who invest in the Funds through tax-qualified plans ordinarily will not be taxed on such distributions until they receive distributions/withdrawals from such plans. All earnings and gains are reinvested in the Fund and used to purchase additional shares. Investors in the Vantagepoint Elite program may receive these distributions in cash. An investor should consult his/her benefits or tax advisor for additional information about IRS rules, regulations, or requirements pertaining to these plans.

Distributions paid to Vantagepoint Elite investors will normally be taxed as income or capital gains when they are received whether or not they are reinvested. Such dividends and distributions may be subject to federal, state and local taxation and are taxable whether or not they are reinvested. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15% (5% for individuals in lower tax brackets). Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

In November 2001, the Funds began offering their shares to taxable investors. Before that time, the Funds offered their shares exclusively to retirement plans and other tax-exempt investors. The Funds' after-tax returns in the performance tables included in the "Investment Objectives, Investment Policies, Principal Investment Strategies, and Related Risks and Performance" section of this prospectus reflect the Funds' returns during periods when the Funds offered their shares exclusively to tax-exempt investors, and as a result may not be helpful to taxable investors.

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand a Fund's performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP along with the financial statements and related notes, appears in the 2007 Annual Report which is available upon request.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                  MONEY MARKET
                                   --------------------------------------------------------------------------
                                      FOR THE          FOR THE        FOR THE        FOR THE        FOR THE
                                    YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2007             2006           2005           2004           2003
                                   ------------     ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $   1.00         $   1.00       $   1.00       $   1.00       $   1.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income..........        0.05             0.04           0.03           0.01           0.01
  Net realized and unrealized
     gain on investments.........          --            (0.00)*           --             --             --
                                     --------         --------       --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS.....................        0.05             0.04           0.03           0.01           0.01
                                     --------         --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income.....       (0.05)           (0.04)         (0.03)         (0.01)         (0.01)
  From net realized gains........          --            (0.00)*           --             --             --
                                     --------         --------       --------       --------       --------
TOTAL DISTRIBUTIONS..............       (0.05)           (0.04)         (0.03)         (0.01)         (0.01)
                                     --------         --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD...    $   1.00         $   1.00       $   1.00       $   1.00       $   1.00
                                     ========         ========       ========       ========       ========
Total return.....................        4.75%            4.51%          2.70%          0.82%          0.60%
Ratios/Supplemental data:
  Net assets, end of period
     (000).......................    $306,799         $217,771       $142,979       $116,449       $105,762
Ratios to average net assets:
  Ratio of expenses to average
     net assets..................        0.51%            0.52%          0.52%          0.52%          0.52%
  Ratio of net investment income
     to average net assets.......        4.64%            4.47%          2.70%          0.84%          0.60%
Portfolio turnover...............         N/A              N/A            N/A            N/A            N/A



----------
 * --Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               Low Duration Bond
                                  --------------------------------------------------------------------------
                                     FOR THE          FOR THE        FOR THE        For the        For the
                                   YEAR ENDED       YEAR ENDED     YEAR ENDED     Year Ended     Year Ended
                                  DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   December 31,   December 31,
                                      2007             2006          2005(a)        2004(a)        2003(a)
                                  ------------     ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $   9.76         $   9.79       $   9.98       $  10.00       $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........        0.41             0.37           0.30           0.12           0.35
  Net realized and unrealized
     gain (loss) on investments,
     futures contracts, foreign
     currency transactions,
     wrapper agreements, written
     options and swaps..........        0.09             0.01          (0.18)          0.24           0.00*
                                    --------         --------       --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS....................        0.50             0.38           0.12           0.36           0.35
                                    --------         --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income....       (0.43)           (0.38)         (0.31)         (0.20)         (0.33)
  From net realized gains.......          --               --             --          (0.04)         (0.01)
  Reverse stock split...........          --               --             --             --           0.01
  Return of capital.............          --            (0.03)            --          (0.14)         (0.02)
                                    --------         --------       --------       --------       --------
TOTAL DISTRIBUTIONS.............       (0.43)           (0.41)         (0.31)         (0.38)         (0.35)
                                    --------         --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..    $   9.83         $   9.76       $   9.79       $   9.98       $  10.00
                                    ========         ========       ========       ========       ========
Total return....................        5.24%            3.98%          1.27%          3.65%          3.51%
Ratios/Supplemental data:
  Net assets, end of period
     (000)......................    $507,120         $607,673       $543,913       $499,404       $619,964
Ratios to average net assets:
  Ratio of expenses to average
     net assets.................        0.65%            0.65%          0.65%          0.78%          0.82%
  Ratio of net investment income
     to average net assets......        4.15%            3.82%          3.10%          1.94%          3.42%
Portfolio turnover..............         149%             123%           120%           273%           211%



----------
 * --Rounds to less than $0.01
 (a) --Per share amounts were adjusted to reflect a 10 for 1 stock split effective October 25, 2005.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                        INFLATION PROTECTED SECURITIES
                                  --------------------------------------------------------------------------
                                     FOR THE          FOR THE        FOR THE        FOR THE        FOR THE
                                   YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2007             2006           2005           2004           2003
                                  ------------     ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $  10.03         $  10.12       $  10.33       $  10.54       $  10.76
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........        0.50             0.39           0.31           0.26           0.27
  Net realized and unrealized
     gain (loss) on
     investments................        0.43            (0.06)         (0.20)         (0.07)         (0.10)
                                    --------         --------       --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS....................        0.93             0.33           0.11           0.19           0.17
                                    --------         --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income....       (0.50)           (0.39)         (0.32)         (0.27)         (0.30)
  From net realized gains.......          --               --             --          (0.13)         (0.09)
  Return of capital.............          --            (0.03)            --             --             --
                                    --------         --------       --------       --------       --------
TOTAL DISTRIBUTIONS.............       (0.50)           (0.42)         (0.32)         (0.40)         (0.39)
                                    --------         --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..    $  10.46         $  10.03       $  10.12       $  10.33       $  10.54
                                    ========         ========       ========       ========       ========
Total return....................        9.64%            3.34%          1.05%          1.77%          1.66%
Ratios/Supplemental data:
  Net assets, end of period
     (000)......................    $274,209         $142,540       $151,335       $163,167       $188,546
Ratios to average net assets:
  Ratio of expenses to average
     net assets.................        0.68%            0.60%          0.59%          0.58%          0.61%
  Ratio of net investment income
     to average net assets......        4.86%            3.85%          3.01%          2.49%          2.57%
Portfolio turnover..............         174%              69%            91%           205%           120%

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               ASSET ALLOCATION
                                  --------------------------------------------------------------------------
                                     FOR THE          FOR THE        FOR THE        FOR THE        FOR THE
                                   YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2007             2006           2005           2004           2003
                                  ------------     ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $   8.40         $   7.51       $   7.33       $   6.75       $   5.49
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........        0.17             0.14           0.12           0.12           0.07
  Net realized and unrealized
     gain (loss) on investments,
     futures contracts and
     foreign currency
     transactions...............        0.36             1.03           0.22           0.59           1.35
                                    --------         --------       --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS....................        0.53             1.17           0.34           0.71           1.42
                                    --------         --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income....       (0.19)           (0.14)         (0.12)         (0.11)         (0.16)
  From net realized gains.......       (0.21)           (0.14)         (0.04)         (0.02)            --
                                    --------         --------       --------       --------       --------
TOTAL DISTRIBUTIONS.............       (0.40)           (0.28)         (0.16)         (0.13)         (0.16)
                                    --------         --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..    $   8.53         $   8.40       $   7.51       $   7.33       $   6.75
                                    ========         ========       ========       ========       ========
Total return....................        6.25%           15.51%          4.54%         10.62%         25.97%
Ratios/Supplemental data:
  Net assets, end of period
     (000)......................    $756,329         $768,381       $737,783       $795,534       $784,440
Ratios to average net assets:
  Ratio of expenses to average
     net assets.................        0.75%            0.75%          0.75%          0.75%          0.76%
  Ratio of net investment income
     to average net assets......        1.87%            1.67%          1.48%          1.60%          1.06%
Portfolio turnover..............           4%              15%             9%            15%            17%

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                EQUITY INCOME
                                  ------------------------------------------------------------------------
                                     FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2007           2006           2005           2004           2003
                                  ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................   $     9.90     $     8.87     $     8.95     $     7.88      $   5.98
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........         0.13           0.14           0.16           0.09          0.08
  Net realized and unrealized
     gain (loss) on investments,
     futures contracts and
     foreign currency
     transactions...............         0.25           1.52           0.36           1.07          1.90
                                   ----------     ----------     ----------     ----------      --------
TOTAL FROM INVESTMENT
  OPERATIONS....................         0.38           1.66           0.52           1.16          1.98
                                   ----------     ----------     ----------     ----------      --------
LESS DISTRIBUTIONS:
  From net investment income....        (0.14)         (0.14)         (0.16)         (0.09)        (0.08)
  From net realized gains.......        (0.36)         (0.49)         (0.44)            --            --
                                   ----------     ----------     ----------     ----------      --------
TOTAL DISTRIBUTIONS.............        (0.50)         (0.63)         (0.60)         (0.09)        (0.08)
                                   ----------     ----------     ----------     ----------      --------
NET ASSET VALUE, END OF PERIOD..   $     9.78     $     9.90     $     8.87     $     8.95      $   7.88
                                   ==========     ==========     ==========     ==========      ========
Total return....................         3.76%         18.73%          5.76%         14.78%        33.09%
Ratios/Supplemental data:
  Net assets, end of period
     (000)......................   $1,734,750     $1,467,953     $1,260,470     $1,088,207      $824,093
Ratios to average net assets:
  Ratio of expenses to average
     net assets.................         0.88%          0.89%          0.89%          0.90%         0.92%
  Ratio of net investment income
     to average net assets......         1.23%          1.49%          1.78%          1.18%         1.25%
Portfolio turnover..............           18%            18%            16%            14%           13%

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               GROWTH & INCOME
                                  ------------------------------------------------------------------------
                                     FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2007           2006           2005           2004           2003
                                  ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................   $    11.49     $    10.64     $    10.12      $   9.38       $   7.24
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........         0.12           0.10           0.09          0.09           0.06
  Net realized and unrealized
     gain (loss) on investments,
     futures contracts and
     foreign currency
     transactions...............         0.58           1.32           0.52          0.74           2.15
                                   ----------     ----------     ----------      --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS....................         0.70           1.42           0.61          0.83           2.21
                                   ----------     ----------     ----------      --------       --------
LESS DISTRIBUTIONS:
  From net investment income....        (0.15)         (0.10)         (0.09)        (0.09)         (0.07)
  From net realized gains.......        (1.48)         (0.47)            --            --             --
                                   ----------     ----------     ----------      --------       --------
TOTAL DISTRIBUTIONS.............        (1.63)         (0.57)         (0.09)        (0.09)         (0.07)
                                   ----------     ----------     ----------      --------       --------
NET ASSET VALUE, END OF PERIOD..   $    10.56     $    11.49     $    10.64      $  10.12       $   9.38
                                   ==========     ==========     ==========      ========       ========
Total return....................         5.98%         13.28%          6.02%         8.85%         30.49%
Ratios/Supplemental data:
  Net assets, end of period
     (000)......................   $1,101,700     $1,176,614     $1,016,831      $912,470       $765,115
Ratios to average net assets:
  Ratio of expenses to average
     net assets.................         0.80%          0.81%          0.82%         0.82%          0.83%
  Ratio of net investment income
     to average net assets......         0.90%          0.90%          0.88%         0.97%          0.86%
Portfolio turnover..............           41%            38%            27%           22%            22%

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                            GROWTH                                     SELECT VALUE
                             --------------------------------------------------------------------  --------------------
                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE           FOR THE
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED        PERIOD FROM
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   OCTOBER 30, 2007**
                                 2007          2006          2005          2004          2003      TO DECEMBER 31, 2007
                             ------------  ------------  ------------  ------------  ------------  --------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................   $     9.56    $     8.70    $     8.31    $     8.07    $     6.27         $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
     (loss)................         0.05          0.03          0.01          0.02          0.00*            0.04
  Net realized and
     unrealized gain (loss)
     on investments........         0.89          0.86          0.39          0.24          1.80            (0.62)
                              ----------    ----------    ----------    ----------    ----------         --------
TOTAL FROM INVESTMENT
  OPERATIONS...............         0.94          0.89          0.40          0.26          1.80            (0.58)
                              ----------    ----------    ----------    ----------    ----------         --------
LESS DISTRIBUTIONS:
  From net investment
     income................        (0.05)        (0.03)        (0.01)        (0.02)        (0.00)*          (0.04)
                              ----------    ----------    ----------    ----------    ----------         --------
TOTAL DISTRIBUTIONS........        (0.05)        (0.03)        (0.01)        (0.02)        (0.00)*          (0.04)
                              ----------    ----------    ----------    ----------    ----------         --------
NET ASSET VALUE, END OF
  PERIOD...................   $    10.45    $     9.56    $     8.70    $     8.31    $     8.07         $   9.38
                              ==========    ==========    ==========    ==========    ==========         ========
Total return...............         9.81%        10.21%         4.86%         3.27%        28.71%           (5.85)%++
Ratios/Supplemental data:
  Net assets, end of period
     (000).................   $2,567,845    $2,783,795    $2,816,803    $2,998,469    $2,895,641         $294,157
Ratios to average net
  assets:
  Ratio of expenses to
     average net assets....         0.87%         0.90%         0.94%         0.95%         0.96%            1.04%+
  Ratio of net investment
     income (loss) to
     average net assets....         0.41%         0.31%         0.11%         0.28%        (0.05)%           2.06%+
Portfolio turnover.........           50%           62%           85%           49%           46%              11%++



----------
 * --Rounds to less than $0.01
 ** --Commencement of operations
 + --Annualized
 ++ --Not annualized

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   AGGRESSIVE OPPORTUNITIES                              DISCOVERY
                             --------------------------------------------------------------------  --------------------
                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE           FOR THE
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED        PERIOD FROM
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   OCTOBER 30, 2007**
                                 2007          2006          2005          2004          2003      TO DECEMBER 31, 2007
                             ------------  ------------  ------------  ------------  ------------  --------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................   $    12.85    $    11.63    $    10.52    $     9.07     $   6.27          $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
     (loss)................         0.01         (0.00)*        0.04         (0.03)       (0.00)*            0.03
  Net realized and
     unrealized gain (loss)
     on investments........         0.72          1.56          1.35          1.48         2.80             (0.68)
                              ----------    ----------    ----------    ----------     --------          --------
TOTAL FROM INVESTMENT
  OPERATIONS...............         0.73          1.56          1.39          1.45         2.80             (0.65)
                              ----------    ----------    ----------    ----------     --------          --------
LESS DISTRIBUTIONS:
  From net investment
     income................           --         (0.05)        (0.28)           --        (0.00)*           (0.03)
  In excess of net
     investment income.....           --            --            --            --        (0.00)*              --
  From net realized gains..        (2.32)        (0.29)           --            --           --             (0.07)
                              ----------    ----------    ----------    ----------     --------          --------
TOTAL DISTRIBUTIONS........        (2.32)        (0.34)        (0.28)           --        (0.00)*           (0.10)
                              ----------    ----------    ----------    ----------     --------          --------
NET ASSET VALUE, END OF
  PERIOD...................   $    11.26    $    12.85    $    11.63    $    10.52     $   9.07          $   9.25
                              ==========    ==========    ==========    ==========     ========          ========
Total return...............         5.53%        13.36%        13.21%        15.99%       44.68%            (6.46)%**
Ratios/Supplemental data:
  Net assets, end of period
     (000).................   $1,154,745    $1,366,708    $1,252,413    $1,150,062     $938,791          $173,510
Ratios to average net
  assets:
  Ratio of expenses to
     average net assets....         1.02%         1.04%         1.22%         1.22%        1.23%             1.07%+
  Ratio of net investment
     income (loss) to
     average net assets....         0.08%        (0.03)%        0.31%        (0.25)%      (0.13)%            2.08%+
Portfolio turnover.........           45%           88%           45%           55%          75%               36%++



----------
 * --Rounds to less than $0.01
 ** --Commencement of operations
 + --Annualized
 ++ --Not annualized

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                         INTERNATIONAL                              DIVERSIFIED ASSETS
                             --------------------------------------------------------------------  --------------------
                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE           FOR THE
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED        PERIOD FROM
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   OCTOBER 30, 2007**
                                 2007          2006          2005          2004          2003      TO DECEMBER 31, 2007
                             ------------  ------------  ------------  ------------  ------------  --------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................   $    12.57    $    11.56     $  10.06      $   8.84      $   6.80          $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income....         0.18          0.16         0.11          0.08          0.06              0.06
  Net realized and
     unrealized gain (loss)
     on investments........         1.37          2.29         1.59          1.27          2.07             (0.07)
                              ----------    ----------     --------      --------      --------          --------
TOTAL FROM INVESTMENT
  OPERATIONS...............         1.55          2.45         1.70          1.35          2.13             (0.01)
                              ----------    ----------     --------      --------      --------          --------
LESS DISTRIBUTIONS:
  From net investment
     income................        (0.21)        (0.20)       (0.20)        (0.13)        (0.09)            (0.04)
  From net realized gains..        (1.72)        (1.24)          --            --            --                --
  Return of capital........           --            --           --            --         (0.00)*              --
                              ----------    ----------     --------      --------      --------          --------
TOTAL DISTRIBUTIONS........        (1.93)        (1.44)       (0.20)        (0.13)        (0.09)            (0.04)
                              ----------    ----------     --------      --------      --------          --------
NET ASSET VALUE, END OF
  PERIOD...................   $    12.19    $    12.57     $  11.56      $  10.06      $   8.84          $   9.95
                              ==========    ==========     ========      ========      ========          ========
Total return...............        12.46%        21.14%       16.88%        15.23%        31.31%            (0.07)%++
Ratios/Supplemental data:
  Net assets, end of period
     (000).................   $1,145,029    $1,049,831     $722,161      $604,809      $471,495          $465,175
Ratios to average net
  assets:
  Ratio of expenses to
     average net assets....         1.10%         1.11%        1.17%         1.17%         1.22%             1.01%+
  Ratio of net investment
     income to average net
     assets................         1.15%         1.08%        1.06%         0.83%         0.93%             3.53%+
Portfolio turnover.........           60%           65%          42%           40%           38%               16%++



----------
 * --Rounds to less than $0.01
 ** --Commencement of operations
 + --Annualized
 ++ --Not annualized

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                Core Bond Index
                      ---------------------------------------------------------------------------------------------------
                            FOR THE             FOR THE             FOR THE             For the             For the
                          YEAR ENDED          YEAR ENDED          YEAR ENDED          Year Ended           Year Ended
                         DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        December 31,         December 31,
                             2007                2006               2005(a)             2004(a)               2003
                      ------------------  ------------------  ------------------  ------------------  -------------------
                       CLASS I  CLASS II   CLASS I  CLASS II   CLASS I  CLASS II   CLASS I  CLASS II   CLASS I   CLASS II
                      --------  --------  --------  --------  --------  --------  --------  --------  --------   --------

NET ASSET VALUE,
  BEGINNING OF
  PERIOD............  $   9.75  $   9.80  $   9.90  $   9.94  $  10.17  $  10.21  $  10.27  $  10.31  $  10.46   $  10.49

INCOME FROM
  INVESTMENT
  OPERATIONS:

  Net investment
     income.........      0.47      0.49      0.44      0.46      0.41      0.43      0.40      0.43      0.40       0.42

  Net realized and
     unrealized gain
     (loss) on
     investments....      0.15      0.15     (0.08)    (0.07)    (0.21)    (0.21)     0.01        --     (0.04)     (0.02)
                      --------  --------  --------  --------  --------  --------  --------  --------  --------   --------

TOTAL FROM
  INVESTMENT
  OPERATIONS........      0.62      0.64      0.36      0.39      0.20      0.22      0.41      0.43      0.36       0.40
                      --------  --------  --------  --------  --------  --------  --------  --------  --------   --------

LESS DISTRIBUTIONS:

  From net
     investment
     income.........     (0.50)    (0.52)    (0.47)    (0.49)    (0.47)    (0.49)    (0.47)    (0.49)    (0.49)     (0.52)

  From net realized
     gains..........        --        --        --        --        --        --     (0.04)    (0.04)    (0.06)     (0.06)

  Return of
     capital........        --        --     (0.04)    (0.04)       --        --        --        --        --         --
                      --------  --------  --------  --------  --------  --------  --------  --------  --------   --------

TOTAL
  DISTRIBUTIONS.....     (0.50)    (0.52)    (0.51)    (0.53)    (0.47)    (0.49)    (0.51)    (0.53)    (0.55)     (0.58)
                      --------  --------  --------  --------  --------  --------  --------  --------  --------   --------

NET ASSET VALUE, END
  OF PERIOD.........  $   9.87  $   9.92  $   9.75  $   9.80  $   9.90  $   9.94  $  10.17  $  10.21  $  10.27   $  10.31
                      ========  ========  ========  ========  ========  ========  ========  ========  ========   ========

Total return........      6.52%     6.71%     3.82%     4.11%     1.98%     2.17%     3.94%     4.22%     3.59%      3.88%

Ratios/Supplemental
  data:

  Net assets, end of
     period (000)...  $888,541  $201,573  $988,984  $170,987  $865,929  $165,467  $764,674  $168,010  $452,739   $138,655

Ratios to average
  net assets:

  Ratio of expenses
     to average net
     assets.........      0.44%     0.24%     0.44%     0.24%     0.45%     0.25%     0.45%     0.25%     0.48%*     0.28%*

  Ratio of net
     investment
     income to
     average net
     assets.........      4.71%     4.91%     4.50%     4.70%     4.03%     4.23%     3.96%     4.19%     3.85%      4.05%

Portfolio turnover..        76%       76%       28%       28%       31%       31%       31%**     31%**    N/A        N/A



----------
  * --Includes effect of expenses allocated from Master Investment Portfolio ** --Portfolio turnover figure represents the period from March 5, 2004, to
      December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.
 (a) --Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                        500 STOCK INDEX
                              ---------------------------------------------------------------------------------------------------
                                    FOR THE              FOR THE             FOR THE             FOR THE             FOR THE
                                  YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                 DECEMBER 31,         DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                     2007                 2006                2005               2004(a)              2003
                              ------------------   ------------------  ------------------  ------------------  ------------------
                              CLASS I   CLASS II    CLASS I  CLASS II   CLASS I  CLASS II   CLASS I  CLASS II   CLASS I  CLASS II
                              -------   --------   --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $ 11.23   $  10.65   $   9.87  $   9.36  $   9.58  $   9.10  $   8.79  $   8.37  $   6.94  $   6.61
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.....     0.22       0.20       0.18      0.17      0.15      0.15      0.14      0.16      0.09      0.11
  Net realized and
     unrealized gain (loss)
     on investments, futures
     contracts and foreign
     currency transactions..     0.35       0.36       1.33      1.29      0.28      0.27      0.78      0.73      1.85      1.75
                              -------   --------   --------  --------  --------  --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS................     0.57       0.56       1.51      1.46      0.43      0.42      0.92      0.89      1.94      1.86
                              -------   --------   --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
  From net investment
     income.................    (0.17)     (0.20)     (0.15)    (0.17)    (0.14)    (0.16)    (0.13)    (0.16)    (0.09)    (0.10)
                              -------   --------   --------  --------  --------  --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS.........    (0.17)     (0.20)     (0.15)    (0.17)    (0.14)    (0.16)    (0.13)    (0.16)    (0.09)    (0.10)
                              -------   --------   --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
  PERIOD....................  $ 11.63   $  11.01   $  11.23  $  10.65  $   9.87  $   9.36  $   9.58  $   9.10  $   8.79  $   8.37
                              =======   ========   ========  ========  ========  ========  ========  ========  ========  ========
Total return................     5.06%      5.22%     15.27%    15.60%     4.44%     4.57%    10.49%    10.60%    27.98%    28.24%
Ratios/Supplemental data:
  Net assets, end of period
     (000)..................  $95,694   $316,248   $107,977  $287,392  $108,030  $241,849  $115,533  $242,188  $130,663  $185,901
Ratios to average net
  assets:
  Ratio of expenses to
     average net assets.....     0.45%      0.25%      0.45%     0.25%     0.46%     0.26%     0.46%     0.26%     0.47%*    0.27%*
  Ratio of net investment
     income to average net
     assets.................     1.55%      1.75%      1.53%     1.73%     1.42%     1.62%     1.56%     1.84%     1.33%     1.52%
  Portfolio turnover........        5%         5%         4%        4%        5%        5%        7%**      7%**    N/A       N/A



----------
 * --Includes effect of expenses allocated from Master Investment Portfolio ** --Portfolio turnover figure represents the period from March 5, 2004 to
      December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.
 (a) --Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      Broad Market Index
                               ------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                         Year
                                     FOR THE               FOR THE               FOR THE               FOR THE           Ended
                                    YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED       December
                                   DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,         31,
                                       2007                  2006                  2005                2004(a)           2003
                               -------------------   -------------------   -------------------   -------------------   --------
                                CLASS I   CLASS II    CLASS I   CLASS II    CLASS I   CLASS II    CLASS I   CLASS II    CLASS I
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $  11.81   $  11.17   $  10.35   $   9.80   $   9.90   $   9.37   $   8.95   $   8.49   $   6.89
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income......      0.26       0.20       0.22       0.17       0.17       0.15       0.13       0.15       0.08
  Net realized and unrealized
     gain (loss) on
     investments, futures
     contracts and foreign
     currency transactions...      0.35       0.40       1.38       1.37       0.42       0.44       0.94       0.88       2.06
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT
  OPERATIONS.................      0.61       0.60       1.60       1.54       0.59       0.59       1.07       1.03       2.14
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  From net investment
     income..................     (0.17)     (0.20)     (0.14)     (0.17)     (0.14)     (0.16)     (0.12)     (0.15)     (0.08)
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS..........     (0.17)     (0.20)     (0.14)     (0.17)     (0.14)     (0.16)     (0.12)     (0.15)     (0.08)
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
  PERIOD.....................  $  12.25   $  11.57   $  11.81   $  11.17   $  10.35   $   9.80   $   9.90   $   9.37   $   8.95
                               ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return.................      5.15%      5.35%     15.46%     15.68%      5.91%      6.27%     11.96%     12.11%     31.08%
Ratios/Supplemental data:
  Net assets, end of period
     (000)...................  $107,584   $484,534   $195,651   $449,961   $208,588   $389,843   $224,619   $374,416   $267,250
Ratios to average net assets:
  Ratio of expenses to
     average net assets......      0.44%      0.24%      0.44%      0.24%      0.45%      0.25%      0.44%      0.24%      0.48%*
  Ratio of net investment
     income to average net
     assets..................      1.48%      1.68%      1.42%      1.63%      1.37%      1.52%      1.42%      1.72%      1.22%
  Portfolio turnover.........         2%         2%         2%         2%         2%         2%         5%**       5%**     N/A
                                 Broad
                                Market
                                 Index
                               --------
                                For the
                                 Year
                                 Ended
                               December
                                  31,
                                 2003
                               --------
                               CLASS II
                               --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $   6.54
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income......      0.10
  Net realized and unrealized
     gain (loss) on
     investments, futures
     contracts and foreign
     currency transactions...      1.95
                               --------
TOTAL FROM INVESTMENT
  OPERATIONS.................      2.05
                               --------
LESS DISTRIBUTIONS:
  From net investment
     income..................     (0.10)
                               --------
TOTAL DISTRIBUTIONS..........     (0.10)
                               --------
NET ASSET VALUE, END OF
  PERIOD.....................  $   8.49
                               ========
Total return.................     31.30%
Ratios/Supplemental data:
  Net assets, end of period
     (000)...................  $272,411
Ratios to average net assets:
  Ratio of expenses to
     average net assets......      0.28%*
  Ratio of net investment
     income to average net
     assets..................      1.42%
  Portfolio turnover.........       N/A



----------
  * --Includes effect of expenses allocated from Master Investment Portfolio ** --Portfolio turnover figure represents the period from March 5, 2004, to
      December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.
 (a) --Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                   MID/SMALL COMPANY INDEX
                                  -----------------------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                                                                      YEAR
                                        FOR THE              FOR THE             FOR THE             FOR THE         ENDED
                                       YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED       DECEM-
                                      DECEMBER 31,         DECEMBER 31,        DECEMBER 31,        DECEMBER 31,     BER 31,
                                          2007                 2006                2005              2004(A)          2003
                                  -------------------   -----------------   -----------------   -----------------   -------
                                   CLASS I   CLASS II   CLASS I  CLASS II   CLASS I  CLASS II   CLASS I  CLASS II   CLASS I
                                  --------   --------   -------  --------   -------  --------   -------  --------   -------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................  $  16.52   $  15.80   $ 14.99  $  14.36   $ 13.80   $ 13.22   $ 11.79   $ 11.32   $  8.33
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........      0.16       0.22      0.16      0.20      0.13      0.17      0.12      0.14      0.04
  Net realized and unrealized
     gain (loss) on investments,
     futures contracts..........      0.68       0.61      2.09      2.00      1.20      1.14      1.99      1.89      3.47
                                  --------   --------   -------  --------   -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS....................      0.84       0.83      2.25      2.20      1.33      1.31      2.11      2.03      3.51
                                  --------   --------   -------  --------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From net investment income....     (0.20)     (0.22)    (0.12)    (0.16)    (0.14)    (0.17)    (0.10)    (0.13)    (0.05)
  From net realized gains.......     (0.93)     (0.93)    (0.60)    (0.60)       --        --        --        --        --
                                  --------   --------   -------  --------   -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS.............     (1.13)     (1.15)    (0.72)    (0.76)    (0.14)    (0.17)    (0.10)    (0.13)    (0.05)
                                  --------   --------   -------  --------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD..  $  16.23   $  15.48   $ 16.52  $  15.80   $ 14.99   $ 14.36   $ 13.80   $ 13.22   $ 11.79
                                  ========   ========   =======  ========   =======   =======   =======   =======   =======
Total return....................      4.98%      5.20%    14.99%    15.24%     9.63%     9.87%    17.86%    17.95%    42.17%
Ratios/Supplemental data:
  Net assets, end of period
     (000)......................  $105,496   $121,950   $78,663  $106,900   $68,330   $95,502   $56,156   $86,741   $56,880
Ratios to average net assets:
  Ratio of expenses to average
     net assets.................      0.50%      0.30%     0.51%     0.31%     0.52%     0.32%     0.52%     0.32%     0.52%*
  Ratio of net investment income
     to average net assets......      1.16%      1.36%     1.04%     1.24%     1.01%     1.20%     0.95%     1.18%     0.86%
  Portfolio turnover............        18%        18%       20%       20%       12%       12%       22%**     22%**    N/A
                                    MID/-
                                    SMALL
                                   COMPANY
                                    INDEX
                                  --------
                                   FOR THE
                                    YEAR
                                    ENDED
                                  DECEMBER
                                     31,
                                    2003
                                  --------
                                  CLASS II
                                  --------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................   $  7.99
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.........      0.06
  Net realized and unrealized
     gain (loss) on investments,
     futures contracts..........      3.34
                                   -------
TOTAL FROM INVESTMENT
  OPERATIONS....................      3.40
                                   -------
LESS DISTRIBUTIONS:
  From net investment income....     (0.07)
  From net realized gains.......        --
                                   -------
TOTAL DISTRIBUTIONS.............     (0.07)
                                   -------
NET ASSET VALUE, END OF PERIOD..   $ 11.32
                                   =======
Total return....................     42.53%
Ratios/Supplemental data:
  Net assets, end of period
     (000)......................   $52,907
Ratios to average net assets:
  Ratio of expenses to average
     net assets.................      0.32%*
  Ratio of net investment income
     to average net assets......      1.06%
  Portfolio turnover............       N/A



----------
 * --Includes effect of expenses allocated from Master Investment Portfolio ** --Portfolio turnover figure represents the period from March 5, 2004, to
      December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.
 (a) --Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                   OVERSEAS EQUITY INDEX
                                -------------------------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                                                                      YEAR
                                                                                                                     ENDED
                                FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED    DECEM-
                                   DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,      BER 31,
                                       2007                 2006                 2005                2004(a)          2003
                                ------------------   ------------------   ------------------   ------------------   -------
                                CLASS I   CLASS II   CLASS I   CLASS II   CLASS I   CLASS II   CLASS I   CLASS II   CLASS I
                                -------   --------   -------   --------   -------   --------   -------   --------   -------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $ 13.79   $  13.06   $ 11.26   $  10.67   $ 10.17    $  9.64   $  8.65    $  8.20   $  6.36
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.......     0.35       0.35      0.21       0.25      0.18       0.20      0.15       0.18      0.11
  Net realized and unrealized
     gain (loss) on
     investments, futures
     contracts and foreign
     currency transactions....     1.05       0.99      2.64       2.48      1.12       1.06      1.54       1.46      2.29
                                -------   --------   -------   --------   -------    -------   -------    -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS..................     1.40       1.34      2.85       2.73      1.30       1.26      1.69       1.64      2.40
                                -------   --------   -------   --------   -------    -------   -------    -------   -------
LESS DISTRIBUTIONS:
  From net investment income..    (0.38)     (0.41)    (0.32)     (0.34)    (0.21)     (0.23)    (0.17)     (0.20)    (0.11)
  From net realized gains.....    (0.01)     (0.01)       --                   --         --        --         --        --
                                -------   --------   -------   --------   -------    -------   -------    -------   -------
TOTAL DISTRIBUTIONS...........    (0.39)     (0.42)    (0.32)     (0.34)    (0.21)     (0.23)    (0.17)     (0.20)    (0.11)
                                -------   --------   -------   --------   -------    -------   -------    -------   -------
NET ASSET VALUE, END OF
  PERIOD......................  $ 14.80   $  13.98   $ 13.79   $  13.06   $ 11.26    $ 10.67   $ 10.17    $  9.64   $  8.65
                                =======   ========   =======   ========   =======    =======   =======    =======   =======
Total return..................    10.17%     10.37%    25.35%     25.64%    12.74%     13.03%    19.61%     20.05%    37.75%
Ratios/Supplemental data:
  Net assets, end of period
     (000)....................  $70,723   $178,661   $55,259   $107,963   $32,639    $56,920   $25,557    $41,860   $60,601
Ratios to average net assets:
  Ratio of expenses to average
     net assets...............     0.63%      0.43%     0.73%      0.53%     0.95%      0.75%     0.89%      0.69%     0.69%*
  Ratio of net investment
     income to average net
     assets...................     2.36%      2.56%     2.15%      2.37%     1.82%      1.98%     1.61%      2.10%     1.77%
  Portfolio turnover..........        5%         5%        3%         3%        8%         8%       12%**      12%**    N/A
                                OVERSEAS
                                 EQUITY
                                  INDEX
                                --------
                                 FOR THE
                                  YEAR
                                  ENDED
                                DECEMBER
                                   31,
                                  2003
                                --------
                                CLASS II
                                --------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................   $  6.04
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.......      0.11
  Net realized and unrealized
     gain (loss) on
     investments, futures
     contracts and foreign
     currency transactions....      2.17
                                 -------
TOTAL FROM INVESTMENT
  OPERATIONS..................      2.28
                                 -------
LESS DISTRIBUTIONS:
  From net investment income..     (0.12)
  From net realized gains.....        --
                                 -------
TOTAL DISTRIBUTIONS...........     (0.12)
                                 -------
NET ASSET VALUE, END OF
  PERIOD......................   $  8.20
                                 =======
Total return..................     37.85%
Ratios/Supplemental data:
  Net assets, end of period
     (000)....................   $19,539
Ratios to average net assets:
  Ratio of expenses to average
     net assets...............      0.49%*
  Ratio of net investment
     income to average net
     assets...................      1.89%
  Portfolio turnover..........       N/A



----------
 * --Includes effect of expenses allocated from Master Investment Portfolio ** --Portfolio turnover figure represents the period from March 5, 2004, to
      December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.
 (a) --Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                        MODEL PORTFOLIO SAVINGS ORIENTED
                                    ------------------------------------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2007           2006           2005           2004           2003
                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $  24.70       $  24.23       $  24.21       $  23.53       $  21.92
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........        0.88           0.84           0.72           0.66           0.54
  Net realized and unrealized gain
     (loss) on investments........        0.63           0.83           0.02           0.70           1.64
                                      --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS..        1.51           1.67           0.74           1.36           2.18
                                      --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income......       (0.96)         (0.86)         (0.72)         (0.68)        (0.57)
  From net realized gains.........       (0.55)         (0.34)                           --             --
                                      --------       --------       --------       --------       --------
Total distributions...............       (1.51)         (1.20)         (0.72)         (0.68)        (0.57)
                                      --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD....    $  24.70       $  24.70       $  24.23       $  24.21       $  23.53
                                      ========       ========       ========       ========       ========
Total return......................        6.15%          6.90%          3.06%          5.78%          9.93%
Ratios/Supplemental data:
  Net assets, end of period
     (000)........................    $311,455       $292,287       $281,036       $260,976       $202,264
Ratios to average net assets:
  Ratio of expenses to average net
     assets.......................        0.15%          0.15%          0.16%          0.15%          0.16%
  Ratio of net investment income
     to average net assets........        3.66%          3.36%          3.01%          3.07%          2.60%
Portfolio turnover................          27%            11%             9%            42%            10%

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                       MODEL PORTFOLIO CONSERVATIVE GROWTH
                                    ------------------------------------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2007           2006           2005           2004           2003
                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $  24.48       $  23.24       $  22.87       $  21.95       $  19.54
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........        0.68           0.69           0.62           0.56           0.43
  Net realized and unrealized gain
     (loss) on investments........        0.92           1.26           0.37           0.92           2.42
                                      --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS..        1.60           1.95           0.99           1.48           2.85
                                      --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income......      (0.75)          (0.71)         (0.62)         (0.56)         (0.44)
  From net realized gains.........      (0.71)             --             --             --             --
                                      --------       --------       --------       --------       --------
Total distributions...............      (1.46)          (0.71)         (0.62)         (0.56)         (0.44)
                                      --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD....    $  24.62       $  24.48       $  23.24       $  22.87       $  21.95
                                      ========       ========       ========       ========       ========
Total return......................        6.57%          8.38%          4.31%          6.74%         14.64%
Ratios/Supplemental data:
  Net assets, end of period
     (000)........................    $597,775       $549,966       $512,992       $480,096       $376,001
Ratios to average net assets:
  Ratio of expenses to average net
     assets.......................        0.14%          0.15%          0.15%          0.14%          0.15%
  Ratio of net investment income
     to average net assets........        2.99%          2.86%          2.72%          2.70%          2.29%
Portfolio turnover................          27%             9%             7%            27%             8%

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    MODEL PORTFOLIO TRADITIONAL GROWTH
                                 ------------------------------------------------------------------------
                                    FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2007           2006           2005           2004           2003
                                 ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................   $    24.26     $    22.46     $    21.67     $    20.45      $  17.19
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income........         0.46           0.48           0.47           0.39          0.29
  Net realized and unrealized
     gain (loss) on
     investments...............         1.25           1.86           0.79           1.22          3.27
                                  ----------     ----------     ----------     ----------      --------
TOTAL FROM INVESTMENT
  OPERATIONS...................         1.71           2.34           1.26           1.61          3.56
                                  ----------     ----------     ----------     ----------      --------
LESS DISTRIBUTIONS:
  From net investment income...        (0.56)         (0.51)         (0.47)         (0.39)        (0.30)
  From net realized gains......        (1.37)         (0.03)            --             --            --
                                  ----------     ----------     ----------     ----------      --------
Total distributions............        (1.93)         (0.54)         (0.47)         (0.39)        (0.30)
                                  ----------     ----------     ----------     ----------      --------
NET ASSET VALUE, END OF
  PERIOD.......................   $    24.04     $    24.26     $    22.46     $    21.67      $  20.45
                                  ==========     ==========     ==========     ==========      ========
Total return...................         7.03%         10.42%          5.79%          7.89%        20.68%
Ratios/Supplemental data:
  Net assets, end of period
     (000).....................   $1,487,224     $1,331,012     $1,135,671     $1,005,076      $795,581
Ratios to average net assets:
  Ratio of expenses to average
     net assets................         0.13%          0.13%          0.14%          0.14%         0.15%
  Ratio of net investment
     income to average net
     assets....................         2.23%          2.13%          2.21%          2.01%         1.73%
Portfolio turnover.............           28%             6%             4%            14%            9%

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                     MODEL PORTFOLIO LONG-TERM GROWTH
                                 ------------------------------------------------------------------------
                                    FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2007           2006           2005           2004           2003
                                 ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................   $    24.56     $    22.16     $    21.02     $    19.48      $  15.48
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income........         0.26           0.34           0.38           0.26          0.20
  Net realized and unrealized
     gain (loss) on
     investments...............         1.64           2.43           1.14           1.54          4.01
                                  ----------     ----------     ----------     ----------      --------
TOTAL FROM INVESTMENT
  OPERATIONS...................         1.90           2.77           1.52           1.80          4.21
                                  ----------     ----------     ----------     ----------      --------
LESS DISTRIBUTIONS:
  From net investment income...       (0.43)          (0.32)         (0.38)         (0.26)        (0.21)
  From net realized gains......       (1.77)          (0.05)            --          (0.00)*       (0.00)*
                                  ----------     ----------     ----------     ----------      --------
Total distributions............       (2.20)          (0.37)         (0.38)         (0.26)        (0.21)
                                  ----------     ----------     ----------     ----------      --------
NET ASSET VALUE, END OF
  PERIOD.......................   $    24.26     $    24.56     $    22.16     $    21.02      $  19.48
                                  ==========     ==========     ==========     ==========      ========
Total return...................         7.74%         12.50%          7.24%          9.25%        27.21%
Ratios/Supplemental data:
  Net assets, end of period
     (000).....................   $1,677,987     $1,470,918     $1,209,329     $1,040,507      $820,777
Ratios to average net assets:
  Ratio of expenses to average
     net assets................         0.12%          0.13%          0.14%          0.14%         0.14%
  Ratio of net investment
     income to average net
     assets....................         1.57%          1.51%          1.87%          1.39%         1.33%
Portfolio turnover.............           27%             6%             7%             8%            4%



----------
 * --Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    MODEL PORTFOLIO ALL-EQUITY GROWTH
                                ------------------------------------------------------------------------
                                   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    2007           2006           2005           2004           2003
                                ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................    $  25.88       $  22.96       $  21.39       $  19.49       $  14.68
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.......        0.04           0.15           0.25           0.11           0.07
  Net realized and unrealized
     gain (loss) on
     investments..............        1.98           3.19           1.57           1.90           4.81
                                  --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS..................        2.02           3.34           1.82           2.01           4.88
                                  --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..       (0.21)         (0.19)         (0.25)         (0.11)         (0.07)
  From net realized gains.....       (3.06)         (0.23)            --             --             --
  Return of capital...........          --             --             --             --          (0.00)*
                                  --------       --------       --------       --------       --------
Total distributions...........       (3.27)         (0.42)         (0.25)         (0.11)         (0.07)
                                  --------       --------       --------       --------       --------
NET ASSET VALUE, END OF
  PERIOD......................    $  24.63       $  25.88       $  22.96       $  21.39       $  19.49
                                  ========       ========       ========       ========       ========
Total return..................        7.75%         14.58%          8.49%         10.30%         33.26%
Ratios/Supplemental data:
  Net assets, end of period
     (000)....................    $597,973       $470,888       $303,975       $216,415       $128,145
Ratios to average net assets:
  Ratio of expenses to average
     net assets...............        0.14%          0.15%          0.16%          0.16%          0.17%
  Ratio of net investment
     income to average net
     assets...................        0.82%          0.71%          1.30%          0.64%          0.59%
Portfolio turnover............          23%             6%             2%             9%             3%



----------
 * --Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                             MILESTONE FUNDS
                    -------------------------------------------------------------------------------------------------
                              MILESTONE RETIREMENT INCOME                            MILESTONE 2010 FUND
                    ----------------------------------------------     ----------------------------------------------
                       FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                        2007             2006             2005             2007             2006             2005
                    ------------     ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD               $ 10.51          $ 10.14          $ 10.00          $ 10.85          $ 10.28          $ 10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income               0.27             0.29             0.19             0.27             0.24             0.18
  Net realized and
     unrealized
     gain on
     investments          0.36             0.48             0.15             0.42             0.68             0.29
                       -------          -------          -------          -------          -------          -------
TOTAL FROM
  INVESTMENT
  OPERATIONS              0.63             0.77             0.34             0.69             0.92             0.47
                       -------          -------          -------          -------          -------          -------
LESS
  DISTRIBUTIONS:
  From net
     investment
     income              (0.29)           (0.29)           (0.19)           (0.30)           (0.25)           (0.18)
  From net
     realized
     gains               (0.24)           (0.11)           (0.01)           (0.59)           (0.10)           (0.01)
                       -------          -------          -------          -------          -------          -------
Total
  distributions          (0.53)           (0.40)           (0.20)           (0.89)           (0.35)           (0.19)
                       -------          -------          -------          -------          -------          -------
NET ASSET VALUE,
  END OF PERIOD        $ 10.61          $ 10.51          $ 10.14          $ 10.65          $ 10.85          $ 10.28
                       =======          =======          =======          =======          =======          =======
Total return              6.05%            7.52%            3.39%++          6.43%            8.95%            4.65%++
Ratios/Supplemen-
  tal data:
  Net assets, end
     of period
     (000)             $54,573          $22,534          $13,146          $70,403          $48,483          $26,638
Ratios to average
  net assets:
  Ratio of
     expenses to
     average
     net assets           0.30%            0.53%            1.20%+           0.24%            0.32%            0.62%+
  Ratio of net
     investment
     income (loss)
     to average
     net assets           3.48%            3.43%            2.54%+           2.97%            2.74%            2.49%+
  Ratio of
     expenses to
     average net
     assets after
     expense
     reductions
     and
     reimbursed
     expenses             0.14%            0.16%            0.15%+           0.18%            0.18%            0.15%+
  Ratio of net
     investment
     income to
     average net
     assets after
     expense
     reductions
     and
     reimbursed
     expenses             3.63%            3.06%            3.59%+           3.02%            2.88%            2.97%+
Portfolio turnover          63%              25%              35%++            58%              15%              18%++
                                                            MILESTONE FUNDS
                    ----------------------------------------------------------------------------------------------
                                  MILESTONE 2015 FUND                              MILESTONE 2020 FUND
                    ----------------------------------------------     -------------------------------------------
                       FOR THE          FOR THE          FOR THE          FOR THE          FOR THE       FOR THE
                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED    YEAR ENDED
                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                        2007             2006             2005             2007             2006          2005
                    ------------     ------------     ------------     ------------     ------------  ------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD              $  11.29          $ 10.44          $ 10.00         $  11.52          $ 10.50       $ 10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income               0.22             0.19             0.15             0.20             0.18          0.14
  Net realized and
     unrealized
     gain on
     investments          0.56             0.94             0.44             0.63             1.07          0.50
                      --------          -------          -------         --------          -------       -------
TOTAL FROM
  INVESTMENT
  OPERATIONS              0.78             1.13             0.59             0.83             1.25          0.64
                      --------          -------          -------         --------          -------       -------
LESS
  DISTRIBUTIONS:
  From net
     investment
     income              (0.25)           (0.20)           (0.15)           (0.23)           (0.18)        (0.14)
  From net
     realized
     gains               (0.69)           (0.08)           (0.00)*          (0.74)           (0.05)        (0.00)*
                      --------          -------          -------         --------          -------       -------
Total
  distributions          (0.94)           (0.28)           (0.15)           (0.97)           (0.23)        (0.14)
                      --------          -------          -------         --------          -------       -------
NET ASSET VALUE,
  END OF PERIOD       $  11.13          $ 11.29          $ 10.44         $  11.38          $ 11.52       $ 10.50
                      ========          =======          =======         ========          =======       =======
Total return              6.88%           10.87%            5.93%++          7.17%           11.92%         6.48%++
Ratios/Supplemen-
  tal data:
  Net assets, end
     of period
     (000)            $138,535          $84,357          $41,455         $112,064          $62,402       $27,240
Ratios to average
  net assets:
  Ratio of
     expenses to
     average
     net assets           0.18%            0.24%            0.48%+           0.20%            0.28%         0.67%+
  Ratio of net
     investment
     income (loss)
     to average
     net assets           2.57%            2.33%            2.43%+           2.23%            2.05%         2.14%+
  Ratio of
     expenses to
     average net
     assets after
     expense
     reductions
     and
     reimbursed
     expenses             0.18%            0.17%            0.15%+           0.19%            0.18%         0.15%+
  Ratio of net
     investment
     income to
     average net
     assets after
     expense
     reductions
     and
     reimbursed
     expenses             2.57%            2.39%            2.76%+           2.24%            2.16%         2.67%+
Portfolio turnover          40%              10%               8%++            40%               5%            6%++



----------
 * --Rounds to less than $0.01
 + --Annualized
 ++ --Not annualized

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                             MILESTONE FUNDS
                    -------------------------------------------------------------------------------------------------
                                  MILESTONE 2025 FUND                                MILESTONE 2030 FUND
                    ----------------------------------------------     ----------------------------------------------
                       FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                        2007             2006             2005             2007             2006             2005
                    ------------     ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD               $ 11.72          $ 10.58          $ 10.00          $ 11.88          $ 10.64          $ 10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income               0.16             0.15             0.14             0.14             0.14             0.13
  Net realized and
     unrealized
     gain on
     investments          0.68             1.19             0.58             0.70             1.30             0.64
                       -------          -------          -------          -------          -------          -------
TOTAL FROM
  INVESTMENT
  OPERATIONS              0.84             1.34             0.72             0.84             1.44             0.77
                       -------          -------          -------          -------          -------          -------
LESS
  DISTRIBUTIONS:
  From net
     investment
     income              (0.20)           (0.16)           (0.14)           (0.18)           (0.15)           (0.13)
  From net
     realized
     gains               (0.81)           (0.04)           (0.00)*          (0.79)           (0.05)           (0.00)*
                       -------          -------          -------          -------          -------          -------
Total
  distributions          (1.01)           (0.20)           (0.14)           (0.97)           (0.20)           (0.13)
                       -------          -------          -------          -------          -------          -------
NET ASSET VALUE,
  END OF PERIOD        $ 11.55          $ 11.72          $ 10.58          $ 11.75          $ 11.88          $ 10.64
                       =======          =======          =======          =======          =======          =======
Total return              7.17%           12.70%            7.18%++          7.11%           13.52%            7.68%++
Ratios/Supplemen-
  tal data:
  Net assets, end
     of period
     (000)             $83,891          $48,804          $19,479          $61,465          $26,007          $10,054
Ratios to average
  net assets:
  Ratio of
     expenses to
     average
     net assets           0.22%            0.33%            0.90%+           0.26%            0.51%            1.75%+
  Ratio of net
     investment
     income (loss)
     to average
     net assets           1.98%            1.81%            1.81%+           1.78%            1.43%            0.98%+
  Ratio of
     expenses to
     average net
     assets after
     expense
     reductions
     and
     reimbursed
     expenses             0.18%            0.18%            0.15%+           0.20%            0.18%            0.15%+
  Ratio of net
     investment
     income to
     average net
     assets after
     expense
     reductions
     and
     reimbursed
     expenses             2.02%            1.96%            2.56%+           1.85%            1.76%            2.58%+
Portfolio turnover          38%               4%               7%++            43%               3%              15%++
                                                            MILESTONE FUNDS
                    ----------------------------------------------------------------------------------------------
                                  MILESTONE 2035 FUND                              MILESTONE 2040 FUND
                    ----------------------------------------------     -------------------------------------------
                       FOR THE          FOR THE          FOR THE          FOR THE          FOR THE       FOR THE
                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED    YEAR ENDED
                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                        2007             2006             2005             2007             2006          2005
                    ------------     ------------     ------------     ------------     ------------  ------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD               $ 11.98          $ 10.69          $10.00           $ 11.91          $ 10.68       $10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income               0.12             0.13            0.12              0.11             0.12         0.12
  Net realized and
     unrealized
     gain on
     investments          0.75             1.36            0.69              0.75             1.39         0.70
                       -------          -------          ------           -------          -------       ------
TOTAL FROM
  INVESTMENT
  OPERATIONS              0.87             1.49            0.81              0.86             1.51         0.82
                       -------          -------          ------           -------          -------       ------
LESS
  DISTRIBUTIONS:
  From net
     investment
     income              (0.17)           (0.13)          (0.12)            (0.16)           (0.13)       (0.12)
  From net
     realized
     gains               (0.85)           (0.07)          (0.00)*           (0.76)           (0.15)       (0.02)
                       -------          -------          ------           -------          -------       ------
Total
  distributions          (1.02)           (0.20)          (0.12)            (0.92)           (0.28)       (0.14)
                       -------          -------          ------           -------          -------       ------
NET ASSET VALUE,
  END OF PERIOD        $ 11.83          $ 11.98          $10.69           $ 11.85          $ 11.91       $10.68
                       =======          =======          ======           =======          =======       ======
Total return              7.25%           14.00%           8.13%++           7.23%           14.14%        8.14%++
Ratios/Supplemen-
  tal data:
  Net assets, end
     of period
     (000)             $34,831          $16,418          $4,458           $32,882          $12,699       $3,087
Ratios to average
  net assets:
  Ratio of
     expenses to
     average
     net assets           0.40%            0.76%           3.50%+            0.43%            1.11%        5.49%+
  Ratio of net
     investment
     income (loss)
     to average
     net assets           1.60%            1.04%          (1.09)%+           1.61%            0.90%       (2.91)%+
  Ratio of
     expenses to
     average net
     assets after
     expense
     reductions
     and
     reimbursed
     expenses             0.20%            0.18%           0.15%+            0.19%            0.18%        0.15%+
  Ratio of net
     investment
     income to
     average net
     assets after
     expense
     reductions
     and
     reimbursed
     expenses             1.80%            1.62%           2.26%+            1.85%            1.83%        2.43%+
Portfolio turnover          40%              10%             13%++             47%              24%          35%++



----------
 * --Rounds to less than $0.01
 + --Annualized
 ++ --Not annualized

                        (This Page Intentionally Left Blank)

    The SAI includes additional information about The Vantagepoint Funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is part of this prospectus.

    Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

    You can obtain a free copy of the SAI and the most recent annual or semi-annual report by calling 1-800-669-7400. You may also call 1-800-669-7400 to request other information or to make shareholder inquiries. The SAI, annual and semi-annual reports are also available, free of charge, on The Vantagepoint Funds' website at www.icmarc.org.

    Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC's website
    (www.sec.gov). Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0213. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

    Investment Company Act file number: 811-08941

    BRC000-072-200805-181

                                   [RECYCLE LOGO]
               THIS PROSPECTUS IS PRINTED ENTIRELY ON RECYCLED PAPER.

                             THE VANTAGEPOINT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2008

      ACTIVELY MANAGED FUNDS                    MODEL PORTFOLIO FUNDS
         Money Market Fund              Model Portfolio Savings Oriented Fund
      Low Duration Bond Fund          Model Portfolio Conservative Growth Fund
                                       Model Portfolio Traditional Growth Fund
Inflation Protected Securities Fund     Model Portfolio Long-Term Growth Fund
                                       Model Portfolio All-Equity Growth Fund
       Asset Allocation Fund
        Equity Income Fund
       Growth & Income Fund                        MILESTONE FUNDS
            Growth Fund                   Milestone Retirement Income Fund
         Select Value Fund                       Milestone 2010 Fund
   Aggressive Opportunities Fund                 Milestone 2015 Fund
          Discovery Fund                         Milestone 2020 Fund
        International Fund                       Milestone 2025 Fund
      Diversified Assets Fund                    Milestone 2030 Fund
                                                 Milestone 2035 Fund
            INDEX FUNDS                          Milestone 2040 Fund
       Core Bond Index Fund
       500 Stock Index Fund
      Broad Market Index Fund
   Mid/Small Company Index Fund
    Overseas Equity Index Fund

The Vantagepoint Funds (the "Trust") is an open-end management investment company which operates as a "series" investment company, offering the above-referenced 30 distinct no-load, diversified investment portfolios (each portfolio, a "Fund" and collectively, the "Funds"), each having different investment objectives. This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Trust's current Prospectus, dated May 1, 2008 (the "Prospectus"), as supplemented from time to time. The Trust's annual report is a separate document that includes the Funds' most recent audited financial statements, which are incorporated by reference into this SAI. The Funds' semi-annual report for the period ended June 30, 2007 is also incorporated herein by reference to this SAI. A copy of the Prospectus, SAI, annual or semi-annual report may be obtained without charge by writing to the Trust at 777 N. Capitol Street, N.E., Washington, DC 20002, calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org. These documents are also available, free of charge, on the Trust's website at www.icmarc.org.

                               GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), which in turn hires, subject to the approval of the Trust's Board of Directors, and manages subadvisers who are responsible for the day-to-day investment management of and security selections for certain Funds.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives & Policies.........................................      3
Comparative Indexes......................................................      3
Description of the Funds' Investments and Risks..........................      6
Fund Policies and Investment Limitations.................................     25
Policy on Disclosure of Fund Portfolio Holdings..........................     31
Management of the Trust..................................................     33
Compensation.............................................................     37
Ownership of Shares by Directors.........................................     39
Committees of the Board..................................................     39
Control Persons and Principal Holders of Securities......................     40
Investment Advisory and Other Services...................................     41
Subadvisers..............................................................     46
Additional Information Pertaining to the Portfolio Managers of the
   Funds......................................                                57
Portfolio Transactions of the Funds......................................     97
Capital Stock and Other Securities.......................................    101
Purchases and Redemptions................................................    104
Taxes....................................................................    105
Calculation of Performance Data..........................................    109
Legal Counsel, Independent Registered Public Accounting Firm &
   Custodian......................................                           110
Financial Statements.....................................................    111
Appendix A - Bond Ratings................................................    A-1
Appendix B - Proxy Voting Guidelines.....................................    B-1

The following discussion of investment objectives and policies for the Funds supplements, and should be read in conjunction with, the discussion of those objectives, principal investment strategies and policies set forth in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund govern the management of each Fund by VIA. Those designated as "fundamental" in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be revised at the discretion of the Board of Directors. With the exception of the Index Funds, the investment objective of each Fund is fundamental and any material change in a Fund's fundamental investment objective requires the approval of a majority of a Fund's shareholders.

With the exception of the Money Market Fund, the Model Portfolio Funds and the Milestone Funds, the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage all or a particular portion of each Fund's assets under the terms of written investment advisory contracts with VIA and the Trust on the behalf of the applicable Fund. Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI. Each subadviser agrees to exercise complete management discretion over the assets of the Fund allocated to it in a manner consistent with the Fund's investment policies and strategies set forth in the Prospectus and this SAI.

Consistent with Commodity Futures Trading Commission regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

The Money Market Fund invests in the Short-Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund advised by Invesco Aim Advisors, Inc.

The Model Portfolio and Milestone Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio and Milestone Funds currently allocate their assets among other Funds of the Trust. Each current underlying Fund's investment objective and principal investment strategy is described in the Funds' current Prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, when VIA or a subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in or hold cash, cash equivalents or securities that would not ordinarily be consistent with the Fund's objective(s). A Fund will do so only if VIA or a Fund's subadviser believes the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment objective.

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate. All of the indexes are unmanaged and do not reflect the costs of portfolio management, trading, fees, expenses or taxes.

Standard & Poors 500 Index ("S&P 500") -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

Dow Jones Wilshire 5000 Composite Index (float-adjusted) -- consists of substantially all common equity securities of companies domiciled in the U.S. for which daily pricing is available and is calculated using a float adjusted methodology. The float-adjusted methodology adjusts an individual stock's market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase.

Dow Jones Wilshire 4500 Completion Index (float-adjusted) -- consists of all common equity securities of companies domiciled in the U.S. for which daily pricing is available less the 500 stocks in the S&P 500 Index and is calculated using a float adjusted methodology. The float-adjusted methodology adjusts an individual stock's market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- consists of investment-grade U.S. fixed income securities.

Lehman Brothers Intermediate Aggregate Bond Index - is comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years.

Lehman Brothers U.S. TIPS Index -- consists of all U.S. Treasury Inflation Protected Securities rated investment grade or better, having at least one year to final maturity, and at least $250 million par amount outstanding.

Merrill Lynch 1-3 Year Government/Corporate Bond Index -- tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index ("EAFE Index") -- is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index ("EAFE Free Index") -- is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

Russell 1000 Index - measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 1000 Value Index - measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 1000 Growth Index - measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Index - measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Russell Midcap Growth Index - measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Vantagepoint 500 Stock Index and Asset Allocation Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of the McGraw-Hill Companies, Inc., nor are the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index(R) or the Dow Jones Wilshire 5000 Composite Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Dow Jones Wilshire 4500 Completion Index and Dow Jones Wilshire 5000 Composite Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index or the Dow Jones Wilshire 5000 Composite Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index, the Dow Jones Wilshire 5000 Composite Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Dow Jones Wilshire 4500 Completion Index, Dow Jones Wilshire 5000 Composite Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Dow Jones Wilshire 4500 Completion Index, Dow Jones Wilshire 5000 Composite Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

ELIGIBLE INVESTMENTS

As noted in the following chart, the Funds (including the underlying Funds for each Model Portfolio and Milestone Fund) are authorized to invest in the types of securities and financial instruments listed below. See the following chart for information on which Funds may invest in which instruments and securities. This chart should be read in conjunction with the Prospectus and this SAI. Not every Fund will invest in all such securities and/or financial instruments that are indicated in the following chart.

Currently, the Model Portfolio and Milestone Funds expect to be fully invested in shares of underlying Funds.

ELIGIBLE INVESTMENTS

                                                                                             COMMERCIAL
                                                             CERTIFICATES   COLLATERALIZED    MORTGAGE
                                ASSET-BACKED   CASH & CASH        OF            MORTGAGE       BACKED
                                 SECURITIES    EQUIVALENTS      DEPOSIT       OBLIGATIONS    SECURITIES
                                ------------   -----------   ------------   --------------   ----------
MONEY MARKET FUND                     x             x               x
LOW DURATION BOND FUND                x             x               x             x               x
INFLATION PROTECTED
   SECURITIES FUND                    x             x               x             x               x
ASSET ALLOCATION FUND                               x               x
EQUITY INCOME FUND                    x             x               x             x               x
GROWTH & INCOME FUND                  x             x               x             x               x
GROWTH FUND                           x             x               x             x               x
SELECT VALUE FUND                     x             x               x             x               x
AGGRESSIVE OPPORTUNITIES FUND         x             x               x             x               x
DISCOVERY FUND                        x             x               x             x               x
INTERNATIONAL FUND                                  x               x             x               x
DIVERSIFIED ASSETS FUND               x             x                             x               x
CORE BOND INDEX FUND                  x             x               x             x               x
500 STOCK INDEX FUND                                x               x
BROAD MARKET INDEX FUND                             x               x
MID/SMALL COMPANY INDEX FUND                        x               x
OVERSEAS EQUITY INDEX FUND                          x               x

                                                                        EXCHANGE-     FIXED-
                                COMMERCIAL   CONVERTIBLE   DEPOSITARY     TRADED      INCOME
                                   PAPER      SECURITIES    RECEIPTS      FUNDS     SECURITIES
                                ----------   -----------   ----------   ---------   ----------
MONEY MARKET FUND                    x                                                   x
LOW DURATION BOND FUND               x                                                   x
INFLATION PROTECTED
   SECURITIES FUND                   x                                                   x
ASSET ALLOCATION FUND                x            x             x           x            x
EQUITY INCOME FUND                   x            x             x           x            x
GROWTH & INCOME FUND                 x            x             x           x            x
GROWTH FUND                          x            x             x           x            x
SELECT VALUE FUND                    x            x             x           x            x
AGGRESSIVE OPPORTUNITIES FUND        x            x             x           x            x
DISCOVERY FUND                       x            x             x           x            x
INTERNATIONAL FUND                   x            x             x           x            x
DIVERSIFIED ASSETS FUND              x            x             x           x            x
CORE BOND INDEX FUND                 x            x                         x            x
500 STOCK INDEX FUND                 x            x                         x            x
BROAD MARKET INDEX FUND              x            x                         x            x
MID/SMALL COMPANY INDEX FUND         x            x                         x            x
OVERSEAS EQUITY INDEX FUND           x            x                         x            x

                                 LOWER RATED
                                FIXED INCOME                 FORWARD               INFLATION
                                 SECURITIES      FOREIGN    CURRENCY               ADJUSTED
                                (HIGH-YIELD)   SECURITIES   CONTRACTS   FUTURES   SECURITIES
                                ------------   ----------   ---------   -------   ----------
MONEY MARKET FUND                                   x
LOW DURATION BOND FUND                x             x           x           x++
INFLATION PROTECTED
   SECURITIES FUND                    x             x           x           x++        x
ASSET ALLOCATION FUND                               x                   xo, x++
EQUITY INCOME FUND                    x             x           x       xo, x-
GROWTH & INCOME FUND                  x             x           x       xo, x-
GROWTH FUND                           x             x           x       xo, x-
SELECT VALUE FUND                     x             x           x           x
AGGRESSIVE OPPORTUNITIES FUND         x             x           x       xo, x-
DISCOVERY FUND                        x             x           x           x          x
INTERNATIONAL FUND                    x             x           x       xo, x-
DIVERSIFIED ASSETS FUND               x             x           x           x          x
CORE BOND INDEX FUND                  x                                     x++
500 STOCK INDEX FUND                                                       x o
BROAD MARKET INDEX FUND                                                    x o
MID/SMALL COMPANY INDEX FUND                                               x o
OVERSEAS EQUITY INDEX FUND                          x           x       x o, x-

                                                                       OPTIONS/     PRIVATE
                                                MONEY      MORTGAGE-    OPTIONS   INVESTMENTS
                                INVESTMENT     MARKET       BACKED        ON       IN PUBLIC
                                 COMPANIES   SECURITIES   SECURITIES    FUTURES    COMPANIES
                                ----------   ----------   ----------   --------   -----------
MONEY MARKET FUND                    x            x
LOW DURATION BOND FUND               x            x            x        x[(1)]
INFLATION PROTECTED
   SECURITIES FUND                   x            x            x          x
ASSET ALLOCATION FUND                x            x
EQUITY INCOME FUND                   x            x            x
GROWTH & INCOME FUND                 x            x            x
GROWTH FUND                          x            x            x
SELECT VALUE FUND                    x            x            x          x
AGGRESSIVE OPPORTUNITIES FUND        x            x            x          x*           x
DISCOVERY FUND                       x            x            x          x            x
INTERNATIONAL FUND                   x            x            x          x*
DIVERSIFIED ASSETS FUND              x            x            x          x            x
CORE BOND INDEX FUND                 x            x            x
500 STOCK INDEX FUND                 x            x            x
BROAD MARKET INDEX FUND              x            x
MID/SMALL COMPANY INDEX FUND         x            x
OVERSEAS EQUITY INDEX FUND           x            x

++ If used for relative value, cash management, hedging, and risk control, and not for speculative purposes

[1] The Low Duration Bond Fund may write or buy options (and options on futures contracts) to obtain exposure to fixed income sectors, but not for speculation.

- May use equity index futures (and the Asset Allocation Fund may use bond index futures), including for cash management purposes

o    May use futures for currency management

*    May write or buy options on futures contracts for currency management

                                   REAL ESTATE
                                INVESTMENT TRUSTS   RESTRICTED   RIGHTS AND   SECURITIES   SWAPS/ SWAP
                                    ("REITS")       SECURITIES    WARRANTS      LENDING      OPTIONS
                                -----------------   ----------   ----------   ----------   -----------
MONEY MARKET FUND                                        x                         x
LOW DURATION BOND FUND                                   x            x            x            x
INFLATION PROTECTED
   SECURITIES FUND                                       x                         x            x
ASSET ALLOCATION FUND                   x                x            x            x
EQUITY INCOME FUND                      x                x            x            x
GROWTH & INCOME FUND                    x                x            x            x
GROWTH FUND                             x                x            x            x
SELECT VALUE FUND                       x                x            x            x
AGGRESSIVE OPPORTUNITIES FUND           x                x            x            x
DISCOVERY FUND                          x                x            x            x            x
INTERNATIONAL FUND                      x                x            x            x
DIVERSIFIED ASSETS FUND                 x                x            x            x            x
CORE BOND INDEX FUND                                     x            x            x            x
500 STOCK INDEX FUND                    x                x            x            x
BROAD MARKET INDEX FUND                 x                x            x            x
MID/SMALL COMPANY INDEX FUND            x                x            x            x
OVERSEAS EQUITY INDEX FUND              x                x            x            x

                                U.S. GOV'T   YANKEE    EURODOLLAR    MUNICIPAL   WHEN-ISSUED
                                SECURITIES   BONDS    INSTRUMENTS   SECURITIES    SECURITIES
                                ----------   ------   -----------   ----------   -----------
MONEY MARKET FUND                   x           x          x             x
LOW DURATION BOND FUND              x           x          x             x            x
INFLATION PROTECTED
   SECURITIES FUND                  x           x          x             x            x
ASSET ALLOCATION FUND               x
EQUITY INCOME FUND                  x           x                                     x
GROWTH & INCOME FUND                x           x                                     x
GROWTH FUND                         x           x                                     x
SELECT VALUE FUND                   x           x                                     x
AGGRESSIVE OPPORTUNITIES FUND       x           x                                     x
DISCOVERY FUND                      x           x          x             x            x
INTERNATIONAL FUND                  x           x          x                          x
DIVERSIFIED ASSETS FUND             x           x          x             x            x
CORE BOND INDEX FUND                x           x                                     x
500 STOCK INDEX FUND                x                                                 x
BROAD MARKET INDEX FUND             x                                                 x
MID/SMALL COMPANY INDEX FUND        x                                                 x
OVERSEAS EQUITY INDEX FUND          x                                                 x

                                           OTHER VANTAGEPOINT FUNDS
                                             (OTHER THAN THE MONEY
                                           MARKET, MODEL PORTFOLIO,
                                             AND MILESTONE FUNDS)
                                           ------------------------
MODEL PORTFOLIO SAVINGS ORIENTED FUND                  x
MODEL PORTFOLIO CONSERVATIVE GROWTH FUND               x
MODEL PORTFOLIO TRADITIONAL GROWTH FUND                x
MODEL PORTFOLIO LONG-TERM GROWTH FUND                  x
MODEL PORTFOLIO ALL-EQUITY GROWTH FUND                 x
MILESTONE RETIREMENT INCOME FUND                       x
MILESTONE 2010 FUND                                    x
MILESTONE 2015 FUND                                    x
MILESTONE 2020 FUND                                    x
MILESTONE 2025 FUND                                    x
MILESTONE 2030 FUND                                    x
MILESTONE 2035 FUND                                    x
MILESTONE 2040 FUND                                    x

[4] Currently, the Model Portfolio Funds expect to be fully invested in shares of underlying funds.

[5] Currently, the Milestone Funds expect to be fully invested in shares of underlying funds.

ASSET-BACKED SECURITIES: Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

CASH/CASH EQUIVALENTS: These include fixed income obligations with maturity of less than one year, including short-term accounts managed by a custodian institution and shares of money market mutual funds. They also include repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

CERTIFICATES OF DEPOSIT: Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS: Collateralized mortgage obligations ("CMOs") are mortgage-backed, investment-grade bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, referred to as tranches, and they are differentiated by the type of return paid by the issuer. A given tranche may receive interest, principal, or a combination of the two, and may include more complex stipulations. The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Also, CMOs can be illiquid, which can increase the cost of buying and selling them.

COMMERCIAL MORTGAGE-BACKED SECURITIES: Commercial Mortgage-Backed Securities ("CMBS") are securities generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS are structured like mortgage-backed securities, with collateral similar to a real estate investment trust ("REIT"). The collateral creates exposure to the commercial real estate market, while the structure of the bond itself will behave like a mortgage-backed security. However, the investor in a CMBS has more prepayment protection than with a mortgage-backed security. The structure and the prepayment penalties inherent in a CMBS provide the investor with greater protection than a residential backed mortgage security. CMBS carry greater credit risk as the securities may represent only a few projects, versus a traditional mortgage-backed security that may represent thousands of residential homeowners spread across different regions of the country.

COMMERCIAL PAPER: Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONVERTIBLE SECURITIES: Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock or convertible bonds.

DEPOSITARY RECEIPTS: Those Funds that may invest in foreign securities, as identified in the Prospectus, may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Funds may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The risks associated with depositary receipts are similar to those of investing in foreign securities as described in the Prospectus.

EXCHANGE-TRADED FUNDS ("ETFS"): Typically, a Fund would purchase ETF shares for the same reason it might purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the securities in the appropriate stock market index while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares may enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.

ETFs are investment companies that are generally registered under the Investment Company Act of 1940 ("1940 Act") as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

FIXED INCOME SECURITIES: Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. Fixed income securities may also include loan participations and assignments that are privately negotiated notes representing the equivalent of a loan or bank debt. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates over time. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Recent instability in the markets for fixed income securities, particularly mortgage-related and asset-backed securities has significantly decreased the liquidity of Funds that invest in mortgage-backed and other asset-backed securities. In the event of redemptions, a Fund that invests in mortgage-related and asset-backed securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can adversely impact a Fund's net asset value per share.

Additional information regarding fixed income securities is described below:

     DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates change by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. Effective duration is the weighted average duration of all the bonds in a fund and takes into account that expected cash flows will fluctuate as interest rates change.

     INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by the Adviser or a subadviser, as applicable. See "Appendix A--Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the Adviser or subadviser, as applicable, will review the situation and take appropriate action with regard to the security.

     LOWER RATED SECURITIES. Lower rated fixed income securities are commonly referred to as below investment grade or "junk bonds" or high yield/high risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default. A Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See "Appendix A" to this SAI for more information regarding Bond ratings.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income securities also present risks based on payment expectations. If an issuer calls the securities for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated fixed income securities are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk fixed income securities and a Fund's net asset value.

     PAYMENT EXPECTATIONS. High-yield, high-risk fixed income securities may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk fixed income security's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk fixed income securities without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

     LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular fixed income securities, which may affect adversely a Fund's ability to value accurately or dispose of such fixed income securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk fixed income securities, especially in a thin (low trading volume) market.

FOREIGN SECURITIES: Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the currency exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD CURRENCY CONTRACTS: A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. Those Funds that may invest in foreign securities, as described in the Prospectus, may use forward currency contracts for currency management or hedging purposes.

FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund's investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract, and; therefore, a Fund may be unable to close out its futures contracts at a time that is advantageous.

INFLATION ADJUSTED SECURITIES: Inflation adjusted securities are debt securities the principal value and/or interest payments of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index ("CPI") (or an equivalent, see below). Inflation adjusted securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations as well as some state and local governments. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation adjusted securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation adjusted securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by the government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation, a general rise in prices of goods and services, erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real return, is 4%. Inflation, as measured by the CPI, has occurred in the U.S. for each of the past 50 years. Investors in inflation adjusted securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distribution. While inflation adjusted securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation adjusted securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected securities, even during a period of deflation. However, the current market value of the inflation adjusted securities is not guaranteed, and will fluctuate. Other inflation adjusted securities include inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation adjusted securities should change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and rate of inflation. Therefore, if inflation were to rise at a rate faster than changes in nominal interest rates, real interest rates may decline leading to an increase in value of the inflation adjusted securities. In contrast, if nominal interest rates increased at a rate faster than the rate of inflation, real interest rates may rise, leading to a decrease in value of inflation adjusted securities.

INVESTMENT COMPANIES: Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.

Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

MONEY MARKET SECURITIES: Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Fund's investment adviser or a sub-adviser, as applicable, to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. The Short-Term Investments Trust Liquid Assets Portfolio in which the Vantagepoint Money Market Fund invests, also invests in variable rate demand notes which is a note, often issued by a municipality, that pays a variable rate resetting at regular intervals in accordance with an interest rate index, and which may be put (i.e. sold) back to the issuer at face value on short notice. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities generally are issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Mortgage-backed securities are also issued by non-agency entities such as banks, brokerage firms, and homebuilders. These "private label" mortgages are backed by the entity issuing these mortgages and subject to credit risk relating to the credit rating of the issuer.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae mortgage-backed securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee. The guarantee, however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Fannie Mae and Freddie Mac guarantees are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac guarantees and, accordingly, these involve a risk of non-payment of principal and interest. Nonetheless, Fannie Mae and Freddie Mac mortgage-backed securities are generally considered to be high quality investments. Due largely to their prepayment risk, the yields on these mortgage-backed securities historically have exceeded the yields on debt securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.

The mortgage-backed securities in which the Funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to "lock in" long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this "prepayment risk."

The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. While having less risk of a decline in value during periods of rapidly rising interest rates, mortgage-backed securities also may have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Generally, coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. These factors may limit the ability of the Fund to obtain a high level of total return under varying market conditions.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

OPTIONS AND OPTIONS ON FUTURES: When a Fund writes an option, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on a sale for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium).

Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

PRIVATE INVESTMENTS IN PUBLIC COMPANIES: From time to time, a public company may issue its securities in a non-public transaction in reliance on an exemption from the registration requirements of the Securities Act of 1933 (the "1933 Act"). At the time that the issuer sells the unregistered stock, the issuer may commit to register the stock with the SEC, so that the stock may be resold to the public at a later date. The issuer may commit to register the stock by signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered stock is completed.

REAL ESTATE INVESTMENT TRUSTS ("REITS"): Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.

RESTRICTED SECURITIES: Restricted securities are securities, which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. These securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Section 4(2) commercial paper is a type of restricted security that does not meet the requirements of the registration exemption provisions of Section 3(a)(3) of the 1933 Act and that may only be resold by a portfolio in certain private placements or in accordance with Rule 144A. A municipal lease obligation is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.

Pursuant to procedures adopted by the Funds' Board of Directors, certain "restricted securities" and municipal lease obligations that are presumed to be illiquid may be treated as liquid. An illiquid security (including a Rule 144A security, Section 4(2) commercial paper or a municipal lease obligation) may be treated as "liquid" only if it is determined that there is a "readily available market" for the security under these procedures.

RIGHTS AND WARRANTS: Rights are typically short-term obligations issued in conjunction with new stock issuances. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated period of time.

SECURITIES LENDING: The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities in order to generate additional income. The Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities under contracts calling for collateral in cash or other forms of collateral as provided for in the Fund's Securities Lending Agency Agreement with JP Morgan Chase Bank, N.A. at least equal to the market value of the securities loaned. The Funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day's market value. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and generally receives the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The Funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.

The Fund will be indemnified by its custodian for securities lending programs conducted through the custodian if at the time of a default by a borrower some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall deposit in the Funds' account securities of the same number, issue, type, class, and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the Funds' account an amount equal to the market value of the unreturned loaned securities.

SWAPS AND SWAP OPTIONS: Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swap option or swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular swap option agreement, a Fund will generally incur a greater potential loss when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     TOTAL RETURN SWAPS - Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

     CREDIT DEFAULT SWAPS - Credit default swaps, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). No Fund that is able to invest in credit default swaps may invest more than 5% of the value of its net assets in such swap agreements as measured immediately following such investment.

     INTEREST RATE SWAPS - Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.

     INFLATION RATE SWAPS - Inflation rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal. A Fund will usually enter into inflation swaps on a net, zero-coupon basis, i.e., the two rates will compound until the swap termination date at which point payments are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

U.S. GOVERNMENT SECURITIES: Examples of types of U.S. Government securities in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

     U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

     U.S. GOVERNMENT ZERO COUPON SECURITIES - STRIPS and TRs are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

     U.S. GOVERNMENT AGENCY SECURITIES - Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

WHEN-ISSUED SECURITIES: Securities may be purchased on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date. Typically, no income accrues on securities that a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

YANKEE BONDS AND EURODOLLAR INSTRUMENTS: Yankee bonds are foreign bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These bonds are usually registered with the SEC. The risks of investing in Yankee bonds include interest rate and credit risk as well as foreign securities risk. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, generally in Europe.

ELIGIBLE PRACTICES: There are no restrictions on the Adviser or subadvisers as to the following:

     -    Fund portfolio turnover; and

     -    Realized gains and losses.

The eligible investments and practices are not fundamental policies and may be changed by the Trust's Board of Directors without a vote of shareholders.

In addition to investing in underlying Vantagepoint Funds, the Model Portfolio and Milestone Funds may invest in U.S. Government securities and short-term instruments as permitted by Section 12(d)(1)(G) of the 1940 Act.

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio and Milestone Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without approval by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

All Funds except the Select Value, Discovery, Diversified Assets and Milestone Funds may not:

(1) Issue senior securities (as defined in the 1940 Act), except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (10% for the Money Market Fund) would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Fund's total assets (100% for the Money Market
Fund), purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets. An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be making loans.

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(9) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Model Portfolio Funds and the Money Market Fund may enter into arrangements to invest in other funds of the Trust as described in the Prospectus and in the SAI. A Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management;

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets; and

(14) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The Low Duration Bond Fund, Inflation Protected Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund also will provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the Low Duration Bond Fund's assets in bonds; 80% of the Inflation Protected Securities Fund's assets in inflation adjusted U.S. and non-U.S. debt securities; 80% of the Equity Income Fund's net assets in equity securities; and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities. An Index Fund will also provide such notice if it changes its policy to invest at least 90% of its net assets in the securities found in its benchmark index. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The Select Value Fund, Discovery Fund, and Diversified Assets Fund may not:

(1) Issue senior securities (as defined in the 1940 Act), except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended;

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Fund's total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Fund's net assets;

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and the SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of the Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9) Purchase or sell real estate or real estate limited partnerships (although the Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by
     Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. The Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that the Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14) Invest more than 25% of its assets in any single industry; and

(15) Merge with another investment company without the approval of shareholders except as approved by the Fund's Board of Directors and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

The Milestone Funds may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Milestone Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Milestone Fund's total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions as long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Milestone Fund's net assets;

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Milestone Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9) Purchase or sell real estate or real estate limited partnerships (although a Milestone Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Milestone Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Milestone Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Milestone Funds may enter into arrangements to invest in other funds of the Trust as described in the Prospectus and in the SAI. A Milestone Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Milestone Fund making such investment (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14) Invest more than 25% of its assets in any single industry except to the extent that it invests in investment companies; and

(15) Merge with another investment company without the approval of shareholders except as approved by the Trust's Board of Directors and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities). For purposes of determining industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system.

POLICY ON DISCLOSURE OF FUND PORTFOLIO HOLDINGS

PUBLIC DISCLOSURES OF THE FUNDS' PORTFOLIO HOLDINGS

Month-end full portfolio holdings of the Funds are made publicly available on the Funds' website 25 days after month-end (or the next business day thereafter). Disclosure of Fund portfolio holdings also is made on a quarterly basis in the Fund's annual and semi-annual reports to shareholders and in reports on Form N-Q filed with the SEC. These reports are publicly available upon filing with the SEC, and the portfolio holdings information in them is current as of 60 calendar days before filing.

In addition, marketing materials and the Funds' website may disclose the top ten holdings of a Fund, as well as a comparison of such Funds' top ten holdings from the end of one calendar quarter to the next as is permitted under mutual fund advertising rules.

NON-PUBLIC DISCLOSURES OF THE FUNDS' PORTFOLIO HOLDINGS

General Policies

It is the policy of the Funds not to sell, or to permit any person to receive compensation or other consideration for disclosing, non-public information about Fund portfolio holdings. Further, disclosure of non-public Fund portfolio holdings is not permitted, except as is necessary or appropriate in connection with the day-to-day operations and management of the Funds or otherwise in furtherance of legitimate Fund business purposes.

Non-Public Disclosures to Fund Service Providers

The Funds' portfolio holdings and related information may be disclosed for legitimate business purposes to the Funds' investment adviser; subadvisers; custodian; administrator; fund accountant; distributor; transfer agent; sub-transfer agent; dividend disbursing agent; securities lending agent; independent public accountants; legal counsel; rating and ranking organizations; financial printers; pricing information vendors; third-parties that provide investment, analytical, statistical or other necessary or appropriate services to the Fund or to a service provider, including the Funds' investment adviser, subadvisers or other service providers; and various broker-dealers or commodity professionals contacted by the Funds' investment adviser or subadvisers in the course of, or in connection with, the Funds' portfolio transactions (each, a "Service Provider" and collectively, "Service Providers").

The frequency with which non-public Fund portfolio holdings information may be disclosed to a Service Provider, and the time lag between the date of the information and the date when it is disclosed to the Service Provider, may vary depending on the purposes for which the information is disclosed and other relevant facts and circumstances.

In addition to the Service Providers described above and identified by name elsewhere in this SAI, the service providers that may receive non-public Fund portfolio holdings information include the following: FactSet, Plexus PlanSponsor Group Inc., Automated Securities Clearance LLC, UpTick Data Technologies LLLP, FT Interactive Data Corporation, and Electra Information Systems Inc.

NON-PUBLIC DISCLOSURES TO DIRECTORS AND THEIR COUNSEL; LEGALLY REQUIRED DISCLOSURES

Non-public Fund portfolio holdings information also may be disclosed to the Trust's Directors or to independent counsel to the Independent Directors. Non-public Fund portfolio holdings and related information may be disclosed to any person if required by applicable law (e.g., in a filing with or submission to the SEC or other regulatory body; in connection with a lawsuit or when seeking recovery in legal proceedings; or as required by court or similar order).

PROCEDURES FOR NON-PUBLIC DISCLOSURES

Confidentiality Obligations Required for All Non-Public Disclosures -- It is the Funds' policy that non-public Fund portfolio holdings information can be disclosed (as described above) only if the confidentiality of the information is protected by (a) the obligations of the recipient under a contract with the Trust, a Fund or a Service Provider, (b) the recipient's fiduciary or professional obligations to the Funds or (c) applicable law (including rules of securities industry self-regulatory organizations).

Approvals Required for Non-Public Disclosures to Service Providers -- In addition to the confidentiality requirement above, disclosures of non-public Fund portfolio holdings information to a Service Provider shall be approved by the President, Treasurer, Assistant Treasurer or Secretary of the Trust or by a Manager, Director, Vice-President or Senior Vice-President of VIA or Vantagepoint Transfer Agents LLC ("VTA").

Any such approval shall be based on a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA Retirement Corporation ("ICMA-RC"), VIA, VTA, ICMA-RC Services, LLC ("ICMA-RC Services") or Fund-advisers (or any their affiliated persons)).

OTHER NON-PUBLIC DISCLOSURES

Disclosure of non-public Fund portfolio holdings information to other persons or under circumstances not described above may be made only with the prior approval of the Trust's President and Chief Compliance Officer ("CCO"), based on: (1) a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA-RC, VIA, VTA, ICMA-RC Services or Fund sub-advisers (or any of their affiliated persons)); and (2) confirmation that the party receiving the information is or will be subject to a duty or contractual obligation to keep it confidential. The CCO shall make and keep a record of all such approved disclosures and shall report such disclosure to the Trust's Board of Directors at its next regular meeting.

CCO'S REVIEW OF NON-PUBLIC DISCLOSURES

The CCO shall review, no less frequently than annually, how non-public portfolio holdings information of the Funds is being disclosed to and used by Service Providers and others, to seek to ensure that such disclosure and use is consistent with this policy and with the best interests of the Funds and their shareholders. In addition, the CCO will report to the Board the results of his annual review of non-public portfolio holdings disclosure.

In addition, VIA and the Funds' subadvisers, transfer agent and distributor have adopted policies and procedures that prohibit their personnel from trading in securities on the basis of material non-public information and impose restrictions and reporting requirements on personal securities transactions, including transactions in shares of the Funds. These policies and procedures, which typically include policies and procedures designed to protect confidential client information, are administered and enforced by each such Service Provider's compliance staff. The adequacy and effective implementation of the compliance policies and procedures of these Service Providers as well as those of the Funds' administrator also are subject to periodic monitoring, review and oversight by the CCO.

MANAGEMENT OF THE TRUST

The Trust is governed by its Board of Directors. The Directors stand in the position of fiduciaries to the Trust and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the Funds and their shareholders. The Directors are responsible for overseeing and managing the business and affairs of the Trust.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Trust are also officers of VIA or its affiliates. The officers of the Trust manage its day-to-day operations and are elected by and responsible to the Trust's Board of Directors.

INFORMATION ABOUT THE OFFICERS AND DIRECTORS

The following table provides information about the Directors and officers of the Trust. Each Director oversees all 27 Funds. The mailing address for the Directors and executive officers of the Trust is 777 North Capitol Street, N.E., Suite 600, Washington, DC 20002.

INDEPENDENT DIRECTORS

                                                                                                                 OTHER
                                 POSITIONS       TERM OF OFFICE                 PRINCIPAL                    DIRECTORSHIPS
       NAME, ADDRESS,*           HELD WITH       AND LENGTH OF                OCCUPATION(S)                     HELD BY
           AND AGE               THE TRUST        TIME SERVED             DURING PAST FIVE YEARS                DIRECTOR
       ---------------         -------------  -------------------  -----------------------------------  -----------------------
N. Anthony Calhoun (60)        Director,      Term expires         Executive Deputy State Treasurer -             N/A
                               Audit          October 2011         Commonwealth of Pennsylvania
                               Committee      Director since       (August 2007 to Present) Secretary
                               Member and     November 1998        to Senate Finance
                               Chair,                              Committee/Minority, State of New
                               Investment                          York Legislature (January 2007 -
                               Committee and                       August 2007); Retired (October
                               Nominating                          2005- January 2007); Deputy Chief
                               Committee                           Financial Officer and
                               Member                              Treasurer--District of Columbia
                                                                   (2001- 2005); Deputy Executive
                                                                   Director & Chief Financial
                                                                   Officer--Pension Benefit Guaranty
                                                                   Corp. (1993-2001)

Donna K. Gilding (68)          Director,      Term expires         Chief Investment Officer--                      N/A
                               Investment     October 2011         Lowenhaupt Global Advisors, LLC
                               Committee      Director since       (Sept. 2006 - Present); Chief
                               Member and     November 1998        Investment Officer-- Lowenhaupt &
                               Chair, and                          Chasnoff (2005- Sept. 2006)
                               Nominating                          (wealth management law firm);
                               Committee                           Chief Investment Officer-- Progress
                               Member                              Investment Management Company
                                                                   (2001-2005); Chief Investment
                                                                   Officer--New York City
                                                                   Comptroller's Office (1993-2001)

Arthur R. Lynch (53)           Chair of the   Term expires         Deputy City Manager--City of                    N/A
                               Board and      October 2011         Glendale, Arizona (2005-present);
                               Director,      Director since       Chief Financial Officer--City of
                               Audit          November 1998        Glendale, Arizona (1985-2005)
                               Committee
                               Member,
                               Investment
                               Committee
                               Member, and
                               Nominating
                               Committee
                               Member

Timothy M. O'Brien (58)        Director,      Term expires         Independent Consultant (pension                N/A
                               Audit          October 2009         consulting) (2003-present); Chief
                               Committee      Director since       Executive Officer--American Humane
                               Member,        September 2005       Association (1999-2003)
                               Investment
                               Committee

                                                                                                                 OTHER
                                 POSITIONS       TERM OF OFFICE                 PRINCIPAL                    DIRECTORSHIPS
       NAME, ADDRESS,*           HELD WITH       AND LENGTH OF                OCCUPATION(S)                     HELD BY
           AND AGE               THE TRUST        TIME SERVED             DURING PAST FIVE YEARS                DIRECTOR
       ---------------         -------------  -------------------  -----------------------------------  -----------------------
                               Member, and
                               Nominating
                               Committee
                               Member

Robert A. Rudell (59)          Director,      Term expires         Director--Medtox Scientific, Inc.        Director--Medtox
                               Nominating     October 2009         (medical device/clinical lab)           Scientific, Inc.;
                               Committee       Director since      (2002 - present);                     Director--Optimum Fund
                               Member, and    March 2007           Director/Chairman--Search Institute   Trust ( 6 portfolios);
                               Investment                          (non-profit) (2002- present);          Director/Independent
                               Committee                           Director--Optimum Fund Trust          Chair--Heartland Funds
                               Member                              (registered investment company)           (3 portfolios)
                                                                   (2003 - present)
                                                                   Director--Bloodhound Investment
                                                                   Research, Inc. (portfolio
                                                                   construction software) (2003 -
                                                                   present);

                                                                   Director/Chairman--Diverse Emerging
                                                                   Music Organization (non-profit)
                                                                   (2004 - present);
                                                                   Director/Independent
                                                                   Chair--Heartland Funds (registered
                                                                   investment company (2005 -
                                                                   present); Director--American
                                                                   Investors Bank & Mortgage (bank)
                                                                   (2005 - present); Chief Operating
                                                                   Officer--Zurich Scudder Investments
                                                                   (financial services) (2001 - 2002)

Robin L. Wiessmann (55)**      Director,      Term expires         State Treasurer--Pennsylvania        Director--ICMA
                               Investment     October 2009         (April 2007 - present); Director--   Retirement Corporation
                               Committee      Director since       Merrill, Lynch, Pierce, Fenner &     from January
                               Member, and    November 1998        Smith Incorporated, (2006 - April    1994-December 2001.
                               Nominating                          2007); Consultant--Brown Wiessmann
                               Committee                           Group (financial services
                               Member                              consulting) (2002-2006)

OFFICERS AND INTERESTED DIRECTORS

                                                                                                                 OTHER
                                 POSITIONS       TERM OF OFFICE                 PRINCIPAL                    DIRECTORSHIPS
        NAME, ADDRESS,           HELD WITH       AND LENGTH OF                OCCUPATION(S)                     HELD BY
           AND AGE               THE TRUST        TIME SERVED             DURING PAST FIVE YEARS          DIRECTOR OR OFFICER
       ---------------         -------------  -------------------  -----------------------------------  -----------------------
Robert O'Neill (57)**          Director       Term expires         Executive Director-ICMA                  Director --ICMA
                                              October 2008.        (2002-present)                        Retirement Corporation
                                              Term as Director
                                              commences June 2008

                                                                                                                 OTHER
                                 POSITIONS       TERM OF OFFICE                 PRINCIPAL                    DIRECTORSHIPS
        NAME, ADDRESS,           HELD WITH       AND LENGTH OF                OCCUPATION(S)                     HELD BY
           AND AGE               THE TRUST        TIME SERVED             DURING PAST FIVE YEARS          DIRECTOR OR OFFICER
       ---------------         -------------  -------------------  -----------------------------------  -----------------------
Joan McCallen (55)**           President and  Since September      Chief Executive Officer--ICMA                  N/A
                               Principal      2003                 Retirement Corporation (Aug.
                               Executive                           2003-present); President and
                               Officer                             Manager--Vantagepoint Investment
                                                                   Advisers, LLC; ICMA-RC Services,
                                                                   LLC (broker-dealer); President
                                                                   and Manager--Vantagepoint Transfer
                                                                   Agents, LLC (2003-present);
                                                                   Director and President,
                                                                   VantageTrust Company
                                                                   (2003-present); Executive Vice
                                                                   President and Chief Operations
                                                                   Officer-- ICMA Retirement
                                                                   Corporation (1997-2003)

Bruce James Rohrbacher (55)**  Vice           Since September      Senior Vice President and Chief                N/A
                               President and  2004                 Compliance Officer--ICMA
                               Chief                               Retirement Corporation (2004 to
                               Compliance                          present); Senior Vice President
                               Officer                             and Chief Compliance Officer,
                                                                   Vantagepoint Investment Advisers,
                                                                   LLC (2004-present) and Chief
                                                                   Compliance Officer, ICMA-RC
                                                                   Services, LLC (broker-dealer)
                                                                   (2004 to present); Director of
                                                                   Compliance and Internal Audit--
                                                                   Frank Russell Company (financial
                                                                   services) (1996-2004)

Gerard P. Maus (57)**          Treasurer and  Since December 2004  Senior Vice President and Chief                N/A
                               Principal                           Financial Officer --ICMA
                               Financial                           Retirement Corporation (2004 to
                               Officer                             present); Senior Vice President
                                                                   and Treasurer--Vantagepoint
                                                                   Investment Advisers, LLC
                                                                   (2004-present); Manager and
                                                                   Treasurer-- Vantagepoint Transfer
                                                                   Agents, LLC and ICMA-RC Services,
                                                                   LLC (broker-dealer)
                                                                   (2004-present); Chief Financial
                                                                   Officer and Chief Administrative
                                                                   Officer--SoundView Technology
                                                                   Group (2002-2004); Chief
                                                                   Financial Officer, Treasurer,
                                                                   Director, Member--SoundView
                                                                   Technology Group Internal
                                                                   Companies (2002- 2004)

                                                                                                                 OTHER
                                 POSITIONS       TERM OF OFFICE                 PRINCIPAL                    DIRECTORSHIPS
        NAME, ADDRESS,           HELD WITH       AND LENGTH OF                OCCUPATION(S)                     HELD BY
           AND AGE               THE TRUST        TIME SERVED             DURING PAST FIVE YEARS          DIRECTOR OR OFFICER
       ---------------         -------------  -------------------  -----------------------------------  -----------------------
Angela Montez (40) **          Secretary      Since December 2006  Managing Vice President, Deputy                N/A
                                                                   General Counsel and Assistant
                                                                   Secretary--ICMA Retirement
                                                                   Corporation (2006- present);
                                                                   Corporate Counsel--ICMA Retirement
                                                                   Corporation (2000 - 2006);
                                                                   Secretary--Vantagepoint Investment
                                                                   Advisers, LLC, Vantagepoint
                                                                   Transfer Agents, LLC and ICMA-RC
                                                                   Services, LLC(broker-dealer)
                                                                   (2006 - 2007)

Kathryn B. McGrath (63)**      Assistant      Since March 2008     Senior Vice President and General              N/A
                               Secretary                           Counsel-ICMA Retirement
                                                                   Corporation (2007 - Present);
                                                                   Secretary- Vantagepoint
                                                                   Investment Advisers, LLC,
                                                                   Vantagepoint Transfer Agents, LLP
                                                                   and ICMA-RC Services, LLC(broker
                                                                   dealer) (2007 - present);
                                                                   Partner-Mayer Brown LLP (law
                                                                   firm) (2005 - 2007);
                                                                   Partner-Crowell & Moring LL (law
                                                                   firm) (2002-2007)

* The business address for each Director and Officer is 777 N. Capitol Street N.E., Washington, DC 20002.

** Mr. O'Neill is considered an Interested Director because he is a director of ICMA Retirement Corporation, the parent corporation of VIA and ICMA-RC Services. Mses. McCallen, Montez, and McGrath and Messrs. Rohrbacher and Maus are considered to be "interested persons" of the Trust, as that term is defined under the 1940 Act due to their positions as officers of VIA and ICMA-RC Services, the distributor of the Funds, and ICMA-RC, the parent company of VIA and ICMA-RC Services.

COMPENSATION

Directors are paid a quarterly retainer for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter. The chairperson of the Board of Directors is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.

In addition, each Director is paid a per meeting fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A Director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing Director education, a Director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.

Finally, at the conclusion of each calendar year, a stipend is paid to each Director of the Trust who attended all "in-person" regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those Directors who missed one meeting, and to those Directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.

The Trust pays a portion of the cash compensation of Mr. Bruce James Rohrbacher for his services as CCO. ICMA-RC, VIA's parent company, also compensates Mr. Rohrbacher for serving as its Chief Compliance Officer, as well as VIA's Chief Compliance Officer. The amount paid by the Trust during the year ended December 31, 2007 totaled $229,311.

The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2007.

                          AGGREGATE COMPENSATION
NAME OF PERSON                  FROM FUNDS
--------------            ----------------------
INDEPENDENT DIRECTORS
   N. Anthony Calhoun             $19,804
   Donna K. Gilding               $14,166
   Arthur R. Lynch                $22,629
   Timothy M. O'Brien             $20,369
   Robert A. Rudell*              $15,207
   Robin L. Wiessmann**           $15,282
   INTERESTED DIRECTOR
   Robert J. O'Neill***           $     0

*    Mr. Rudell began serving on the Board of Directors on March 1, 2007.

** Ms. Wiessmann was determined to be an interested director as of February 14, 2006 and was reclassified as an independent director on October 31, 2007.

*** Mr. O'Neill was not a director as of December 31, 2007, and his term as a director commences in June 2008.

                    OWNERSHIP OF FUND SHARES BY THE DIRECTORS

The following table represents Fund shares owned by the Directors as of December 31, 2007:

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                         EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE     DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                               FUNDS                       INVESTMENT COMPANIES
----------------             ----------------------------------------   -------------------------
INDEPENDENT DIRECTORS
   N. Anthony Calhoun        -0-                                        None
   Donna K. Gilding          -0-                                        None
   Arthur R. Lynch           Aggressive Opportunities Fund -            Over $100,000
                             $10,001-$50,000; Growth Fund -
                             $50,001-$100,000; Growth & Income
                             Fund -- $10,001-$50,000; Model Portfolio
                             Traditional Growth Fund -- $10,001-
                             $50,000; Model Portfolio Long-Term
                             Growth Fund - Over $100,000; Model
                             Portfolio All-Equity Growth Fund -
                             $50,001-$100,000.
   Timothy M. O'Brien        -0-                                        None
   Robert A. Rudell          -0-                                        None
   Robin L. Wiessmann        -0-                                        None
   Robert J. O'Neill, Jr.*   Model Portfolio Traditional Growth Fund -  Over $100,000
                             Over $100,000

* Mr. O'Neill did not serve as a director as of December 31, 2007, and his term as a director commences in June 2008.

As of the date of this SAI, Directors and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund (or each class thereof, as applicable).

                             COMMITTEES OF THE BOARD

There are three standing committees of the Board of Directors: Audit Committee; Nominating Committee; and Investment Committee.

The members of the Audit Committee are: Arthur R. Lynch, Timothy M. O'Brien and
N. Anthony Calhoun. The Board of Directors has determined that Messrs. Lynch and Calhoun are "audit committee financial experts" as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board of Directors. The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board of Directors and overseeing the Funds' accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board of Directors on significant results of the Committee's activities. The Audit Committee met five times during the fiscal year ended December 31, 2007.

The Nominating Committee consists of all of the Board's Independent Directors and operates pursuant to a charter adopted by the Board of Directors. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board of Directors (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors). The Nominating Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Trust at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating Committee makes recommendations to the Board of Directors for nomination for membership on Board Committees and reviews committee assignments. The Nominating Committee met twice during the fiscal year ended December 31, 2007.

The Investment Committee consists of Donna K. Gilding, N. Anthony Calhoun, Arthur R. Lynch, Timothy M. O'Brien, Robert A. Rudell, and Robin L. Wiessmann. The Investment Committee has been delegated the authority to approve the reallocation of the assets of a given Fund among one or more subadvisers that have an existing subadvisory agreement with respect to the Fund when a reallocation recommendation is presented to the Investment Committee by VIA, such as prior to a meeting of the Board of Directors. The Investment Committee also reviews the performance of the Funds and their subadvisers and reviews recommendations from VIA for subadviser replacements. The Investment Committee met five times during the fiscal year ended December 31, 2007.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A majority of the voting shares of each Fund are held, either directly, or indirectly, through the Model Portfolio Funds and the Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by the VantageTrust Company ("Trust Company"), 777 N. Capitol N.E. Street, Washington, D.C. 20002. The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by the Funds' Adviser and is therefore considered a "control" person of the Funds for purposes of the 1940 Act. Both the Trust Company and the Funds' Adviser are wholly owned subsidiaries of ICMA-RC. As a control person of each Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust as of March 31, 2008:

Money Market Fund                           40.60%
Low Duration Bond Fund                      83.52%
Inflation Protected Securities Fund         93.68%
Asset Allocation Fund                       97.31%
Equity Income Fund                          94.25%
Growth & Income Fund                        94.10%
Growth Fund                                 97.86%
Select Value Fund                           95.86%

Aggressive Opportunities Fund               96.93%
Discovery Fund                              96.09%
International Fund                          95.39%
Diversified Assets Fund                     94.12%
Core Bond Index Fund Class I                91.95%
Core Bond Index Fund Class II              100.00%
500 Stock Index Fund Class I                84.94%
500 Stock Index Fund Class II              100.00%
Broad Market Index Fund Class I             87.06%
Broad Market Index Fund Class II            92.17%
Mid/Small Co. Index Fund Class I            85.01%
Mid/Small Co. Index Fund Class II          100.00%
Overseas Index Fund Class I                 81.50%
Overseas Index Fund Class II                99.99%
Model Portfolio Savings Oriented Fund       88.72%
Model Portfolio Conservative Growth Fund    91.31%
Model Portfolio Traditional Growth Fund     95.20%
Model Portfolio Long-Term Growth Fund       96.88%
Model Portfolio All-Equity Growth Fund      95.70%
Milestone Retirement Income Fund            76.16%
Milestone 2010 Fund                         89.62%
Milestone 2015 Fund                         89.95%
Milestone 2020 Fund                         92.37%
Milestone 2025 Fund                         90.03%
Milestone 2030 Fund                         91.03%
Milestone 2035 Fund                         87.68%
Milestone 2040 Fund                         84.56%

INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended ("Code"). ICMA-RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Funds, including the Model Portfolio and Milestone Funds, pursuant to Master Advisory Agreements (each an "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA is responsible for the asset allocation for the Model Portfolio and Milestone Funds. VIA furnishes periodic reports to the Trust's Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreements, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                  ADVISORY FEE

                            ADVISORY FEE
-----------------------------------------------------------------------
NAME OF FUND                               ADVISORY FEE
-------------------------   -------------------------------------------
Each Fund except the
   Model Portfolio Funds
   and Index Funds                     0.10% on all assets
Each  Index Fund                       0.05% on all assets
Each Model Portfolio        0.10% on the first $500 million of assets
                                0.09% on the next $500 million to
                                       $1 billion of assets
                                 0.08% over $1 billion of assets

VIA received the following investment advisory fees for the fiscal years ended December 31, 2005, 2006 and 2007:

ADVISORY FEE PAID                        2005         2006         2007
-----------------                     ----------   ----------   ----------
Money Market                          $  128,127   $  174,972   $  257,415
Low Duration Bond                        512,415      561,578      628,435
Inflation Protected Securities           157,224      144,037      153,452
Asset Allocation                         761,917      737,685      775,121
Equity Income                          1,171,519    1,298,608    1,629,074
Growth & Income                          931,618    1,057,569    1,237,341
Growth*                                2,755,099    2,749,936    2,790,098
Select Value**                               N/A          N/A       25,051
Aggressive Opportunities               1,156,510    1,294,839    1,393,625
Discovery**                                  N/A          N/A       14,480
International                            621,765      888,848    1,112,939
Diversified Assets**                         N/A          N/A       39,230
Core Bond Index                          482,930      534,337      612,090
500 Stock Index                          174,997      179,643      205,834
Broad Market Index                       295,022      305,372      333,173
Mid/Small Company Index                   73,582       87,858      104,939
Overseas Equity Index                     38,326       56,181      108,102
Model Portfolio Savings Oriented         268,850      280,419      300,030
Model Portfolio Conservative Growth      485,874      518,531      564,487
Model Portfolio Traditional Growth     1,007,145    1,111,833    1,278,756
Model Portfolio Long-Term Growth       1,047,011    1,189,444    1,416,673
Model Portfolio All-Equity Growth        241,166      367,951      534,537
Milestone Retirement Income                5,771       16,151       37,020
Milestone 2010***                         13,047       34,293       59,673
Milestone 2015***                         17,945       57,150      106,476
Milestone 2020***                         11,535       40,283       87,154
Milestone 2025***                          7,918       30,159       64,076
Milestone 2030***                          3,703       16,108       45,053

Milestone 2035***                          1,792        9,487       24,015
Milestone 2040***                          1,105        5,957       21,093

* VIA waived $54,663 of its fee for the Growth Fund for the fiscal year ended December 31, 2005.

** The Select Value Fund, Discovery Fund, and Diversified Assets Fund commenced operations as of October 30, 2007.

*** From January 1, 2005 until April 30, 2006, VIA contractually agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting the direct operating expenses to no more than 0.05% of the Fund's average daily net assets on an annualized basis. From May 1, 2006 to April 30, 2007, VIA contractually agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting total annual fund operating expenses to the following: Milestone Retirement Income Fund - 0.81%; Milestone 2010 Fund - 0.88%; Milestone 2015 Fund - 0.91%; Milestone 2020 Fund - 0.93%; Milestone 2025 Fund - 0.95%; Milestone 2030 Fund - 0.97%; Milestone 2035 Fund - 0.99%; and Milestone 2040 Fund - 0.99%. For the year ended December 31, 2007, VIA reimbursed each Fund as follows:

Milestone Retirement Income   $62,948
Milestone 2010                $33,167
Milestone 2015                $ 6,953
Milestone 2020                $ 8,149
Milestone 2025                $27,777
Milestone 2030                $31,495
Milestone 2035                $52,238
Milestone 2040                $54,672

VIA or its broker-dealer affiliate, ICMA-RC Services, provides all distribution and marketing services for the Funds. ICMA-RC Services receives no compensation for its services as principal underwriter and distributor of the Funds. VTA, an affiliate of VIA, is the Funds' designated transfer agent and pursuant to a Transfer Agency and Administrative Services Agreement provides certain transfer agency and administrative shareholder support services for the Funds related to the retirement plans investing in the Funds. VTA provides Fund administration and transfer agency services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VTA receives asset-based compensation for these administrative and transfer agency services on an annual basis as follows:

                FUND                  FEE
All Funds except the Index Funds,
the Model Portfolio Funds and the
Milestone Funds                       0.35%

            Index Funds
              Class I                 0.30%
              Class II                0.10%
Model Portfolio and Milestone Funds   None

VTA received the following fees for administrative and transfer agency services for the fiscal years ended December 31, 2005, 2006 and 2007:

AMOUNT RECEIVED                          2005         2006         2007
---------------                       ----------   ----------   ----------
Money Market                          $  448,445   $  612,403   $  900,951
Low Duration Bond                      1,793,452    1,965,522    2,199,524
Inflation Protected Securities           550,284      504,129      537,084
Asset Allocation                       2,666,711    2,581,897    2,712,925
Equity Income                          4,100,317    4,545,129    5,701,759
Growth & Income                        3,260,664    3,701,489    4,330,695
Growth                                 9,834,168    9,624,774    9,765,343
Select Value *                               N/A          N/A       87,680
Aggressive Opportunities               4,047,786    4,531,936    4,877,689
Discovery *                                  N/A          N/A       50,681
International                          2,176,178    3,110,967    3,895,286
Diversified Assets*                          N/A          N/A      137,304
Core Bond Index                        2,555,873    2,874,518    3,308,287
500 Stock Index                          567,802      564,337      621,165
Broad Market Index                     1,011,692    1,003,636    1,044,294
Mid/Small Company Index                  265,641      318,797      389,079
Overseas Equity Index                    132,697      189,163      349,214
Model Portfolio Savings Oriented             N/A          N/A          N/A
Model Portfolio Conservative Growth          N/A          N/A          N/A
Model Portfolio Traditional Growth           N/A          N/A          N/A
Model Portfolio Long-Term Growth             N/A          N/A          N/A
Model Portfolio All-Equity Growth            N/A          N/A          N/A
Milestone Retirement  Income                 N/A          N/A          N/A
Milestone 2010                               N/A          N/A          N/A
Milestone 2015                               N/A          N/A          N/A
Milestone 2020                               N/A          N/A          N/A
Milestone 2025                               N/A          N/A          N/A
Milestone 2030                               N/A          N/A          N/A
Milestone 2035                               N/A          N/A          N/A
Milestone 2040                               N/A          N/A          N/A

* The Select Value Fund, Discovery Fund and Diversified Assets Fund commenced operations on October 30, 2007.

The advisory fee, transfer agency and administrative services fee are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The address for VIA, ICMA-RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, DC 20002.

The Trust, VIA, ICMA-RC Services and each subadviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.

The Funds entered into an Administration Agreement with State Street Bank and Trust Company ("SSBT") (formerly, Investors Bank & Trust Company) wherein SSBT performed certain financial reporting, tax filing and portfolio compliance functions. SSBT will no perform these services effective May 5, 2008. The Funds have entered into a Mutual Fund Service Agreement with J.P. Morgan Investor Services Co. ("JP Morgan"). As of May 5, 2008, JP Morgan will perform certain financial reporting, tax services, fund accounting, administrative, and portfolio compliance services for the Funds. JP Morgan receives fees for the services provided that are either a specified dollar amount or based on a percentage of a Fund's assets depending on the type of service being provided. SSBT received the following fees for these services for the fiscal years ended 2005, 2006 and 2007:

                                   2005       2006       2007
                                 --------   --------   --------
Money Market                     $ 19,409   $ 25,714   $ 35,580
Low Duration Bond                 105,133    109,703    117,631
Inflation Protected Securities     32,314     28,541     26,603
Asset Allocation                  156,399    145,139    143,669
Equity Income                     235,692    253,243    296,560
Growth and Income                 188,325    206,076    229,787
Growth                            576,524    542,595    519,829
Select Value*                         N/A        N/A        292
Aggressive Opportunities          234,297    253,131    260,954
Discovery*                            N/A        N/A        170
International                     125,335    169,813    203,940
Diversified Assets* N/A               N/A        N/A        439
Core Bond Index                   194,524    208,501    227,433
500 Stock Index                    71,471     70,215     75,919
Broad Market Index                120,288    119,854    123,023
Mid/Small Co. Index                29,542     34,337     38,159
Overseas Equity Index              15,324     21,131     38,379
Savings Oriented                   41,197     42,557     42,482
Conservative Growth                74,447     78,827     80,771
Traditional Growth                157,789    180,792    198,817
Long-Term Growth                  164,258    194,754    222,598
All-Equity Growth                  36,145     54,079     75,014
Milestone Retirement Income        12,419     15,000     15,000
Milestone 2010                     12,419     15,000     15,000
Milestone 2015                     12,419     15,000     15,560
Milestone 2020                     12,419     15,000     15,000
Milestone 2025                     12,419     15,000     15,000
Milestone 2030                     12,419     15,000     15,000

Milestone 2035                     12,419     15,000     15,000
Milestone 2040                     12,419     15,000     15,000

* The Select Value Fund, Discovery Fund and Diversified Assets Fund commenced operations October 30, 2007.

                                   SUBADVISERS

The day-to-day investment management of certain Funds' assets rests with one or more subadvisers retained with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA.

The following firms currently serve as subadvisers:

Analytic Investors, LLC ("Analytic"), 555 W. Fifth Street, 50th Floor, Los Angeles, California 90013 serves as a subadviser to the Diversified Assets Fund. The firm is wholly owned, indirect subsidiary of Old Mutual Plc.

Artisan Partners Limited Partnership ("Artisan Partners"), 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a subadviser to the International Fund. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation is wholly owned by ZFIC, Inc., whose principal shareholders are Andrew A. Ziegler and Carlene M. Ziegler.

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, serves as a subadviser to the Equity Income Fund. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc.

BlackRock Financial Management, Inc. ("BlackRock"), 40 East 52nd Street, New York, New York 10022 serves as a subadviser to the Inflation Protected Securities Fund. BlackRock is a subsidiary of BlackRock, Inc.

Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California, 90071, serves as a subadviser to the International and Growth & Income Funds. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc.

Drake Capital Management, LLC ("Drake"), 660 Madison Avenue, 16th Floor, New York, New York 10065 is a privately held investment management firm structured as a Delaware limited liability company. Drake serves as a subadviser to the Diversified Assets Fund. Drake is 100% owned by Drake Partners LLC, which is 80% owned by active employee principals and 20% owned by Hind Corporation, a subsidiary of Kaupthing Bunadarbanki a Nordic investment bank.

GlobeFlex Capital, LP, ("GlobeFlex"), 4365 Executive Drive, Suite 720, San Diego, California 92121, serves as a subadviser to the International Fund. GlobeFlex is organized as a California partnership with its general partner being Ansmar Capital, Inc., a California corporation controlled by Marina Marelli and Robert Anslow.

Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 32nd Floor, New York, New York, 10005, serves as a subadviser to the Growth and Select Value Funds. GSAM is a wholly owned subsidiary of The Goldman Sachs Group, Inc., a publicly traded, global financial services company.

Legg Mason Capital Management, Inc. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, serves as a subadviser to the Growth and Aggressive Opportunities Funds. LMCM is wholly owned by Legg Mason, Inc., a publicly traded, global asset management firm structured as a holding company.

Mellon Capital Management Corporation ("Mellon Capital Management"), 50 Fremont Street, San Francisco, California, 94105, serves as a subadviser to the Asset Allocation, Diversified Assets and Index Funds. Mellon Capital Management is a wholly owned, indirect subsidiary of The Bank of New York Mellon, a publicly traded financial services and bank holding company.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660 serves as a subadviser to the Inflation Protected Securities Fund. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE in the indirect majority owner of AGI LP. Allianz SE is a European-based multinational insurance and financial services holding company.

Payden & Rygel, 333 S. Grand Avenue, Los Angeles, California, 90071, serves as a subadviser to the Low Duration Bond, Discovery and Diversified Assets Funds. The firm is a privately held independent investment management organization owned by fifteen senior employees who are actively involved in the day-to-day operations of the firm.

Peregrine Capital Management, Inc. ("Peregrine"), 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota, 55402, serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo & Company.

STW Fixed Income Management Ltd. ("STW"), 6185 Carpinteria Avenue, Carpinteria, California, 93013, serves as a subadviser to the Low Duration Bond Fund. The firm is owned 100% by William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer.

Southeastern Asset Management ("Southeastern"), 6410 Poplar Avenue, Memphis, Tennessee, 38119, serves as a subadviser to the Equity Income and Aggressive Opportunities Funds. Southeastern is wholly owned by its employees.

Systematic Financial Management L.P. ("Systematic"), 300 Frank W. Burr Boulevard, 7th Floor, Teaneck, New Jersey 07666 serves as a subadviser to the Select Value Fund. Systematic is majority-owned by Affiliated Managers Group ("AMG"), a publicly traded company, which invests in mid-sized asset management firms.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland, 21202, serves as a subadviser to the Growth & Income, Equity Income and Aggressive

Opportunities Funds. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.

TimesSquare Capital Management, LLC, ("TimesSquare") 1177 Avenue of Americas, 39th Floor, New York, New York 10036, serves as a subadviser to the Aggressive Opportunities Fund. TimesSquare is owned by its senior executives and Affiliated Managers Group, Inc. which is a publicly traded asset management holding company.

Tukman Grossman Capital Management, Inc. ("Tukman Grossman"), 60 E. Sir Francis Drake Blvd., Larkspur, California, 94939, serves as a subadviser to the Growth Fund. Tukman Grossman Capital Management is controlled by its President, Melvin Tukman, and Vice President, Dan Grossman.

Walter Scott & Partners Limited ("Walter Scott"), One Charlotte Square, Edinburgh, Scotland EH2 4DZ, UK, serves as a subadviser to the International Fund. Walter Scott is an indirect wholly owned subsidiary within the Mellon Financial Corporation group, a publicly held company.

WEDGE Capital Management L.L.P. ("WEDGE"), 301 South College Street, Suite 2920 Charlotte, North Carolina, 28202 serves as a subadviser to the Select Value Fund. WEDGE is structured as a North Carolina limited liability partnership with thirteen general partners.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109, serves as a subadviser to the Growth & Income and Discovery Funds. Wellington Management is a Massachusetts limited liability partnership.

Westfield Capital Management Company, LLC ("Westfield"), One Financial Center, Boston Massachusetts, 02111, serves as a subadviser to the Growth Fund. Westfield is wholly owned by Boston Private Financial Holdings, Inc., a publicly traded, wealth management company.

Information on the advisory services provided by each subadviser for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks."

The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. A subadvisory fee is assessed against average daily net assets under management unless otherwise noted. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2005, 2006 and 2007 are set forth below.

                                         AMOUNT     AMOUNT     AMOUNT
                       ASSETS             PAID       PAID       PAID
FUND/SUBADVISER(1)     MANAGED    FEE   12/31/05   12/31/06   12/31/07
------------------    --------   ----   --------   --------   --------
MONEY MARKET FUND     Flat Fee   0.12%     N/A        N/A        N/A

(1) Invesco Aim Advisors, Inc. (adviser to Short-Term Investments Trust Liquid Assets Portfolio) is not a subadviser to the Money Market Fund and the fee set forth above is the expense ratio of the Short-Term Investment Trust Liquid Assets Portfolio.

                                                     AMOUNT     AMOUNT     AMOUNT
                             ASSETS                   PAID       PAID       PAID
FUND/SUBADVISER(2)           MANAGED         FEE    12/31/05   12/31/06   12/31/07
------------------    ------------------    -----   --------   --------   --------
LOW DURATION BOND
FUND SUBADVISER(S)

Payden & Rygel        First $200 million     0.10%  $241,854   $256,334   $296,007
                      Next $100 million      0.09%
                      Over  $300 million     0.08%

STW                   First $130 million     0.25%  $422,757   $500,840   $547,451
                      Next $370 million     0.125%
                      Next $500 million      0.10%
                      Over $1,000 million    0.08%

(2) Prior to November 8, 2004 the name of the Fund was the Income Preservation Fund and the Fund had a different investment objective, as well as different risks, strategies and certain subadvisers. Prior to May 1, 2007, the name of the Fund was the Short-Term Bond Fund.

                                                   AMOUNT     AMOUNT     AMOUNT
                             ASSETS                 PAID       PAID       PAID
FUND/SUBADVISER(3)           MANAGED        FEE   12/31/05   12/31/06   12/31/07
------------------    ------------------   ----   --------   --------   --------
INFLATION PROTECTED
SECURITIES FUND
SUBADVISER(S)

Mellon Capital        First $100 million   0.06%   $90,032   $104,960   $ 47,402
Management            Next $900 million    0.05%
                      Over $1 billion      0.01%

PIMCO                 Flat Fee             0.20%     N/A        N/A     $109,805

FFTW                  First $250 million   0.12%     N/A        N/A     $  4,999
                      Over $250 million    0.10%

BlackRock             First $100 million   0.12%     N/A        N/A        N/A
                      Next $100 million    0.10%

                                                   AMOUNT     AMOUNT     AMOUNT
                             ASSETS                 PAID       PAID       PAID
FUND/SUBADVISER(3)           MANAGED        FEE   12/31/05   12/31/06   12/31/07
------------------    ------------------   ----   --------   --------   --------
                      Over $200 million    0.08%

(3) Prior to May 1, 2007, the name of the Fund was the US Government Securities Fund. Mellon Capital Management served as subadviser to the Fund from December 2003 to May 1, 2007. Effective September 14, 2006, the fee schedule for Mellon Capital Management was amended to incorporate an additional breakpoint of 0.01% of average net assets over $1 billion. PIMCO and FFTW began serving as subadvisers on May 1, 2007 and Mellon Capital Management ceased serving as subadviser on that date. FFTW ceased to serve as a subadviser on May 22, 2007. BlackRock began serving as a subadviser on October 30, 2007.

                                                     AMOUNT       AMOUNT       AMOUNT
                             ASSETS                   PAID         PAID         PAID
FUND/SUBADVISER              MANAGED        FEE     12/31/05     12/31/06     12/31/07
---------------       ------------------   -----   ----------   ----------   ----------
ASSET ALLOCATION
FUND SUBADVISER(S)

Mellon Capital        First $200 million   0.375%  $1,752,022   $1,704,554   $1,761,239
Management            Next $300 million     0.20%
                      Over $500 million     0.15%

                                                     AMOUNT       AMOUNT       AMOUNT
                             ASSETS                   PAID         PAID         PAID
FUND/SUBADVISER(4)           MANAGED        FEE     12/31/05     12/31/06     12/31/07
------------------    ------------------   -----   ----------   ----------   ----------
EQUITY INCOME FUND
SUBADVISER(S)

BHMS                  First $10 million     0.75%  $  968,978   $1,051,322   $1,231,077
                      Next $15 million      0.50%
                      Next $175 million     0.25%
                      Next $600 million     0.20%
                      Next $200 million     0.15%
                      Over $1 billion       0.13%

Southeastern          First $50 million     0.75%  $1,802,765   $2,149,763   $2,711,857
                      Over $50 million      0.50%

                                                     AMOUNT       AMOUNT       AMOUNT
                             ASSETS                   PAID         PAID         PAID
FUND/SUBADVISER(4)           MANAGED        FEE     12/31/05     12/31/06     12/31/07
------------------    ------------------   -----   ----------   ----------   ----------
T. Rowe Price         First $250 million    0.40%  $1,782,992   $1,614,472   $1,926,946
                      Next $250 million    0.375%
                      Over $500 million     0.35%

(4.) T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. The waiver equaled $93,842, $67,507, and $86,482 for the fiscal years ended December 31, 2005, 2006 and 2007. Prior to January 1, 2006, T. Rowe Price's subadvisory fees with respect to the Fund were: 0.40% on the first $500 million and 0.375% over $500 million.

                                                     AMOUNT       AMOUNT       AMOUNT
                             ASSETS                   PAID         PAID         PAID
FUND/SUBADVISER(5)           MANAGED        FEE     12/31/05     12/31/06     12/31/07
------------------    ------------------   -----   ----------   ----------   ----------
GROWTH & INCOME
FUND SUBADVISER(S)

Capital Guardian      First $25 million     0.55%  $  896,932   $  813,268   $  938,613
                      Next $25 million      0.40%
                      Over $50 million     0.225%

T. Rowe Price         First $250 million    0.40%  $1,398,581   $1,283,233   $1,540,505
                      Next $250 million    0.375%
                      Over $500 million     0.35%

Wellington            First $50 million     0.40%  $  863,285   $  961,982   $1,109,760
Management            Next $50 million      0.30%
                      Over $100 million     0.25%

(5.) A minimum fee of $167,500 is payable to Capital Guardian. T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. The waiver equaled $73,610, $54,771, and $66,450 for the fiscal years ended December 31, 2005, 2006 and 2007. Prior to January 1, 2006, T. Rowe Price's subadvisory fees with respect to the Fund were: 0.40% on the first $500 million and 0.375% over $500 million.

                                                     AMOUNT       AMOUNT       AMOUNT
                             ASSETS                   PAID         PAID         PAID
FUND/SUBADVISER(6)           MANAGED        FEE     12/31/05     12/31/06     12/31/07
------------------    ------------------   -----   ----------   ----------   ----------
GROWTH FUND
SUBADVISER(S)

Brown Capital         First $50 million    0.50%   $1,234,217       N/A          N/A
Management, Inc.      Next $50 million     0.40%

                                                    AMOUNT       AMOUNT       AMOUNT
                             ASSETS                  PAID         PAID         PAID
FUND/SUBADVISER(6)           MANAGED        FEE    12/31/05     12/31/06     12/31/07
------------------    ------------------   ----   ----------   ----------   ----------
                      Next $100 million    0.30%
                      Next $300 million    0.25%
                      Over $500 million    0.20%

Fidelity Management
& Research Company
("FMR")               First $25 million    0.80%  $4,051,577   $1,673,807   $  504,840
                      Over $25 million     0.60%

Peregrine             First $700 million   0.36%  $2,678,504   $2,307,851   $2,477,032
                      Over $700 million    0.20%

Tukman Grossman       If average daily     0.50%  $3,033,300   $2,408,849   $2,729,581
                      net assets are
                      below $600 million
                      If average daily
                      net assets are
                      above $600 million
                      First $20 million    1.00%
                      Next $480 million    0.50%
                      Next $500 million    0.40%
                      Over $1 billion      0.30%

LMCM                  First $200 million   0.40%  $  510,778   $1,847,322   $2,676,786
                      Over $200 million    0.38%

Westfield             First $300 million   0.35%  $  444,998   $1,439,600   $1,622,566
                      Over $300 million    0.30%

GSAM                  First $50 million    0.30%  $  273,880   $  590,063   $  958,804
                      Next $100 million    0.23%
                      Over $150 million    0.20%

(6) Brown Capital Management, Inc. was terminated as a subadviser on May 23, 2005. At a meeting held on May 20, 2005, the Board of Directors approved a lower subadvisory fee for Peregrine. The fee schedule became effective May 23, 2005. Prior to that date, Peregrine was entitled to fees based on the following schedule: 0.60% on the first $25 million, 0.48% on the next $25 million and 0.40% of assets over $50 million. LMCM, Westfield and GSAM began serving the Fund as subadvisers on May 23, 2005. FMR was terminated as a subadviser on May 19, 2006. Fees paid to FMR in 2007 are for services provided in 2006.

                                                    AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(7)        ASSETS MANAGED      FEE     12/31/05      12/31/06      12/31/07
------------------      ------------------   ----   -----------   -----------   -----------
SELECT VALUE FUND
GSAM                    First $200 million   0.40%      N/A           N/A           N/A
                        Next $500 million    0.35%
                        Over $700 million    0.32%

WEDGE                   First $10 million    0.75%      N/A           N/A           N/A
                        Next $15 million     0.65%
                        Next $75 million     0.50%
                        Next $50 million     0.40%
                        Over $150 million    0.30%

Systematic              First $50 million    0.50%      N/A           N/A           N/A
                        Next $200 million    0.35%
                        Over $250 million    0.30%

(7) The Fund commenced operations on October 30, 2007. GSAM has agreed to voluntarily waive a portion of its subadvisory fees for the Fund to 0.28% on the first $200 million, 0.245% on the next $500 million and 0.224% over $700 million.

                                                    AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(8)        ASSETS MANAGED      FEE     12/31/05      12/31/06      12/31/07
------------------      ------------------   ----   -----------   -----------   -----------
AGGRESSIVE
   OPPORTUNITIES FUND
SUBADVISER(S)
Southeastern            First $50 million    0.75%   $2,835,007    $1,909,788    $1,351,656
                        Over $50 million     0 50%

T. Rowe Price           First $500 million   0.60%   $2,643,034    $2,403,730    $2,518,555
                        Over $500 million    0.55%

Wellington Management   First $100 million   0.75%   $2,612,168    $  976,449       N/A
                        Over $100 million    0.65%

LMCM                    First $200 million   0.40%      N/A        $  766,902    $1,355,657
                        Over $200 million    0.38%

TimesSquare             First $300 million   0.50%      N/A        $1,070,427    $1,783,373

                                                    AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(8)        ASSETS MANAGED      FEE     12/31/05      12/31/06      12/31/07
------------------      ------------------   ----   -----------   -----------   -----------
                        Next $200 million    0.47%
                        Over $500 million    0.45%

(8) The fee schedule for Southeastern became effective February 1, 2006. Prior to that date the fee schedule was as follows: 0.875% on the first $100 million and 0.750% over $100 million. From June 7, 2004 through January 25, 2006, Wellington Management International Ltd served as a sub-subadviser to this Fund, and was compensated from fees paid to Wellington Management. T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. The waiver equaled $139,107, $101,538 and $102,032 for the fiscal years ended December 31, 2005, 2006 and 2007. LMCM and TimesSquare began serving as subadvisers on January 25, 2006. LMCM has voluntarily agreed to waive its fees to 0.00% for the quarters ending June 30, 2008 and September 30, 2008.

                                                     AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER           ASSETS MANAGED      FEE      12/31/05      12/31/06      12/31/07
---------------         ------------------   -----   -----------   -----------   -----------
DISCOVERY FUND(9)
Payden & Rygel          First $250 million    0.15%      N/A           N/A           N/A
                        Next $250 million    0.125%
                        Next $250 million     0.10%
                        Over $750 million    0.075%

Wellington Management   First $200 million    0.73%      N/A           N/A           N/A
                        Next $300 million     0.70%
                        Over $500 million     0.67%

9    The Fund commenced operations on October 30, 2007.

                                                     AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(10)       ASSETS MANAGED      FEE      12/31/05      12/31/06      12/31/07
-------------------     ------------------   -----   -----------   -----------   -----------
INTERNATIONAL FUND
   SUBADVISER(S)
Capital Guardian        First $25 million     0.75%   $1,523,685    $1,301,556    $1,514,757
                        Next $25 million      0.60%
                        Next $200 million    0.425%
                        Over $250 million    0.375%

Artisan Partners        Flat Fee              0.70%   $2,118,863    $1,781,753    $1,921,759

                                                     AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(10)       ASSETS MANAGED      FEE      12/31/05      12/31/06      12/31/07
-------------------     ------------------   -----   -----------   -----------   -----------
GlobeFlex               Flat Fee              0.40%      N/A        $  396,712    $  682,467
Walter Scott            First $100 million    0.60%      N/A        $  552,903    $1,025,011
                        Over $100 million     0.50%

(10) Minimum fee of $337,500 is payable to Capital Guardian. GlobeFlex and Walter Scott began serving as subadvisers on January 3, 2006.

                                                      AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(11)        ASSETS MANAGED      FEE      12/31/05      12/31/06      12/31/07
-------------------     -------------------   -----   -----------   -----------   -----------
DIVERSIFIED ASSETS
   FUND
Drake                   Flat Fee              0.225%      N/A           N/A           N/A
Analytic                Flat Fee               0.45%      N/A           N/A           N/A
Mellon Capital
   Management           Flat Fee               0.65%      N/A           N/A           N/A
Payden & Rygel          First  $200 million    0.10%      N/A           N/A           N/A
                        Next $100 million      0.09%
                        Over $300 million      0.08%

(11) The Fund commenced operations on October 30, 2007. The subadvisory fee for Analytic and Mellon Capital Management will be calculated based on the average daily net asset value of the assets allocated and assigned to each of them by VIA. Payden and Rygel has agreed to waive its investment subadvisory fees so that its fees shall not exceed 0.08% of the Fund's annual average daily net assets under management with Payden and Rygel. This fee waiver is in place until April 30, 2009.

                                                   AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(12)       ASSETS MANAGED     FEE     12/31/05      12/31/06      12/31/07
-------------------     -----------------   ----   -----------   -----------   -----------
CORE BOND INDEX FUND
SUBADVISER(S)
Mellon Capital
   Management           First $50 million   0.05%   $190,630      $290,638      $246,432
                        Next $50 million    0.04%
                        Next $900 million   0.02%
                        Over $1 billion     0.01%

                                                      AMOUNT PAID   MOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(12)        ASSETS MANAGED      FEE      12/31/05     12/31/06      12/31/07
-------------------     -------------------   -----   -----------   ----------   -----------
500 STOCK INDEX FUND
SUBADVISER(S)
Mellon Capital
   Management           First $50 million      0.04%    $72,312       $73,038      $60,091
                        Next $50 million       0.03%
                        Next $900 million     0.015%
                        Over $1,000 million    0.01%

                                                       AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(12)        ASSETS MANAGED       FEE      12/31/05      12/31/06      12/31/07
-------------------     -------------------   ------   -----------   -----------   -----------
BROAD MARKET INDEX
  FUND SUBADVISER(S)
Mellon Capital
   Management           First $50 million       0.05%    $130,066      $133,434      $106,183
                        Next $50 million        0.04%
                        Next $900 million     0.0175%
                        Over $1,000 million     0.01%

                                                     AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(12)        ASSETS MANAGED      FEE     12/31/05      12/31/06      12/31/07
-------------------     -------------------   ----   -----------   -----------   -----------
MID/SMALL COMPANY
   INDEX FUND
SUBADVISER(S)
Mellon Capital
   Management           First $50 million     0.07%    $73,389       $79,500       $63,235
                        Next $50 million      0.06%
                        Next $900 million     0.02%
                        Over $1,000 million   0.01%

                                                     AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(12)        ASSETS MANAGED      FEE     12/31/05      12/31/06      12/31/07
-------------------     -------------------   ----   -----------   -----------   -----------
OVERSEAS EQUITY INDEX
   FUND
SUBADVISER(S)
Mellon Capital
   Management           First $50 million     0.10%    $63,757       $81,593       $97,638
                        Next $950 million     0.06%
                        Over $1 billion       0.01%

(12) Effective September 14, 2006, the fee schedules for the Core Bond Index and Overseas Equity Funds were amended to incorporate an additional breakpoint of 0.01% of average net assets over $1 billion.

ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS

The following represents additional information regarding other accounts managed by each Fund's portfolio manager(s) as of December 31, 2007, as well as information relating to portfolio manager compensation, potential conflicts of interest and ownership of shares.

ANALYTIC

Other accounts managed by portfolio manager(s):

                      REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                            COMPANIES                  VEHICLES                OTHER ACCOUNTS
                    ------------------------   ------------------------   ------------------------
                    NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS
                     ACCOUNTS     $MILLION     ACCOUNTS      $MILLION     ACCOUNTS      $MILLION
                    ---------   ------------   ---------   ------------   ---------   ------------
HARINDRA DE SILVA       17        $4,714.4        24         $2,287.7        33         $4,762.2
                        (0)            ($0)      (16)*      ($1,469.4)*     (14)*      ($2,061.3)*
GREGORY MCMURRAN         7        $1,673.1         3           $225.2         5         $1,086.1
                        (0)            ($0)       (2)*        ($125.7)*      (1)*        ($800.0)*
ROBERT MURDOCK           4        $1,423.9         3         $  225.2         4         $1,071.6
                        (0)            ($0)       (2)*        ($125.7)*      (1)*        ($800.0)*

*    Accounts with advisory fees based on performance.

POTENTIAL CONFLICTS OF INTEREST

Personal Accounts. The intent of Analytic's policy is to prohibit employees from acquiring securities for their own personal accounts or in the accounts of family members, without special circumstances which may arise that call for the allowance of such transactions. For example, employees may continue to hold securities held prior to joining Analytic or may be allowed to acquire securities granted from a spouse's participation in stock options compensation. Thus, while minimized, there is still a potential conflict of interest in that portfolio managers could own a security in Analytic's investable universe. To minimize such conflicts, Analytic's Code of Ethics requires all employees to pre-clear any security transactions with the firm's Review Committee. The Code of Ethics also requires employees to regularly report to Analytic's Chief Compliance Officer the securities that the employee beneficially owns.

Different fee schedules: Performance Based Fees and Non-Performance Based Fees. Sophisticated clients may be offered the choice of performance based fees or some other arrangement not dependent on performance. This could create a conflict of interest because there is theoretically more incentive for the investment team to have performance based fee accounts perform well over accounts with different fee arrangements. However, because of the model-driven and team-driven approach to investment management employed by Analytic and the fact that the accounts are continually monitored and need to share similar characteristics per strategy, this conflict of interest is minimized at Analytic.

Investment Opportunities and Trade Rotation. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of accounts and/or investment strategies. In addition, Analytic has the discretion to decide when to trade accounts and strategies. Analytic's model-driven and team-driven approach minimizes these potential conflicts of interest as does its monitoring and compliance program. Analytic has developed an in-house portfolio management system that used to monitor trading practices and portfolio holdings for accounts to check for compliance with guidelines and restrictions for the strategy.

Directed Brokerage. While Analytic has discretion to select brokers for the execution of trades for most clients' accounts under management, Analytic will allow some clients to direct brokerage as long as that broker is deemed to provide competitive price and execution. A conflict could potentially arise in deciding when to trade non-directed brokerage accounts relative to brokerage directed accounts that would have otherwise been traded at the same time. To minimize this conflict, when a portfolio manager is trading the same security with multiple brokers due to directed brokerage arrangement, he/she will try to deliver such orders simultaneously to such brokers.

COMPENSATION OF PORTFOLIO MANAGERS

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

In October 2007, the Analytic board adopted an equity plan that allows certain key employees of the firm to hold up to 24.9% direct or indirect nonvoting equity interests in the firm. Old Mutual will maintain its majority ownership in the firm. Participants in the Analytic Investors LLC Equity Plan include our executive management team and senior investment team members. As of December 31, 2007, key employees of the firm owned in excess of 10% of the firm. That ownership percentage is expected to grow to the 24.9% range in the next few years through grants to and purchases by key employees under the equity plan.

While a large portion of a portfolio manager's compensation can be indirectly tied to investment performance, variable compensation is determined by the three factors noted above (success of the firm; success of the team; and success of the individual). Thus, undue risk taking by any individual would be diluted by the impact of factors outside the control of any individual. In addition, the team management and systematic nature of Analytic's investment process mitigates the potential for a single individual to override the investment model with individual adjustments that would have a material impact on investment performance. Finally, the risk management procedures that are in place, which include daily independent review of portfolio risks and guidelines, further mitigate the ability of any individual to take undue risks in a portfolio.

ARTISAN PARTNERS

Other accounts managed by portfolio manager(s):

                    REGISTERED INVESTMENT       OTHER POOLED
                          COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                    ---------------------  ---------------------  ---------------------
FUND/PORTFOLIO               TOTAL ASSETS           TOTAL ASSETS           TOTAL ASSETS
MANAGER(S)          NUMBER  (IN MILLIONS)  NUMBER  (IN MILLIONS)  NUMBER  (IN MILLIONS)
--------------      ------  -------------  ------  -------------  ------  -------------
INTERNATIONAL FUND
   Mark Yockey        5*      $20,502.6*      1        $368.8       27       $9,253.4

* One of these accounts with assets of $664.2 million has an advisory fee based upon performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Artisan Partners' international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the Vantagepoint International Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners' international growth and international small-cap growth strategies, Artisan Partners' international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan Partners. Although Artisan Partners may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners' procedures to manage all clients within a particular strategy similarly regardless of fee structure.

In addition, Artisan Partners' policies to prevent the misuse of material non-public information may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of the transaction. This may occur if clients in a particular investment strategy invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. It may also occur if clients in a particular investment strategy invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds or an employee of Artisan Partners.

Artisan Partners' goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. These procedures involve aggregating portfolio transactions and allocating them among client accounts, and specifically address underwritten offerings, including initial public offerings.

Artisan Partners may use client brokerage to pay for research if the research provides lawful and appropriate assistance to the firm in the investment decision-making process. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction. In addition, Artisan Partners only uses client brokerage from accounts invested in a strategy for research that benefits that strategy.

Personal transactions are subject to Artisan Partners' Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners' current investment program. The Code requires pre-approval of most personal transactions in securities by Artisan Partners' employees and prohibits employees from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days. In addition, the Code requires reports of personal securities transactions to be filed with Artisan Partners' compliance department quarterly or more frequently.

COMPENSATION OF PORTFOLIO MANAGERS

Artisan Partners has designed a partnership participation, compensation, and management structure to attract and retain key personnel. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients.

Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.

BHMS

Other accounts managed by portfolio manager(s):

                       REGISTERED INVESTMENT       OTHER POOLED
                             COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                       ---------------------  ---------------------  ---------------------
FUND/PORTFOLIO                  TOTAL ASSETS           TOTAL ASSETS           TOTAL ASSETS
MANAGER(S)             NUMBER  (IN MILLIONS)  NUMBER  (IN MILLIONS)  NUMBER  (IN MILLIONS)
--------------         ------  -------------  ------  -------------  ------  -------------
EQUITY INCOME FUND
   Robert J. Chambers    11       $  855.1       3       $1,010.3      92       $4,152.6
   Mark Giambrone         9       $3,794.4       2       $  372.4      20       $1,189.9

POTENTIAL CONFLICTS OF INTEREST

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account including mutual fund accounts. BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION OF PORTFOLIO MANAGERS

In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

BLACKROCK

Other accounts managed by portfolio manager(s):

                     REGISTERED INVESTMENT       OTHER POOLED
                           COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                     ---------------------  ---------------------  ---------------------
FUND/PORTFOLIO                TOTAL ASSETS           TOTAL ASSETS           TOTAL ASSETS
MANAGER(S)           NUMBER  (IN BILLIONS)  NUMBER  (IN BILLIONS)  NUMBER  (IN BILLIONS)
--------------       ------  -------------  ------  -------------  ------  -------------
INFLATION PROTECTED
   SECURITIES FUND
   Brian Weinstein     17        $14.2       13*        $4.4*       181*      $67.3*
   Stuart Spodek       13        $ 4.5       15**       $7.0**      234**     $89.7**

* One other pooled investment vehicle with aggregate assets of $1.3 billion and eight other account with aggregate assets of $7.4 billion have advisory fees based on account performance.

** 2 other pooled investment vehicles with aggregate assets of $2.4 billion and 20 other accounts with aggregate assets of $5.0 billion have advisory fees based on account performance.

POTENTIAL CONFLICTS OF INTEREST

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Messrs. Spodek and Weinstein currently manage certain accounts that are subject to performance fees. In addition, Messrs. Spodek and Weinstein assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGERS COMPENSATION

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock ("LTIP II awards"). Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Mr. Spodek, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio managers, including Mr. Spodek is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock places compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards --Prior to mandatorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, BlackRock, Inc. granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Spodek has been granted stock options and/or restricted stock in prior years.

Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork, and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against one or more market or custom benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated. With respect to the Fund's portfolio managers, such benchmarks include the following:

Portfolio Manager            Portfolio Managed                 Benchmarks Applicable to Each Manager
-----------------            -----------------                 -------------------------------------
Stuart Spodek       Inflation Protected Securities Fund   A combination of market-based indices (e.g.,
                                                          Lehman Brothers Global Real: U.S. Tips Index),
                                                          certain customized indices and certain fund
                                                          industry peer groups.

Brian Weinstein     Inflation Protected Securities Fund   A combination of market-based indices (e.g.,
                                                          Lehman Brothers Global Real: U.S. Tips Index),
                                                          certain customized indices and certain fund
                                                          industry peer groups.

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5, and 10 year periods, as applicable. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

CAPITAL GUARDIAN

Other accounts managed by portfolio manager(s):

                        REGISTERED INVESTMENT       OTHER POOLED
                              COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                        ---------------------  ---------------------  ---------------------
FUND/PORTFOLIO                   TOTAL ASSETS           TOTAL ASSETS           TOTAL ASSETS
MANAGER(S)              NUMBER  (IN BILLIONS)  NUMBER  (IN BILLIONS)  NUMBER  (IN BILLIONS)
--------------          ------  -------------  ------  -------------  ------  -------------
GROWTH & INCOME FUND
   Terry Berkemieer(1)     9        $ 3.42       11        $10.81       184       $52.80
   Michael Ericksen(2)    11        $ 3.86       20        $15.66       267       $85.65
   David Fisher(3)        24        $25.24       29        $37.41       263       $85.56
   Karen Miller(4)        12        $ 4.98       12        $ 2.42       154       $48.23
   Ted Samuels(5)         12        $ 4.98       11.       $ 4.28       334       $30.24
   Eric Stern(6)          11        $ 4.20        6        $ 1.88        73       $14.79
   Alan Wilson(7)         13        $ 7.98        8        $ 2.23        91       $24.00

(1) 18 other accounts with aggregate assets of $9.14 billion have advisory fees based on performance.

(2) 31 other accounts with aggregate assets of $18.78 billion have advisory fees based on performance.

(3) One registered investment company with assets of $1.16 billion and eight other accounts with aggregate assets of $3.59 billion have advisory fees based on performance.

(4) 17 other accounts with aggregate assets of $11.16 billion have advisory fees based on performance.

(5) Three other accounts with aggregate assets of $1.79 billion have advisory fees based on performance.

(6) Two other accounts with aggregate assets of $1.57 billion have advisory fees based on performance.

(7) Four other accounts with aggregate assets of $2.08 billion have advisory fees based on performance.

                        REGISTERED INVESTMENT       OTHER POOLED
                              COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                        ---------------------  ---------------------  ---------------------
FUND/PORTFOLIO                   TOTAL ASSETS           TOTAL ASSETS           TOTAL ASSETS
MANAGER(S)              NUMBER  (IN BILLIONS)  NUMBER  (IN BILLIONS)  NUMBER  (IN BILLIONS)
--------------          ------  -------------  ------  -------------  ------  -------------
INTERNATIONAL FUND
   David Fisher(1)        24        $25.20       29        $37.41       263      $ 85.56
   Arthur Gromadzki(2)     7        $ 2.83        8        $17.37       101      $ 32.34
   Richard Havas(3)       12        $ 4.29       22        $26.60       170      $ 61.41
   Seung Kwak(4)           7        $ 2.83        9        $17.53       155      $ 62.74
   Nancy Kyle(5)          11        $ 4.15       16        $24.51       129      $ 44.02
   Gerald Du Manoir(6)     7        $ 2.83        9        $17.43       288      $ 37.07
   Lionel Sauvage(7)      11        $ 41.5       22        $32.85       254      $ 88.64
   Nilly Sikorsky(8)      11        $ 4.15       22        $31.36       322      $106.64
   Rudolf Staehelin(9)    11        $ 4.15       20        $31.16       233      $ 71.49

(1) One registered investment company with assets of $1.16 billion and eight other accounts with aggregate assets of $3.59 billion have advisory fees based on performance.

(2) One registered investment company with assets of $1.16 billion and five other accounts with aggregate assets of $2.36 billion have advisory fees based on performance.

(3) One registered investment company with assets of $1.16 billion and seven other accounts with aggregate assets of $2.21 billion have advisory fees based on performance..

(4) One registered investment company with assets of $1.16 billion and 16 other accounts with aggregate assets of $13.10 billion have advisory fees based on performance.

(5) One registered investment company with assets of $1.16 billion and four other accounts with aggregate assets of $1.64 billion have advisory fees based on performance.

(6) One registered investment company with assets of $1.16 billion and six other accounts with aggregate assets of $2.62 billion have advisory fees based on performance.

(7) One registered investment company with assets of $1.16 billion and 3 other accounts with aggregate assets of $1.47 billion have advisory fees based on performance.

(8) One registered investment company with assets of $1.16 billion and 37 other accounts with aggregate assets of $20.90 billion have advisory fees based on performance.

(9) One registered investment company with assets of $1.16 billion and 17 other accounts with aggregate assets of $9.56 billion have advisory fees based on performance.

POTENTIAL CONFLICTS OF INTEREST

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION OF PORTFOLIO MANAGERS

     At Capital Guardian, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.

     The benchmarks used to measure performance of the portfolio managers for Vantagepoint International Fund, as applicable, are as follows:

          -    Adjusted MSCI EAFE Index

          -    Adjusted MSCI Europe Index

          -    Adjusted MSCI Japan Index

          - Customized index based on the information provided by various third party consultants, non-U.S., Japan & Europe consultant universe indices

     The benchmarks used to measure performance of the portfolio managers for the Vantagepoint Growth & Income Fund include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

DRAKE

Other accounts managed by portfolio manager(s):

                         REGISTERED INVESTMENT       OTHER POOLED
                               COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                         ---------------------  ---------------------  ---------------------
FUND/PORTFOLIO                    TOTAL ASSETS           TOTAL ASSETS           TOTAL ASSETS
MANAGER(S)               NUMBER  (IN MILLIONS)  NUMBER  (IN BILLIONS)  NUMBER  (IN BILLIONS)
--------------           ------  -------------  ------  -------------  ------  -------------
DIVERSIFIED ASSETS FUND
   Anthony Faillace         3        $51.2         4         $4.6        20         $7.8
   Michael Goosay           3        $51.2         4         $4.6        20         $7.8
   Erik Wayda               3        $51.2         4         $4.6        20         $7.8

* One "other pooled investment vehicles" and four "other accounts" have performance fees. Total assets across these five accounts are $ 5.2 billion.

POTENTIAL CONFLICTS OF INTEREST

Drake recognizes that there is potential for conflicts of interest among the management of different products. To ensure fair and equitable allocation of trade ideas Drake has taken the following steps:

     1.   Implemented Trade Allocation and Best Execution policies;

     2. Established independent monitoring of these policies by Drake's Legal & Compliance Group; and

     3. Developed an investment philosophy and portfolio construction process which is coherent and consistent across Drake's platform.

     The firm is a fiduciary of its clients and owes each client an affirmative duty of good faith and full and fair disclosure of all material facts. Drake seeks to affirmatively exercise authority and responsibility for the benefit of its clients and seek to avoid participation in any activities that may conflict with the interests of its clients. In addition, Drake seeks to avoid activities, interests and relationships that might interfere or appear to interfere with making decisions in the best interests of its clients. Accordingly, at all times, Drake conducts its business with the following precepts in mind (per Drake's Code of Ethics):

1. PLACE THE INTERESTS OF CLIENTS FIRST. Drake avoids causing a client to take action, or not to take action, for its personal benefit rather than the benefit of the client. For example, causing a client to purchase a security it owns for the purpose of increasing the price of that security would be a violation of Drake's Code of Ethics.

2. AVOID TAKING INAPPROPRIATE ADVANTAGE OF ITS POSITION. The receipt of investment opportunities, perquisites, or gifts from persons seeking business with the firm could call into question the exercise of Drake's independent judgment. Accordingly, Drake only accept such items only in accordance with the limitations in our Code of Ethics.

3. CONDUCT ALL PERSONAL SECURITIES TRANSACTIONS IN COMPLIANCE WITH DRAKE'S CODE OF ETHICS. This includes all preauthorization and reporting requirements and procedures regarding inside information and trade allocations. While Drake encourages employees and their families to develop personal investment programs, employees must not take any action that could result in even the appearance of impropriety.

4. KEEP INFORMATION CONFIDENTIAL. Information concerning client transactions or holdings is material non-public information and Drake does not, for instance, use knowledge of any such information to profit from the market effect of those transactions.

5. COMPLY WITH THE FEDERAL SECURITIES LAW AND ALL OTHER LAWS AND REGULATIONS APPLICABLE TO THE FIRM'S BUSINESS. Employees are encouraged to make it their business to know what is required of us as an investment adviser, and integrate compliance into the performance of all duties. As a matter of policy, when acting in respect of mutual funds or other clients, employees may not:

          - employ any device, scheme or artifice to defraud a mutual fund or client;

          - make any untrue statement of a material fact to a mutual fund or other client or omit to state a material fact necessary in order to make the statements made to a mutual fund or client, in light of the circumstances under which they are made, not misleading;

          - engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a mutual fund or other client; or

          - engage in any manipulative practice with respect to a mutual fund or other client.

6. SEEK ADVICE WHEN IN DOUBT ABOUT THE PROPRIETY OF ANY ACTION OR SITUATION. Employees are instructed to address any questions concerning the Code of Ethics to the Chief Compliance Officer, who is encouraged to consult with outside counsel, outside auditors or other professionals, as necessary.

Furthermore, where appropriate portfolio managers aggregate orders to ensure best execution for all participating accounts. After an order has been placed, the portfolio manager follows the Drake Trade Allocation Policy to allocate the order to all participating accounts appropriately, taking into account risk parameters, cash availability and diversification benefits, among other factors. Partial fills and fills executed at different prices are also handled in accordance with the Trade Allocation Policy, which is designed to ensure that participating accounts are accorded equal treatment. Trade allocations are reviewed by the Investment Operations Group prior to confirmation with the counterparty via an automated trade compliance system and on a post-trade basis by the Legal & Compliance Group.

Drake has taken great care in the construction of the portfolio management resources to build out a team that can efficiently and consistently source alpha opportunities across global fixed income markets. Drake takes a holistic approach to investing where the only difference between the implementation and inclusion of various active themes are each product's specific guidelines and risk tolerances. All of Drake's portfolios are managed by the same team with the CIO Anthony Faillace as the final decision maker and views are applied consistently across the portfolios. Drake believes that best ideas should be implemented wherever the opportunity exists and not be driven by strict benchmark security selection constraints. With this backdrop of an "alpha is alpha" approach, the correlation of alpha, with alpha equaling the excess returns in Drake's traditional portfolios and the absolute return of Drake's alternative portfolios, among Drake's products is high. There are obviously overlaps in holdings across the portfolios and therefore it is important to note that Drake operates in global fixed income and currency markets which are the largest and most liquid in the world. Market constraints have never impacted the allocation of ideas across the alternative and traditional vehicles. The primary considerations are portfolio construction and cognizance of the appropriateness of an investment idea for funds with varying risk/return profiles and targets.

COMPENSATION OF PORTFOLIO MANAGERS

The elements of total compensation for portfolio managers are base salary, annual performance-based cash and equity compensation (cash and equity bonus) and other benefits. Drake has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. While portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios managed, their compensation is not based on a formulaic application of relative investment performance, and takes into consideration factors outside of portfolio performance, such as the overall success of the firm and their contribution to their sector's, and the firm's development.

BASE SALARY

Under Drake's approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION

Drake believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

Drake's portfolio manager compensation program includes: investment performance relative to appropriate competitors or benchmarks over varying performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, compliance and risk control, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, leadership, technology and innovation. All factors are considered collectively by company management.

CASH BONUS

Performance-based compensation is distributed to portfolio managers primarily in cash, but may include equity and other forms of deferred compensation. Typically, the cash bonus, when combined with base salary, represents more than 80% of total compensation for portfolio managers.

EQUITY AND DEFERRED COMPENSATION BONUS

A portion of the dollar value of the total annual bonus may be paid in equity and other forms of deferred compensation. Paying a portion of annual bonuses in equity and/or deferred compensation puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods.

The ultimate value of equity bonuses and deferred compensation awards is dependent on the future value of the company. As such, the equity bonus aligns each portfolio manager's financial interests with those of the company's other equity owners and encourages a balance between short-term goals and long-term strategic objectives. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect the company's reputation for integrity.

OTHER BENEFITS

Portfolio managers are also eligible to participate in broad-based plans offered generally to company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

GLOBEFLEX

Other accounts managed by portfolio manager(s):

                    REGISTERED INVESTMENT       OTHER POOLED
                          COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
                    ---------------------  ---------------------  ---------------------
FUND/PORTFOLIO               TOTAL ASSETS           TOTAL ASSETS           TOTAL ASSETS
MANAGER(S)          NUMBER  (IN MILLIONS)  NUMBER  (IN MILLIONS)  NUMBER  (IN MILLIONS)
--------------      ------  -------------  ------  -------------  ------  -------------
INTERNATIONAL FUND
   Robert Anslow       0          $0          3         $959        96*      $6,165*

* 13 of these accounts with aggregate assets of $728 million have advisory fees based on account performance.

POTENTIAL CONFLICTS OF INTEREST

GlobeFlex does not believe that any material conflicts of interest may arise in connection with the management of the Fund and its other accounts. All accounts are managed as a team, utilizing a systematic process. All accounts with the same strategy hold the same securities at the same proportionate weightings, subject to client constraints and cash flows. All accounts are managed the same whether asset-based fee or performance-based fee. Lastly, all trades are blocked and allocated pro rata among accounts. GlobeFlex has adopted policies and procedures that are designed to ensure that all clients are treated fairly.

COMPENSATION OF PORTFOLIO MANAGERS

The GlobeFlex investment team is compensated by fixed base salary and an annual performance bonus linked to both qualitative and quantitative measures. Factors considered include overall performance of all our equity strategies relative to appropriate peer groups and benchmarks over one and three year periods, as well as contribution to the original research effort, and general value-added to its team. Members of the investment team who are also GlobeFlex partners receive equity distributions based on firm-wide profits. Performance is measured on a pre-tax basis and all forms of compensation are in cash. In addition, portfolio managers participate in all other group benefits offered to all GlobeFlex employees, such as retirement and health plans. GlobeFlex personnel do not receive different or special compensation with respect to the Fund.

GSAM

Other accounts managed by portfolio manager(s):

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
GROWTH FUND
   Robert C. Jones        66        $26,146        37        $19,558         1          $211
   Mark Carhart           66        $26,146        37        $19,558         1          $211

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
SELECT VALUE FUND*
   Robert C. Jones        66        $26,146        37        $19,558         1          $211
   Mark Carhart           66        $26,146        37        $19,558         1          $211

POTENTIAL CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION OF PORTFOLIO MANAGERS

GSAM provides generous compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual's compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team's performance measures are aligned with GSAM's goals to:

(1) Exceed benchmark over one-year and three-year periods; (2) Manage portfolios within a defined range around a targeted tracking error; (3) Perform consistently with objectives and client commitments; (4) Achieve top tier rankings and ratings; and (5) Manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) Overall portfolio performance and consistency of performance over time; (2) Consistency of performance across accounts with similar profiles; (3) Compliance with risk budgets; and (4) Communication with other portfolio managers within the research process.

In addition, detailed portfolio attribution is critical to the measurement process. The benchmark for this Fund is the Russell 1000 Growth Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

LMCM

Other accounts managed by portfolio manager(s):

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN BILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
GROWTH FUND
   Robert Hagstrom         5          $2.3          2         $204.9        25         $3.08

* One of these accounts with assets of $ 650 million has an advisory fee based on performance.

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
AGGRESSIVE OPPORTUNITIES FUND
   Sam Peters              1      $2.9 billion      0           11          11         $157.7

POTENTIAL CONFLICTS OF INTEREST

The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

COMPENSATION OF PORTFOLIO MANAGERS

The portfolio managers are paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to the benchmark, the portfolio manager's performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to LMCM's research process, the profitability of LMCM and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the portfolio manager for the Growth Fund pays a performance fee, and thus may pay higher fees than the other accounts managed by such a portfolio manager if certain performance objectives and other requirements are met. Since the portfolio manager's compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the portfolio manager's bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Growth Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, LMCM maintains written policies and procedures to address the potential conflict of interests and ensure that accounts are treated equitably

The portfolio managers are also eligible to receive stock options from Legg Mason, Inc. based upon an assessment of each portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason, Inc. 401(k) program, and participation in other Legg Mason, Inc. deferred compensation plans.

MELLON CAPITAL MANAGEMENT

Other accounts managed by portfolio manager(s):

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
ASSET ALLOCATION FUND
   Helen Potter            5        $13.814        35        $14.942        102       $32.767
   Paul Benson             5        $13.814        35        $14.942        102       $32.767

* Number of accounts where advisory fee is based on account performance: 1 registered investment company with assets of $12.674 million; and 32 other accounts with assets of $10.637 million.

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
CORE BOND INDEX FUND
   Dave Kwan              12         $1.500        31        $12.604        18         $3.947
   Lowell Bennett         12         $1.500        31        $12.604        18         $3.947

Number of accounts where advisory fee is based on account performance: 0 registered investment company with assets of $0 million; and 2 other accounts with assets of $351 million.

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
500 STOCK  INDEX, BROAD MARKET INDEX, MID/SMALL COMPANY INDEX AND OVERSEAS EQUITY INDEX FUNDS
   Richard Brown          39        $15.313        38        $46.637        29        $25.092
   Karen Wong             52        $28.422        44        $46.890        40        $25.771

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
DIVERSIFIED ASSETS FUND
   Helen Potter            5        $13.814        35        $14.942        102       $32.767
   Vassilis Dagioglu       5        $13.814        35        $14.942        102       $32.767
   James H. Stavena        5        $13.814        35        $14.942        102       $32.767

* Number of accounts where advisory fee is based on account performance: 1 registered investment company with assets of $12.674 million; and 32 other accounts with assets of $10.637 million.

POTENTIAL CONFLICTS OF INTEREST

At Mellon Capital individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

COMPENSATION OF PORTFOLIO MANAGERS

As of January 2007, Mellon Capital's portfolio managers responsible for both passively managed and actively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The portfolio manager's base salary is not based on investment performance of the Fund(s).

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. For actively managed funds, the performance factors depend on how successfully the portfolio manager out performs the relevant benchmark while maintaining the appropriate risk profile for the fund over the past year. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

PAYDEN & RYGEL

Other accounts managed by portfolio manager(s):

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
LOW DURATION BOND FUND
   Brian W. Matthews       0          $ 0           1          $584          24        $6,563
   Mary Beth Syal          4          $94           0          $  0         150        $2,529

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
DISCOVERY FUND
   Asha B. Joshi           1           60           0          $  0         19         $4,860
   Brian W. Matthews       0          $ 0           1          $584         24         $6,563

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
DIVERSIFIED ASSETS FUND
   Mary Beth Syal          4         $ 94           0         $  0         150*       $2,529*
   Brian W. Matthews                                1         $584          24*       $6,563*

* One of these accounts with aggregate assets of $163 million has an advisory fee based on account performance.

POTENTIAL CONFLICTS OF INTEREST

As a fiduciary, Payden & Rygel has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. This policy establishes only the framework within which Payden & Rygel operates its business. Thus, if an employee is uncertain whether a conflict of interest exists, the employee should always seek further clarification by contacting Payden & Rygel's Chief Compliance Officer.

Conflicts Among Client Accounts: Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another (e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated). In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

Client Accounts: Trade Allocation/Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these "block trades" are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel's goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel's traders is to allocate the purchase of the security on a pro rata basis across all such accounts. By the same token, when selling a partial amount of a security held by many accounts, the Payden & Rygel's basic procedure is to allocate the sale of the security on a pro rata basis across all such accounts.

COMPENSATION OF PORTFOLIO MANAGERS

In addition to highly competitive base salaries, each employee receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.

Key personnel receive either a deferred compensation plan or equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm's performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.

Payden & Rygel does not compensate directly on performance of individual portfolios, business brought in or any other specific measure. Cash bonuses are determined on overall contribution and are subjective. We believe that basing compensation on specific measures such as investment performance can at times create conflicts of interest.

PEREGRINE

Other accounts managed by portfolio manager(s):

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)R             NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
GROWTH FUND
   John Dale               2         $2,596         1          $165         30         $2,069
   Gary Nussbaum           2         $2,596         1          $165         26         $2,057

POTENTIAL CONFLICTS OF INTEREST

Peregrine believes there are no material conflicts that may arise in connection with its management of the Fund's investments and other accounts. All portfolios are managed on a team basis and hold the same securities in the same proportionate weightings, subject to client constraints and cash flows. We monitor performance dispersion and allocation of securities to ensure equal treatment.

COMPENSATION OF PORTFOLIO MANAGERS

Peregrine has an entrepreneurial compensation plan for portfolio managers where their upside is uncapped. Each style team fully participates in the success of their product and the firm as a whole. Portfolio manager compensation consists of a competitive base salary, but is skewed heavily toward the incentive structure. The primary factor driving portfolio managers' incentives is revenue generated by their style. Revenue reflects investment performance, client retention, and asset growth, aligning the interests of portfolio managers with their clients. This style is capped at twenty-five relationships, some of which involve multiple accounts. This self-imposed constraint enables portfolio managers to be intimately involved in each relationship.

Secondarily, a portion of portfolio managers' incentives are tied to Peregrine's overall profitability. In addition, a portion of the incentive compensation is specifically tied to composite investment performance relative to the Russell 1000 Growth Index and the Lipper Large-Cap Growth Fund average over one, three, and five years. All Peregrine compensation is paid in cash. As a subsidiary of Wells Fargo, Peregrine employees may participate in benefits offered by its parent, including cash balance pension, 401(k), and deferred compensation plans.

PIMCO

Other accounts managed by portfolio manager(s):

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
INFLATION PROTECTED SECURITIES FUND
   Mihir Worah            14        $313,051       23         $3,847        29*       $10,700*

* Ten of these accounts with aggregate assets of $1,315 million have an advisory fee based upon the performance of the account

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

- 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

- Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

-    Amount and nature of assets managed by the portfolio manager;

- Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

- Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

- Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

-    Contributions to asset retention, gathering and client satisfaction;

-    Contributions to mentoring, coaching and/or supervising; and

-    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

STW

Other accounts managed by portfolio manager(s):

                              REGISTERED INVESTMENT        OTHER POOLED
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                             ----------------------   ----------------------   ----------------------
FUND/                                  TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
PORTFOLIO MANAGER(S)         NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------------         ------   -------------   ------   -------------   ------   -------------
LOW DURATION BOND FUND
William H. Williams             2          $562          2          $248         89        $10,015
Edward H. Jewett                2          $562          2          $248         89        $10,015
Richard A. Rezek, Jr., CFA      2          $562          2          $248         89        $10,015
Andrew B.J. Chorlton, CFA       2          $562          2          $248         89        $10,015
John Barclay Rodgers, CFA       2          $562          2          $248         89        $10,015
Benson Chau, CFA                2          $562          2          $248         89        $10,015

POTENTIAL CONFLICTS OF INTEREST

As an investment adviser and fiduciary, STW owes its clients an undivided duty of loyalty. STW recognizes that conflicts of interest are inherent in their business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. It is STW's policy to: (1) identify material conflicts between its interests and those of its clients; (2) address and resolve at an appropriate level all material conflicts of interest; and (3) fully and fairly disclose any material conflicts of interest to clients.

The Portfolio Management Team's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Management Team could favor one account over another. However, STW believes that these risks are mitigated by the fact that accounts with like investment strategies are generally managed in a similar fashion, subject to certain exceptions and investment restrictions imposed by a client. In particular, STW's objective in allocating trades is to do so in a way that allows the Portfolio Management Team to construct portfolios that reflect STW's consideration of relative values, client guidelines and objectives and STW policy. STW allocates trades as equitably as is practical among client portfolios. While the allocation process is by necessity somewhat subjective, there are portfolio characteristics and security features that are regularly considered by STW to aid in promoting consistency and fairness. While the securities owned in each portfolio are not necessarily the same from client to client, the structure of each portfolio is analogous. No securities are purchased without an understanding that they can be appropriately allocated. Prior to executing aggregated block trades, the Portfolio Management Team considers which portfolios are eligible and appropriate to participate in the transaction and whether the accounts are constrained by specific guidelines or restrictions. STW aggregates transactions when it believes that aggregation is consistent with its duty to seek best execution for clients.

COMPENSATION OF PORTFOLIO MANAGERS

Compensation is not fixed. STW employees do not receive investment performance-based incentive compensation. Compensation is not based on the value of assets held in client portfolios. All portfolio managers receive a salary, generous fringe benefits, including a 401(k) defined contribution plan and a discretionary year-end bonus tied to personal performance. Additionally, portfolio managers who are also principals may participate in an additional bonus compensation plan (phantom stock) tied to the firm's profits.

SOUTHEASTERN

Other accounts managed by portfolio manager(s):

                        REGISTERED INVESTMENT        OTHER POOLED
                              COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                       ----------------------   ----------------------   ----------------------
FUND/                            TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------------   ------   -------------   ------   -------------   ------   -------------
EQUITY INCOME AND AGGRESSIVE OPPORTUNITIES FUNDS
   O. Mason Hawkins       5        $18,842        20         $2,211       192*       $20,306*
   G. Staley Cates        5        $18,842        20         $2,211       192*       $20,306*

* Six of these accounts with aggregate assets of $ 921,187 million have an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Conflicts of interest could arise in connection with managing the Vantagepoint accounts side by side with Southeastern's other account clients (the "Other Accounts"). Southeastern's Other Accounts include domestic, global, international, small-cap and balanced mandates, and investment opportunities may be appropriate for more than one category of account. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern's compliance personnel routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in the chart above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were less than 3% of total assets under management at December 31, 2007. Much more material is the ownership Southeastern's personnel have in each of the Longleaf Partners Funds, a mutual fund family for which Southeastern serves as lead manager. Longleaf's portfolios are managed under the same allocation principles and compliance reviews as all other accounts, however, and should receive equal treatment.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio manager compensation at December 31, 2007 included the following: competitive salary (comparable to investment firms elsewhere); and bonus based on contribution to the firm over the year. Contribution to the firm includes: how investment ideas generated by the manager performed both in price and value growth; how the other Southeastern accounts performed as measured against inflation plus 10%; and how the overall firm performed.

SYSTEMATIC

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT        OTHER POOLED
                                   COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                            ----------------------   ----------------------   ----------------------
                                      TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------   ------   -------------   ------   -------------
Ronald Mushock                 4        $4113.7         1         $ 11.0      1,751*     $1,671.0*
Kevin McCreesh                 4        $ 870.1         7         $682.2        223*     $4,292.9*

* One account with aggregate assets of $353.6 million has an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Systematic is majority owned by AMG, a publicly traded company, which invests in mid-sized asset management firms. Neither AMG nor any of their other affiliates formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.

Conflicts of interest, including employee personal securities trading, security selection, proxy voting and security allocation, those more material in nature, may arise as a result of providing advisory services to a diverse group of clients invested in various strategies. To avoid such potential conflicts and harm to Systematic's clients, Systematic has adopted policies and procedures, including but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting and Trade Error Policies, which are accompanied by periodic testing and reviews, and are reasonably designed to detect such conflicts and protect the interests of its clients.

COMPENSATION OF PORTFOLIO MANAGERS

Compensation of Portfolio Managers Ron Mushock and Kevin McCreesh are partners of the firm and co-Portfolio managers for the strategy. Employee-owners receive income distributions scaled to the company's profit margins. Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to Systematic's investment process and its results. Other factors influencing the performance bonus include overall growth and profitability of the firm and client service responsibilities. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for its investment team. Moreover, Messrs. Mushock and McCreesh are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

T. ROWE PRICE

Other accounts managed by portfolio manager(s):

                                 REGISTERED INVESTMENT        OTHER POOLED
                                       COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                ----------------------   ----------------------   ----------------------
                                          TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)       NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------       ------   -------------   ------   -------------   ------   -------------
EQUITY INCOME FUND
   Brian C. Rogers                14       $33,377.6        2         $860.0        15        $1,541.0
GROWTH  & INCOME FUND
   Larry J. Puglia                19       $21,077.6        3         $662.6        11        $1,426.4
AGGRESSIVE OPPORTUNITIES FUND
   John H. Laporte                 1       $ 7,165.8        1         $210.6        10        $  1,052

POTENTIAL CONFLICTS OF INTEREST

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, T. Rowe Price's portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and ten-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring its younger analysts, and being good corporate citizens are important components of its long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by a portfolio manager.

TIMESSQUARE

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT        OTHER POOLED
                                   COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                            ----------------------   ----------------------   ----------------------
                                      TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------   ------   -------------   ------   -------------
AGGRESSIVE OPPORTUNITIES FUND
   Tony Rosenthal              3         828.89         1          2.67        103*       6301.58
   Grant Babyak                7        2732.38         1          2.67        143**      7970.53

* 4 accounts with aggregate assets of $438 million have an advisory fee based upon the performance of the account.

** 5 accounts with aggregate assets of $548 million have an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The following highlights of TimesSquare's compliance program are critical in the firm's avoidance of conflicts of interest.

Code of Ethics - Personal Trading Conflicts:

As a relatively small entity, TimeSquare treats all personnel as "Access Persons." All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $15 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $15 billion limitation is extremely effective in avoiding conflicts since TimesSquare only manages investment portfolios with small to mid cap market mandates and thus rarely purchase securities with a market cap above $15 billion for clients. TimesSquare's Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly traded securities may be filled by TimesSquare's trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare's judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts' requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio's relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Such aggregation does not always include "program trades" for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare's active equity trading desk. TimesSquare's trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

Where the actual allocation of new mid cap growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Proxy Voting Conflicts:

TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service - RiskMetrics Group. The pre-determined guidelines are developed through consultation with equity analysts and portfolio managers, and are reviewed and approved annually by TimesSquare's Proxy Voting Committee.

To address potential material conflicts of interest between the interests of TimesSquare and its clients, TimesSquare adheres to the pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

Taking into consideration all pertinent factors, the proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies' directors, management, and employees.

TimesSquare's compliance personnel are responsible for ensuring that all proxies are voted in a manner consistent with policy and procedures, required records are maintained, and, as requested, reports provided to clients.

While TimesSquare does not anticipate material conflicts of interest arising in the proxy voting area, in the event that a conflict did arise, such conflict would be handled in accordance with its Proxy Voting Policies.

Conflict Management:

To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm's policies, the firm's Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare's fiduciary duty and the best interests of its clients.

TimesSquare's entire mid-cap growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

COMPENSATION OF PORTFOLIO MANAGERS

TimesSquare's compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to client investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals' compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. Based on recent research, the firm's top performing employee compensation falls within the top decile of the industry. Studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid. The firm adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan:

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons. Such performance is measured over 1 and 3 year time periods versus the Russell Mid Cap Growth Index. Performance is analyzed on a pre-tax basis.

Equity Ownership:

Senior investment professionals receive significant equity ownership in the firm, subject to a five year "cliff vesting" period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in the firm's business, senior professionals benefit from client retention and prudent business management. Currently, substantially all of the firm's investment professionals retain ownership.

TUKMAN GROSSMAN

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT        OTHER POOLED
                                   COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                            ----------------------   ----------------------   ----------------------
                                      TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------   ------   -------------   ------   -------------
GROWTH FUND
   Dan Grossman                0           $0           1          $41          45         $4,051
   Melvin Tukman               0           $0           1          $41          45         $4,051

POTENTIAL CONFLICTS OF INTEREST

Tukman believes there are no material conflicts of interest between the Growth Fund and the other managed accounts. All accounts are managed under a single investment strategy. Security trades are generally allocated across all client accounts on a pro-rata basis in each client's best interest.

COMPENSATION OF PORTFOLIO MANAGERS

Melvin Tukman and Dan Grossman are owners of Tukman. Their compensation consists of a fixed salary and a share of the firm-wide profits. In addition, they participate in the standard retirement benefits and health and welfare plans available to all Tukman employees.

WALTER SCOTT

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT        OTHER POOLED
                                   COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                            ----------------------   ----------------------   ----------------------
                                      TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------   ------   -------------   ------   -------------
INTERNATIONAL FUND
   Alan McFarlane              5         $915.4        54       $12,215.3       96*      $21,108.4*
   Dr. Kenneth Lyall           5         $915.4        54       $12,215.3       96*      $21,108.4

* Four of these accounts with aggregate assets of $2,991.2 million have advisory fees based on account performance.

POTENTIAL CONFLICTS OF INTEREST

Walter Scott was founded in 1983 and has been run from the outset to avoid any conflicts of interest arising between the company and its clients. With regard to the conflicts inherent within an investment management firm, Walter Scott has developed various rules and procedures to manage these.

The first of these is that the firm does not trade on its own balance sheet nor do we charge any other fees to clients apart from the investment management fee. The firm tries to align its interests alongside the interests of its clients. Walter Scott has strict personal trading rules prohibiting members of the staff from purchasing individual securities or in any collective investment vehicle where the firm acts as subadviser.

With regard to allocation of investment opportunities, the firm has a unique department called "Portfolio Control" which is charged with translating the company's investment decisions into the structure of portfolios in line with client mandates and restrictions; Walter Scott does not assign a named portfolio manager to any individual fund. There is a formal meeting every quarter at which similarly mandated portfolios are reviewed not only from a performance standpoint but also with respect to their geographic and sectoral dispersion. "Dealing" (i.e., Trading) is a separate department and the firm maintains an authorized brokers list. Walter Scott has policies and procedures for fair and timely allocation of trades. Walter Scott has no soft commission arrangements for its own benefit nor does it cross stock between client accounts.

Walter Scott does not normally offer performance based fees but has acceded to requests for these fees from two U.S. and two European clients. Walter Scott has policies in place to ensure that these portfolios are treated in exactly the same way as all other accounts.

All aspects of the firm procedures are documented and inspected through a risked based monitoring program by risk and compliance department.

COMPENSATION OF PORTFOLIO MANAGERS

The entire financial incentive as a portfolio manager is of an income nature. Throughout the remuneration structure the reward reflects contribution to the firm as a whole. At the more junior levels this includes competitive salary and discretionary bonus. At the senior levels the bonus component is more akin to a net income share. The bonus pool available for all staff is determined as a fixed percentage of the gross profit of the company on an annual basis. Fixed salaries are based on an individual's level of experience as well as his position within the company. Annual bonuses are based on the performance of the firm and are determined by the Compensation Committee's Board of Directors. All employees participate in the company's pension program which is structured as a defined contribution scheme. Remuneration is not linked to performance of a specific fund but to the performance of the whole company.

WEDGE

Other accounts managed by portfolio manager(s):

                   REGISTERED INVESTMENT        OTHER POOLED
                         COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                  ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO              TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)        NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------    ------   -------------   ------   -------------   ------   -------------
Paul VeZolles       5           $427          1           $4          229        $4,289
Martin Robinson     5           $427          1           $4          229        $4,289
John Norman         5           $427          1           $4          229        $4,289

POTENTIAL CONFLICTS OF INTEREST

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or selfishly enhancing its relationship with a broker/consultant for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

COMPENSATION OF PORTFOLIO MANAGERS

Incentive compensation plans have been structured to reward all professionals for their contribution to the growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.

WELLINGTON MANAGEMENT

Other accounts managed by portfolio manager(s):

                    REGISTERED INVESTMENT        OTHER POOLED
                          COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                   ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO               TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)         NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------     ------   -------------   ------   -------------   ------   -------------
GROWTH & INCOME
   FUND
   John R. Ryan      11*       $12,549*        4          $45          18         $3,906
   Ian R. Link        5        $ 2,343         0          $ 0           0         $    0

* Three of these accounts with aggregate assets of $8,268 million have an advisory fee based upon the performance of the account.

                    REGISTERED INVESTMENT        OTHER POOLED
                          COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                   ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO               TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)         NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------     ------   -------------   ------   -------------   ------   -------------
DISCOVERY FUND
   Jamie A. Rome      5          $732         11         $1,295        19*       $2,975*

* One of these accounts with assets of $79 million has an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Growth & Income Fund and the Discovery Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Portfolio Managers") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

COMPENSATION OF PORTFOLIO MANAGERS

The Growth & Income Fund and the Discovery Fund pay Wellington Management a fee based on the assets under management of the Growth & Income Fund and the Discovery Fund as set forth in a Management Agreement between Wellington Management and Vantagepoint Investment Advisers, LLC on behalf of the Growth & Income Fund and the Discovery Fund, respectively. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Growth & Income Fund and the Discovery Fund. The following information relates to the fiscal year ended December 31, 2007.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for Messrs. Ryan and Rome, who are partners of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Link is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Growth & Income Fund and the Discovery Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Ryan and Rome are partners of the firm.

                        BENCHMARK INDEX AND/OR PEER GROUP
FUND                           FOR INCENTIVE PERIOD
----                   -----------------------------------
Growth & Income Fund   S&P 500 Index/Citigroup Value Index
Discovery Fund         Russell 2000 Index

WESTFIELD

Other accounts managed by portfolio manager(s):

                            REGISTERED INVESTMENT        OTHER POOLED
                                  COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                           ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                       TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)                 NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------             ------   -------------   ------   -------------   ------   -------------
GROWTH FUND
   William A. Muggia         11         3,279         4*        773,085*      580**     8,680,741**
   Arthur J. Bauernfeind     11         3,279         1*         18,773*      583**     9,433,187**
   Ethan J. Meyers           11         3,279         1*         18,773*      578**     9,391,087**
   Scott R. Emerman          11         3,279         1*         18,773*      578**     9,392,213**

* The advisory fee for these accounts is based in part or fully on account performance.

** The advisory fee for fourteen of these accounts with total assets of $1,124,580 million has an advisory fee based in part on account performance.

POTENTIAL CONFLICTS OF INTEREST

Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts.

The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as the investment committee must allocate their time and investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee and those that do not. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill our obligation to seek best execution, while satisfying client directed brokerage arrangements, Westfield will bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step-out trades, such orders will typically go last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm's Code of Ethics.

COMPENSATION OF PORTFOLIO MANAGERS

Mr. Emerman and Mr. Meyers are eligible for a fixed base salary and an annual bonus. The bonus is based on their individual overall performance, as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. Both Mr. Emerman and Mr. Meyers may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. As members of the investment committee, they may each receive a bonus derived from the performance fees earned on the partnerships, as distributed under the discretion of the portfolio manager. Mr. Emerman and Mr. Meyers also are eligible to earn a percentage of the firm's pre-tax profits. Approved by Westfield's Board of Directors in April 2006, the program provides Westfield's key investment team members a fixed percentage of the firm's pre-tax profits that will vest over several years.

Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. Each may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. Mr. Muggia is also entitled to receive, and has discretion to distribute, a portion of the performance fees earned on the partnerships that he manages.

VIA

Other accounts managed by portfolio manager(s):

                            REGISTERED INVESTMENT        OTHER POOLED
                                  COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                           ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                       TOTAL ASSETS             TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)                 NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------             ------   -------------   ------   -------------   ------   -------------
VIA (ADVISER TO ALL FUNDS AND PRIMARILY RESPONSIBLE FOR THE DAY TO DAY MANAGEMENT OF THE MODEL
   PORTFOLIO AND MILESTONE FUNDS)
   Wayne Wicker              0            $0           1        $6,456.6        0           $0
   Lee Trenum                0            $0           0        $      0        0           $0

POTENTIAL CONFLICTS OF INTEREST

In respect to the subadvised Funds of the Trust and the Money Market Fund, VIA normally is not involved in the day-to-day investment management and security selections of those Funds under the Trust's manager-of-manager's structure. For these Funds, subadvisers (or, in the case of the Money Market Fund, the adviser of the fund in which the Money Market Fund invests) that are not related to VIA decide what securities will be bought, sold or held for the Funds and when investment transactions will take place, and also select the broker-dealers that execute particular transactions for the Funds. This structure serves to prevent material conflicts in connection with the management of the Funds' investments between the interests of these Funds and the interests of other accounts managed by VIA's portfolio managers or other VIA affiliates. In managing the Model Portfolio and Milestone Funds, however, a potential conflict between the interests of those Funds and the underlying Funds of the Trust in which they invest may arise in connection with decisions made by VIA or its portfolio managers to change allocations to one or more underlying Funds or to rebalance the assets of the Model Portfolio or Milestone Funds in accordance with previously established allocations. This is because reallocations likely will result in net redemptions or purchases of shares of one or more underlying Funds. Depending upon the timing and/or amounts involved, reallocations have the potential to disrupt the orderly management of an underlying Fund's portfolio or to increase its expenses, including its portfolio transaction and administrative costs. VIA seeks to avoid such disruptions and expense increases by structuring the portfolios of the Model Portfolio and Milestone Funds to avoid excessive concentrations in any single underlying Fund and by appropriately planning for and managing the timing and amounts of allocation changes, so as to protect the interests of all Funds of the Trust involved and their respective shareholders. Because the investments of the Model Portfolio and Milestone Funds are limited to shares of other Funds of the Trust, the management of the Model Portfolio and Milestone Funds does not present other material conflicts of interest with other accounts managed by VIA or its portfolio managers.

COMPENSATION OF PORTFOLIO MANAGERS

Personnel of VIA are ICMA-RC employees and generally receive the same type of compensation package as other ICMA-RC employees. Additionally, VIA personnel who are responsible for the oversight of specific Funds receive special incentive compensation that is directly related to the performance of the relevant Fund or Funds. This incentive compensation is measured on a one to three year performance basis against the relative fund rankings. The benchmarks used to rank this performance are the peer groups within the Morningstar universe.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

As of December 31, 2007 none of the portfolio managers owned shares of Funds for which they provide portfolio management services.

PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Select Value Fund, the Discovery Fund, the Growth & Income Fund, the Equity Income Fund, and Asset Allocation Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and included with the realized gains of the Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions. The following tables represent the total equity brokerage commissions paid for the fiscal years ended December 31, 2005, 2006 and 2007:

                                    2005         2006         2007
                                 ----------   ----------   ----------
Money Market                     $        0   $        0   $        0
Low Duration Bond                $        0   $        0   $        0
Inflation Protected Securities   $        0   $        0   $    2,841
Asset Allocation                 $   22,046   $    5,223   $    5,160
Equity Income                    $  807,201   $  502,443   $  783,003
Growth & Income                  $  506,927   $  618,200   $  660,653
Growth                           $4,447,845   $2,757,537   $1,749,206
Select Value*                           N/A          N/A   $  143,946
Aggressive Opportunities         $1,843,557   $2,278,306   $1,466,158
Discovery*                              N/A          N/A   $  115,423
International                    $  883,424   $1,552,245    1,495,713
Diversified Assets*                     N/A          N/A   $        0
Core Bond Index                  $        0   $        0   $        0
500 Stock Index                  $   13,958   $    5,365   $    6,015
Broad Market Index               $   22,830   $   19,929   $    5,883
Mid/Small Company Index          $   23,666   $   33,043   $   53,246
Overseas Equity Index            $   15,802   $   21,746   $   37,637
Total                            $8,590,231   $7,794,037   $6,524,884

* The Select Value Fund, Discovery Fund and Diversified Assets Fund commenced operations on October 30, 2007.

Total estimated brokerage paid to brokers participating in the commission recapture program for the fiscal year ended December 31, 2007:

Equity Income Fund              $   82,477
Growth & Income Fund            $   73,922
Growth Fund                     $  658,091
Select Value Fund               $   17,637
Aggressive Opportunities Fund   $  335,874
Discovery Fund                  $    2,856
International Fund              $  175,856
Total                           $1,346,713

Fund holdings of securities of top 10 broker/dealers (or their parent) that earned the most commissions or engaged in the largest dollar amount of portfolio transactions or sold the largest dollar amount of securities during the last fiscal year as of December 31, 2007:

                                                                       VALUE OF
                                                                   SECURITIES OWNED
                                                                    AS OF 12/31/07
FUND                             NAME OF BROKER/DEALER OR PARENT    (000'S OMITTED)
----                             -------------------------------   ----------------
Low Duration Bond                Citigroup                              21,569
                                 JPMorgan Chase & Co.                    9,292
                                 Lehman Brothers Inc.                    5,764
                                 Credit Suisse First Boston              4,939
                                 UBS AG                                     10
Inflation Protected Securities   State Street Corp.                     12,371
                                 Bear Stearns & Co., Inc.                  341
Asset Allocation                 JPMorgan Chase & Co.                    6,753
                                 Citigroup                               6,642
                                 Morgan Stanley & Co., Inc.              2,539
                                 Bank of New York Mellon                 2,500
                                 Merrill Lynch & Co., Inc.               2,126
                                 Lehman Brothers Inc.                    1,559
                                 State Street Corp.                      1,415
                                 Bear Stearns & Co., Inc.                  459
                                 UBS AG                                    316
Equity Income                    State Street Corp.                     47,702
                                 UBS AG                                 28,643
                                 Citigroup                              13,371
                                 JPMorgan Chase & Co.                   12,676
                                 Bank of New York Mellon                 7,431
                                 Merrill Lynch & Co., Inc.               6,517
                                 Bear Stearns & Co., Inc.                6,345
                                 Morgan Stanley & Co., Inc.              1,965
Growth & Income                  State Street Corp.                     30,249
                                 JPMorgan Chase & Co.                   13,987
                                 Morgan Stanley & Co., Inc.              8,147
                                 Bank of New York Mellon                 8,130
                                 UBS AG                                  7,074
                                 Lehman Brothers Inc.                    2,533
                                 Merrill Lynch & Co., Inc.               1,992
                                 Citigroup                               1,214
Growth                           State Street Corp.                     83,071
                                 JPMorgan Chase & Co.                    3,090
                                 UBS AG                                  2,046
                                 Bank of New York Mellon                 1,892
Aggressive Opportunities         State Street Corp.                     31,524
                                 UBS AG                                 15,977
International                    State Street Corp.                     48,001
                                 UBS AG                                  1,305
                                 Credit Suisse First Boston              1,051
Core Bond Index                  JPMorgan Chase & Co.                   15,441
                                 Morgan Stanley & Co., Inc.             12,135
                                 State Street Corp.                     10,947
                                 Citigroup                               9,737
                                 Credit Suisse First Boston              8,456
                                 Merrill Lynch & Co., Inc.               7,712
                                 UBS AG                                  5,871
                                 Lehman Brothers Inc.                    5,017
                                 Bear Stearns & Co., Inc.                2,471
500 Stock Index                  State Street Corp.                      8,443
                                 Citigroup                               4,608
                                 JPMorgan Chase & Co.                    4,588
                                 Morgan Stanley & Co., Inc.              1,749

                                                                       VALUE OF
                                                                   SECURITIES OWNED
                                                                    AS OF 12/31/07
FUND                             NAME OF BROKER/DEALER OR PARENT    (000'S OMITTED)
----                             -------------------------------   ----------------
                                 Bank of New York Mellon                 1,725
                                 Merrill Lynch & Co., Inc.               1,434
                                 Lehman Brothers Inc.                    1,067
                                 Bear Stearns & Co., Inc.                  318
                                 UBS AG                                    217
Broad Market Index               State Street Corp.                     15,631
                                 JPMorgan Chase & Co.                    6,008
                                 Citigroup                               5,783
                                 Bank of New York Mellon                 2,200
                                 Morgan Stanley & Co., Inc.              2,031
                                 Merrill Lynch & Co., Inc.               1,812
                                 Lehman Brothers Inc.                    1,380
                                 UBS AG                                    668
                                 Bear Stearns & Co., Inc.                  429
Mid/Small Company Index          State Street Corp.                      4,219
                                 UBS AG                                    789
Overseas Equity Index            State Street Corp.                     13,439
                                 UBS AG                                  1,726
                                 Credit Suisse First Boston              1,084
Diversified Assets               JPMorgan Chase & Co.                    9,946
                                 Citigroup                               6,669
                                 Lehman Brothers Inc.                    2,934
                                 Merrill Lynch & Co., Inc.               1,389
Select Value                     Bank of New York Mellon                   102

Dollar amount of transactions and related commissions for transactions directed to a broker because of research services provided for fiscal year ended December 31, 2007:

                                TOTAL DOLLAR AMOUNT   TOTAL COMMISSIONS PAID
                                  OF TRANSACTIONS      ON SUCH TRANSACTIONS
FUND                               (000 OMITTED)           (000 OMITTED)
----                            -------------------   ----------------------
Equity Income Fund
   BHMS                               $ 20,040                 $ 14
Growth & Income Fund
   Wellington Management              $ 10,321                 $  7
Growth Fund
   Peregrine                          $ 56,416                 $ 45
   LMCM                               $ 88,091                 $ 62
   Westfield                          $122,122                 $110
Select Value Fund
   Systematic                         $ 10,636                 $  5
Aggressive Opportunities Fund
   LMCM                               $ 10,308                 $  9
   TimesSquare                        $ 31,913                 $ 38

                                TOTAL DOLLAR AMOUNT   TOTAL COMMISSIONS PAID
                                  OF TRANSACTIONS      ON SUCH TRANSACTIONS
FUND                               (000 OMITTED)           (000 OMITTED)
----                            -------------------   ----------------------
Discovery Fund
   Wellington Management              $    740                 $.81
International Fund
   Artisan Partners                   $  1,364                 $  2
   GlobeFlex                          $138,117                 $138

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Money Market Fund, the Model Portfolio Funds and the Milestone Funds, which do not have subadvisers). The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the Funds. In placing Fund transactions, therefore, each subadviser is expected to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by a subadviser in servicing other clients. On occasion, a subadviser may share research so obtained with VIA. The subadvisers are authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commissions another broker would have charged for executing that transaction, if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

One or more of the subadvisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day and are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

CAPITAL STOCK AND OTHER SECURITIES

The Trust's Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class.

     Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than the possible future termination of a Fund. A Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.

     Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Each share is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

     Voting Rights. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional share held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. Shareholders have the power to vote only as expressly granted under the 1940 Act, under Delaware statutory trust law, or by the Board. With respect to matters that affect one class or Fund but not another, shareholders vote as a class or a Fund. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund or class is required by law or where the matter involved only affects one Fund or class. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

     Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

     Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

The Trust is an open-end diversified management investment company organized as a Delaware statutory trust. As an open-end company, the Trust continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. In addition to the eligibility and conversion rights described in the Index Funds' Prospectus, other public sector employee benefit plans that utilize the EZLink platform and have average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain Individual Retirement Accounts known as "deemed (or Sidecar) IRAs," may also qualify for Class II shares as determined in accordance with the following guidelines, which may be amended by the Board of Directors from time to time:

1. Plans having a combination of plan asset size and average participant account balance size as described in the table below, either individually or in the aggregate with other plans sponsored by the same or a related public employer may be offered Class II shares of the Index Funds:

                AVERAGE
              PARTICIPANT
PLAN ASSETS     BALANCE
-----------   -----------
$20,000,000         N/A

$10,000,000     $30,000

$ 5,000,000     $40,000

2. Plans that (a) do not require significant customization for account-based services (as those services are defined in the Index Funds' Multiple Class
     Plan) and (b) meet one or more of the following criteria, may be eligible for Class II shares of the Index Funds:

          (i) there is a reasonable expectation that the plan will meet the eligibility requirements described in the Index Funds' Prospectus including the guidelines listed here within an 18-month period;

          (ii) the plan agrees to contract terms with ICMA-RC that ensure that the Class II shares of the Index Funds will be offered to participants for a multi-year period and/or in an exclusive arrangement where ICMA-RC is the sole provider of retirement services;

          (iii) the plan offers significant economies to VTA, including reduced field support, contribution processing, telephone support, or reduced communications; or

          (iv) the plan has average participant account balances greater than or equal to $50,000.

PURCHASES AND REDEMPTIONS

PURCHASES

Shares of the Funds are offered at their net asset value ("NAV") without a sales load or contingent deferred sales charge. Please refer to the Prospectus under the heading "Purchases, Exchanges and Redemptions" for additional information.

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Please refer to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the New York Stock Exchange ("NYSE"), the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the Chicago Board of Trade ("CBOT"), or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

IRA REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE.

A signature guarantee is designed to protect shareholders against fraud and may be required by the Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*    The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

*    The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*    Proceeds are to be wired to a bank account that was not pre-designated; and

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a payment of the entire redemption in cash detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Funds may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAXES

TAX ADVANTAGED SHAREHOLDERS

Shareholders who invest in the Funds through tax-qualified plans ordinarily will not be taxed on such distributions until they receive distributions/withdrawals from such plans. All earnings and gains are reinvested in the Fund and used to purchase additional shares. Contributions to such plans, as well as the earnings and gains that have been reinvested will ordinarily be taxable upon distribution or withdrawal. An investor should consult his or her benefits or tax advisor for additional information about IRS rules, regulations, or requirements pertaining to these plans.

TAX CONSEQUENCES FOR SHAREHOLDERS SUBJECT TO TAX

The following is only a summary of certain tax considerations generally affecting the Funds and any shareholders subject to tax. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of each of such issuers or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Directors reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses, incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to shareholders. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporation (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Funds will inform shareholders of the amount of your distributions at the time they are paid, and will advise shareholders of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of a shareholder's investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

If a Fund invests in U.S. Treasury Inflation Protected Securities ("TIPS") (or other inflation-adjusted debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year, even though the principal adjustments would not actually be received from the Treasury until maturity (a situation that is sometimes described as taxing "phantom income"). Conversely, a decrease in the inflation-adjusted principal amount (due to deflation) will first reduce the interest income attributable to the semiannual interest payments for the year of the adjustment; and if the amount of the decrease exceeds the income attributable to the semiannual interest payments, the excess will generally be an ordinary deduction to the extent that interest from the security was previously included in income. Any remaining decrease will be carried forward to reduce interest income on the inflation-protected security in future years. A Fund will generally recognize a capital loss if the Fund sells or exchanges the inflation-protected security, or if the security matures, before the Fund has used all that decrease.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, and CATS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations even though the Fund has not received any interest payments on such obligations during that period. Similarly, a Fund that invests in TIPS may be required to distribute to shareholders an amount greater than the total cash income it actually received. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when a subadviser may not have chosen to sell such securities and which may result in taxable gain or loss.

Certain Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a

Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporation, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. A shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return in accordance with SEC rules and standards. The Money Market Fund's yield and effective yield may also be quoted in advertisements and is calculated in accordance with SEC rules and standards.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

ADDITIONAL PERFORMANCE INFORMATION FOR VANTAGEPOINT ELITE SHAREHOLDERS

In an effort to provide taxable investors with performance information that would be most helpful to them, the following after-tax information for the one year period from January 1, 2007 through December 31, 2007 should be read in conjunction with the "Performance Tables" found in the Prospectus:

                                                         RETURN AFTER TAXES ON
                                  RETURN AFTER TAXES    DISTRIBUTIONS AND SALE
FUND                             ON DISTRIBUTIONS (%)     OF FUND SHARES (%)
----                             --------------------   ----------------------
Low Duration Bond                        3.64%                    3.38%
Inflation Protected Securities           7.74%                    6.19%
Asset Allocation                         5.07%                    4.54%
Equity Income                            3.00%                    3.45%
Growth & Income                          3.73%                    6.59%
Growth                                   9.73%                    6.48%
Aggressive Opportunities                 2.44%                    6.82%
International                           10.29%                   11.31%
Core Bond Index*                         4.64%                    4.20%
500 Stock Index*                         4.84%                    3.59%
Mid/Small Company Index*                 3.82%                    4.46%
Broad Market Index*                      4.93%                    3.63%
Overseas Equity Index*                   9.76%                    7.19%
Savings Oriented                         4.49%                    4.49%
Conservative Growth                      5.11%                    4.91%
Traditional Growth                       5.45%                    5.77%
Long-Term Growth                         6.12%                    6.55%
All-Equity Growth                        5.81%                    7.51%

Milestone Retirement Income              4.76%                    4.43%
Milestone 2010                           4.71%                    5.35%
Milestone 2015                           5.28%                    5.78%
Milestone 2020                           5.57%                    5.99%
Milestone 2025                           5.63%                    6.14%
Milestone 2030                           5.54%                    5.93%
Milestone 2035                           5.73%                    6.17%
Milestone 2040                           5.69%                    5.87%

*    Class I Shares

LEGAL COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM & CUSTODIAN

Mayer Brown LLP, 1909 K Street N.W., Washington, DC, serves as legal counsel to the Funds. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland serves as independent registered public accounting firm to the Trust.

SSBT, 200 Clarendon Street, Boston, Massachusetts, serves as custodian. Effective May 5, 2008, SSBT will no longer serve as Custodian for the Funds and JP Morgan Chase Bank, N.A., 3 MetroTech Center, Brooklyn, New York 11245 will serve as Custodian for the Funds. JP Morgan maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

                              FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended 2007, including notes there to and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Trust's Annual Report must accompany the delivery of this SAI.

APPENDIX A

Bond Ratings

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

Standard & Poor's Ratings
Group Corporate Bond Ratings

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than higher rated bonds.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc.
Corporate Bond Ratings

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

P-3 (Prime -3) Acceptable ability for repayment

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to market fluctuations than obligations carrying the higher designations.

                       FITCH - DEFINITIONS OF BOND RATINGS

A plus (+) or minus (-) may be applied to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or categories below CCC.

                         LONG-TERM ISSUE CREDIT RATINGS

AAA HIGHEST CREDIT QUALITY. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D   DEFAULT. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For
             U.S. corporates, for example, DD indicates expected recovery of

             50% - 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                         SHORT-TERM ISSUE CREDIT RATINGS

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            DEFAULT. Denotes actual or imminent payment default.

Ratings are placed on Rating Alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Alert is typically resolved over a relatively short period.

APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting polices (or summaries thereof) of Vantagepoint Investment Advisers, LLC. You may obtain information about the Funds' proxy voting decisions, without charge, by checking the Funds' website at www.icmarc.org or on the SEC's website at www.sec.gov.

VANTAGEPOINT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF
JANUARY 3, 2005

PURPOSE: Vantagepoint Investment Advisers, LLC ("VIA") has adopted these Proxy Voting Policies and Procedures ("Proxy Policies") to seek to ensure that VIA votes proxies with respect to securities held in accounts of its clients in a manner consistent with the clients' best interests.

GUIDING PRINCIPLES: It is the policy of VIA to vote client proxies for the exclusive benefit and in the best economic interests of the client, that is, in the manner that VIA believes is most likely to maximize total return to the client as an investor in the securities being voted.

SCOPE: These Proxy Policies apply where VIA has and exercises voting power in respect to client securities. Currently, VIA votes proxies for one client, The Vantagepoint Funds ("Fund"), and only in respect to shares of certain mutual funds held by various series of the Fund.(1) Certain series of the Fund invest all or part of their assets in other series of the Fund, while other series invest in mutual funds ("Third Party Funds") that are not advised by VIA or any of its related persons.

The authority and responsibility for voting proxies with respect to all other portfolio securities of the Fund has been delegated to the subadviser for each series or portion of the Fund that holds the securities being voted, under investment subadvisory agreements between the Fund, VIA and each subadviser. VIA reviews and evaluates the proxy voting policies and voting record of each subadviser as part of its initial scrutiny and ongoing oversight of each subadviser. Although VIA does not currently expect to be called on to vote proxies for the Fund where that responsibility has been delegated to a subadviser, if that were to occur, VIA would vote such proxies on a case-by-case basis, following the Guiding Principles set forth above and, where appropriate, taking into account the principles set forth in the proxy voting policies of the subadviser for the series or portion of a series holding the security to be voted.

VIA does not vote proxies for any client other than the Fund.

----------
(1) The series of the Fund for which VIA now votes proxies in respect to shares of mutual funds held in their portfolios are: (1) the Vantagepoint Money Market Fund; (2) the Vantagepoint Model Portfolio Funds (currently, the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth
     Fund); and (3) the Vantagepoint Milestone Funds (currently, the Milestone Retirement Income Fund, the Milestone 2010 Fund, the Milestone 2015 Fund, the Milestone 2020 Fund, the Milestone 2025 Fund, the Milestone 2030 Fund, the Milestone 2035 Fund and the Milestone 2040 Fund). In the future, additional series of the Fund may invest all or part of their assets in shares of mutual funds for which VIA will vote proxies in accordance with these Proxy Policies.

ADMINISTRATION OF PROXY POLICIES: VIA has established a Proxy Voting Committee comprised of members of the staff of its Investment Division and Legal Department ("Committee"). The Committee is responsible for overseeing and updating these Proxy Policies as may be appropriate from time to time.

VIA's Investment Division is responsible for overseeing and administering the voting of client proxies. The Investment Division's responsibilities include identifying any material conflicts of interest on the part of VIA or its personnel that may affect particular proxy votes and resolving any material conflicts identified in consultation with VIA's Legal Department; analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below under "Proxy Voting Guidelines;" implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by VIA.

CONFLICTS OF INTEREST:

1. Voting Shares of Series of the Fund. VIA serves as the investment adviser for all series of the Fund. In addition, VIA's parent company, the ICMA Retirement Corporation ("RC"), is the sponsor of the Fund and other subsidiaries of RC serve as the Fund's transfer agent and distributor. Where a series of the Fund invests in the shares of one or more other series of the Fund, there is the potential for a conflict of interest on the part of VIA in voting those shares, if the matter being voted would have a material impact on VIA or one of its related companies.

To avoid such potential conflicts or the appearance of conflicts, VIA, after consulting with the Fund's Board of Directors, has determined that, as a matter of policy, it normally will NOT exercise its authority to decide how to vote proxies with respect to shares of any series of the Fund held by another series. Instead, VIA generally will seek instructions on how to vote those proxies from the Board of Directors of the VantageTrust Company ("Trust Company"), and will cast the Fund's votes in accordance with the instructions received.(2) The Trust Company owns a majority of the voting shares of each series of the Fund either directly or indirectly through its holdings of shares of the Vantagepoint Model Portfolio Funds. A majority of the members of the Trust Company's Board of Directors are independent of VIA and its related companies. However, in the event that the Trust Company does not hold sufficient voting shares, directly or indirectly, to determine the outcome on any matter being voted, VIA may (a) decide how to vote the shares, if VIA determines that it does not have an actual and material conflict of interest with respect to the particular matter, e.g., a vote to approve or disapprove auditors selected by the Fund Board; or (b) seek approval from the Fund's Board of Directors for alternative ways to avoid the conflict, which may include requesting instructions from all shareholders of the series having the right to vote the proxy, retaining an independent third party to determine how to vote the proxy or casting the vote in proportion to the votes cast by shareholders other than the Fund or its series.

2. Voting Third Party Fund Proxies. Before voting, VIA's Investment Division will screen Third Party Fund proxies to seek to identify any material conflicts of interest that could affect VIA's judgment in deciding how to vote. Conflicts of interest could arise from a variety of circumstances, including, but not limited to, significant current or potential business relationships between VIA (or its related companies) and the sponsor, investment adviser or distributor of a Third Party Fund or certain personal or business relationships between personnel of VIA (or its related companies) and a Third Party Fund or such fund's investment adviser, distributor or sponsor. In evaluating the materiality of conflicts of interest, the Investment Division will consult with the Legal Department. Generally, a conflict of interest arising as a result of a current or prospective business relationship between VIA and another party with an interest in the outcome of the proxy vote will not be considered material if VIA (or a related company) did not receive more than 1% of its total revenues during its last fiscal year as a direct result of services provided by VIA (or a related company) to that party and does not reasonably expect to receive the same or a higher percentage of its total revenues from that business relationship in its current fiscal year. In addition, VIA

----------
(2) The Trust Company currently owns a majority of the voting shares of each series of the Fund and indirectly owns, through the Model Portfolio Series of the Fund, a majority of the voting shares of the Vantagepoint Short-Term Bond Fund.

does not treat the adviser/subadviser, custodial or other service provider relationships between the Fund and its third party subadvisers or other third party service providers as creating a material conflict of interest in connection with the voting of proxies in respect to the shares of a Third Party Fund that uses one or more of the same service providers. If a material conflict of interest is identified, VIA may vote the proxy in accordance with its written Proxy Voting Guidelines, but only if the guidelines specifically state how such a matter generally will be voted, i.e., the guidelines state that votes generally will be cast "for," "against," or "abstain" on that type of proposal. Otherwise, VIA will resolve the conflict as described above under "Voting Shares of Series of the Fund."

WHEN VIA MAY NOT VOTE PROXIES: VIA may not vote proxies in certain circumstances, including situations where (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) VIA concludes that the cost of voting the proxy is likely to exceed the expected benefits to the client.

Maintenance of Proxy Voting Records: AS REQUIRED BY RULE 204-2 UNDER THE INVESTMENT ADVISERS ACT OF 1940, VIA WILL MAINTAIN THE FOLLOWING RECORDS RELATING TO PROXY VOTING FOR A PERIOD OF AT LEAST SIX YEARS:

     (i) a copy of these Proxy Policies, as they may be amended from time to time;

     (ii) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC's EDGAR system;

     (iii) a record of each proxy vote cast on behalf of its clients;

     (iv) a copy of any internal documents created by VIA that were material to making the decision how to vote proxies on behalf of its clients; and

     (v) each written client request for information on how VIA voted proxies on behalf of the client and all written responses by VIA to oral or written client requests for such proxy voting information.

Disclosure: VIA will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how VIA has voted the client's proxies. A copy of these materials will be provided promptly to clients on request. For mutual fund clients, VIA will provide the proxy voting information needed to complete Form N-PX and will coordinate with each fund and its other service providers, including subadvisers of the fund, to assist the fund to obtain the information required to be filed on Form N-PX on a timely basis.

PROXY VOTING GUIDELINES

Generally, VIA will vote mutual fund proxies (with the exception of proxies in respect to shares of the Short-Term Investments Trust Liquid Assets Portfolio) in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when VIA will not strictly adhere to these guidelines in making its voting decision. At any time, VIA may seek voting instructions from its clients, including the Fund's Board of Directors or the direct or indirect owners of Fund shares.

AUDITORS

- VIA generally will vote FOR the recommendation of a fund's Board of Directors to appoint or ratify the appointment of auditors.

BOARD OF DIRECTORS/TRUSTEES ELECTIONS

- VIA generally will vote FOR all nominees of a fund's board of directors. However, each election is reviewed on a case by case basis and may include examination of the following factors: composition of the board and key board committees, each nominee's attendance at meetings, independent status, and other directorships held.

AMENDMENTS TO CHARTER DOCUMENTS

- VIA will vote on a CASE BY CASE basis proposals to amend a fund's declaration of trust, articles of incorporation or by-laws. The declaration of trust or articles of incorporation, along with the by-laws, are considered a fund's charter and describe how a fund is governed and conducts it business. A wide variety of amendments may be proposed, examples of which include:

          -    Provisions for dollar-weighted voting.

          -    The ability of a fund to reorganize without shareholder vote.

          -    Amendments allowing a fund to issue multiple classes of shares.

          - Amendments increasing or decreasing the number of directors or trustees.

          -    Fund name changes.

FUND REORGANIZATIONS AND MERGERS

- VIA generally will vote FOR proposals to reorganize a fund from a Massachusetts business trust to a Delaware business trust. A Delaware business trust generally should provide greater flexibility and efficiency in certain corporate and organizational matters.

- VIA will vote on a CASE BY CASE basis proposals for the merger of one fund into another fund. In reviewing these proposals, VIA will focus on the expected impact of the transaction on the fund whose shares are held by VIA's clients and will seek to evaluate what, if any, cost savings, efficiencies or other benefits shareholders of that fund may realize.

ADVISORY CONTRACTS

Amended advisory contracts generally must be approved by the shareholders of a fund. VIA will consider the benefits to shareholders and cost efficiencies, among other factors, when voting these proxies.

- VIA will vote on a CASE BY CASE basis proposals that would amend an advisory contract as a result of a "change of control" of an adviser.

- VIA will vote on a CASE BY CASE basis proposals that would increase an advisory fee.

- VIA will vote on a CASE BY CASE basis proposals providing for the hiring of a new adviser or subadviser.

RULE 12B-1 PLANS AND DISTRIBUTION AGREEMENTS

VIA will vote on a CASE BY CASE basis proposals to approve the use of fund assets to pay for the distribution of fund shares to new investors, to pay continuing service fees or to increase the amounts payable under or expand the scope of an existing 12b-1 plan or continuing service arrangement.

FUNDAMENTAL INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

A fund's investment objective, unless stated otherwise, is generally fundamental, and cannot be changed without a shareholder vote. In addition, a fund will have a number of fundamental policies and restrictions. These may include diversification and concentration policies and restrictions on borrowing and lending securities.

- VIA generally will vote AGAINST the reclassification of a fund's diversification policy from diversified to non-diversified.

- VIA generally will vote AGAINST changing a fund's investment objective from fundamental to non-fundamental.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's concentration policy.

- VIA generally will vote FOR amending or eliminating fundamental investment policies or restrictions that reflect outdated state law requirements.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment restrictions.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment objective.

VOTING SHARES OF THE SHORT-TERM INVESTMENTS CO. LIQUID ASSET PORTFOLIO

In voting proxies in respect to shares of the Short-Term Investments Co. Liquid Assets Portfolio held by the Vantagepoint Money Market Fund ("Money Market Fund"), VIA will either seek voting instructions from the shareholders of the Money Market Fund and vote in accordance with those instructions, or vote the shares of the Short-Term Investments Co. Liquid Assets Portfolio in the same proportion as the vote of all other holders of those shares.

                               ANALYTIC INVESTORS

                        PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of at least one of the firm's Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

     - Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

     - Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

     -    Records of votes cast on behalf of clients

     -    Records of written client requests for voting information

     - Records of written responses from Analytic Investors to both written and verbal client requests

     - Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

PROXY VOTING POLICY

1.   INTRODUCTION.

     As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.   RESPONSIBILITY FOR VOTING.

     Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.   PRIMARY CONSIDERATION IN VOTING.

     When Artisan Partners votes a client's proxy with respect to a specific issuer, a client's economic interest as a shareholder of that issuer is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

4.   ENGAGEMENT OF SERVICE PROVIDER.

     Artisan Partners has engaged Institutional Shareholder Services ("ISS") to
     (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. ("GL"), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

5.   VOTING GUIDELINES.

     A. CLIENT POLICY. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

     B. NO CLIENT POLICY. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting


Artisan Partners Limited Partnership                         Proxy Voting Policy
                                                          Legal/Compliance Group
Effective Date: 7/30/04; Revised 8/4/05, 8/3/06 and                      Page 15
8/9/07

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Proxy Voting Policy

          guidelines set forth in Appendix A hereto (the "Guidelines"). The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

     C. Limitations on Exercising Right to Vote. IN THE FOLLOWING CIRCUMSTANCES ARTISAN PARTNERS WILL NOT VOTE A CLIENT'S PROXY:

          - No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client's proxy after a client has terminated its advisory relationship with Artisan Partners.

          - Limited Value. Artisan Partners may abstain from voting the client's proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

          - Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

          - Securities Lending. Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

6.   PROXY VOTING COMMITTEE.

     Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by ISS, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified in Appendix B, as such may be

Proxy Voting Policy

     amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

7.   ADMINISTRATION.

     A. DESIGNATION OF PROXY ADMINISTRATORS. Members of the client accounting department or the legal and compliance department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

     B. RECEIPT AND RECORDING OF PROXY INFORMATION. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

          - vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

          - adopted a proxy voting policy that Artisan Partners is required to follow.

          Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

     C. NOTIFICATION OF CUSTODIAN AND ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the client accounting department or a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

     D. ISS REPORTS ON PENDING PROXY SOLICITATIONS. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS' reports as necessary, but no less frequently than weekly.

     E. PROCEDURES FOR POTENTIAL CONFLICTS OF INTEREST. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy

Proxy Voting Policy

          Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationships with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

          Each person who serves as a Proxy Administrator, who is a member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

          Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to a member of the Proxy Voting Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Voting Committee may request, the Proxy Voting Committee member will conduct an independent review of the proposed vote. If that member of the Proxy Voting Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote and identify another member of the Proxy Voting Committee without any such relationship with the Identified Issuer to conduct the review described above.

          Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of GL, provided that GL provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe GL is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by GL or any other source the Proxy Voting Committee deems reliable. In the event GL does not provide research and analysis with respect to the issuer in question or the Proxy Voting Committee has reason to believe GL is not independent of such issuer, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of ISS, provided that ISS provides research

Proxy Voting Policy

          and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe ISS is independent of such issuer. If neither GL nor ISS meet these requirements, the Proxy Voting Committee shall meet and consider what course of action will best serve the interests of Artisan Partners' clients, consistent with Artisan Partners' obligations under applicable proxy voting rules.

     F. VOTING ANALYSIS. ISS delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

          - for all votes relating to routine or corporate administrative items (as identified in the Guidelines), excluding Social and Environmental Issues (as identified in Section II(D) of the Guidelines):

                    - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines; or

                    - if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

          - for all votes relating to Social and Environmental Issues (as identified in Section II(D) of the Guidelines):

                    - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact a member of the Proxy Voting Committee and such Committee member will determine whether the vote should be cast consistent with management's recommendation or submitted to the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote (in which case the voting item will be treated as a discretionary item as set forth below); or

                    - if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

          - for all other votes (identified as discretionary items in the Guidelines):

                    - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C. If the team recommends a vote consistent with the recommendation of ISS, the Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of ISS, ISS does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the Proxy Administrator will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set

Proxy Voting Policy

                         forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

                         In certain circumstances, ISS may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations consistent with the recommendation of ISS shall be followed in accordance with and subject to the guidelines set forth above.

                    - if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

          - for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

     G. CONTACTS WITH ISSUERS AND SHAREHOLDERS OF ISSUERS. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to the Proxy Administrator or a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

8.   REVIEW OF VOTES CAST.

     Artisan Partners engages in a quarterly reconciliation process by which it compares (a) the number of shares voted by ISS with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. For purposes of voting reconciliation, Artisan Partners has divided its clients into four groups. In each quarter, Artisan Partners examines the voting record specific to each client within a particular group, thereby ensuring that a sampling of the voting records of all clients are reviewed at least once per year. These groups are rotated on an annual basis, such that each

Proxy Voting Policy

     client's voting record is reconciled in a quarter different from the previous year. Because of voting disclosure rules and regulations applicable to registered investment companies, Artisan Partners reconciles the votes cast on behalf of its registered investment company clients every quarter.

     The purpose of reconciliation is to identify voting discrepancies that may be specific to a particular client's voting record and/or discrepancies that may be specific to the votes cast with respect to a particular issuer of securities. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

9.   RECORDS AND REPORTS.

     A. REPORTS. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners' Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

     B. RECORDS - BASIS FOR VOTE. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

          1. For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

          2. For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

     C. RECORDS - GENERAL. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

          1. a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;


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

Proxy Voting Policy

          2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

          3. a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

          4. a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

     D. RECORDS - RETENTION. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

10.  ATTACHED EXHIBITS

     Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A   Proxy Voting Guidelines

Appendix B   Proxy Voting Committee

Appendix C   Request Form for Proxy Voting Committee's Consideration of Vote

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

I.      BACKGROUND                                                             1
II.     GENERAL GUIDELINES                                                     1
     A. Reliance on Information Provided by and Due Diligence of ISS           1
     B. Non-U.S. Securities                                                    1
     C. Securities Lending                                                     2
     D. Social and Environmental Issues                                        2
     E. Consideration of Relevant Factors                                      2
III.    ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS                             2
     A. Operational Items                                                      2
        1.  Adjourn Meeting                                                    2
        2.  Amend Quorum Requirements                                          3
        3.  Minor Amendment to Charter or Bylaws                               3
        4.  Change Company Name                                                3
        5.  Change in Principal Place of Business or Registered Office         3
        6.  Change Date, Time or Location of Annual Meeting                    3
        7.  Ratify Auditors                                                    3
        8.  Authorize Board to Fix Remuneration of Auditors                    3
        9.  Confidential Voting                                                4
        10. Submission of Financial Statements and Statutory Reports           4
        11. Cash Dividend Distributions and Profit Distribution/Allocation
            Plans                                                              4
        12. Transact Other Business                                            4
        13. Re-registration of Shares                                          4
        14. Electronic Communications to Shareholders                          4
        15. Routine Operational Items of Foreign Issuers                       4
     B. Board of Directors                                                     5
        1.  Director Nominees in Uncontested Elections                         5
        2.  Age Limits                                                         6
        3.  Service on Other Boards                                            6
        4.  Board Size                                                         6
        5.  Classification/Declassification of the Board                       6
        6.  Cumulative Voting                                                  6
        7.  Director and Officer Indemnification and Liability Protection      6
        8.  Filling Vacancies                                                  6
        9.  Removal of Directors                                               6
        10. Stock Ownership Requirements                                       6
        11. Term Limits                                                        6
        12. Majority Vote Requirements                                         6
     C. Mergers and Corporate Restructuring                                    7
        1.  Appraisal Right                                                    7
        2.  Conversion of Securities and Corporate Reorganizations             7
     D. Antitakeover Defenses and Voting Related Issues                        7
        1.  Amend Bylaws without Shareholder Consent                           7
        2.  Control Share Acquisition Provisions                               7
        3.  Fair Price Provisions                                              7
        4.  Greenmail                                                          7
        5.  Issue Stock for Use with Rights Plan                               7
        6.  Poison Pills (Shareholder Rights Plans)                            7
        7.  Shareholders' Ability to Act by Written Consent                    7
        8.  Shareholders' Ability to Call Special Meetings                     7
        9.  Stakeholder Provisions                                             7
        10. Supermajority Vote Requirements                                    8
     E. Capital Structure                                                      8
        1.  Adjustments to Par Value of Common Stock                           8

        2.  Common Stock Authorization                                         8
        3.  Preferred Stock                                                    8
        4.  Dual Class Stock                                                   8
        5.  General Issuances of Equity or Equity-Linked Securities            8
        6.  Share Repurchase Programs                                          8
        7.  Reissuance of Repurchased Shares                                   9
        8.  Stock Distributions: Splits and Dividends                          9
        9.  Reverse Stock Splits                                               9
     F. Executive and Director Compensation                                    9
        1.  Stock Plans in Lieu of Cash                                        9
        2.  Director Retirement Plans                                          9
        3.  Incentive Bonus Plans and Tax Deductibility Proposals              9
IV.     DISCRETIONARY ISSUES                                                   9
     A. Board of Directors                                                     9
        1.  Majority of Independent Directors                                  9
        2.  Majority of Independent Committee Members                          9
        3.  Independent Chairman (Separate Chairman/CEO)                       9
        4.  Cumulative Voting                                                 10
        5.  Director and Officer Indemnification and Liability Protection     10
     B. Proxy Contests                                                        10
        1.  Director Nominees in Contested Elections                          10
        2.  Reimbursing Proxy Solicitation Expenses                           10
     C. Mergers and Corporate Restructuring                                   11
        1.  Mergers and Acquisitions, Asset Purchases and Asset Sales         11
        2.  Conversion of Securities and Corporate Reorganizations            11
        3.  Formation of Holding Company                                      11
        4.  Going Private Transactions (LBOs and Minority Squeezeouts)        11
        5.  Issuance of Warrants/Convertibles/Debentures                      12
        6.  Joint Ventures                                                    12
        7.  Liquidations                                                      12
        8.  Private Placements                                                13
        9.  Prepackaged Bankruptcy Plans                                      13
        10. Recapitalizations                                                 13
        11. Spinoffs                                                          13
     D. Antitakeover Defenses                                                 14
        1.  Fair Price Provisions                                             14
        2.  Greenmail                                                         14
        3.  Poison Pills (Shareholder Rights Plans)                           14
     E. State or Country of Incorporation                                     15
        1.  State Takeover Statutes                                           15
        2.  Reincorporation Proposals                                         15
     F. Capital Structure                                                     15
        1.  Common Stock Authorization                                        15
        2.  Preferred Stock                                                   15
        3.  Reverse Stock Splits                                              15
        4.  Preemptive Rights                                                 15
        5.  Tracking Stock                                                    15
     G. Executive and Director Compensation                                   16
        1.  Bundled Compensation                                              16
        2.  Compensation Plans                                                16
        3.  Remuneration Report                                               16
        4.  Stock Plans in Lieu of Cash                                       16
        5.  Management Proposals Seeking Approval to Reprice Options          16
        6.  Employee Stock Purchase Plans                                     17
        7.  Incentive Bonus Plans and Tax Deductibility Proposals             17
        8.  Shareholder Proposals Regarding Executive and Director Pay        17
        9.  Golden and Tin Parachutes                                         17
     H. Bundled Proposals                                                     17


                                       2

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I.   BACKGROUND.

     The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS.

     The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

     The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

     In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.  GENERAL GUIDELINES

     A. RELIANCE ON INFORMATION PROVIDED BY AND DUE DILIGENCE OF ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

     B. NON-U.S. SECURITIES. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client's proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements

          (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client's account unless the client, in conjunction with the client's custodian, has fulfilled these requirements.

     C. SECURITIES LENDING. Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

     D. SOCIAL AND ENVIRONMENTAL ISSUES. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

     E. CONSIDERATION OF RELEVANT FACTORS. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

     A.   OPERATIONAL ITEMS.

          1. ADJOURN MEETING. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a merger/acquisition, asset purchase/sale or other like transaction of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

          2. AMEND QUORUM REQUIREMENTS. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

          3. MINOR AMENDMENT TO CHARTER OR BYLAWS. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

          4. CHANGE COMPANY NAME. Vote FOR proposals to change the corporate name.

          5. CHANGE IN PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

          6.   CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

               - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

               - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          7. RATIFY AUDITORS. Vote FOR management proposals to ratify the selection of auditors, unless:

               - An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

               - There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

          8. AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

          9. CONFIDENTIAL VOTING. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

          10. SUBMISSION OF FINANCIAL STATEMENTS AND STATUTORY REPORTS. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

          11. CASH DIVIDEND DISTRIBUTIONS AND PROFIT DISTRIBUTION/ALLOCATION PLANS. Vote FOR routine submissions of an issuer's cash dividend payout and profit distribution/allocation plans. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

          12. TRANSACT OTHER BUSINESS. Vote AGAINST proposals to approve other business when it appears as a voting item.

          13. RE-REGISTRATION OF SHARES. Vote AGAINST proposals to re-register shares in share-blocking markets.

          14. ELECTRONIC COMMUNICATIONS TO SHAREHOLDERS. Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

          15. ROUTINE OPERATIONAL ITEMS OF FOREIGN ISSUERS. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

               -    election of chairman of the annual general meeting ("AGM");

               - preparation and approval of list of shareholders entitled to vote at AGM;

               -    approval of meeting agenda;

               -    approval of minutes of previous AGM;

               - acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman's reports, operations reports, reports on company performance, etc.;

               - appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

               - award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

               - discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

               -    approval of retirement plans for employee directors;

               -    approval of general meeting guidelines;

               - grant of authorization to the board of directors to ratify and execute approved resolutions;

               - designation of inspector or shareholder representative for approval of the minutes of the AGM;

               -    acknowledgment of the proper convening of the AGM; and

               - adoption of or approval of changes to procedural rules for shareholders' general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations.

     B.   BOARD OF DIRECTORS.

          1. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote FOR director nominees (and nominees to any committee of the board of directors) in uncontested elections, except that votes should be withheld from directors who, as reported in the issuer's proxy statement or materials provided by one of Artisan Partners' proxy service providers:

               - Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%;

               - Votes to implement or renew a dead-hand or slow-hand poison pill;

               - Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years;

               - Ignored a shareholder proposal approved by a majority of the shares outstanding;

               - Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

               - Serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own;

               - In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

               If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled "Proxy Contests" under Discretionary Issues section of the Guidelines.

          2. AGE LIMITS. Vote AGAINST proposals to impose a mandatory retirement age for outside directors.

          3. SERVICE ON OTHER BOARDS. Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

          4. BOARD SIZE. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

          5. CLASSIFICATION/DECLASSIFICATION OF THE BOARD. Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

          6. CUMULATIVE VOTING. Vote AGAINST proposals to eliminate cumulative voting.

          7. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Vote AGAINST proposals that would eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

          8. FILLING VACANCIES. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

          9. REMOVAL OF DIRECTORS. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

          10. STOCK OWNERSHIP REQUIREMENTS. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

          11. TERM LIMITS. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

          12. MAJORITY VOTE REQUIREMENTS. Vote AGAINST shareholder proposals to require election of directors by a majority of votes cast.

     C.   MERGERS AND CORPORATE RESTRUCTURING.

          1. APPRAISAL RIGHT. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

          2. CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS. Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     D.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.

          1. AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

          2. CONTROL SHARE ACQUISITION PROVISIONS. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

          3. FAIR PRICE PROVISIONS. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

          4. GREENMAIL. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          5. ISSUE STOCK FOR USE WITH RIGHTS PLAN. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

          6. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it.

          7. SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT. Vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

          8. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS. Vote AGAINST proposals to restrict or prohibit shareholders' ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          9. STAKEHOLDER PROVISIONS. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

          10. SUPERMAJORITY VOTE REQUIREMENTS. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

     E.   CAPITAL STRUCTURE.

          1. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. Vote FOR management proposals to reduce the par value of common stock, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value.

          2. COMMON STOCK AUTHORIZATION. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          3. PREFERRED STOCK. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

          4. DUAL CLASS STOCK. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

               - It is intended for financing purposes with minimal or no dilution to current shareholders

               - It is not designed to preserve the voting power of an insider or significant shareholder

          5. GENERAL ISSUANCES OF EQUITY OR EQUITY-LINKED SECURITIES. Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

          6. SHARE REPURCHASE PROGRAMS. Vote FOR management proposals to institute open-market share repurchase plans, unless there is evidence that the proposed repurchase plans are not fair to all shareholders.

          7. REISSUANCE OF REPURCHASED SHARES. Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

          8. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

          9. REVERSE STOCK SPLITS. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

     F.   EXECUTIVE AND DIRECTOR COMPENSATION.

          1. STOCK PLANS IN LIEU OF CASH. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

          2. DIRECTOR RETIREMENT PLANS. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

          3. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

IV.  DISCRETIONARY ISSUES

     A.   BOARD OF DIRECTORS.

          1. MAJORITY OF INDEPENDENT DIRECTORS. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

          2. MAJORITY OF INDEPENDENT COMMITTEE MEMBERS. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

          3. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining the following factors:

               - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

               -    Majority of independent directors

               -    All independent key committees

               -    Established governance guidelines

               -    Company performance

          4. CUMULATIVE VOTING. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

          5. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director's or officer's legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

     B.   PROXY CONTESTS.

          1. DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors:

               -    Performance of the company relative to its peers

               -    Strategic plans of the incumbents and the dissidents

               -    Independence of directors/nominees

               -    Governance profile of the company

               -    Evidence of management entrenchment

               -    Experience and skills of board candidates

               -    Responsiveness to shareholders

               -    Whether takeover offer has been rebuffed

               If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

          2. REIMBURSING PROXY SOLICITATION EXPENSES. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

     C.   MERGERS AND CORPORATE RESTRUCTURING.

          1. MERGERS AND ACQUISITIONS, ASSET PURCHASES AND ASSET SALES. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

               - Strategic rationale for the transaction and financial and operational benefits

               -    Offer price (cost vs. premium) and market reaction

               -    How the transaction was negotiated and the process

               - Changes in corporate governance and their impact on shareholder rights

               -    Conflicts of interest

          2. CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

               -    Dilution to existing shareholders' position

               -    Conversion price relative to market value

               -    Financial issues

               -    Control issues

               -    Termination penalties

               -    Terms of the offer

               -    Management's efforts to pursue other alternatives

               -    Conflicts of Interest

          3. FORMATION OF HOLDING COMPANY. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

               -    Reasons for the change

               -    Any financial or tax benefits

               -    Regulatory benefits

               -    Increases in capital structure

               - Changes to the articles of incorporation or bylaws of the company

          4. GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

               -    Offer price/premium

               -    Fairness opinion

               -    How the deal was negotiated

               -    Other alternatives/offers considered

               -    Non-completion risk

               -    Conflicts of interest

          5. ISSUANCE OF WARRANTS/CONVERTIBLES/DEBENTURES. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               -    Financial issues

               -    Management's efforts to pursue alternatives

               -    Control issues

               -    Conflicts of interest

          6. JOINT VENTURES. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

               -    Percentage of assets/business contributed

               -    Percentage ownership

               -    Financial and strategic benefits

               -    Governance structure

               -    Conflicts of interest

               -    Other alternatives

               -    Non-completion risk

          7. LIQUIDATIONS. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

               -    Management's efforts to pursue other alternatives

               -    Appraisal value of the assets

               -    Compensation plan for executives managing the liquidation

               Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

          8. PRIVATE PLACEMENTS. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               -    Financial issues

               -    Management's efforts to pursue alternatives

               -    Control issues

               -    Conflicts of interest

               Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          9. PREPACKAGED BANKRUPTCY PLANS. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               -    Financial issues

               -    Management's efforts to pursue other alternatives

               -    Control issues

               -    Conflicts of interest

               Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          10. RECAPITALIZATIONS. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:

               -    More simplified capital structure

               -    Enhanced liquidity

               -    Fairness of conversion terms, including fairness opinion

               -    Impact on voting power and dividends

               -    Reasons for the reclassification

               -    Conflicts of interest

               -    Other alternatives considered

          11. SPINOFFS. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

               -    Tax and regulatory advantages

               -    Planned use of the sale proceeds

               -    Benefits that the spinoff may have on the parent company

               -    Valuation of spinoff

               -    Conflicts of interest

               - Any changes in corporate governance and their impact on shareholder rights

               -    Change in the capital structure

     D.   ANTITAKEOVER DEFENSES.

          1. FAIR PRICE PROVISIONS. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

               - Percentage of outstanding shares that an acquirer must obtain before triggering the defense

               -    Formula employed in determining fair price

               - Vote needed to overcome the board's opposition to the acquisition

               -    Vote required to repeal or amend the fair pricing provision

               - Size of the block of shares controlled by officers, directors, and their affiliates

               -    Other takeover provisions

               -    Company history relating to premium acquisition offers

          2. GREENMAIL. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

          3. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

               -    20% or higher flip-in or flip-over

               -    Two to three year sunset provision

               -    No dead-hand, slow-hand, no-hand or similar features

               - Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

     E.   STATE OR COUNTRY OF INCORPORATION.

          1. STATE TAKEOVER STATUTES. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

          2. REINCORPORATION PROPOSALS. Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns:

               -    Reasons for reincorporation

               - Comparison of company's governance provisions prior to and following the transaction

               - Comparison of corporation laws of original state or country and destination state or country

     F.   CAPITAL STRUCTURE.

          1. COMMON STOCK AUTHORIZATION. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

          2. PREFERRED STOCK. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          3. REVERSE STOCK SPLITS. Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

          4. PREEMPTIVE RIGHTS. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

               -    The size of the company

               -    The shareholder base

               -    The liquidity of the stock

          5. TRACKING STOCK. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

               -    Adverse governance changes

               -    Excessive increases in authorized capital stock

               -    Unfair method of distribution

               -    Diminution of voting rights

               -    Adverse conversion features

               -    Negative impact on stock option plans

               -    Other alternatives such as a spinoff

     G.   EXECUTIVE AND DIRECTOR COMPENSATION.

          1. BUNDLED COMPENSATION. Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

          2. COMPENSATION PLANS. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

          3. REMUNERATION REPORT. Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

          4. STOCK PLANS IN LIEU OF CASH. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

          5. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

               -    Historic trading patterns

               -    Rationale for the repricing

               - Value-for-value exchange and treatment of surrendered options

               -    Option vesting period and term of the option

               -    Exercise price

               -    Participants

          6. EMPLOYEE STOCK PURCHASE PLANS. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

               -    Purchase price compared to fair market value

               -    Offering period

               -    Potential voting power dilution

          7. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

          8. SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers' compensation, pay level versus industry-typical compensation, and long term corporate outlook.

          9. GOLDEN AND TIN PARACHUTES. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

               - The parachute should be less attractive than an ongoing employment opportunity with the firm; and

               - The triggering mechanism should be beyond the control of management.

     H.   BUNDLED PROPOSALS.

          Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

                                   APPENDIX B

                             PROXY VOTING COMMITTEE

JANET D. OLSEN
LAWRENCE A. TOTSKY
GREGORY K. RAMIREZ
SARAH A. JOHNSON

                                   APPENDIX C

                      REQUEST FOR PROXY VOTING COMMITTEE'S
                              CONSIDERATION OF VOTE

For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners' Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team's recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. The Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team's recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to the administrative assistant of the legal and compliance group. The administrative assistant will forward the form to members of the Committee, who will review it in connection with their convening a meeting.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

PART I. INFORMATION ON PROXY ISSUE (to be completed by Proxy Administrator)

a.   Name of issuer:  ___________________

b.   Date of meeting: ___________________   Deadline for casting vote: _________

c.   Investment strategy or strategies in which issuer is held: ________________

d. Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? [ ] Yes [ ] No

e.   Is issuer an Identified Issuer?   [ ] Yes [ ] No

f. Attach research and recommendation from ISS on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.   Name of proxy administrator: ______________________________________________

PART II. RECOMMENDATION FROM INVESTMENT TEAM(S) (to be completed by the Proxy Administrator)

a.   Name of investment team contact: __________________________________________

b. Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

--------------------------------------------------------------------------------

PART III. DETERMINATION OF VOTE TO BE CAST (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

--------------------------------------------------------------------------------

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

--------------------------------------------------------------------------------

Approved by the Committee on _________________________

By: _____________________________, on behalf of the Committee
Print Name:

Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

Artisan Partners Limited Partnership                         Proxy Voting Policy
                                                          Legal/Compliance Group
Effective Date: 7/30/04; Revised 8/4/05, 8/3/06 and                       Page 1
8/9/07

                                Table of Contents

                                                                            Page
                                                                            ----
Introduction.............................................................
Scope of Committee Responsibilities......................................
Special Circumstances....................................................
Voting Guidelines........................................................
   Boards of Directors...................................................
   Auditors..............................................................
   Compensation and Benefits.............................................
   Capital Structure.....................................................
   Corporate Charter and By-Laws.........................................
   Corporate Meetings....................................................
   Investment Companies..................................................
   Environmental and Social Issues.......................................
Notice to Clients........................................................

Artisan Partners Limited Partnership                         Proxy Voting Policy
                                                          Legal/Compliance Group
Effective Date: 7/30/04; Revised 8/4/05, 8/3/06 and                       Page 1
8/9/07

                      PROXY VOTING POLICIES AND PROCEDURES

     These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(3) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(4) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

     When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(5) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(6) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(7) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or

----------
(3) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(4) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(5) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3,
     2003).

(6) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(7) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(8) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(8) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I.   Scope of Committee Responsibilities

     The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(9)

     The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

     The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(10)

     While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such

----------
(9) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(10) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

     The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(11) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

     The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

     To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(11) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

Special Circumstances

     ROUTINE CONSENTS. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

     SECURITIES ON LOAN. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

     VOTING PROXIES FOR NON-US COMPANIES. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking"

(requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and
(vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

     As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

     SECURITIES SOLD AFTER RECORD DATE. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

     CONFLICTS OF INTEREST. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(12) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

     - The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

     - if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(12) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

     The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.   BOARDS OF DIRECTORS

     These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

  #                               VOTE and DESCRIPTION
----   -------------------------------------------------------------------------
A.1    FOR nominees for director of United States companies in uncontested elections, except for nominees who

          - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

          -    voted to implement or renew a "dead-hand" poison pill

          - ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

          - failed to act on takeover offers where the majority of the shareholders have tendered their shares

          - are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

          - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

          -    sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5    AGAINST proposals supporting cumulative voting

A.6    FOR proposals eliminating cumulative voting

A.7    FOR proposals supporting confidential voting

A.8    FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10   AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17   FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21   FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B.   AUDITORS

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

B.1    FOR APPROVAL OF INDEPENDENT AUDITORS, EXCEPT FOR

       - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

       - auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

       - on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2    FOR proposals seeking authorization to fix the remuneration of auditors

B.3    FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

     C.   COMPENSATION AND BENEFITS

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

C.1    IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the
       ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan.
       This policy applies to amendments of plans as well as to initial approvals.

C.2    FOR proposals to eliminate retirement benefits for outside directors

C.3    AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5    AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8    AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

     D.   Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2    FOR MANAGEMENT PROPOSALS SEEKING PREEMPTIVE RIGHTS OR SEEKING
       AUTHORIZATION TO ISSUE SHARES WITH PREEMPTIVE RIGHTS

D.3    FOR MANAGEMENT PROPOSALS APPROVING SHARE REPURCHASE PROGRAMS

D.4    FOR MANAGEMENT PROPOSALS TO SPLIT A COMPANY'S STOCK

D.5    FOR MANAGEMENT PROPOSALS TO DENOMINATE OR AUTHORIZE DENOMINATION OF
       SECURITIES OR OTHER OBLIGATIONS OR ASSETS IN EUROS

D.6    FOR PROPOSALS REQUIRING A COMPANY TO EXPENSE STOCK OPTIONS (UNLESS THE
       COMPANY HAS ALREADY PUBLICLY COMMITTED TO DO SO BY A CERTAIN DATE).

     E.   CORPORATE CHARTER AND BY-LAWS

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

E.1    AGAINST PROPOSALS SEEKING TO ADOPT A POISON PILL

E.2    FOR PROPOSALS SEEKING TO REDEEM A POISON PILL

E.3    FOR PROPOSALS SEEKING TO HAVE POISON PILLS SUBMITTED TO SHAREHOLDERS FOR
       RATIFICATION

E.4    FOR MANAGEMENT PROPOSALS TO CHANGE THE COMPANY'S NAME

     F.   Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2    FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5    FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8    FOR proposals appointing inspectors of elections

F.9    FOR proposals electing a chair of the meeting

F.10   FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11   AGAINST proposals to require rotating sites for shareholder meetings

     G.   Investment Companies

     THESE PROPOSALS RELATE TO PROXY ISSUES THAT ARE ASSOCIATED SOLELY WITH HOLDINGS OF SHARES OF INVESTMENT COMPANIES, INCLUDING, BUT NOT LIMITED TO, INVESTMENT COMPANIES FOR WHICH BLACKROCK PROVIDES INVESTMENT ADVISORY, ADMINISTRATIVE AND/OR OTHER SERVICES. AS WITH OTHER TYPES OF COMPANIES, THE COMMITTEE BELIEVES THAT A FUND'S BOARD OF DIRECTORS (RATHER THAN ITS SHAREHOLDERS) IS BEST-POSITIONED TO SET FUND POLICY AND OVERSEE MANAGEMENT. HOWEVER, THE COMMITTEE OPPOSES GRANTING BOARDS OF DIRECTORS AUTHORITY OVER CERTAIN MATTERS, SUCH AS CHANGES TO A FUND'S INVESTMENT OBJECTIVE, THAT THE INVESTMENT COMPANY ACT OF 1940 ENVISIONS WILL BE APPROVED DIRECTLY BY SHAREHOLDERS.

The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

      - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

      - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

      - are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

      - on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2   FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6   FOR classified boards of closed-end investment companies

     H.   Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non-required reports on:

      -    environmental liabilities;

      -    bank lending policies;

      -    corporate political contributions or activities;

      -    alcohol advertising and efforts to discourage drinking by minors;

      -    costs and risk of doing business in any individual country;

      -    involvement in nuclear defense systems

H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4   AGAINST proposals seeking implementation of the CERES principles

                                Notice to Clients

     BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(13) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

     BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

     These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

----------
(13) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

                                  PROXY VOTING

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Institutional Shareholder Services (ISS) for corporate governance research and uses ISS' policy recommendations unless a decision is made to override a specific issue. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

     - BHMS' Proxy Oversight Committee reviews and reevaluates ISS policies. Policy modifications and updates implemented by ISS will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.

     - The Proxy Oversight Committee includes the president, two portfolio managers and the proxy coordinator.

CONFLICTS OF INTEREST

     - All proxies will be voted uniformly in accordance with ISS recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS HAS ADOPTED WRITTEN PROCEDURES TO IMPLEMENT THE FIRM'S POLICY AND REVIEWS TO MONITOR AND ENSURE OUR POLICY IS OBSERVED, IMPLEMENTED PROPERLY AND AMENDED OR UPDATED, AS APPROPRIATE, INCLUDING:

     -    BHMS sends a daily electronic transfer of all stock positions to ISS.

     - ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system

     - The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.

     -    ISS verifies that every vote is received, voted and recorded.

     - BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

     - All voting records are retained on a the network. ISS retains records for seven years.

     - BHMS' guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing clientservices@barrowhanley.com.

     - BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

     - If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

     - BHMS will maintain a record of the voting resolution of any conflict of interest.

     - The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

          -    These policies and procedures and any amendments;

          -    A record of each vote cast; and

          - Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES
                                     Policy

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

     Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

     Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

     Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported., When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

EFFECTIVE DATE

This policy is effective as of April 1, 2005.

                               PROXY VOTING POLICY

POLICY

As a matter of policy and as a fiduciary to our clients, Drake has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Bernard Bresnahan has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

Drake has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

     1.   VOTING PROCEDURES

          - All employees will forward any proxy materials received on behalf of clients to Bernard Bresnahan;

          - Bernard Bresnahan will determine which client accounts hold the security to which the proxy relates;

          - Absent material conflicts, Bernard Bresnahan will determine how Drake should vote the proxy in accordance with applicable voting guidelines, complete the proxy and mail the proxy in a timely and appropriate manner.

     2.   DISCLOSURE

          - Drake will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Drake voted a client's proxies, and that clients may request a copy of these policies and procedures.

          - Bernard Bresnahan will also send a copy of this summary to all existing clients who have previously received Drake's Disclosure Document; or Bernard Bresnahan may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

     3.   CLIENT REQUESTS FOR INFORMATION

          - All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Bernard Bresnahan.

          - In response to any request Bernard Bresnahan will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Drake voted the client's proxy with respect to each proposal about which client inquired.

     4.   VOTING GUIDELINES

          - In the absence of specific voting guidelines from the client, Drake will vote proxies in the best interests of each particular client. Drake's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Drake's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

          - Drake will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

          - Drake will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

          - In reviewing proposals, Drake will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

     5.   CONFLICTS OF INTEREST

          - Drake will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Drake with the issuer of each security to determine if Drake or any of its employees has any financial, business or personal relationship with the issuer.

          - If a material conflict of interest exists, Bernard Bresnahan will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an

          - opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

          - Drake will maintain a record of the voting resolution of any conflict of interest.

     6. RECORDKEEPING BERNARD BRESNAHAN SHALL RETAIN THE FOLLOWING PROXY RECORDS IN ACCORDANCE WITH THE SEC'S FIVE-YEAR RETENTION REQUIREMENT.

          -    These policies and procedures and any amendments;

          -    Each proxy statement that Drake receives;

          -    A record of each vote that Drake casts;

          - Any document Drake created that was material to making a decision how to vote proxies, or that memorializes that decision;

          - A copy of each written request from a client for information on how Drake voted such client's proxies, and a copy of any written response.

This policy is subject to change at any time, without notice. This policy is strictly confidential, the property of Drake, and if distributed outside of Drake, should be held in confidence and used only for the purpose of assessing Drake's policies and procedures.

                       PROXY VOTING POLICY AND PROCEDURES
                 (Updated December 2005 and Reviewed April 2006)

I.   INTRODUCTION

     When so directed and authorized by clients, GlobeFlex Capital, L.P. ("GlobeFlex) is responsible for voting proxies for securities held in the client accounts. This document sets forth our policies with respect to proxy voting and our procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Specifically, Rule 206(4)-6 requires that we:

     - adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - address material conflicts that may arise in connection with proxy voting;

     - describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures upon request; and

     - disclose to clients how they may obtain information from us about how we voted proxies for their securities.

II.  POLICY

     It is the policy of GlobeFlex to vote proxies in the interest of maximizing value for GlobeFlex's clients. Proxies are an asset of a client, which should be treated by GlobeFlex with the same care, diligence, and loyalty as any asset belonging to a client. To that end, GlobeFlex will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

     GlobeFlex is not required to vote every proxy and such should not necessarily be construed as a violation of GlobeFlex's fiduciary obligations. GlobeFlex shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when GlobeFlex's analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

     The Chief Compliance Officer (CCO), in conjunction with the investment team, shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which GlobeFlex believes it may be in its clients' best interests for GlobeFlex not to vote a particular proxy. The CCO shall maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by GlobeFlex.

     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

III. PROXY VOTING POLICY AND PROCEDURES

     GlobeFlex subscribes to the services of Institutional Shareholder Services ("ISS") with respect to proxy voting. Under the proxy voting agency service agreement, ISS keeps GlobeFlex apprised of shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request, and votes proxies in accordance with our guidelines or instructions. ISS maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast for clients.

     ISS will be notified of proxy guidelines provided by clients and will be instructed to vote for the specific client according to the custom policies. ISS will keep records of the custom policies and voting history.

     When making proxy voting decisions, and except to the extent superseded by client proxy voting policies, GlobeFlex generally adheres to its proxy voting guidelines, which set forth GlobeFlex' positions on recurring issues. The guidelines are reviewed periodically and updated or revised as necessary. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. GlobeFlex' voting decisions are then communicated to ISS.

     Although we may consider ISS's recommendations on proxy issues, GlobeFlex bears ultimate responsibility for proxy voting decisions. For ERISA plans for which GlobeFlex votes proxies, GlobeFlex is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans' named fiduciaries or by delegating proxy voting responsibility to another person.

IV.  IDENTIFYING AND RESOLVING CONFLICT OF INTEREST

     Potential conflicts of interest

     A potential conflict of interest arises when GlobeFlex has business interests that may not be consistent with the best interests of its client. The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

     - GlobeFlex retains an institutional client, or is in the process of retaining an institutional client that is (or is affiliated with) an issuer that is held in GlobeFlex's client portfolios.

     - GlobeFlex retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in GlobeFlex's client portfolios.

     - GlobeFlex's Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

     - A GlobeFlex employee personally owns a significant number of an issuer's securities that are also held in GlobeFlex's client portfolios.

     Identifying conflicts of interest

     GlobeFlex realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair GlobeFlex's ability to vote proxies in an objective manner. The CCO will continuously monitor for conflicts. GlobeFlex has also hired a third-party compliance consulting firm, Adviser Compliance Associates (ACA). GlobeFlex will consult with ACA and/or outside counsel if any possible conflicts arise. ACA will also review and attempt to identify additional proxy voting conflicts at least annually during its annual review of GlobeFlex.

     In addition, any attempts by others within GlobeFlex to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entities outside GlobeFlex to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to the General Partner and legal counsel.

     Resolution of conflicts of interest

     Our resolution, as mentioned in SEC release number IA-2106, is that, upon detection of a material conflict of interest, the proxy vote in question will be voted in accordance with the pre-determined policy recommendation of our independent, third party service provider, ISS.

V.   RECORDKEEPING

     ISS maintains the historical records of documentations described in the following section for our clients.

     Client request to review proxy votes:

     - Any request, whether written (including e-mail) or oral, received by any Employee of GlobeFlex, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

     - The CCO, in conjunction with the investment team, will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

     - In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO, in conjunction with the investment team, may distribute to any client requesting proxy voting information the complete proxy voting record of that client for the period requested.

     - The CCO, in conjunction with the investment team, will furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). GlobeFlex will maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client's written request, if applicable, and maintained in the permanent file.

     - Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

     Proxy voting policy and procedures:

     - GlobeFlex will maintain the current Proxy Voting Policy and Procedures, as well as all past versions for the last 7 years.

     Proxy voting records shall consist of the following:

     -    A record of how GlobeFlex voted client proxies.

     - Documents prepared or created by GlobeFlex that were material to making a decision on how to vote, or that memorialized the basis for the decision.

     - Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

VI. DISCLOSURE

     GlobeFlex will ensure that Part II of Form ADV and private placement memoranda are updated as necessary to reflect: (i) all material changes to the Proxy

Voting Policy and Procedures; and (ii) information about how clients may obtain information on how GlobeFlex voted their securities.

VII. PROXY SOLICITATION

     As a matter of practice, it is GlobeFlex's policy to not reveal or disclose to any client how GlobeFlex may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. GlobeFlex will never disclose such information to unrelated third parties.

     The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

       GOLDMAN SACHS PROXY VOTING ON BEHALF OF INVESTMENT ADVISORY CLIENTS

                          EFFECTIVE DATE: OCTOBER 2004

A.   PROXY VOTING POLICY

     Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf.

B.   DISCLOSURE OF PROXY VOTING POLICY

     All new clients (US and non-US) who contract with GSAM in the United States and all new US clients who contract with any GSAM affiliate (US or non-US) must receive a copy of our Summary of Policy on Proxy Voting for Investment Advisory Clients before or at account opening. The Client Service Department is responsible for providing this information.

     Any client who requests a copy of our full proxy voting policy should receive GSAM's Policy on Proxy Voting for Investment Advisory Clients.

C.   PROXY RECORDKEEPING REQUIREMENTS - INVESTMENT ADVISERS ACT

     US-registered investment advisers are required to keep certain records with respect to proxies. These requirements are outlined in "Books and Records - Investment Advisers Act" and, for proxies, are summarized as follows:

     -    Copies of all proxy voting policies and procedures.

     - A copy of each proxy statement that the adviser receives in relation to client securities.

     -    A record of each vote cast by the adviser on behalf of each client.

     - A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

     - A copy of each written client request for information on how the adviser voted proxies on behalf of such client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

     For certain of these items, advisers may rely upon outside proxy voting service providers and/or the SEC's EDGAR system.

D.   SPECIAL PROCEDURES

     1. PROXY DISCLOSURE REQUIREMENTS FOR REGISTERED MANAGEMENT INVESTMENT COMPANIES

          Rules under the Investment Company Act of 1940 require registered management investment companies to disclose how they vote proxies relating to the securities they hold. By August 31st of each year, investment companies must file with the SEC on Form N-PX and make available to shareholders the specific proxy votes they cast during the 12-month period ended June 30th of that year. Investment companies are required to make the information filed on Form N-PX available to shareholders by either providing a toll-free number that shareholders can call to request such information or by providing a Web site on which investors can retrieve such information.

          Proxy voting history information for registered management investment companies must be publicly available in accordance with applicable regulations. GSAM's Legal Department, in conjunction with the Fund Treasury Department, is responsible for the filing and publication of Form N-PX and for coordinating with the third-party vendors that support this process. Information for Goldman Sachs proprietary funds is made available on a Web page that can be accessed from the mutual fund area of the Goldman Sachs public Web site. For GSAM sub-advised and GSAM-administered funds, the primary investment advisers or sponsors are responsible for making their own arrangements to provide public access to this information.

     2.   PROXY VOTING FOR GS PRINCETON AND THE PRIVATE EQUITY GROUP

          Both GS Princeton and the Private Equity group have proxy voting policies and procedures specific to their business.

E.   CONFLICTS OF INTEREST

     Pursuant to GSAM's Proxy Voting Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. As described in that policy, votes cast in accordance with ISS guidelines and recommendations should not present conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

                       LEGG MASON CAPITAL MANAGEMENT, INC.

                                  PROXY VOTING

     The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

PROCEDURES

     Oversight of Principles and Procedures

     The Firm's Chief Investment Officer has full authority to determine the Firm's proxy voting principles and procedures and vote proxies on behalf of the Firm's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm's Proxy Officers and the CCO. The Firm will periodically review its existing principles and procedures in light of the Firm's duties as well as applicable laws and regulations to determine if any changes are necessary.

     Limitations

     The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company's shares are no longer held by the Firm's clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

     Proxy Administration

     The Firm will instruct each client custodian to forward proxy materials to the Firm's Proxy Administrator. New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm. The Firm uses Institutional Shareholder Services ("ISS") to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

     Upon receipt of proxy materials:

     COMPLIANCE REVIEW

     A Compliance Officer will review the proxy issues and identify any potential conflicts between the Firm, or its employees, and the Firm's clients. The Firm recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to the Firm or its affiliates.

     IDENTIFYING CONFLICTS. In identifying conflicts of interest, a Compliance Officer will review the following issues:

               (i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm's clients;

               (ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

               (iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

     ASSESSING MATERIALITY. If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

          If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

          If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

               (i) the Compliance Officer will consult with representatives of the Firm's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

               (ii) After the determination is made, the following procedures will apply:

                    (a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting. ;

                    (b) If the final determination is that the conflict is material, the following procedures will apply:

                         (1) If the Firm's Proxy Voting Guidelines
                         ("Guidelines"), a copy of which is included as Schedule 5, definitively address the issues presented for vote, the Firm will vote according to the Guidelines.

                         (2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

     PROXY OFFICER DUTIES

     The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm's Investment Team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm's Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm's affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

     PROXY ADMINISTRATOR DUTIES

     The Proxy Administrator will:

          (i) Provide custodians with instructions to forward proxies to the Firm for all clients for whom the Firm is responsible for voting proxies;

          (ii) When proxies are received, reconcile the number of shares indicated on the proxy with the Firm's internal data on shares held as of the record date and notify custodians of any discrepancies or missed proxies;

          (iii) Use best efforts to obtain missing proxies from custodian;

          (iv) Inform the Compliance Department and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

          (v) Ensure the Proxy Officer and the Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

          (vi) Per instructions from the Proxy Officer or a Compliance Officer, vote proxy issues via ISS software, online or via facsimile; and

          (vii) Obtain evidence of receipt and maintain records of all proxies voted.

                             PROXY VOTING GUIDELINES

The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders' rights

                           PROXY ISSUE                            FIRM GUIDELINE
---------------------------------------------------------------   --------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated             For
directors, independent of management

NOMINATING PROCESS: independent nominating committee seeking           For
qualified candidates, continually assessing directors and
proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be          For
no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                                        For

STAGGERED BOARDS                                                     Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)            Case-by-Case

COMPENSATION REVIEW PROCESS: compensation committee comprised          For
of outside, unrelated directors to ensure shareholder value
while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of            For
liability and provide indemnification

AUDIT PROCESS                                                          For

BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating         For
and/or governance committee consisting entirely of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board           For
activities amts should be approved by a board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                              Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and material          For
cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder              For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                                    For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)               For

VOTES FOR SPECIFIC DIRECTORS                                       Case-by-Case

                           PROXY ISSUE                            FIRM GUIDELINE
---------------------------------------------------------------   --------------
              MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                     Case-by-Case

FORM OF VEHICLE: grants of stock options, stock appreciation       Case-by-Case
rights, phantom shares and restricted stock

PRICE                                                             Against plans
                                                                  whose
                                                                  underlying
                                                                  securities are
                                                                  to be issued
                                                                  at less than
                                                                  100% of the
                                                                  current market
                                                                  value

RE-PRICING: plans that allow the Board of Directors to lower         Against
the exercise price of options already granted if the stock
price falls or under-performs the market

EXPIRY: plan whose options have a life of more than ten years      Case-by-Case

EXPIRY: "evergreen" stock option plans                               Against

DILUTION:                                                         Case-by-Case -
                                                                  taking into
                                                                  account value
                                                                  creation,
                                                                  commitment to
                                                                  shareholder-
                                                                  friendly
                                                                  policies, etc.

VESTING: stock option plans that are 100% vested when granted        Against

PERFORMANCE VESTING: link granting of options, or vesting of           For
options previously granted, to specific performance targets

CONCENTRATION: authorization to allocate 20% or more of the          Against
available options to any one individual in any one year

DIRECTOR ELIGIBILITY: stock option plans for directors if terms    Case-by-Case
and conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in control         Against
provisions that allow option holders to receive more for their options than shareholders would receive for their shares

CHANGE IN CONTROL: change in control arrangements developed          Against
during a take-over fight specifically to entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to outside            Against
directors in event of a change in control

BOARD DISCRETION: plans to give Board broad discretion in            Against
setting terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to employees to pay      Against
for stock or options

DIRECTOR COMPENSATION: % of directors' compensation in form of         For
common shares

GOLDEN PARACHUTES                                                  Case-by-Case

EXPENSE STOCK OPTIONS                                                  For

SEVERANCE PACKAGES: must receive shareholder approval                  For

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS             Against

RELOAD OPTIONS                                                       Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                   Against

EMPLOYEE STOCK PURCHASE PLANS                                      Case-by-Case

                           PROXY ISSUE                            FIRM GUIDELINE
---------------------------------------------------------------   --------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the          Against
equal treatment of shareholders in the event of a bid and
allowing the corp. enough time to consider alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE    Case-by-Case
TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to      Against
prevent competing bids in a takeover situation

CROWN JEWEL DEFENSES                                                 Against

PAYMENT OF GREENMAIL                                                 Against

"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS:           Against
provisions that seek to limit the discretion of a future board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation        Against
is to take advantage of protective statutes (anti-takeover)

POISON PILLS: receive shareholder ratification                         For

REDEMPTION/RATIFICATION OF POISON PILL                                 For

SHAREHOLDERS' RIGHTS

CONFIDENTIAL VOTING BY SHAREHOLDERS                                    For

DUAL-CLASS SHARE STRUCTURES                                          Against

LINKED PROPOSALS: with the objective of making one element of a      Against
proposal more acceptable

BLANK CHECK PREFERRED SHARES: authorization of, or an increase       Against
in, blank check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management          Against
seeks to increase the number of votes required on an issue
above two-thirds of the outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the amount requested is        For
necessary for sound business reasons

SHAREHOLDER PROPOSALS                                              Case-by-Case

STAKEHOLDER PROPOSALS                                              Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO       Against
BE DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER
APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability to buy back         For
shares from particular shareholder at higher-than-market prices

PREEMPTIVE RIGHTS                                                      For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR          For
SHAREHOLDER APPROVAL (including "anti-takeover" measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                            For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                            For

SOCIAL AND ENVIRONMENTAL ISSUES                                   As recommended
                                                                    by Company
                                                                    Management

REIMBURSING PROXY SOLICITATION EXPENSES                            Case-by-Case

                          MELLON FINANCIAL CORPORATION

                              PROXY VOTING POLICY
                              (Approved 09/08/06)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

                        PAYDEN & RYGEL SUB-ADVISER POLICY

                               Proxy Voting Policy

Background: The Sub-adviser has adopted the "Payden & Rygel Proxy Voting Policy" attached hereto as Exhibit 1 (the "Proxy Voting Policy"), which constitute written policies and procedures reasonably designed to ensure that the Sub-adviser votes client securities in the best of the client of the Adviser and Sub-adviser.

Policy: At a minimum, the Sub-adviser's Proxy Voting Policy:

     - Provides how Sub-adviser addresses material conflicts that may arise between its interests and those of its clients.

     - Discloses to its clients how they may obtain information from the Sub-adviser about how it voted with respect to the client's securities;

     - Describes to its clients the Sub-adviser's proxy voting policies and procedures.

     -    Describes how clients may obtain a copy of the Proxy Voting Policy.

Procedures:

     - The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client. Each year, the record of all proxies received during the 12-month period ending June 30 will be sent to the Compliance Department, which will file Form N-PX with the SEC no later than August 31. With respect to proxies voted for clients of the Adviser and Sub-adviser, the Sub-adviser shall also report such information to the Adviser.

     - The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.

Compliance Review: Prior to August 31 of each year, the CCO will:

     - Review the Sub-adviser's voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

     - Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client's interests.

                      "PAYDEN & RYGEL PROXY VOTING POLICY"

Background

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,(14) Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

General Proxy Voting Policies Followed by Payden & Rygel

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

     - Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

     -    Vote for programs that permit an issuer to repurchase its own stock.

----------
(14) The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

     - Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

     - Vote against management proposals to make takeovers more difficult (e.g., "poison pill" provisions, or supermajority votes).

     -    Vote for management proposals on the retention of outside auditors.

     - Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.

With one exception noted below, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question. However, many countries have "proxy blocking" regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming its investors. Payden & Rygel reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

Conflicts of Interest

From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management. However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

1. If one of Payden & Rygel's general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

                                                                  FEBRURARY 2008

                                    PEREGRINE

                                  PROXY VOTING
                                      3/00

                              Policy and Philosophy

We exercise our responsibility. Common law and ERISA require that we vote stock held in our accounts for the sole or exclusive benefit of the beneficiaries. In evaluating a proxy proposal, our objective must center on protecting the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for the shareholder.

We exercise our discretion. In a number of proxy proposals, the financial interests of the beneficiary clearly dictate support for or a vote against a proposal. For example, we support management on routine, noneconomic proposals. However, we must exercise discretion in determining how we can best protect the financial investment of the shareholder while providing the support to management in the operation of the business. In order to ensure proper exercise of this discretion, we have established a proxy structure with controls.

We have a central voting philosophy. Common stocks are purchased for our accounts based upon our evaluation that the stocks have an attractive return potential over a reasonable time horizon. Our purchase and retention of a stock inherently projects confidence that management will operate the company in a manner consistent with earning a reasonable return. As a result, we will normally support management's stance on proxy proposals.

                              PROXY ADMINISTRATION
                                      2/08

                                     Policy

1. The Management Policy Group (MPG) develops proxy policy and philosophy and approves proxy guidelines on an annual basis.

2. Portfolio Managers propose guidelines for voting by proxy within the general policy and philosophy established by the MPG and submit such guidelines to the MPG for approval.

3. The Portfolio Managers vote all proxies for the securities under their advisement consistent with established policies and guidelines.

4. Portfolio Managers must document the rationale for their vote either by referencing established guidelines or by a specific explanation.

5. Portfolio Managers votes in violation of established guidelines must get prior approval by the MPG.

6. Portfolio Managers must vote all proxies for specific securities identically across accounts, unless specific client instruction is accepted.

7. Portfolio Managers should vote all proxies related to common issues consistently unless circumstances are materially different. (See qualification in No. 6.)

8.   Our internal voting position guidelines cover four types of proposals:

     a.   "routine" management proposals (Exhibit "A");

     b.   "anti-takeover" proposals (Exhibit "B");

     c.   shareholder proposals (Exhibit "C"); and

     d.   "non-routine" non-compensation proposals (Exhibit "D").

9. The Compliance Officer, or MPG designate, will review all votes in advance and report on a quarterly basis to MPG.

10. Any Peregrine employee that becomes aware of an actual or potential proxy voting conflict of interest shall communicate the issue to compliance, who will arrange to have it reviewed by the MPG. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees shall be resolved in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client (including our parent company, Wells Fargo & Company) attempts to influence our votes. All proxy votes with the potential for material conflicts of interest must be reviewed by MP G prior to voting. MPG will ensure that such votes are consistent with our responsibility to "vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries." Our proxy voting guidelines provide the framework for such review. All proxy votes for companies that are also clients of Peregrine shall be disclosed (subject to confidentiality issues) in our client proxy reports.

11. Peregrine does not routinely recall securities on loan. Portfolio Managers may submit a request to Info Services and the portfolio administrator to recall shares on loan if the vote may materially impact the potential return on the security.

12. Despite our best efforts to vote proxies in a timely manner, there may be circumstances that interfere with any ability to do so. Examples include: late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.

                              PROXY ADMINISTRATION
                                     02/08

                                   Procedures

1. Peregrine contacts the Master Trustee in writing, informing them that Peregrine has been authorized to vote proxies, and all proxy cards should be forwarded to the attention of the Proxy Coordinator of Peregrine Capital Management.

2. Peregrine utilizes Proxy Edge (www.proxyedge.com), an online proxy voting system, for the majority of accounts authorized to vote. Meeting information is received via the web site through an automatic interface (meeting date, record date, proposals, ballots received) as well as to export voted ballots. Paper ballots are received from custodians for accounts not using the Proxy Edge service.

The Proxy Coordinator sets up a file for a meeting upon e-mail notification from Proxy Edge. The file contains the Proxy Edge report listing all electronic ballots received (accounts and number of shares), any paper ballots received, one set of proxy materials (received by mail), the ISS recommendation and any other materials relevant to the meeting. A log is maintained (separately from Proxy Edge) for both electronic and paper ballots that includes meeting date, record date, number of shares Peregrine held as of record date, number of shares on ballot, number of shares on loan as reported by the custodian, and any notes. Discrepancies in shares are forwarded via the Proxy Edge service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.

3. The Proxy Coordinator e-mails a current list of portfolio holdings to Institutional Shareholder Services, Inc. (ISS), an on-line proxy research service used by Peregrine.

4. The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager and sets the date for the return of instructions for voting, allowing enough time for the Compliance Officer's review.

EXCEPTION DUE TO AUTOMATIC VOTING ("STANDING INSTRUCTIONS"): MPG has approved automatic voting ("standing instructions") for two proposals: A1, the election of directors, and A2, the ratification and appointment of auditors. A "FOR" vote shall be cast for these two proposals unless the Portfolio Manager provides timely instructions to the contrary (via a reply e-mail, described below). When a meeting includes ONLY proposals A1 and A2, the Proxy Coordinator sends an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals, inviting a contrary vote. If no contrary designation is received from the Portfolio Manager or Compliance, the Proxy Coordinator votes the proposals according to the standing instructions.

Under these circumstances, the Proxy Coordinator retains only the Proxy Edge report and a copy of the e-mail described above as a record of voted activity. Because the meeting information is available on the Proxy Edge web site, the Proxy Coordinator does not retain hard copies. ISS research is on its web site for 9 years.

5. Records on all votes, including the supporting rationale, are maintained in separate client proxy files. A central file is also maintained (except for A1 and A2 only votes as described above) and includes the annual report (if received), proxy materials, ISS recommendations, Peregrine's vote and supporting rationale, and Proxy Edge confirmation of ballots received.

6. Clients receive reports on a quarterly basis (or client's desired frequency) summarizing the proxy voting activity for these portfolios. Votes against management and votes that are inconsistent with our proxy guidelines are footnoted and explained on these reports. Clients are offered a copy of Peregrine's proxy policies and procedures within the quarterly letter.

                                   EXHIBIT "A"
                                      3/00

                         "Routine" Management Proposals

Consistent with our general philosophy of supporting management, we vote in support of management on the following "routine" management proposals:

1.   Election of directors and other officers of the corporation.

2.   Appointment of auditors.

3. Amending the By-laws to conform with modern business practices or to comply with applicable laws.

4.   Elimination of preemptive rights.

5.   Indemnification of officers, directors, employees and agents.

6.   Increasing the number of shares outstanding for ordinary business purposes.

7.   Declaring stock splits and stock dividends.

8. Authorizing a new class or series of securities for ordinary business purposes.

9.   Changing or fixing the number of directors.

10. Amending and restating the Articles of Incorporation (for simplification or modernization).

11.  Changing the date and/or location of annual meetings.

12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)

13.  Automatic dividend reinvestment plans.

14.  Changing the company name (without a re-organization).

15. Qualified and non-qualified stock option plans for employees and/or directors.

16.  Thrift and saving plans.

17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.

                                   EXHIBIT "B"
                                      3/00

                            "Anti-takeover" Proposals

Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals are voted against when deemed to provide such a conflict:

1. Board classification without cumulative voting. Restricts the interest of minority shareholders.

2. Elimination of shareholder action by written consent. Restricts the shareholder in asserting rights to participate in control of the company.

3. Blank check preferred stock. Has the potential for diluting shareholder control.

4. Restricting removal of directors for cause only and only by a supermajority vote.

5.   Fair-price proposals combined with supermajority rules.

6.   Multiple anti-takeover proposals.

7. Poison Pill proposal. Any action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third party in the event of an acquisition, immediate vesting of all pension rights, continuation of salaries for all employees with a certain number of years of tenure, etc.

8. Golden parachutes. These include continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of all incentive, stock, and merit programs, etc.

9. Excessive requests for additional shares (generally, current authorized shares plus requested shares in excess of four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.

                                   EXHIBIT "C"
                                      3/00

                              Shareholder Proposals

Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.

                                   EXHIBIT "D"
                                      3/00

                 "Non-Routine" Non-Salary Compensation Proposals

Although we generally support management proposals, management initiatives that result in "give-aways" of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals for non-salary compensation plans are voted against when deemed to provide such a conflict:

1. Plans which provide for exercise prices below 85% of market value at time of grant.

2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).

3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.

4. Plans which give the Board the authority to establish exercise prices without preset limits.

5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.

6. Combinations of the initiatives above.

                                      PIMCO

                     PROXY VOTING POLICY AND PROCEDURES(15)

     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(16) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(17) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(18)

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(19)

     Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

----------
(15) Revised as of May 7, 2007.

(16) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(17) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(18) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(19) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

CONFLICTS OF INTEREST

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;(20)

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

----------
(20) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     BOARD OF DIRECTORS

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     TENDER OFFER DEFENSES

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     CAPITAL STRUCTURE

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

     EXECUTIVE AND DIRECTOR COMPENSATION

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     STATE OF INCORPORATION

     State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     MERGERS AND RESTRUCTURINGS

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     DISTRESSED AND DEFAULTED SECURITIES

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     MISCELLANEOUS PROVISIONS

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                       SOUTHEASTERN ASSET MANAGEMENT, INC.

                             LONGLEAF PARTNERS FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the "Advisers Act"), Southeastern Asset Management, Inc. ("Southeastern") must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the "Proxy Policy") are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust ("Longleaf"), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the "40 Act"). Pursuant to its discretionary authority to manage Longleaf's assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf's portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf's three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf's proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf's public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

                                       I.

                      INFORMATION AVAILABLE TO CLIENTS AND
                              LONGLEAF SHAREHOLDERS

In order to comply with Adviser's Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client's portfolio.

Shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds' Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds' website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds' website, www.longleafpartners.com, by calling (800) 445-9469, or on the Funds' Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

                                       II.

              STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

PROPOSAL MUST BENEFIT SHAREHOLDERS. One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

MANAGEMENT MUST BE RESPONSIVE. Southeastern's portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

GENERAL POLICIES WITH RESPECT TO ROUTINE PROPOSALS. Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company's Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern's general policy is to support the Board's recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy. In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but "withholding" the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

     - A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board's positions by withholding the votes for re-election of the Board or any director.

     - There may be situations where top management of a company, after having discussions with Southeastern's portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

GENERAL POLICIES WITH RESPECT TO SPECIAL MANAGEMENT PROPOSALS. In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern's general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy. There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

GENERAL POLICIES WITH RESPECT TO SHAREHOLDER PROPOSALS. There may be situations when a company's proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis. There may also be proposals which attempt to further the political or social views of its proponents. Southeastern's primary objective in voting proxies is to support corporate operating policies which provide the maximum financial benefit to shareholders. Because Southeastern votes on behalf of numerous clients with varying viewpoints, Southeastern is not in a position to advance the social or political aims of others. In Southeastern's opinion, if a company's management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive. Southeastern believes that supporting shareholder-oriented management in this manner is acting in the best interest of all Southeastern's clients.

                                      III.

             DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

          -    "One share, one vote."

Explanation. Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

          -    Reasonable Stock Option Plans and Reasonable Cash Incentives.

     Explanation. Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

          -    Super-dilutive Stock Option Plans.

     Explanation. Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

          -    Reasonable Employment Contracts and "Golden Parachutes."

Explanation. To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable "parachutes" or termination compensation for an effective top management group.

          -    Share Repurchase Programs.

     Explanation. During periods when a portfolio company's shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company's businesses or an increase in corporate dividends. Shrinkage of the company's common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

          -    Cumulative Voting and Pre-emptive Rights.

     Explanation. Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

          -    "Blank Check" Preference Stock.

     Explanation. "Blank Check" preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of "blank check" preference stock provisions.

          -    "Greenmail" Share Repurchases.

     Explanation. Unlike normal share repurchase programs which are implemented when a company's shares are materially underpriced, "greenmail" repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such "greenmail" payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in "greenmail" repurchases in circumstances which would not enhance long-term shareholder value.

          -    Structural Anti-takeover Defenses.

     Explanation. In most situations, the adoption of anti-takeover defenses which become part of the corporation's organizational structure have the effect of limiting natural market forces on the trading price of a company's stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of "poison pills" designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

     Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

          -    Right to Call Meetings

          Explanation. Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company's annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value

          -    Mergers, Acquisitions, Reorganizations, and other Transactions

          Explanation. Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

                                       IV.

                     SOUTHEASTERN'S PROXY VOTING PROCEDURES

MONITORING FOR PROXIES AND CORPORATE ACTIONS. Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for record and meeting dates of the holdings in Southeastern's client portfolios. On a regular basis, Southeastern sends an updated "holdings" file to this administrator, which has undertaken to notify Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and "check" on this service provider. Upon notification of record and meeting dates, Southeastern's Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator's job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. Southeastern uses a proxy voting service to assist with implementation of Southeastern's voting decisions for each of its client accounts.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client's portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to sell in the company's stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. Southeastern may also refrain from voting where shares of a particular holding have been sold out of all client accounts prior to the meeting date. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), and Southeastern will not normally respond where the default action is the desired outcome. Other corporate actions which do require a response are handled directly by the Proxy Coordinator.

DECISIONS ON PROXY VOTING. Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company's Board of Directors is presented to Southeastern's CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see "Conflicts of Interest" below).

ATTENDANCE AT SHAREHOLDERS' MEETINGS. A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management's position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

CONFLICTS OF INTEREST. Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern's clients may have a material interest in the outcome of a vote. It is also possible that Southeastern's personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern's internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern's Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

     -    the nature of the conflict;

     -    an evaluation of the materiality of the conflict; and

     - if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under "Record Retention" below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds' Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company's shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

     - whether Southeastern has been solicited by the person or entity creating the conflict;

     - whether the size of Southeastern's business relationship with the source of the conflict is material in light of Southeastern's total business;

     - whether Southeastern's voting power or voting decision is material from the perspective of the source of the conflict;

     - other factors which indicate Southeastern's voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients' best interest.

RECORD RETENTION. As required by Adviser's Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

     -    copies of its proxy policies and procedures;

     - copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC's EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

     - a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

     - copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

     - copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern's written response to any written or oral client request for information on how Southeastern voted its proxy.

     -

ADOPTED AUGUST 1, 2003
AMENDED DECEMBER 18, 2006
AMENDED DECEMBER 4, 2007

                           STW FIXED INCOME MANAGEMENT
                               PROXY VOTING POLICY

STW acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). STW's authority to vote proxies is established through its investment advisory agreements with clients. STW votes all proxies for all clients for which it has been specifically delegated such authority and with respect to all ERISA clients (unless the ERISA client expressly reserves the authority to do so). If a particular investment advisory agreement is silent with respect to STW's authority related to proxies, then STW contacts the client in the event that it receives a proxy to determine whether the client would like to vote the proxy or whether the client would like to delegate such authority to STW. In such situations, STW maintains a written record of any authority either reserved by the client or delegated to STW. To the extent that STW does not receive any instructions from a client, STW votes the proxy.

It is important to note that STW manages investment-grade fixed income securities and is rarely required to vote proxies on behalf of its clients. When STW is required to do so, STW's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). STW acts in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

Corporate bondholder actions, which may include tender offers or exchanges, bankruptcy proceedings and class actions, are given the same considerations as proxies under this policy.

Responsible Party and the Proxy Voting Process

After receiving a proxy, STW obtains information relevant to voting the proxy. STW evaluates each proxy and votes in a way that is in the best interest of the client. Prior to voting a proxy, STW identifies any material conflicts of interest that might exist with respect to a given proxy. If material conflicts are identified, they are handled in the manner described below.

Material Conflicts of Interest

IF ANY MATERIAL CONFLICT IS IDENTIFIED, STW DETERMINES HOW SUCH CONFLICT SHOULD BE ADDRESSED AND RESOLVED AND FULLY DISCLOSES THE CONFLICT TO THE AFFECTED CLIENT BEFORE VOTING THE PROXY. IF A MATERIAL CONFLICT OF INTEREST CANNOT BE RESOLVED AND THE CLIENT DOES NOT WISH TO INDEPENDENTLY VOTE OR DIRECT THE VOTE OF SUCH PROXY, STW WILL DISCUSS USING AN INDEPENDENT THIRD PARTY TO VOTE THE PROXY IN THE CLIENT'S BEST INTEREST.

Record Keeping

STW maintains all books and records required under Rule 204-2 of the Advisers Act relating to the proxy voting process. In addition, STW describes its proxy voting policy in its Form ADV Part II and informs clients how they may obtain information on how STW voted proxies with respect to their portfolio securities. Clients may obtain information on how their securities were voted or a copy of this Policy by contacting STW's Chief Compliance Officer.

                      SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

                    PROXY VOTING POLICY & PROCEDURES SUMMARY

Introduction

Systematic Financial Management, LP ("Systematic") exercises proxy voting authority over securities within its client's portfolios for its clients that have directed Systematic to exercise such proxy voting authority. As an investment adviser and fiduciary of client assets, Systematic has implemented proxy voting policies and procedures designed to ensure that Systematic votes proxies in the best interest of clients for whom Systematic has voting authority.

CONFLICTS OF INTEREST

     There may be a situation where ISS itself may have a material conflict with an issuer of a proxy. In those situations, ISS will fully or partially abstain from voting and Systematic's Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic's Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast.

     AUDITOR STANDARDS

     Systematic's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002. The act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's external Auditor.

BOARD OF DIRECTORS Systematic has retained ISS as an independent proxy voting agent, and Systematic typically follows the ISS proxy voting guidelines when voting proxies. The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of this policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.

     Responsibilities of the Board of Directors may include the election of: (i) Directors, (ii) Independent Directors, (iii) Independent Nominating, Audit & Compensation Committees, (iv) Audit Committees, (v) Compensation Committees (vi) Nominating/ Corporate Governance Committee; (vii) Separate Offices of Chairman of the Board & CEO; and the oversight of: (i) Classified Boards, (ii) Term Limits, (iii) Director Liability, and (iv) Indemnification.

     COMPENSATION

     Issues may include (i) Stock Option Plans, (ii) Executive Compensation Plans, (iii) Disclosing or Restricting Executive Compensation, (iv) Golden Parachutes, and (v) Outside Director Compensation & Benefits.

     CORPORATE GOVERNANCE

     Issues may include (i) Broader Participation on the Board, (ii) Increasing Authorized Common Stock, (iii) Blank-Check Preferred Stock, (iv) Reincorporation, (v) Shareholder Rights Plans (Poison Pills), (vi) Board Size & Compensation, (v) Supermajority Voting Requirements, (vi) Dual Class Voting, (vii) Cumulative Voting, (viii) Shareholders' Right to Call Special Meetings, (ix) Approving Other Business, (x) Equal Access to the Proxy, and
     (xi) Fair-Price Provisions.

Proxy Voting Committee

Systematic has a Proxy Voting Committee that monitors and reviews its voting policies and procedures on an as needed basis. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, and the documentation of the resolution of any conflict of interest. The Committee or Systematic's CCO will also ensure that proxies are voted in a timely manner. Systematic uses a consensus approach when voting proxies and does not allow portfolio managers to vote proxies independently.

Voting Guidelines

Systematic has two sets of proxy voting guidelines, one for Taft Hartley Plan Sponsor clients and another, for all other clients, covering U.S. and global proxies. It is the client's decision as to which set of guidelines will be used to vote its proxies.

Details of Systematic's proxy voting policy guidelines for both types of clients are available upon request.

PROXY/SHAREBLOCKING

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm's proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic's ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Systematic has contracted with ISS, an independent third party research and proxy voting service provider. Systematic has adopted the ISS proxy voting guidelines (available upon request).

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

     T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

     T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

     FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

     PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

     INVESTMENT SERVICES GROUP. The Investment Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

     PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

     IN ORDER TO FACILITATE THE PROXY VOTING PROCESS, T. ROWE PRICE HAS RETAINED RISKMETRICS GROUP ("RMG"), FORMERLY KNOWN AS INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"), AS AN EXPERT IN THE PROXY VOTING AND CORPORATE GOVERNANCE AREA. RMG SPECIALIZES IN PROVIDING A VARIETY OF FIDUCIARY-LEVEL PROXY ADVISORY AND VOTING SERVICES. THESE SERVICES INCLUDE IN-DEPTH RESEARCH, ANALYSIS, AND VOTING RECOMMENDATIONS AS WELL AS VOTE EXECUTION, REPORTING, AUDITING AND CONSULTING ASSISTANCE FOR THE HANDLING OF PROXY VOTING RESPONSIBILITY AND CORPORATE GOVERNANCE-RELATED EFFORTS. WHILE THE PROXY COMMITTEE RELIES UPON RMG RESEARCH IN ESTABLISHING T. ROWE PRICE'S PROXY VOTING GUIDELINES, AND MANY OF OUR GUIDELINES ARE CONSISTENT WITH RMG POSITIONS, T. ROWE PRICE DEVIATES FROM RMG RECOMMENDATIONS ON SOME GENERAL POLICY ISSUES AND A NUMBER OF SPECIFIC PROXY PROPOSALS.

Meeting Notification

     T. ROWE PRICE UTILIZES RMG'S VOTING AGENT SERVICES TO NOTIFY US OF UPCOMING SHAREHOLDER MEETINGS FOR PORTFOLIO COMPANIES HELD IN CLIENT ACCOUNTS AND TO TRANSMIT VOTES TO THE VARIOUS CUSTODIAN BANKS OF OUR CLIENTS. RMG TRACKS AND RECONCILES T. ROWE PRICE HOLDINGS AGAINST INCOMING PROXY BALLOTS. IF BALLOTS DO NOT ARRIVE ON TIME, RMG PROCURES THEM FROM THE APPROPRIATE CUSTODIAN OR PROXY DISTRIBUTION AGENT. MEETING AND RECORD DATE INFORMATION IS UPDATED DAILY, AND TRANSMITTED TO T. ROWE PRICE THROUGH GOVERNANCE ANALYTICS, RMG'S WEB-BASED APPLICATION. RMG IS ALSO RESPONSIBLE FOR MAINTAINING COPIES OF ALL PROXY STATEMENTS RECEIVED BY ISSUERS AND TO PROMPTLY PROVIDE SUCH MATERIALS TO T. ROWE PRICE UPON REQUEST.

Vote Determination

     RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

     Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence and who serve on key board committees. We withhold votes from directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

     Anti-takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

     Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members.

     Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

     Social and Corporate Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG's proxy research. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and other public policy issues that are particularly relevant to their businesses.

     Global Portfolio Companies - RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG's general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management - Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

     Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

     Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

     Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

     Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

     Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG's Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

     On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

     Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

     Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

     Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

     T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

PROCEDURE: PROXY VOTING

RESPONSIBILITY:

               1.   Chief Compliance Officer

               2.   Proxy Voting Committee

               3.   Analysts and Portfolio Managers

               4.   Institutional Shareholder Services

DISCUSSION:

     1. Compliance identifies those Clients for which TimesSquare has been instructed to vote proxies. Each client typically identifies in their investment management contract whether they would like to retain proxy voting authority or delegate that authority to TimesSquare. However, if requested, TimesSquare will also honor a client's written direction on voting proxies. As described below, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service. Certain clients direct TimesSquare to vote proxies using pre-determined guidelines provided by organizations such as the AFL-CIO. TimesSquare provides such guidelines to its third party proxy voting service.

     2. TimesSquare has a Proxy Voting Committee, which meets at least annually to review and consider the third party voting services performance and review potential changes to TimesSquare's own policies. The Committee also meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee's review. The Committee will also periodically review a list of clients for which TimesSquare is not responsible to vote. The Proxy Voting Committee is comprised of the Chief Executive Officer, the VP of Operations, and the Chief Compliance Officer.

     3. As noted above, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service. The pre-determined guidelines are developed through consultation with the key proxy voting decision makers, that is, equity analysts and portfolio managers, and are reviewed and approved annually by the Proxy Voting Committee.

     To address potential material conflicts of interest between the interests of TimesSquare and its affiliates and the interests of TimesSquare's clients, TimesSquare adheres to pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee. The Guidelines are available from the Chief Compliance Officer.

     4. Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies' directors, management, and employees.

     5. Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are handled by Institutional Shareholder Services. All proxy materials are directed to ISS by the portfolios' custodians. ISS votes proxies in accordance with voting guidelines and instructions provided by TimesSquare; reconciles all ballots held on record date to shares voted; and maintains records of, and upon request provides quarterly reports on, how each portfolio has voted its proxies.

     6. TimesSquare will make reasonable efforts to vote client proxies in accordance with the Proxy Voting Committee's recommendation. TimesSquare will generally decline to vote a proxy if voting the proxy would cause a restriction to be placed on TimesSquare's ability to trade securities held in client accounts in "share blocking" countries. Accordingly, TimesSquare may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

     7. Using voting guidelines provided by TimesSquare, ISS alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to The Proxy Voting Committee, which reviews and approves/disapproves recommendations.

     8. Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

     9. In the case of sub-advised accounts, TimesSquare shall, unless otherwise directed by the account, be responsible for voting proxies.

     10.  Oversight

          On a periodic basis, TimesSquare monitors the third party voting service to ensure that it continues to vote according to its guidelines and continues to monitor for any potential material conflicts of interest. TimesSquare will also periodically verify that the third party voting service is voting for those clients for which TimesSquare has communicated to the third party voting service that it has voting authority.

          TimesSquare will also periodically conduct due diligence over the third party voting service's operations, including evaluating any relationship the third party voting service has with issuers, reviewing the third party voting service's conflict resolution procedures and otherwise reviewing it's practices to ensure the integrity of the ProxyVoting process, and to ensure that TimesSquare has a thorough understanding of the third party voting service's business.

          On a periodic basis, TimesSquare will confirm that client custodians are timely alerting the third party voting service when accounts are set up at the custodian for the third party voting service to


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     begin voting TimesSquare's clients' securities and that they are forwarding all proxy material's pertaining to the client's portfolios to the third party voting service for execution.

     11. Clients may obtain information about how TimesSquare voted proxies for securities held in their account(s) by contacting TimesSquare.

     12. Upon request, TimesSquare will provide its clients with a description of TimesSquare's proxy voting policy and procedures. In addition, TimesSquare also discloses information regarding its proxy voting procedures in its Form ADV Part II.


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                    TUKMAN GROSSMAN CAPITAL MANAGEMENT, INC.

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

I.   POLICY

Tukman Grossman Capital Management, Inc. ("TGCM") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). TGCM will vote all proxies unless a client (including a "named fiduciary" under ERISA) either reserves the right to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, or the client (or its custodian) otherwise directs proxy materials and corporate actions to the client or a party other than TGCM. TGCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Proxy and Corporate Action Voting Policies and Procedures ("Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, TGCM's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). TGCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by TGCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.


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

III. PROCEDURES

Melvin Tukman, Daniel Grossman, and Scott Rosen, TGCM's Compliance Officers, are ultimately responsible for ensuring that all proxies received by TGCM are voted in a timely manner and in a manner consistent with each client's best interests.

TGCM currently utilizes the services of a third-party proxy voting service, Institutional Shareholder Services ("Service"), to assist in the development of TGCM's proxy voting guidelines (see attached Appendix A for our current proxy voting guidelines, "Guidelines") and to assist in the voting of proxies according to these Guidelines. The Service reviews proxies and prepares a recommended vote based on the Guidelines. Scott Rosen, TGCM's Chief Financial Officer / Chief Compliance Officer, or one of the other Compliance Officers (collectively, the "Reviewers") reviews the Service's recommended vote and makes a final voting decision, which is then forwarded to the Service for actual voting of the proxies.

At least annually, the Reviewers, will review the Guidelines and any research received from the Service, and TGCM may revise its Guidelines at that time.

Although many proxy proposals can be voted in accordance with our Guidelines, we recognize that some proposals require special consideration and, as noted on our Guidelines, TGCM will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Service will forward these ballot questions to the Reviewers who may consult with other TGCM personnel to determine the appropriate action on the matter.

The Service generally reviews TGCM's proxy voting process by collecting the proxy voting materials, tracking missing proxies and providing reporting services.

Unless a client has instructed TGCM otherwise, the Reviewers are also responsible for ensuring that all corporate action notices or requests which require shareholder action and which are received by TGCM are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

     A.   CONFLICTS OF INTEREST

One or more of the Reviewers will review the proxy proposal for conflicts of interest as part of the overall vote review process. A conflict of interest may exist, for example, if TGCM has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any Reviewer with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy proposal shall disclose that conflict to the other Reviewers and remove himself or herself from the proxy voting process.

If it is determined that a proxy proposal raises a material conflict between TGCM's interests and a client's interest, including a mutual fund client, TGCM will resolve such a conflict in the manner described below:

          1. Vote in Accordance with the Guidelines. To the extent that TGCM has specific Guidelines with respect to the proposal in question, TGCM shall vote in accordance with the Guidelines.

          2. Use an Independent Third Party. To the extent that TGCM does not have specific Guidelines with respect to the proposal in question, TGCM will vote in accordance with the recommendations of the Service or, if no recommendation was issued by the Service, of another independent third party. Where


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               such independent third party's recommendations are received on a timely basis, TGCM will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received and the Service does not issue recommendations on the vote, TGCM will abstain from voting the securities held by that client's account.

     B.   LIMITATIONS

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where TGCM has determined that it is in the client's best interest, TGCM will not vote proxies received. The following are certain circumstances where TGCM will limit its role in voting proxies:

          1. Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself, it has delegated the right to vote proxies to a third party, or the client's custodian directs proxies to the client or another party, TGCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by TGCM, it will promptly be forwarded to the client or specified third party.

          2. Terminated Account: Once a client account has been terminated with TGCM in accordance with its investment advisory agreement, TGCM will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

          3. Limited Value: If TGCM determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, TGCM may abstain from voting a client's proxies. TGCM also will not vote proxies received for securities which are no longer held by the client's account.

          4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where TGCM determines that a proxy vote (or other shareholder action) is materially important to the client's account, TGCM may recall the security for purposes of voting.

          5. Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, TGCM may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.


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IV.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, TGCM will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that TGCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by TGCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

TGCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how TGCM voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of TGCM's Policies and Procedures by written request addressed to TGCM. TGCM will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.


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

                                   APPENDIX A

                    TUKMAN GROSSMAN CAPITAL MANAGEMENT, INC.

                         PROXY VOTING GUIDELINES - 2008

Tukman Grossman Capital Management, Inc. (TGCM) has a fiduciary duty to its clients to vote their proxies, where requested, in a prudent and diligent manner intended to enhance the economic value of the assets of the clients' accounts. Consequently, TGCM has adopted the following guidelines to assist in this process, but these guidelines are not substitute for careful consideration of each proxy item.

Board of Directors

The board of directors plays a key role in maintaining corporate governance and overseeing management on behalf of the shareholders. Proxies will generally be voted "For" the company's nominees and proposals except as follows:

"Withhold" votes in cases of:

     - Nominee is not an independent member of the audit committee and the committee is comprised of less than 75% independents

     - Nominee is not an independent member of the compensation committee and the committee is comprised of less than 75% independents

     - Nominee is not an independent member of the nominating committee and the committee is comprised of less than 75% independents

     - Nominee is not independent (excluding the Chief Executive Officer) and the board is comprised of less than 50% independents

     - Nominee attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year without a valid excuse (i.e. illness, work on behalf of the company, service to the nation)

"Case-by-case" votes in cases of contested director elections

"Against" votes in cases of:

     -    Proposals to classify the board of directors

     - Authorization for the board to fill vacancies if the appointed directors are not subject to a shareholder's vote at the following annual general meeting


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

Compensation

Proper alignment of executive compensation with shareholder interests is vital to creating longterm value. Proxies will generally be voted "For" the company's proposals except as follows:

"Against" votes in cases of:

     - Stock, restricted stock, stock option plans where the minimum dilution of all plans exceeds the 75th percentile of the company's peer group

     - Plans which allow the company to reprice or replace underwater options without shareholder approval

     - Plans which allow options to be granted at less than 100% of fair market value at date of grant

     -    Plans which allow the plan administrator to grant reload stock options

     - Plans that have an automatic share replenishment feature (evergreen plan)

     - The company's three-year average burn rate exceeds the 75th percentile of its peer group

     - Plan amendments that shorten the vesting requirement or lessen performance requirements

     - Employee stock purchase plans if dilution represented by the proposal is more than 5% of the outstanding common stock

     - Employee stock purchase plans if dilution represented by the shares reserved under all plans is more than 5% of the outstanding common stock

     -    Company proposals to reprice options

Shareholder Rights

Maintaining shareholder rights preserves shareholder value. Proxies will generally be voted "For" the company's proposals except as follows:

"Against" votes in cases of:

     - Amendments to the company's articles, bylaws, or charter which reduce shareholder rights or the details are not disclosed

     -    Elimination or restriction on the right to act by written consent

     -    Adoption or increase in supermajority voting requirements

     -    Adoption of poison pill plans

     -    Opting out of State's control share acquisition laws

     -    Rescission of fair price provisions

     -    Elimination or restriction on the right to call special meetings

     -    Permitting the board to amend the bylaws without shareholder consent

     - Changing the state of incorporation if the proposal would reduce shareholder rights


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

Routine Company Proposals

Routine company proposals include matters such as declaring a stock split, changing the company name, ratification of the auditors, etc. Proxies will generally be voted "For" the company's proposals except as follows:

"Against" votes in cases of:

     - Ratification of the auditors if the fees paid by the company in the prior fiscal year for non-audit services exceed 50% of the aggregate fees paid to the company's outside auditor

Stock Issuance and Recapitalizations

Proxies will generally be voted "For" the company's proposals except as follows:

"Against" votes in cases of:

     - Authorization of new classes of common stock which have inferior or superior voting rights

     - Authorization of new classes of preferred stock if the board has unlimited rights to set the terms and conditions of the shares (known as "blank check" preferred stock)

     - Increase in authorized common stock if the shares have superior voting rights

     - Increase in authorized preferred stock if the board has unlimited rights to set the terms and conditions of the shares (known as "blank check" preferred stock)

     - Authorization of the board to set the terms of preferred stock if the effect is to increase the voting rights of this stock

     - Approval or amendment of conversion of securities if the shares have superior voting rights or post-conversion shares have voting rights superior to those held pre-conversion

     - Amending votes per share of existing stock if the amendment results in a loss of voting rights, loss of dividend rights, or dual class share structure with unequal voting rights

     - Approval of issuance of share for a private placement if the shares have superior voting rights

     -    Recapitalization plans which would reduce the rights of shareholders

Shareholder Proposals

Shareholder proposals are held to the same standard as the company's proposals and will be voted consistently in order to maximize shareholder value. For example, proxies will be voted "Against" a management proposal to classify the board and "For" a shareholder proposal to declassify the board. Unique shareholder-only proxies will generally be voted "Against" except as follows:

"For" votes in cases of:

     -    Establishing a nominating or compensation board committee


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

     - Requiring majority vote unless the company has a bona fide policy that precludes a director who does not receive the support of a majority of votes cast from serving on the board

     -    Submission of poison pill plans to shareholder vote

     -    Providing for confidential voting

     - Elimination or restriction on severance agreements unless the company has already adopted a policy limiting golden parachutes

     -    Increased disclosure of executive compensation

ADOPT SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1440)

     Vote AGAINST this proposal.

AMEND SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1443)

     Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

ELIMINATE SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1444)

     Vote FOR this proposal.

ADOPT SUPERMAJORITY LOCK-IN (1445)

     Vote AGAINST this proposal.

AMEND SUPERMAJORITY LOCK-IN (1446)

     Vote AGAINST IF the amendment would establish a complete lock-in on all charter and bylaw provisions.

ELIMINATE SUPERMAJORITY LOCK-IN (1447)

     Vote FOR this proposal.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)

     Vote FOR this proposal.

ADOPT FAIR PRICE PROVISION (1460)

     Vote FOR this proposal.

AMEND FAIR PRICE PROVISION (1461)

     Vote FOR this proposal.

REPEAL FAIR PRICE PROVISION (1462)

     Vote AGAINST this proposal.

ADOPT ANTI-GREENMAIL PROVISION (1470) CASE BY CASE

ADOPT ADVANCE NOTICE REQUIREMENT (1480)

     Vote FOR this proposal.

OPT OUT OF STATE TAKEOVER LAW (1490)

     Vote AGAINST this proposal.

OPT INTO STATE TAKEOVER LAW (1491)

     Vote FOR this proposal.

ADOPT STOCK INCENTIVE PLAN (1500)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

     Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

     Vote AGAINST IF the plan allows nonqualified options to be priced at less than 100% of the fair market value.

     Vote AGAINST IF the plan has an automatic share replenishment feature (evergreen plan).

     Vote AGAINST IF the plan administrator may grant reload stock options.

     Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

AMEND STOCK INCENTIVE PLAN (1501)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

     Vote AGAINST IF the amendment would allow options to be priced at less than 100% fair market value.

     Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.

ADD SHARES TO STOCK INCENTIVE PLAN (1502)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

     Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

     Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

     Vote AGAINST IF the plan has an automatic share replenishment feature (evergreen plan).

     Vote AGAINST IF the plan administrator may grant reload stock options.

     Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

LIMIT PER-EMPLOYEE AWARDS (1503)

     Vote FOR this proposal.

EXTEND TERM OF STOCK INCENTIVE PLAN (1505)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

     Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

     Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

     Vote AGAINST IF the plan administrator may grant reload stock options.

     Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

ASSUME STOCK PLAN(S) (1506)

     Vote AGAINST if the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

     Vote AGAINST IF the assumed plan(s) allows the company to reprice or replace underwater options without shareholder approval.

     Vote AGAINST IF the assumed plan(s) allows nonqualified options to be priced at less than 100% of the fair market value.

     Vote AGAINST IF the assumed plan(s) has an automatic share replenishment feature (evergreen plan).

     Vote AGAINST IF the plan administrator may grant reload stock options.

ADOPT DIRECTOR STOCK INCENTIVE PLAN (1510)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

     Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

     Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value.

AMEND DIRECTOR STOCK INCENTIVE PLAN (1511)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

     Vote AGAINST IF the amendment would allow options to be priced at less that 100% fair market value.

ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN (1512)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

     Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

     Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)

     Vote AGAINST IF the dilution represented by this proposal is more than 5% of outstanding common stock.

     Vote AGAINST IF the minimum equity overhang of all plans is more that 5% of outstanding common stock.

AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)

     Vote FOR this proposal.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)

     Vote AGAINST IF the dilution represented by this proposal is more than 5% outstanding common equity.

     Vote AGAINST IF this proposal if the dilution represented by the shares reserved under all stock purchase plans is more than 5% of outstanding common stock.


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

ADOPT STOCK AWARD PLAN (1530)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

AMEND STOCK AWARD PLAN (1531)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

     Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

ADD SHARES TO STOCK AWARD PLAN (1532)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

ADOPT DIRECTOR STOCK AWARD PLAN (1540)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

AMEND DIRECTOR STOCK AWARD PLAN (1541)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

APPROVE ANNUAL BONUS PLAN (1560)

     Vote AGAINST IF the maximum per-employee payout is not disclosed.

     Vote AGAINST IF the performance criteria is not disclosed.

APPROVE SAVINGS PLAN (1561)

     Vote FOR this proposal.

APPROVE OPTION/STOCK AWARDS (1562)

     Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group. Vote AGAINST IF the three-year average grant rate exceeds the 75th percentile of the company's peer group.

     Vote AGAINST IF the option is priced at less than 100% of the fair market value on the grant date.

ADOPT DEFERRED COMPENSATION PLAN (1563)

     Vote FOR this proposal.

     APPROVE LONG-TERM BONUS PLAN (1564)

     Vote AGAINST IF the maximum per-employee payout is not disclosed.

     Vote AGAINST IF the performance criteria is not disclosed.

APPROVE EMPLOYMENT AGREEMENTS (1565)

     Vote FOR this proposal.

AMEND DEFERRED COMPENSATION PLAN (1566)

     Vote FOR this proposal.

EXCHANGE UNDERWATER OPTIONS (1570)

     Vote AGAINST this proposal.


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

AMEND ANNUAL BONUS PLAN (1581)

     Vote FOR this proposal.

RE-APPROVE OPTION/BONUS PLAN FOR OBRA (1582)

     Vote AGAINST IF the performance criteria is not disclosed.

AMEND LONG-TERM BONUS PLAN (1586)

     Vote FOR this proposal.

MISC. EXECUTIVE PAY (1900) CASE BY CASE

MISC. ANTITAKEOVER (1901) CASE BY CASE

MISC. BOARD OF DIRECTORS (1902) CASE BY CASE

Misc. Restructuring (1903) Case by Case

MISC. STOCK (1904) CASE BY CASE

MISC. ROUTINE (1905) CASE BY CASE

MISC. DIRECTOR PAY (1906) CASE BY CASE

MISC. MANAGEMENT (1907) CASE BY CASE

MISC. MANAGEMENT (1908) CASE BY CASE

MISC. MANAGEMENT - FUND/TRUST/DEBTHOLDERS (1909) CASE BY CASE

ELECTION OF TRUSTEE - FUND/TRUST/DEBTHOLDERS (1912) CASE BY CASE

SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)

     Vote AGAINST this proposal.

SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)

     Vote AGAINST this proposal.

SP-LIMIT NON-AUDIT FEES (2002)

     Vote AGAINST IF percent of non-audit fees billed by the auditor is less than 50%.

SP-ROTATE AUDITORS (2003)

     Vote FOR this proposal.

SP-RESTORE PREEMPTIVE RIGHTS (2010) CASE BY CASE

SP-STUDY SALE OR SPIN-OFF (2030)

     Vote AGAINST this proposal.

SP-ADOPT CONFIDENTIAL VOTING (2100)

     Vote FOR this proposal.


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

SP-COUNTING SHAREHOLDER VOTES (2101)

     Vote AGAINST this proposal.

SP-NO DISCRETIONARY VOTING (2102)

     Vote AGAINST this proposal.

SP-EQUAL ACCESS TO THE PROXY (2110)

     Vote AGAINST this proposal.

SP-MAJORITY VOTE TO ELECT DIRECTORS (2111) CASE BY CASE

SP-IMPROVE MEETING REPORTS (2120)

     Vote AGAINST this proposal.

SP-CHANGE ANNUAL MEETING LOCATION (2130)

     Vote AGAINST this proposal.

SP-CHANGE ANNUAL MEETING DATE (2131)

     Vote AGAINST this proposal.

SP-BOARD INCLUSIVENESS (2201)

     Vote AGAINST proposals to include more women and members of racial minorities among director candidates.

SP-INCREASE BOARD INDEPENDENCE (2202) CASE BY CASE

SP-DIRECTOR TENURE /RETIREMENT AGE (2203)

     Vote AGAINST this proposal.

SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)

     Vote AGAINST this proposal.

SP-ALLOW UNION /EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)

     Vote AGAINST this proposal.

SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)

     Vote FOR this proposal.

SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)

     Vote FOR this proposal.

SP-CREATE NOMINATING COMMITTEE (2211)

     Vote FOR this proposal.

SP-CREATE SHAREHOLDER COMMITTEE (2212)

     Vote AGAINST this proposal.

SP-INDEPENDENT BOARD CHAIRMAN (2214)

     Vote AGAINST this proposal.

SP-LEAD DIRECTOR (2215)


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

     Vote AGAINST this proposal.

SP-ADOPT CUMULATIVE VOTING (2220)

     Vote AGAINST this proposal.

SP-REQUIRE NOMINEE STATEMENT IN THE PROXY (2230)

     Vote AGAINST this proposal.

SP-DOUBLE BOARD NOMINEES (2231)

     Vote AGAINST this proposal.

SP-DIRECTOR LIABILITY (2240)

     Vote AGAINST this proposal.

SP-REPEAL CLASSIFIED BOARD (2300)

     Vote FOR this proposal.

SP-REDEEM OR VOTE ON POISON PILL (2310)

     Vote FOR this proposal.

SP-ELIMINATE SUPERMAJORITY PROVISION (2320)

     Vote FOR this proposal.

SP-REDUCE SUPERMAJORITY PROVISIONS (2321)

     Vote FOR this proposal.

SP-REPEAL FAIR PRICE PROVISION (2324)

     Vote AGAINST this proposal.

SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)

     Vote FOR this proposal.

SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

     Vote FOR this proposal.

SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)

     Vote AGAINST this proposal.

SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)

     Vote AGAINST this proposal.

SP-RE-INCORPORATION (2342)

     Vote AGAINST this proposal.

SP-ADOPT ANTI-GREENMAIL PROVISION (2350) CASE BY CASE

SP-RESTRICT EXECUTIVE COMPENSATION (2400)

     Vote AGAINST this proposal.

SP-DISCLOSE EXECUTIVE COMPENSATION (2401)

     Vote FOR this proposal.


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

SP-RESTRICT DIRECTOR COMPENSATION (2402)

     Vote AGAINST this proposal.

SP-CAP EXECUTIVE PAY (2403)

     Vote AGAINST this proposal.

SP-PAY DIRECTORS IN STOCK (2405)

     Vote AGAINST this proposal.

SP-APPROVE EXECUTIVE COMPENSATION (2406)

     Vote AGAINST this proposal.

SP-RESTRICT DIRECTOR PENSIONS (2407)

     Vote AGAINST this proposal.

SP-LINK EXECUTIVE PAY TO SOCIAL CRITERIA (2408)

     Vote AGAINST this proposal.

SP-NO REPRICING OF UNDERWATER OPTIONS (2409)

     Vote FOR this proposal.

SP-GOLDEN PARACHUTES (2414)

     Vote AGAINST IF company has already adopted a policy limiting golden parachutes.

SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)

     Vote AGAINST this proposal.

SP-EXPENSE STOCK OPTIONS (2416)

     Vote FOR this proposal.

SP-PENSION FUND SURPLUS (2417)

     Vote FOR this proposal.

SP-APPROVE EXTRA BENEFITS UNDER SERP'S (2418)

     Vote AGAINST this proposal.

SP-REQUIRE OPTION SHARES TO BE HELD (2419)

     Vote AGAINST this proposal.

SP-CREATE COMPENSATION COMMITTEE (2420)

     Vote FOR this proposal.

SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)

     Vote AGAINST this proposal.

SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)

     Vote FOR this proposal.

SP-ADD PERFORMANCE CRITERIA TO EQUITY-BASED AWARDS (2423)

     Vote AGAINST this proposal.

SP-ADVISORY VOTE ON PAY (2425)

     Vote AGAINST this proposal.


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

SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)

     Vote FOR this proposal.

SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)

     Vote FOR this proposal.

SP-MISC. BOARD RELATED (2900) CASE BY CASE

SP-MISC. EXECUTIVE PAY (2901) CASE BY CASE

SP-MISC. ANTITAKEOVER (2902) CASE BY CASE

SP-MISC. MEETING (2903) CASE BY CASE

SP-MISC. ROUTINE (2904) CASE BY CASE

SP-MISC. DIRECTOR PAY (2905) CASE BY CASE

SP-MISC. SHAREHOLDER (2906) CASE BY CASE

SP-MISC. SHAREHOLDER (2907) CASE BY CASE

SP-MISC. SHAREHOLDER (2908) CASE BY CASE

SP-MISC. SHAREHOLDER (2909) CASE BY CASE

SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)

     Vote AGAINST IF the company does not operate in countries of concern.

     Vote AGAINST IF the company's code complies with or refers to the UN Norms.

SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)

     Vote AGAINST IF the proposal calls for action beyond reporting.

SP-BURMA-LIMIT OR END OPERATIONS (3030)

     Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.

SP-BURMA-REVIEW OPERATIONS (3031)

     Vote FOR this proposal.

SP-CHINA-NO USE OF FORCED LABOR (3040)

     Vote FOR this proposal.

SP-CHINA -ADOPT CODE OF CONDUCT (3041)

     Vote AGAINST IF the company has de minimus operations involving China.

SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)

     Vote AGAINST this proposal.

SP-REVIEW ECONOMIC CONVERSION (3110)

     Vote AGAINST this proposal.


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

SP-REVIEW SPACE WEAPONS (3120)

     Vote AGAINST this proposal.

SP-REVIEW FOREIGN MILITARY SALES (3130)

     Vote AGAINST this proposal.

SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)

     Vote AGAINST this proposal.

SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)

     Vote FOR this proposal.

SP-REVIEW CHARITABLE GIVING POLICY (3210)

     Vote AGAINST this proposal.

SP-LIMIT OR END CHARITABLE GIVING (3215)

     Vote AGAINST IF the company's giving is well-managed or the proposal would end all giving.

SP-REVIEW POLITICAL SPENDING OR LOBBYING (3220)

     Vote AGAINST this proposal.

SP-LIMIT OR END POLITICAL SPENDING (3221)

     Vote AGAINST this proposal.

SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)

     Vote AGAINST this proposal.

SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)

     Vote AGAINST this proposal.

SP-REVIEW TOBACCO MARKETING (3300)

     Vote AGAINST this proposal.

SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)

     Vote AGAINST this proposal.

SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)

     Vote AGAINST IF the proposal concerns research or changes to product ingredients.

SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)

     VOTE AGAINST IF THE PROPOSAL CALLS FOR AN END TO CONSUMER PRODUCT SAFETY TESTS WITH ANIMALS.

     VOTE AGAINST IF THE PROPOSAL CALLS FOR ACTION BEYOND REPORTING.

SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)

     Vote AGAINST this proposal.

SP-REVIEW RESPONSE TO OR IMPACT OF PANDEMICS (3342)

     Vote AGAINST this proposal.


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

SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)

     Vote AGAINST this proposal.

SP-REVIEW NUCLEAR FACILITY/WASTE (3400)

     Vote AGAINST IF the proposal asks for action beyond reporting.

     Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-REVIEW ENERGY EFFICIENCY & RENEWABLES (3410)

     Vote AGAINST IF the proposal asks for more than a report.

     Vote AGAINST IF the company has well-established energy efficiency practices.

SP-ENDORSE CERES PRINCIPLES (3420)

     Vote AGAINST this proposal.

SP-CONTROL GENERATION OF POLLUTANTS (3422)

     Vote AGAINST this proposal.

SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)

     Vote AGAINST IF management has issued a written statement beyond the legal minimum.

SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425)

     Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW/REDUCE PRODUCT TOXICITY (3426)

     Vote AGAINST this proposal.

SP-REVIEW/REDUCE TOXICITY OF PRODUCT FORMULATION (3427)

     Vote AGAINST this proposal.

SP-REVIEW OR CURB BIOENGINEERING (3430)

     Vote AGAINST this proposal.

SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)

     Vote AGAINST this proposal.

SP-REVIEW DEVELOPING COUNTRY DEBT (3500)

     Vote AGAINST this proposal.

SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)

     Vote AGAINST this proposal.

SP-REVIEW FAIR LENDING POLICY (3520)

     Vote AGAINST this proposal.

SP-REVIEW JOB CUTS OR RELOCATIONS (3600)

     Vote AGAINST this proposal.


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SP-REPORT ON EEO (3610)

     Vote AGAINST IF the proposal concerns the company's EEO policies by race or sex and the company has a well-established affirmative action program.

SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)

     Vote AGAINST this proposal.

SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)

     Vote AGAINST this proposal.

SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)

     Vote AGAINST this proposal.

SP-ADOPT STANDARDS FOR MEXICAN OPERATIONS (3622)

     Vote AGAINST this proposal.

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)

     Vote AGAINST this proposal.

SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)

     Vote AGAINST this proposal.

SP-REVIEW GLOBAL LABOR PRACTICES (3680)

     Vote AGAINST this proposal.

SP-MONITOR/ADOPT ILO CONVENTIONS (3681)

     Vote AGAINST IF the company has a reasonable code and monitoring system.

SP-REPORT ON SUSTAINABILITY (3700)

     Vote AGAINST this proposal.

SP-REVIEW/DEVELOP ETHICS POLICY (3720) CASE BY CASE

SP-MISC. HUMAN/POLITICAL RIGHT PROPOSAL (3900) CASE BY CASE

SP-MISC. MILITARY PROPOSAL (3901) CASE BY CASE

SP-MISC. POLITICAL/CHARITABLE DONATION (3902) CASE BY CASE

SP-MISC. HEALTH/ANIMAL PROPOSAL (3903) CASE BY CASE

SP-MISC. ENERGY/ENVIRONMENT PROPOSAL (3904) CASE BY CASE

SP-MISC. BANKING PROPOSAL (3905) CASE BY CASE

SP-MISC. WORKPLACE PROPOSAL (3906) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3907) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3908) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3909) CASE BY CASE


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                         WALTER SCOTT & PARTNERS LIMITED

              DISCRETIONARY PROXY VOTING - POLICIES AND PROCEDURES

                        Excerpted from Compliance Manual

Walter Scott & Partners Limited ("WSPL") may exercise voting authority over proxies with respect to securities held by certain of its clients. In exercising that authority, WSPL intends to comply with the requirements of Investment Advisers Act of 1940 (the "Advisers Act") and the Employee Retirement Income Securities Act of 1974 ("ERISA"), as applicable. These policies and procedures are designed to facilitate that compliance and ensure that WSPL exercises discretionary proxy voting authority in its clients' best interests. These procedures do not apply in any instance where a client has not granted WSPL discretionary voting authority either because the client has (a) retained voting discretion, (b) granted discretion to a third party or (c) directed that WSPL vote proxies in a particular manner.

FIDUCIARY CONSIDERATIONS. When a client grants WSPL proxy voting authority, WSPL owes that client a duty of care to monitor corporate actions and take timely action with respect to proxies received with respect to client holdings. Similarly, WSPL owes a duty of loyalty to vote those client proxies in a manner consistent with the client's best interests without regard for any interest WSPL may have in the matter. When voting proxies on behalf of a client that is an ERISA plan, WSPL must act in accordance with the duties of loyalty and prudence it owes the plan and for the exclusive benefit of the plan's participants and beneficiaries.

MONITORING PROXY ACTIVITY. WSPL receives notice of proxy activity with respect to client holdings through the custodians that hold client securities. As part of its research activities, WSPL's portfolio management also monitors for corporate actions by issuers held in client portfolios.

PROXY VOTING. In the absence of a conflict of interest, the decision on how a particular proxy is voted is generally made by the WSPL investment professional primarily responsible for that particular investment (the "stock champion") based on what is in the best interest of the particular client for whom the proxy is being voted. WSPL defines a client's best interest fundamentally with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective.

WSPL believes that the quality of a company's management is an important consideration in determining whether the company is a suitable investment. WSPL also recognizes that management can offer valuable insights by virtue of its central role in a company's affairs. Accordingly, WSPL will generally weigh management's views in determining how to vote a proxy, subject in all events to WSPL's overall analysis of the likely effect of the vote on its client's interest in the company.

PROXY VOTING POSITIONS. WSPL generally vote with the management as we feel that management should be allowed to make those decisions that are essential to the ongoing operations of the company. If WSPL vote against the management on a material issue the shares are generally sold. However, disagreement over one or two specific issues may not necessarily trigger a sale.

Our normal position on non-routine topics is shown below:

Corporate Governance Issues

WSPL will evaluate each proposal separately. WSPL will generally vote in favour of a management sponsored proposal to increase corporate governance and disclosure unless the proposal is likely to have a materially negative effect on the interests of shareholders.

Changes to Capital Structure

WSPL will evaluate each proposal separately. Generally WSPL will vote for changes such as stock splits which would enhance liquidity and open market share repurchase plans where all shareholders can


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participate pro rata but against proposals designed to discourage merger and acquisitions and other measures which do not provide shareholders with economic value.

Stock Option Plans & Compensation

WSPL will evaluate each proposal separately but generally vote for compensation plans that are reasonable but against those that are unduly generous or would result in excessive dilution to other shareholders.

Social and Corporate Responsibility Issues

WSPL will evaluate each proposal separately but would generally vote against proposals that involve a material economic cost to the company or restrict the freedom of the management to operate in the best interests of the company and of its shareholders.

RESOLVING POTENTIAL MATERIAL CONFLICTS OF INTEREST. The WSPL Investment Policy Group ("IPG") together with the Chief Compliance Officer are responsible for identifying potential conflicts of interest that may be material to the proxy voting process. Examples of potential conflicts of interest include situations in which WSPL or its personnel:

     - Manage a pension plan for, or provides other services to, a company whose management is soliciting proxies;

     - Has a direct or indirect material business relationship with a proponent of a proxy proposal that may influence how the proxy vote is cast;

     - Has a business or personal relationship with participants in a proxy contest, corporate officers, corporate directors or candidates for directorships.

Once it has identified a potential material conflict of interest, the IPG will resolve the conflict prior to voting the proxy in question. The IPG may resolve the conflict of interest by (a) obtaining informed client consent, (b) applying a pre-determined policy that is designed to serve the client's interests rather than WSPL's, provided that the application of the policy to the proxy in question requires the exercise of little or no discretion on WSPL's part, (c) applying a pre-determined policy based upon the recommendations of an independent third party, (d) implementing the recommendation of a third party engaged by the client or (e) in any other manner reasonably designed to fulfil WSPL's fiduciary duty to the client.

RECORDKEEPING. In connection with its exercise of discretionary voting authority for its clients, WSPL maintains records of (a) these proxy voting policies and procedures, as amended from time to time; (b) proxy statements received regarding securities held by those clients; (c) votes cast on behalf of those clients; (d) client requests for proxy voting information; and (e) documents that were material to the voting decision for a client proxy or that reflected the basis for such decision (including the resolution of any material conflict of interest).


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

                         WEDGE CAPITAL MANAGEMENT L.L.P.
                                  PROXY POLICY
                           REVISED: FEBRUARY 23, 2007

CLIENTS' BEST INTEREST

WEDGE Capital Management L.L.P. (WCM) has adopted and implemented the following Proxy Policy, which is designed to ensure that proxies are voted in the best interest of our clients and in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisors Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisors, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for advisors of ERISA accounts.

CASE-BY-CASE BASIS

This Policy is intended as a guideline. Each vote is cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

RESPONSIBLE PARTIES

Voting responsibilities are handled by the Recommending Analyst. If a stock is held in multiple portfolios, the Recommending Analyst who owns the most shares in his/her portfolio will be responsible to vote, except for QVM. Stocks owned in both QVM and a traditional portfolio (LCP, MCP, SCP) will be voted by the traditional portfolio analyst. The Proxy Coordinator is responsible for distributing the proxies to the correct analyst in a timely manner.

SOURCE OF INFORMATION

Each analyst may conduct his or her own research and/or use the information provided by Institutional Shareholder Services (ISS). ISS provides WCM with valuable information by analyzing proxies and issuing informed research and objective vote recommendations on specific proxy voting issues.

ROUTINE AND NON-ROUTINE ISSUES

Routine issues will be voted with management in the majority of cases, while non-routine issues may require more extensive research and review before determining the appropriate vote. The following lists are provided as a guideline and may not be all-inclusive. It is possible that an item which is listed here as routine, may in fact be non-routine given a particular scenario and vice-versa.

ROUTINE ISSUES MAY INCLUDE:

-    Selection and ratification of auditors.

-    Stock splits, dividend, and fractional share issues.

-    Application for listing of securities.

-    Corporate name changes.

-    Pollution, environment, or conservation issues.

-    Employment issues.

-    Restore or eliminate pre-emptive rights.


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-    Business abroad.

-    Date, location of annual meeting.

-    Contributions to charity or for education.

-    Increases in authorized shares, common or preferred.

- All other items which aren't expected to have a material adverse effect on the price of the stock.

NON-ROUTINE ISSUES MAY INCLUDE:

- Election of Directors, including the number and terms of office, attendance, and the number of meetings held.

- Remuneration of management, directors, and employees. Employee Stock Option Plans.

-    Acquisitions, mergers, and spin-offs.

- Significant changes in the Articles of Incorporation or By-Laws, such as anti-takeover provisions, "poison pills", and "rights" issues.

-    Cumulative voting issues.

- Golden parachute plans or any unusual compensation benefits to be awarded contingent upon the merger or acquisition of the particular company.

BASIS FOR VOTING DECISION

The voting decision will be written on the proxy statement (or ISS materials) by the Recommending Analyst and recorded in the proxy voting system by the Proxy Coordinator. IF A VOTE IS AGAINST MANAGEMENT, THE REASON FOR THE VOTE MUST BE CLEARLY DOCUMENTED ON THE ISS MATERIALS AND RECORDED IN THE SYSTEM TO ENSURE COMPLIANCE WITH CLIENT PROXY REPORTING.

CONFLICTS OF INTEREST

Any material conflicts of interest are to be resolved in the best interest of our clients.

To help eliminate any potential conflicts of interest, WCM does not allow any employee or partner or spouse of either to sit on the board of directors of any public company without Management Committee approval. WCM requires all employees and partners to adhere to the Association for Investment Management and Research Code of Ethics and Standards of Professional Conduct, which require specific disclosures of conflicts of interest and strict adherence to independence and objectivity standards.

In spite of our effort to eliminate potential conflicts of interest, there may be instances where a conflict of interest exists. Situations in which a potential conflict of interest may arise include:

1. A Recommending Analyst has a financial interest in the security in question or in a security which may be involved in a merger or acquisition with the security in question.

2. A Recommending Analyst has a personal relationship with someone, i.e.: a close friend or family member, who is employed by the company in question, or by a company which may be involved in a merger or acquisition with the company in question.

3.   The company in question is a client or prospective client of the firm.


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To mitigate the potential conflicts of interests listed above, as well as any other situation which may be deemed a potential conflict of interest, WCM has established a peer review and approval process.

IF ANY ONE OF THE THREE CRITERIA LISTED ABOVE IS MET, OR IF A RECOMMENDING ANALYST FEELS A POTENTIAL CONFLICT OF INTEREST EXISTS, HE OR SHE SHOULD COMPLETE A POTENTIAL CONFLICT OF INTEREST FORM, WHICH CAN BE FOUND AT ATTACHMENT A, FOR ALL PROXY ISSUES WHICH MAY BE AFFECTED BY THE POTENTIAL CONFLICT. The Potential Conflict of Interest Form has been created to document the Recommending Analyst's consultation with another analyst and if necessary, a member of the Management Committee. For items 1 & 2 above (or any conflict of a personal nature), a Recommending Analyst is required to consult with another analyst. If the Consulting Analyst disagrees with the Recommending Analyst's proxy vote recommendation, a Management Committee member must be consulted about the issue. For item 3 above (or any conflict which involves the entire firm), the Management Committee must be consulted about the issue. Once the Potential Conflict of Interest Form is completed, it should be given to the Proxy Coordinator with the proxy vote.

ABSTENTION

Proxies should be voted either for or against. In a very limited instance an abstention may be appropriate, in which case, the Recommending Analyst should document why he or she abstained from the vote. This will be documented in the system by the Proxy Coordinator.

ADMINISTRATIVE PROCEDURES

1. The New Account Coordinator will send a proxy letter to each new account. When returned, the New Account Coordinator will record whether WEDGE, the Client, or Custodian will vote the proxy and communicate this with the Proxy Coordinator and the portfolio manager.

2. Upon notice of the annual meeting date, the Proxy Coordinator will obtain a list of holders of record date or the date nearest to the record date that can be obtained.

3. The Proxy Coordinator will then compare shares in the portfolio accounting system with shares received for voting from Automatic Data Processing
     (ADP). The Proxy Coordinator should also note the reason for any difference in the Proxy Edge system. Where there is any difference or where we have not received a proxy, the Proxy Coordinator will take appropriate action to notify the client or custodian to send us a new or supplemental proxy.

4. On an as-needed basis, the Proxy Coordinator will advise all trustees or other plan fiduciaries if particular custodians do not comply with our requests for proxies.

5. The Proxy Coordinator will note on the proxy materials if the security issuer is a client or a prospective client of WEDGE. To determine if the security issuer is a prospective client of WEDGE, the Proxy Coordinator will check with marketing personnel.

6. The Proxy Coordinator will distribute proxy material to the appropriate analyst in a timely manner.

7. The Proxy Coordinator will obtain voting instructions from the Recommending Analyst.

8. The Proxy Coordinator will vote proxies in accordance with analyst instructions.

RECORD RETENTION


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WCM will maintain the records required under Section 204-2 of the Adviser Act.
These records include:

-    A copy of the Policy.

-    A record of each vote cast.

- Any document material to the decision making-process of a vote, including Potential Conflict of Interest Forms.

- Each written client request for proxy voting records and WCM's written response to any (written or oral) client request.

Proxy voting books and records will be maintained in an easily accessible place for a period of six years, the first two in an appropriate location of WCM.

INTERNAL AUDIT

On an annual basis, a compliance officer will review the Policy to determine if any revisions are necessary. Periodically, a compliance officer will also review the books and records relating to proxies to confirm compliance with the Policy. Results of these reviews will be distributed to the Management Committee.

POLICY DISCLOSURE

On an annual basis, WCM will provide clients with a description of the Policy (see attachment B) and offer to send a complete copy upon request. Clients may request a copy of the Policy at any time:

In writing:
Attention: Proxy Policy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via Telephone:
Cassie Taylor @ 704-334-6475

Via E-mail:
ctaylor@wedgecapital.com

VOTING DISCLOSURE

As part of the annual policy disclosure, WCM will inform clients how to obtain information on how proxies were voted with respect to their securities. Clients may request a report on how proxies were voted at any time:

In writing:
Attention: Proxy Record Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via Telephone:
Cassie Taylor @ 704-334-6475


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Via E-mail:
ctaylor@wedgecapital.com

REVIEW PROCEDURES

On an annual basis, WEDGE will review its proxy procedures for compliance with this Policy. Periodically, WEDGE will also review third-party service providers, such as ISS, for independence.


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

INTRODUCTION Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

     Wellington Management's Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

STATEMENT OF POLICIES As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client's written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT   Wellington Management has a Corporate Governance
                               Committee, established by action of the firm's
                               Executive Committee, that is responsible for the
                               review and approval of the firm's written Global
                               Proxy Policies and Procedures and its Proxy
                               Voting Guidelines, and for providing advice and
                               guidance on specific proxy votes for


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
                               individual issuers. The firm's Legal Services
                               Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance
                               Group within the Corporate Operations Department.
                               In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES        Wellington Management has in place certain
                               procedures for implementing its proxy voting
                               policies.

General Proxy Voting           AUTHORIZATION TO VOTE

                               Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                               RECEIPT OF PROXY

                               Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                               RECONCILIATION

                               To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

                               RESEARCH

                               In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of


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
                               external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

                               - Generally, issues for which explicit proxy voting guidance is provided in the Proxy
                                    Voting Guidelines (i.e., "For", "Against",
                                    "Abstain") are reviewed by the Corporate
                                    Governance Group and voted in accordance with the Proxy Voting Guidelines.

                               - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                               - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                               If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
                               Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full
                               Corporate Governance Committee should convene.
                               Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.


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
SECURITIES LENDING             Wellington Management may be unable to vote
                               proxies when the underlying securities have been
                               lent out pursuant to a client's securities
                               lending program. In general, Wellington
                               Management does not know when securities have
                               been lent out and are therefore unavailable to be
                               voted. Efforts to recall loaned securities are
                               not always effective, but, in rare circumstances,
                               Wellington Management may recommend that a client
                               attempt to have its custodian recall the security
                               to permit voting of related proxies.

     SHARE BLOCKING AND RE-REGISTRATION Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

          In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

     LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

ADDITIONAL INFORMATION         Wellington Management maintains records of
                               proxies voted pursuant to Section 204-2 of the
                               Investment Advisers Act of 1940 (the "Advisers
                               Act"), the Employee Retirement Income Security
                               Act of 1974, as amended ("ERISA"), and other
                               applicable laws.

                               Wellington Management's Global Proxy Policies and
                               Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy
                               Policies and Procedures, including the Proxy
                               Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

INTRODUCTION Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.


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     These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

     Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES              COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                               -    Election of Directors:

                                         Case-by-Case

                                    Wellington Management believes that
                                    shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

                               - Classify Board of Directors: Against We will also vote in favor of shareholder proposals seeking to declassify boards.

                               -    Adopt Director Tenure/Retirement Age (SP):
                                    Against

                               -    Adopt Director & Officer Indemnification:
                                    For

                                    We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.


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
                               -    Allow Special Interest Representation to
                                    Board (SP): Against

                               -    Require Board Independence:

                                         For

                                    Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

                               -    Require Key Board Committees to be
                                    Independent.

                                         For

                                    Key board committees are the Nominating, Audit, and Compensation Committees.
                                    Exceptions will be made, as above, in
                                    respect of local market conventions.

                               -    Require a Separation of Chair and CEO or
                                    Require a

                                         For

                                    Lead Director:

                               -    Approve Directors' Fees:

                                         For

                               -    Approve Bonuses for Retiring Directors:

                                         Case-by-Case

                               -    Elect Supervisory Board/Corporate Assembly:
                                    For

                               -    Elect/Establish Board Committee: For

                               -    Adopt Shareholder Access/Majority Vote on
                                    Election of

                                         Case-by-Case

                                    Directors (SP):

                                    Wellington Management believes that the
                                    election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not


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
                                    simply within the company's corporate
                                    governance policy.

                                    Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

                               -    Adopt/Amend Stock Option Plans:

                                         Case-by-Case

                               -    Adopt/Amend Employee Stock Purchase Plans:
                                    For

                               -    Approve/Amend Bonus Plans: Case-by-Case

                                    In the US, Bonus Plans are customarily
                                    presented forshareholder approval pursuant to Section 162(m) of the Omnibus Budget
                                    Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals.
                                    Nevertheless, occasionally these proposals are presented in a bundled form seeking 162
                                    (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

                               -    Approve Remuneration Policy:

                                         Case-by-Case

                               -    Exchange Underwater Options:

                                         Case-by-Case

                                    Wellington Management may support
                                    value-neutral exchanges in which senior
                                    management is ineligible to participate.

                               -    Eliminate or Limit Severance Agreements
                                    (Golden

                                         Case-by-Case

                                    Parachutes):

                                    We will oppose excessively generous
                                    arrangements, but may support agreements


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

                                    structured to encourage management to
                                    negotiate in shareholders' best economic interest.

                               -    Shareholder Approval of Future Severance
                                    Agreements

                                         Case-by-Case

                                    Covering Senior Executives (SP): We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

                               -    Expense Future Stock Options (SP):

                                         For

                               -    Shareholder Approval of All Stock Option
                                    Plans (SP):

                                         For

                               -    Disclose All Executive Compensation (SP):

                                         For

                               REPORTING OF RESULTS

                               -    Approve Financial Statements:

                                         For

                               -    Set Dividends and Allocate Profits: For

                               -    Limit Non-Audit Services Provided by
                                    Auditors (SP):

                                         Case-by-Case

                                    We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

                               -    Ratify Selection of Auditors and Set Their
                                    Fees:

                                         Case-by-Case

                                    Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.


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

                                    Elect Statutory Auditors: Case-by-Case

                               -    Shareholder Approval of Auditors (SP): For

                               SHAREHOLDER VOTING RIGHTS

                               -    Adopt Cumulative Voting (SP):

                                         Against

                                    We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

                               -    Shareholder Rights Plans

                                         Case-by-Case

                                    Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

                                    -    We generally support plans that
                                         include:

                                    -    Shareholder approval requirement

                                    -    Sunset provision

                                    -    Permitted bid feature (i.e., bids that
                                         are made for all shares and demonstrate
                                         evidence of financing must be submitted
                                         to a shareholder vote).

                                    Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

                               -    Authorize Blank Check Preferred Stock:

                                         Case-by-Case

                                    We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

                               -    Eliminate Right to Call a Special Meeting:
                                    Against

                               -    Increase Supermajority Vote Requirement:

                                         Against

                                    We likely will support shareholder and
                                    management proposals to remove existing
                                    supermajority vote requirements.

                               -    Adopt Anti-Greenmail Provision:

                                         For

                               -    Adopt Confidential Voting (SP):

                                         Case-by-Case

                                    We require such proposals to include a
                                    provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

                               -    Remove Right to Act by Written Consent:
                                    Against

CAPITAL STRUCTURE

                               -    Increase Authorized Common Stock:

                                         Case-by-Case

                                    We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

                               -    Approve Merger or Acquisition:

                                         Case-by-Case

                               -    Approve Technical Amendments to Charter:

                                         Case-by-Case

                               -    Opt Out of State Takeover Statutes:

                                         For

                               -    Authorize Share Repurchase:

                                         For

                               -    Authorize Trade in Company Stock:

                                         For

                               -    Approve Stock Splits:

                                         Case-by-Case

                                    We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

                               -    Approve Recapitalization/Restructuring:

                                         Case-by-Case

                               -    Issue Stock with or without Preemptive
                                    Rights:

                                         For

                               -    Issue Debt Instruments:

                                         Case-by-Case

                               SOCIAL ISSUES

                               -    Endorse the Ceres Principles (SP):

                                         Case-by-Case

                               -    Disclose Political and PAC Gifts (SP):

                                         Case-by-Case

                                    Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

                               -    Require Adoption of International Labor
                                    Organization's

                                         Case-by-Case

                                    Fair Labor Principles (SP):

                               -    Report on Sustainability (SP):

                                         Case-by-Case

MISCELLANEOUS

                               -    Approve Other Business:

                                         Against

                               -    Approve Reincorporation:

                                         Case-by-Case

                               -    Approve Third-Party Transactions:

                                         Case-by-Case

Dated: December 6, 2007

                              Dated: April 1, 2007

Westfield Capital Management Company, LLC

PROXY VOTING POLICY

                               REVISED MARCH 2008

                        POLICY STATEMENT AND INTRODUCTION

Westfield Capital Management Company, LLC ("WCM") will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

This memorandum sets forth WCM's policies for voting proxies. WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Act"). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

                                 PROXY COMMITTEE

WCM has a Proxy Committee (the "Committee") composed of individuals from investment, marketing and compliance departments. The Board of Directors will appoint the members of the Committee and consider recommendations for members from the Committee. The Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

2    considers special proxy issues as they may arise from time to time.


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

As of the date of these procedures, the following members of WCM will serve on the Committee:

Brandi McMahon, Senior Compliance Associate, Chairperson

Heather Witte, Senior Marketing and Client Service Representative

John Montgomery, Vice President and Portfolio Strategist

Karen DiGravio, Chief Financial Officer, Chief Compliance Officer and EVP

Tracee Currier, Proxy Associate & Compliance Assistant, Assistant Chairperson

                           PROXY VOTING ADMINISTRATION

WCM's Proxy Associate, under supervision of the Proxy Committee, has the following duties:

1. oversee the work of any third party vendor hired to process proxy votes, as of date of these procedures, WCM's third party vendor is Glass Lewis & Co, Viewpoint Proxy Platform ("Glass Lewis");

2. monitor the ballot reconciliation conducted by third party vendor, and disseminate the reconciliation of ballots and missed/unvoted proxy reports to the Proxy Committee monthly, utilizing the customized reporting within Glass Lewis;

3.   review and approve votes on Glass Lewis;

4. maintain required records of proxy votes on behalf of WCM client accounts including maintaining documents received or created that were material to the voting decision;

5.   prepare and distribute reports requested by WCM clients;

6. maintain records of all communications received from clients requesting information on proxy voting and responses thereto;

7.   escalate issues on recurring problems reported;

8. communicate the registration of any new accounts with proxy voting authority, custodian changes or terminated accounts to the Glass Lewis;

9. report any conflict of interest as listed later in this document to the Proxy Committee and obtain a approval from the committee, if an override is necessary; and

10.  conduct due diligence annually on Glass Lewis

11. review SAS70 if available, at time of procedures Glass Lewis does not have a SAS70.


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

                             PROXY VOTING GUIDELINES

WCM maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day.

The Proxy Associate reviews the proxy agenda against WCM's guidelines and the recommendation from Glass Lewis. The Proxy Associate will exercise discretion to vote the proxies within WCM proxy policy guidelines as recommended in Glass Lewis. Any contentious issues, especially, special meeting agendas or contested meetings will be referred to the appropriate Security Analyst. If WCM is among the Top 20 shareholders, the Proxy Associate will confirm the recommended votes with the Security Analyst. The Security Analyst will provide a recommended rationale if an override is proposed and the Proxy Committee will approve the override.

A copy of the Guidelines is attached to this memorandum as Exhibit A. WCM will vote all proxies in accordance with the Guidelines subject to the following exceptions:

1. If the investment analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients' best interests, they may request the Proxy Associate not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Associate will review any such request with the Committee and will maintain records of each item.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL"), WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM's regular Guidelines. WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Proxy Committee.

3. For clients who support social responsible issues, WCM may accept instructions to vote proxies in accordance with WCM policy, coupled with Glass Lewis' Socially Responsible guidelines, when specific SRI issues are not covered.

4. Information on WCM's proxy voting decision may not be distributed to external solicitors.

5. The Proxy Associate will ensure that all ballots will be voted provided that they are received on the vote deadline date. All unvoted ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.


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

6. In light of the potential conflict of interest arising from a WCM employee holding a directorship with Metabolix, Inc., the Proxy Committee has resolved that Metabolix, Inc. proxies will be voted strictly in accordance with Glass, Lewis' recommendations and that WCM not retain any discretion over such proxies.

                              CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1. A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Compliance Department

2. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

3. For all meetings where we are voting against policy as requested by the Security Analyst and/or client, the Proxy Associate will first check for conflicts among the Company's Board of Directors up for reelection and then obtain the approval from the Proxy Committee. In addition, the Proxy Associate will review material conflicts of interest by checking the WCM vendor list provided by the WCM Treasurer. If any conflicts arise, it will be brought to the Proxy Committee's attention and Exhibit B will be completed and retained.

                                  RECORDKEEPING

The Proxy Associate, will retain copies of the following books and records for the required retention period. The Proxy Associate is responsible for ensuring that all required proxy records are accurate and complete. At a minimum the following records will be retained by WCM or Glass Lewis:

1. a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for at least the past five years.


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

2. electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

3.   records of each vote cast for each client;

4.   a reconciliation of Westfield holdings vs. ballots received;

5.   monthly ballot reconciliation report;

6.   monthly missed/unvoted ballot report;

7. internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc;

8. written reports to clients on proxy voting and of all client requests for information and WCM's response;

9. disclosure documentation to clients on how they may obtain information on how we voted their securities.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. Westfield will (1) require Glass Lewis to provide copies of all voting records promptly upon request; and
(2) require Glass Lewis to maintain the records noted in (2) and (3) above.

EXHIBIT A

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                             PROXY VOTING GUIDELINES

                                       FOR

                          SEPARATELY MANAGED ACCOUNTS &
                         SUB-ADVISORY MUTUAL FUND ASSETS
                         INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients. In addition to our Proxy Voting Guidelines, WCM will also consider the research and recommendations from Glass Lewis for guidance; particularly for issues not covered in our Proxy Policy, as well as on issues specific to Taft-Hartley and Social Responsibility. If the stock is not in our research universe, WCM will default to Glass Lewis research recommendations. If the issue is in our research universe but is not covered under the policy, WCM will also default to the Glass Lewis research recommendation. However, in this circumstance, the analyst has the authority to override the recommendation with the rationale provided.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:

A. MATTERS RELATING TO THE BOARD OF DIRECTORS

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     -    WCM will WITHHOLD VOTES for any nominee for director if

               - The board does not have a two-third majority of independent directors. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass Lewis research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority does not apply when a single individual or entity owns more than 50% of the voting shares ("Controlled Companies") as the interests of the majority of shareholders are the interests of that entity or individual; or

               - The board does not have nominating, audit and compensation committees composed solely of independent directors; or

     -    WCM will WITHHOLD VOTES for any nominee for the:

               - audit committee who sits on more than three public company audit committees; or

               - compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained; or

               - compensation committee who is currently up for election and served at the time of poor pay-for-performance.

     - WCM will WITHHOLD VOTES for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

     - For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independent standards, WCM may refer to Glass, Lewis research recommendations.

     - WCM will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     - WCM will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.

     a. WCM will WITHHOLD VOTES for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.

     - WCM will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a


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

          director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.

     - WCM will WITHHOLD VOTES from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.

     - WCM will WITHHOLD VOTES for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company's peers

     - WCM will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

     - WCM will vote FOR the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for some period of time.

B. COMPENSATION PLANS

     -    STOCK INCENTIVE/OPTION PLANS

               -    WCM will vote FOR performance based options requirements;
                    and

               - WCM will vote FOR equity based compensation plans if our research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance; and

               - WCM will vote AGAINST if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

               - WCM will vote AGAINST if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders; and


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

               - WCM will vote AGAINST if the stock incentive/option plans permits issuance of options with an exercise price below the stock's current market price; and

               - WCM will vote FOR stock options if the stock options are fully expensed; and

               - WCM will vote FOR option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity

     -    WCM will vote FOR all deferred compensation plans

     - WCM will vote FOR all bonus plans recommended by the company's management

In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C. CAPITALIZATION

     - WCM will vote FOR proposals relating to the authorization of additional common stock if the justification for the increase and the amount of the increase is reasonable.

     - WCM will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

     -    WCM will vote FOR proposals authorizing share repurchase programs.

D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
TRANSACTIONS

     - WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets

     - WCM will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. ANTI-TAKEOVER MEASURES

WCM will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     -    WCM will vote FOR proposals to adopt fair price provisions.

F. AUDITORS

WCM will vote FOR board approval proposal regarding the selection or ratification of an auditor except as follows:


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

     - WCM will vote AGAINST when there have been restatements or late filings where the auditors bear some responsibility for the restatements.

G. OTHER BUSINESS MATTERS

WCM will vote FOR board-approved proposals approving routine business matters such as changing the company's name, and procedural matters relating to the shareholder meeting, except as follows:

     - WCM will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

     - WCM will vote AGAINST proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM's vote.

II.  SHAREHOLDER PROPOSALS

     - WCM will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     - WCM will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

     - WCM will vote FOR shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock.

     - WCM will vote FOR shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

     - WCM will vote FOR shareholder proposals that are consistent with WCM's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON U.S. ISSUERS

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:


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     -    WCM will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

     - WCM will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     - WCM will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

               - Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

               - Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

               - Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.


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EXHIBIT B

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

                              PROXY VOTING CONFLICT

                           OF INTEREST DISCLOSURE FORM

1.   Company name:______________________________________________________________

2.   Date of Meeting: __________________________________________________________

3.   Referral Item(s): _________________________________________________________

4. Description of WCM's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest: ______________________________________

5.   Describe procedures used to address any conflict of interest:

     Where a proxy proposal raises a material conflict between WCM's interests and a client's interest, WCM will obtain approval from the Proxy Committee.

     WCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by WCM will be addressed as described above in this section

6. Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a


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conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


------------------------------------
Name: Tracee Currier
Title: Proxy Associate


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